Prospectus Supplement	Filed Pursuant to Rule 497

(To Prospectus dated October 21, 2002)	Registration Statement No. 333-87862

1,750,000 Shares

COMMON STOCK

        We are offering for sale 1,750,000 shares of our common stock. Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The last reported sales price for our common stock on February 28, 2003 was $20.05 per share.

       You should review the information, including the risk of leverage, set forth under “Risk Factors” on page 9 of the accompanying prospectus before investing our common stock.

	Per Share	Total

Public offering price	$20.46	$35,805,000

Underwriting discount	$0.81	$1,417,500

Proceeds to Allied Capital Corporation(1)	$19.65	$34,387,500

(1)	Before deducting expenses payable by us estimated to be $50,000.

      Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us. The SEC maintains an Internet website (http://www.sec.gov) that contains other information about us.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

      The shares of common stock will be ready for delivery on or about March 3, 2003.

JEFFERIES & COMPANY, INC.

The date of this prospectus supplement is February 28, 2003.

      You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed since those dates.

TABLE OF CONTENTS

Prospectus Supplement

Fees and Expenses	S-1

Use of Proceeds	S-2

Underwriting	S-2

Legal Matters	S-3

Recent Developments	S-3

Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations	S-9

Interim Consolidated Financial Statements	S-44

Prospectus

Prospectus Summary	1

Fees and Expenses	5

Selected Condensed Consolidated Financial Data	6

Risk Factors	9

Use of Proceeds	16

Price Range of Common Stock and Distributions	17

Management’s Discussion and Analysis of Financial Condition and Results of Operations	18

Senior Securities	51

Business	55

Portfolio Companies	69

Determination of Net Asset Value	77

Management	81

Compensation of Executive Officers and Directors	86

Control Persons and Principal Holders of Securities	92

Certain Relationships and Transactions	94

Tax Status	95

Certain Government Regulations	99

Dividend Reinvestment Plan	102

Description of Securities	103

Selling Shareholders	107

Plan of Distribution	107

Legal Matters	108

Safekeeping, Transfer and Dividend Paying Agent and Registrar	108

Brokerage Allocation and Other Practices	108

Independent Public Accountants	108

Notice Regarding Arthur Andersen LLP	109

Index to Consolidated Financial Statements	F-1

(i)

      In this prospectus supplement and the accompanying prospectus, unless otherwise indicated, “Allied Capital”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.

      Information contained in this prospectus supplement, and the accompanying prospectus, may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

(ii)

FEES AND EXPENSES

     This table describes the various costs and expenses that an investor of our common stock will bear directly or indirectly.

Shareholders Transaction Expenses

Sales load (as a percentage of offering price)(1)	4.0%

Dividend reinvestment plan fees(2)	None

Annual Expenses (as a percentage of consolidated net assets attributable to common shares)(3)

Operating expenses(4)	3.6%

Interest payments on borrowed funds(5)	4.9%

Total annual expenses(6)	8.5%

(1)	The underwriting discounts and commissions with respect to the shares sold by Allied Capital in this offering are the only sales loads paid in connection with this offering.

(2)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We have no cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” in the accompanying prospectus.

(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities and preferred stock) at September 30, 2002.

(4)	“Operating expenses” represent our estimated operating expenses for the year ending December 31, 2002 excluding interest on indebtedness. This percentage for the year ended December 31, 2001 was 3.8%.

(5)	The “Interest payments on borrowed funds” represents our estimated interest expenses for the year ending December 31, 2002. We had outstanding borrowings of $990.7 million at September 30, 2002. This percentage for the year ended December 31, 2001 was 5.5%. See “Risk Factors” in the accompanying prospectus.

(6)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “Total annual expenses” would be 4.9% of consolidated total assets.

Example

     The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$123	$291	$459	$881

     Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus.

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

USE OF PROCEEDS

      The net proceeds from the sale of the shares of our common stock, after deducting estimated expenses of this offering, are estimated to be $34.3 million. We intend to use the net proceeds from selling our common stock for investment in the debt or equity securities of primarily private companies or non-investment grade commercial mortgage-backed securities and other general corporate purposes. We may also repay a portion of our revolving line of credit. At February 28, 2003, the interest rate on our revolving line of credit was 2.74% and there was approximately $71.3 million outstanding. This revolving line of credit terminates in August 2003 and may be extended under substantially similar terms for one additional year.

UNDERWRITING

      Subject to the terms and conditions stated in the underwriting agreement with Jefferies & Company, Inc., the underwriter has agreed to purchase, and we have agreed to sell to the underwriter, all 1,750,000 of the shares offered by this prospectus supplement.

      The underwriting agreement provides that the obligations of the underwriter to purchase the shares offered by us are subject to some conditions. The underwriter is obligated to purchase all of the shares offered by us, if any of the shares are purchased.

      The underwriter proposes to offer the shares to the public initially at the public offering price set forth on the cover of this prospectus supplement. The public offering price is equal to the volume weighted average price per share of our common stock on the New York Stock Exchange for each of the ten trading days beginning on February 14, 2003 and ending on February 28, 2003. After the offering, the public offering price may be changed by the underwriter.

      The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriter by us.

Per share	$0.81

Total	$1,417,500

      We estimate that the total expenses of this offering, excluding the underwriting discounts and commissions, will be approximately $50,000, which will be paid by us.

      This offering of the shares is made for delivery when, as and if accepted by the underwriter and subject to prior sale and to withdrawal, cancellation or modification of this offering without notice. The underwriter reserves the right to reject an order for the purchase of shares in whole or in part.

      We have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the underwriter may be required to make in respect of these liabilities.

      We have been advised by the underwriter that, in accordance with Regulation M under the Securities Act, some persons participating in this offering may engage in transactions, including syndicate covering transactions or stabilizing bids, that may have the effect of stabilizing or maintaining the market price of the shares at a level above that which might otherwise prevail in the open market.

      A “syndicate covering transaction” is a bid for or the purchase of shares on behalf of the underwriter to reduce a syndicate short position incurred by the underwriter in connection with this offering. The underwriter may create a syndicate short position by making short sales of our shares and must then purchase our shares in the open market to cover the syndicate short positions created by these short sales. Short sales involve the sale by the underwriter of a greater number of shares than it is required to purchase in this offering. A short position is more likely to be created if the underwriter is concerned that there may be downward pressure in the price of the shares in the open market after pricing that could adversely affect investors who purchase in this offering.

      A “stabilizing bid” is a bid for or the purchase of shares on behalf of the underwriter for the purpose of fixing or maintaining the price of our shares.

      We have been advised by the representatives of the underwriter that these transactions may be effected on the New York Stock Exchange or otherwise and, if commenced, may be discontinued at any time. Similar to other purchase activities, these activities may have the effect of raising or maintaining the market price of our shares or preventing or regarding a decline in the market price of our shares. As a result, the price of our shares may be higher than the price that might otherwise exist in the open market.

      The underwriter expects to deliver the shares through the facilities of The Depository Trust Company in New York, New York, on or about March 3, 2003. At that time, the underwriter will pay us for the shares in immediately available funds.

      This offering is being conducted in compliance with Rule 2810 of the Conduct Rules of the National Association of Securities Dealers, Inc.

      The address for Jefferies & Company, Inc. is 520 Madison Avenue, 12th Floor, New York, NY 10022.

LEGAL MATTERS

      Certain legal matters with respect to the validity of the shares of common stock we are offering will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the underwriter by Morgan, Lewis & Bockius LLP, New York, New York.

RECENT DEVELOPMENTS

Operating Results for the Year Ended December 31, 2002

      For the year ended December 31, 2002, we reported net income of $228.3 million, or $2.20 per share, a 1.9% increase on a per share basis as compared to net income of $200.7 million, or $2.16 per share, for 2001. For the three months ended December 31, 2002, we reported net income of $53.4 million, or $0.51 per share, as compared to net income of $42.9 million, or $0.43 per share, for the three months ended December 31, 2001. Net income varies substantially from quarter to quarter primarily due to the recognition of realized and unrealized gains or losses, which vary from quarter to quarter. As a result, quarterly comparisons of net income may not be meaningful.

      Net investment income before net realized and unrealized gains or losses was $183.9 million, or $1.77 per share for 2002, as compared to net investment income of $179.5 million, or $1.93 per share, for 2001. For the fourth quarter of 2002, net investment income before net realized and unrealized gains or losses totaled $42.4 million, or $0.40 per share, as compared to fourth quarter 2001 net investment income of $53.4 million, or $0.53 per share. Employee and administrative expenses associated with the closing of our

German office decreased net income and net investment income for the three and twelve months ended December 31, 2002 by $3.0 million, or $0.03 per share.

      Net realized and unrealized gains totaled $44.4 million, or $0.43 per share, for 2002 as compared to $21.3 million, or $0.23 per share, for 2001. For the year ended December 31, 2002, we recognized realized gains of $95.5 million and realized losses of $50.6 million.

      During 2002, we invested a total of $506.4 million. After total repayments of $143.2 million, asset sales of $213.5 million and valuation changes during the year, total assets increased to $2.79 billion at December 31, 2002, a 13.6% increase over total assets of $2.46 billion at December 31, 2001. Shareholders’ equity increased 14.3% to $1.55 billion at December 31, 2002 from $1.35 billion at December 31, 2001. Net asset value per share at December 31, 2002 was $14.22, a 4.8% increase over the net asset value per share of $13.57 at December 31, 2001.

      Cash flow provided by operating activities before new portfolio investments for the year ended December 31, 2002 was $571.7 million and dividends to shareholders for 2002 were $229.9 million. Cash flow provided by operating activities before new portfolio investments for the year ended December 31, 2001 was $330.8 million and dividends to shareholders for 2001 were $186.2 million.

      For the year ended December 31, 2002, our annual return on average assets was 9.0% and the annual return on average equity was 16.0%.

Private Finance

      The private finance portfolio totaled $1.74 billion at December 31, 2002. The debt portion of this portfolio, which totaled $1.15 billion at December 31, 2002, had a weighted average yield of 14.4%, as compared to 14.8% at December 31, 2001. During the fourth quarter of 2002, we invested a total of $78.7 million in our private finance business. Significant private finance investments during the fourth quarter of 2002 included:

•	$10.4 million of subordinated debt in Frozen Specialties, Inc., a leading manufacturer of budget, private-label frozen pizza and appetizers for convenience and grocery stores nationwide,

•	$15.0 million of subordinated debt and $4 million of equity to acquire Housecall Medical Resources, Inc., a leading home healthcare organization and

•	$29.7 million of senior debt in Powell Plant Farms, Inc., one of the largest suppliers of bedding and flowering plants in the United States.

      During the first quarter of 2003, we announced that we had provided $50 million in financing to Business Loan Express in connection with its $128 million acquisition of a pool of performing small business loans and other assets from Amresco Independence Funding. Also during the first quarter of 2003, we announced that we had provided a $30 million senior secured loan to Resun Leasing, Inc., a provider of modular space solutions.

      During the first quarter of 2003, we announced that we realized a capital gain of approximately $8.4 million from our investment in Morton Grove Pharmaceuticals, Inc. We also generated a capital gain of approximately $7.0 million from our investment in CyberRep in connection with the sale of the company.

CMBS Investing

      At December 31, 2002, our CMBS portfolio totaled $608.3 million, and had a weighted average yield to maturity of 14.4%, as compared to 14.8% at December 31, 2001. We invested $64.7 million in two new CMBS transactions during the fourth quarter of 2002. Because we generally acquire our CMBS investments at significant discounts from the face amounts of the bonds, the unamortized discount on the CMBS portfolio totaled $649.5 million at December 31, 2002.

      In January 2003, we sold BB+ through B CMBS bonds with a cost basis of $115.7 million, which generated $127.9 million in cash proceeds. This sale resulted in a realized capital gain of $12.2 million.

Liquidity and Capital Resources

      During 2002, we raised a total of $86.4 million of new equity in three secondary offerings. We also raised $86.5 million in a non-transferable rights offering that was completed during the fourth quarter. We expanded our committed unsecured revolving credit facility to $527.5 million during 2002, of which $318.0 million was available at December 31, 2002. We repaid our auction rate reset note of $75.0 million in December 2002.

      At December 31, 2002, we had a weighted average cost of debt of 6.9%. At December 31 2002, we had regulatory asset coverage of 270% and the ratio of debt to equity was 0.65 to 1. We are required to maintain regulatory asset coverage of at least 200%.

Portfolio Quality

      We employ a grading system to monitor the quality of our portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is for investments that are in workout and for which some loss of current interest is expected, but no loss of principal is expected. Grade 5 is for investments that are in workout and for which some loss of principal is expected and the investment is written down to net realizable value.

      At December 31, 2002, the portfolio of Grade 1 investments totaled $801.0 million, or 32.1% of the total portfolio at value; Grade 2 investments totaled $1.40 billion, or 56.3% of the total portfolio; Grade 3 investments totaled $166.0 million, or 6.7% of the total portfolio; Grade 4 investments totaled $23.6 million, or 1.0% of the total portfolio; and Grade 5 investments totaled $96.8 million, or 3.9% of the total portfolio. Included in Grade 4 and 5 investments are assets totaling $24.1 million that are secured by commercial real estate.

      For the total investment portfolio, workout loans and debt securities not accruing interest that were classified in Grade 4 and 5 were $89.1 million at value at December 31, 2002, or 3.6% of the total portfolio. Included in this category at December 31, 2002, were loans of $13.0 million that were secured by commercial real estate. In addition to Grade 4 and 5 assets that are in workout, loans and debt securities to companies that are more than 50% owned by us that were not accruing interest totaled $63.6 million at value, and loans and debt securities to companies that are less than 50% owned by us that were not in workout but were not accruing interest totaled $7.2 million at value at December 31, 2002.

      For the total investment portfolio, loans and debt securities greater than 90 days past due were $103.1 million at value at December 31, 2002, or 4.1% of the total portfolio. Included in this category are loans and debt securities valued at $26.0 million that are secured by commercial real estate. At December 31, 2002, greater than 30-day delinquencies in the underlying collateral pool related to the CMBS portfolio were 1.0%.

Quarterly Dividend

      On February 7, 2003, we increased our regular quarterly dividend to $0.57 per share for the first quarter of 2003. The dividend is payable on March 28, 2003 to shareholders of record on March 14, 2003.

      For 2002, we paid regular quarterly dividends of $2.20 per share, a 9.5% increase over total dividends of $2.01 per share in 2001. An extra cash dividend of $0.03 was paid for 2002. Our dividend is paid from taxable income. Our board of directors determines the dividend based on annual estimates of taxable income, which differs from book income due to both temporary and permanent differences in income and expense recognition. Changes in unrealized appreciation and depreciation have no impact on the company’s taxable income.

Other Matters

      Effective January 1, 2003, Warren K. Montouri retired as a member of our board of directors. Also, on January 19, 2003, T. Murray Toomey, a member of our board of directors, passed away.

SUMMARY FINANCIAL INFORMATION

	At December 31,

	(unaudited)
	2002	2001
(In thousands, except per share amounts)
Assets

Portfolio at Value:

Private finance	$1,743,215	$1,595,072

Commercial real estate finance	744,952	734,518

Total Portfolio at Value	2,488,167	2,329,590

Other assets	294,966	130,234

Cash and cash equivalents	11,186	889

Total Assets	$2,794,319	$2,460,713

Liabilities and Shareholders’ Equity

Liabilities:

Debt	$998,450	$1,020,806

Accounts payable and other liabilities	242,798	80,784

Total Liabilities	1,241,248	1,101,590

Preferred stock	7,000	7,000

Shareholders’ Equity:

Common stock	11	10

Additional paid-in capital	1,547,183	1,352,688

Notes receivable from sale of common stock	(24,704)	(26,028)

Net unrealized appreciation	39,411	39,981

Distributions in excess of earnings	(15,830)	(14,528)

Total Shareholders’ Equity	1,546,071	1,352,123

Total Liabilities and Shareholders’ Equity	$2,794,319	$2,460,713

Net asset value per common share	$14.22	$13.57

Actual shares outstanding at end of period	108,698	99,607

	3 Months Ended		12 Months Ended
	December 31		December 31

	(unaudited)		(unaudited)
	2002	2001	2002	2001
(In thousands, except per share amounts)
Interest and Related Portfolio Income:

Interest and dividends	$68,753	$66,742	$264,042	$240,464

Premiums from loan dispositions	725	434	2,776	2,504

Fees and other income	8,537	15,490	43,110	46,142

Total Interest and Related Portfolio Income	78,015	82,666	309,928	289,110

Expenses:

Interest	18,029	17,130	70,443	65,104

Employee(1)	8,664	7,387	33,126	29,656

Administrative(1)	8,591	5,133	21,504	15,299

Total Operating Expenses	35,284	29,650	125,073	110,059

Net Investment Income Before Income Tax Expense and Net Realized and Unrealized Gains (Losses)	42,731	53,016	184,855	179,051

Income Tax Expense (Benefit)	330	(412)	930	(412)

Net Investment Income Before Net Realized and Unrealized Gains (Losses)	42,401	53,428	183,925	179,463

Net Realized and Unrealized Gains (Losses):

Net realized gains (losses)	(12,135)	(7,678)	44,937	661

Net unrealized gains (losses)	23,090	(2,860)	(571)	20,603

Total Net Realized and Unrealized Gains (Losses)	10,955	(10,538)	44,366	21,264

Net Income	$53,356	$42,890	$228,291	$200,727

Net Investment Income per share — diluted	$0.40	$0.53	$1.77	$1.93

Earnings per share — diluted	$0.51	$0.43	$2.20	$2.16

Weighted average shares outstanding — diluted	105,077	100,052	103,574	93,003

(1)	Employee and administrative expenses for the three and twelve months ended December 31, 2002 include costs associated with the closing of our German office of $3.0 million, or $0.03 per share.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company’s Consolidated Financial Statements and the Notes thereto included herein and in the accompanying prospectus.

      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio company, and the financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by accounting principles generally accepted in the United States of America.

OVERVIEW

      We are a business development company that provides long-term debt and equity investment capital to support the expansion of companies in a variety of industries. Our lending and investment activity is generally focused in private finance and commercial real estate finance, primarily in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS. Our private finance activity principally involves providing financing through privately negotiated long-term debt and equity investment capital. Our private financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and bridge financings. We generally invest in private companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable.

      Our portfolio composition at September 30, 2002, and December 31, 2001, was as follows:

	At	At
	September 30,	December 31,
	2002	2001

Private Finance	71%	68%

Commercial Real Estate Finance	29%	32%

      Our earnings depend primarily on the level of interest and related portfolio income, fee income and net realized and unrealized gains or losses earned on our investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory and competitive factors that influence new investment activity, the amount of loans for which interest is not accruing and our ability to secure debt and equity capital for our investment activities.

PORTFOLIO AND INVESTMENT ACTIVITY

      Total portfolio investment activity and yields at and for the three and nine months ended September 30, 2002 and 2001, and at and for the year ended December 31, 2001, were as follows:

	At and for the		At and for the		At and for the
	Three Months Ended		Nine Months Ended		Year Ended
	September 30,		September 30,		December 31,

	2002	2001	2002	2001	2001
($ in millions)

	(unaudited)		(unaudited)

Portfolio at value	$2,343.6	$2,174.4	$2,343.6	$2,174.4	$2,329.6

Investments funded	$157.6	$213.7	$353.0	$513.5	$680.3

Change in accrued or reinvested interest and dividends	$13.5	$14.9	$33.0	$40.4	$51.6

Principal repayments	$44.7	$7.9	$111.7	$50.4	$74.5

CMBS and commercial real estate loan sales	$87.2	$55.4	$213.5	$130.0	$130.0

Yield*	14.1%	14.1%	14.1%	14.1%	14.3%

*	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance

      The private finance portfolio, investment activity and yields at and for the three and nine months ended September 30, 2002 and 2001, and at and for the year ended December 31, 2001, were as follows:

	At and for the		At and for the		At and for
	Three Months Ended		Nine Months Ended		the Year Ended
	September 30,		September 30,		December 31,

	2002	2001	2002	2001	2001
($ in millions)

	(unaudited)		(unaudited)

Portfolio at value:

Loans and debt securities	$1,122.6	$1,095.6	$1,122.6	$1,095.6	$1,107.9

Equity interests	540.0	443.7	540.0	443.7	487.2

Total portfolio	$1,662.6	$1,539.3	$1,662.6	$1,539.3	$1,595.1

Investments funded	$148.7	$116.9	$218.4	$230.7	$287.7

Change in accrued or reinvested interest and dividends	$13.5	$14.8	$32.6	$39.2	$48.9

Principal repayments	$44.2	$6.0	$100.2	$29.1	$43.8

Yield*	14.4%	14.5%	14.4%	14.5%	14.8%

*	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

     Investments funded during the three and nine month periods ended September 30, 2002, and the year ended December 31, 2001, consisted of the following:

	Loans and	Equity
	Debt Securities	Interests	Total
($ in thousands)
For the three months ended September 30, 2002(1)

Companies more than 25% owned	$15,775	$300	$16,075

Companies 5% to 25% owned	17,314	386	17,700

Companies less than 5% owned	106,995	7,886	114,881

Total	$140,084	$8,572	$148,656

For the nine months ended September 30, 2002(1)

Companies more than 25% owned	$31,737	$4,059	$35,796

Companies 5% to 25% owned	24,808	7,432	32,240

Companies less than 5% owned	141,018	9,392	150,410

Total	$197,563	$20,883	$218,446

For the year ended December 31, 2001(1)

Companies more than 25% owned	$47,860	$78,260	$126,120

Companies 5% to 25% owned	8,203	3,721	11,924

Companies less than 5% owned	142,144	7,548	149,692

Total	$198,207	$89,529	$287,736

(1)	The private finance portfolio is presented in three categories—companies more than 25% owned, which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and therefore are deemed controlled by us under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned, which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company.

     At September 30, 2002, we had outstanding funding commitments of $92.8 million to portfolio companies, including $28.1 million committed to private venture capital funds. At September 30, 2002, we also had total commitments to private finance portfolio companies in the form of standby letters of credit and guarantees of $61.7 million.

      We fund new investments using cash, through the issuance of our common equity, the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash and providing a subsequent growth investment.

      We may acquire more than 50% of the common stock of a company in a control buyout transaction. Control investments are generally structured such that we earn a current return through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common stock, and management or transaction services fees to compensate us for the managerial assistance that we provide to a controlled portfolio company. In some cases for companies that are more than 50% owned, we may not accrue interest on loans and debt securities if such company is in need of additional capital and, therefore, we may defer current debt service. Our most significant investments acquired through control buyout transactions at September 30, 2002, were The Hillman Companies, Inc., (formerly SunSource, Inc.), acquired in 2001 and Business Loan Express, Inc., acquired in 2000.

      The Hillman Companies, Inc. During 2001, we acquired 93.2% of the common equity of SunSource, Inc. for $71.5 million in cash. Subsequently, SunSource completed the sale of its STS business unit and distributed $16.5 million in cash to us, reducing our common stock cost basis to $57.2 million at December 31, 2001. As part of the STS sale, we invested $3.2 million in the new STS. During the third quarter of 2001, we received fees from SunSource of $2.8 million related to transaction assistance for the SunSource sale and STS sale, and $1.6 million for the syndication of SunSource’s senior credit facilities. In addition, we realized a gain of $2.5 million from the sale of warrants prior to the buyout transaction. During the first quarter of 2002, SunSource changed its name to The Hillman Companies, Inc., also referred to as Hillman.

      Hillman is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage and other small hardware components and operates in multiple channels of the retail marketplace such as hardware stores, national and regional home centers and mass merchants. Hillman has certain patent-protected products including key duplication technology that is important to its business. Hillman’s primary operations are located in Cincinnati, Ohio.

      During the second quarter of 2002, we recorded unrealized appreciation on this investment of $32.8 million. At September 30, 2002, our investment in Hillman totaled $131.5 million at value, or 5.2% of total assets. We did not change the unrealized appreciation on our investment in Hillman during the third quarter of 2002, as the fair value of our investment was still within our range of estimations of enterprise value for the company. Hillman remains on plan with respect to achieving its estimated 2002 earnings before interest, taxes, depreciation, amortization and management fees, of approximately $50 million.

      Business Loan Express, Inc. On December 31, 2000, we acquired 94.9% of BLC Financial Services, Inc. in a “going private” buyout transaction for $95.2 million. We issued approximately 4.1 million shares of our common stock, or $86.1 million of new equity, and paid $9.1 million in cash to acquire BLC, which thereafter changed its name to Business Loan Express, Inc.

      As part of the transaction, we recapitalized Allied Capital Express, our small business lending operation, as an independently managed private portfolio company and merged it into Business Loan Express. We contributed certain assets, including our online rules-based underwriting technology and fixed assets, and transferred 37 employees to the private portfolio company. Upon completion of the transaction, our investment in Business Loan Express as of December 31, 2000 totaled $204.1 million and consisted of $74.5 million of subordinated debt, $25.1 million of preferred stock, and $104.5 million of common stock.

      At September 30, 2002, our investment in Business Loan Express totaled $254.3 million at value, or 10.1% of our total assets, which includes unrealized appreciation of $35.4 million. We did not change the unrealized appreciation on our investment in BLX during the third quarter of 2002, as the fair value of our investment was still within our range of estimations of enterprise value. In determining the equity value included in the estimated enterprise value, we assumed that BLX’s equity securities would be valued at a multiple of approximately 8 times trailing 2002 pro-forma net income of $23 million, which results from BLX’s actual fiscal 2002 earnings adjusted for management fees and a pro-forma capital structure that assumes the sale of the company.

      To view another measure of the fair value of our investment in BLX, we compared our investment at fair value in BLX of $254.3 million to our share of the book value of BLX’s junior capital. Our share of BLX’s junior capital totals $145.7 million and includes subordinated debt due to us of $89.4 million, preferred equity of $25.1 million and our share of common equity, including paid-in capital and retained earnings of $31.2 million. This comparison shows that the fair value of our $254.3 million investment is 1.7 times the cost or book basis of our share of BLX’s junior capital in total.

      Summary financial data for Business Loan Express at and for the quarter ended September 30, 2002, and the year ended June 30, 2002, was as follows:

	At and for the	At and for the
	Quarter Ended	Year Ended
	September 30, 2002(1)	June 30, 2002
($ in millions)
Operating Data

Total revenue	$25.7	$84.6

Profits before taxes	$1.5	$3.6

Earnings before interest, taxes and management fees (EBITM)	$12.9	$43.0

Balance Sheet Data

Total assets(2)	$279.7	$277.1

Total debt	$186.1	$183.0

Total shareholders’ equity	$60.7	$59.9

Cash Flow Data

Cash provided by operating activities	$10.7	$18.7

Cash used in investing activities	$(8.6)	$(37.1)

Cash provided by financing activities	$0.7	$3.0

Other Data

Total loan originations	$153.7	$565.1

Serviced loan portfolio	$1,501.6	$1,372.6

Number of loans	2,251	2,083

Loan delinquencies(3)	8.5%	9.4%

(1)	Financial data at and for the quarter ended September 30, 2002, is unaudited. The results of operations, changes in cash flows and loan originations for the three months ended September 30, 2002 are not necessarily indicative of the operating results to be expected for the full year.
(2)	Included in total assets is $6 million of goodwill. There is no other goodwill on BLX’s balance sheet. We acquired 94.9% of BLC Financial Services, Inc. on December 31, 2000. “Push-down” accounting was not required with respect to this transaction; accordingly, goodwill was not recorded by BLX.
(3)	Represents the percentage of loans in the total serviced loan portfolio that are greater than 30 days delinquent, which includes loans in workout status. Loans greater than 30 days delinquent for the SBA 7(a) loan portfolio only, which are included in the total serviced loan portfolio, were 7.9% at September 30, 2002. Delinquencies for the types of small business loans made by BLX typically range between 8% and 12%.

     The loans originated by BLX are generally secured by commercial real estate. Loans originated under the 7(a) Guaranteed Loan Program also require the personal guarantee of the borrower and, in many cases, the loans are also secured by additional real estate collateral. Because the loans are secured by collateral, BLX’s annual loan losses for its serviced SBA 7(a) loans, computed using the unguaranteed balance of the SBA 7(a) loan portfolio, were less than 1% on average for the last five fiscal years.

      Business Loan Express sells or securitizes substantially all of the loans it originates. BLX currently sells the guaranteed piece of SBA 7(a) guaranteed loans for cash premiums of up to 10% of the guaranteed loan amount plus a retained annual servicing fee generally between 1% and 2.0% of the guaranteed loan amount. Alternatively, BLX may sell the guaranteed piece of SBA 7(a) guaranteed loans at par and retain an annual servicing spread, at current prices, of generally between 4.0% and 4.8%. BLX securitizes the unguaranteed piece of the SBA 7(a) loans and conventional loans it originates. Typically, BLX retains up to 2.7% of the loan securitization pools and receives a spread from the excess of loan interest received on the loans sold over the interest cost on the securities issued in the securitization generally between 4.7% and 4.8%.

      As a result of BLX’s guaranteed loan sales and as a result of securitization transactions, BLX had assets at September 30, 2002, totaling approximately $116.1 million representing the residual interests in and servicing assets for loans sold or securitized, together referred to as Residual Interests. These Residual Interests represent the discounted present value of future cash flow streams to be received from loans sold or securitized after making allowances for estimated prepayments, losses and loan delinquencies.

      If loan payments on all loans were to be received as stated in the loan agreements, estimated future cash flows to BLX from loans sold or securitized would total approximately $469 million in the aggregate over the remaining term of these loans. Of the approximate $469 million, estimated cash flows for the 12 months ended September 30, 2003, 2004, 2005, and 2006 would be approximately $36 million, $35 million, $34 million and $33 million, respectively.

      BLX’s cash flow from operations for the quarter ended September 30, 2002 was $10.7 million. Sources of cash flow from operations include net income, cash proceeds from loan sales net of cash used for loans originated, and changes in working capital. BLX’s cash used in investing activities for the quarter ended September 30, 2002 was $8.6 million. Cash used in investing activities includes the origination of residual interests from loans sold, net of collections of residual interests and cash used to purchase fixed assets. BLX’s external cash funding requirements to finance its operations and loan portfolio for the quarter were $0.7 million which was funded by the senior revolving line of credit.

      Business Loan Express has a three-year $124 million revolving credit facility that matures in March 2004. As the controlling shareholder of Business Loan Express, we have provided an unconditional guaranty to the revolving credit facility lenders in an amount of up to 50% of the total obligations (consisting of principal, accrued interest and other fees) of Business Loan Express under the revolving credit facility. The amount guaranteed by us at September 30, 2002 was $48.5 million. This guaranty can be called by the lenders only in the event of a default by Business Loan Express. Business Loan Express was in compliance with the terms of the revolving credit facility at September 30, 2002. We have also provided two standby letters of credit in connection with two term securitization transactions completed by Business Loan Express in the second quarter of 2002 totaling $10.6 million.

      Business Loan Express is currently contemplating a corporate restructure and recapitalization whereby the company would convert from a corporation to a limited liability company. This restructure would enable the company to have greater flexibility as it grows. Upon such restructure and recapitalization, our equity interests would be converted to membership units and the earnings of Business Loan Express would pass through to its members as dividends. There can be no assurance when or if the corporate restructure and recapitalization will occur. BLX expects to incur certain reorganization expenses related to the corporate restructure and recapitalization.

      Business Loan Express is the nation’s second largest non-bank government guaranteed lender utilizing the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). Therefore, changes in the laws or regulations that govern SBLCs or the SBA’s 7(a) Guaranteed Loan Program or changes in government funding for this program could have a material impact on Business Loan Express or its operations. As of October 1, 2002, the SBA implemented a maximum loan size of $500,000 for loans originated through the SBA 7(a) Guaranteed Loan Program. Pending revision of the government’s funding of this program, this limitation may be revisited. BLX does not anticipate that the change will have a material effect on its business. The company plans to emphasize its conventional loan program should the $500,000 SBA 7(a) loan size cap remain in place. Business Loan Express is a preferred lender as designated by the SBA in 68 markets across the United States, and originates, sells and services small business loans. In addition to the 7(a) Guaranteed Loan Program, Business Loan Express originates conventional small business loans and originates loans under the USDA Business and Industry Guaranteed Loan Program. Business Loan Express has 37 offices across the United States and is headquartered in New York, New York.

      WyoTech Acquisition Corporation. On July 1, 2002, WyoTech Acquisition Corporation was sold for $84.4 million. We acquired WyoTech in December of 1998 and owned 91% of the common equity of WyoTech. At June 30, 2002, our investment had a cost basis of $16.4 million, which represented all of the debt ($12.6 million), preferred stock ($3.7 million) and 91% of the common equity capital ($0.1 million) of WyoTech. Our total proceeds from the sale of WyoTech, including the repayment of debt and preferred stock and the sale of our 91% common equity ownership, were $77.2 million. We recognized a realized gain of $60.8 million on the transaction. The sale of WyoTech is subject to post-closing working capital adjustments, if any, and customary indemnification provisions.

Commercial Real Estate Finance

      The commercial real estate finance portfolio, investment activity and yields at and for the three and nine months ended September 30, 2002 and 2001, and at and for the year ended December 31, 2001, were as follows:

	At and for the		At and for the
	Three Months		Nine Months		At and for the
	Ended		Ended		Year Ended
	September 30,		September 30,		December 31,

	2002	2001	2002	2001	2001
($ in millions)

	(unaudited)		(unaudited)

Portfolio at value:

CMBS bonds	$496.4	$447.5	$496.4	$447.5	$558.3

Collateralized debt obligation preferred shares	53.0	24.6	53.0	24.6	24.2

Total CMBS	549.4	472.1	549.4	472.1	582.5

Commercial mortgage loans	59.7	86.2	59.7	86.2	79.6

Residual interest	69.0	74.4	69.0	74.4	69.9

Real estate owned	2.9	2.4	2.9	2.4	2.5

Total Portfolio	$681.0	$635.1	$681.0	$635.1	$734.5

Investments funded	$8.9	$96.8	$134.6	$282.8	$392.6

Change in accrued or reinvested interest	$—	$0.1	$0.4	$1.2	$2.7

Principal repayments	$0.5	$1.9	$11.5	$21.3	$30.7

CMBS and commercial real estate loan sales	$87.2	$55.4	$213.5	$130.0	$130.0

Yield*	13.6%	13.5%	13.6%	13.5%	13.5%

*	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned.

     Our primary commercial real estate investment activity is the investment in non-investment grade commercial mortgage-backed securities, or CMBS. In 1998, we began to take advantage of a unique market opportunity to acquire non-investment grade CMBS bonds at significant discounts from the face amount of the bonds. We believe that CMBS is an attractive asset class because of the yields that can be earned on securities that are secured by commercial mortgage loans, and ultimately commercial real estate properties. We did not make any new CMBS bond investments during the third quarter of 2002 as there was a limited supply of new CMBS bond issuances in the market. The supply of new CMBS bond issuances has increased in the fourth quarter and we are currently in the process of underwriting two transactions that may close during the fourth quarter of 2002. Our CMBS investment activity level will be dependent upon our ability to invest in CMBS at attractive yields. We plan to continue our CMBS investment activity, however, in order to maintain a balanced portfolio, we expect that CMBS will not exceed 25% of our total assets.

      Our commercial real estate investment activity for the three and nine months ended September 30, 2002, and for the year ended December 31, 2001, was as follows:

	Amount Invested

	Face		Amount
	Amount	Discount	Funded	Yield(1)(3)
($ in millions)
For the three months ended September 30, 2002

CMBS bonds	$—	$—	$—

CDOs	1.0	—	1.0	17.4%

Commercial mortgage loans	—	—	—

Real estate owned(2)	7.9	—	7.9

Total	$8.9	$—	$8.9	17.4%

For the nine months ended September 30, 2002

CMBS bonds	$181.4	$(83.8)	$97.6	14.7%

CDOs	29.0	—	29.0	17.5%

Commercial mortgage loans	0.1	—	0.1	10.0%

Real estate owned(2)	7.9	—	7.9

Total	$218.4	$(83.8)	$134.6	15.3%

For the year ended December 31, 2001

CMBS bonds	$661.4	$(295.6)	$365.8	14.0%

CDOs	24.6	—	24.6	16.9%

Commercial mortgage loans	2.2	—	2.2	10.0%

Total	$688.2	$(295.6)	$392.6	14.2%

(1)	The yield on new CMBS bond investments will vary from period to period depending on the concentration of lower yielding BB+, BB and BB- CMBS bonds purchased in that period to the total amount invested.
(2)	During the quarter ended September 30, 2002, we acquired real estate property in connection with a foreclosed asset in order to facilitate the disposition of the property. A current yield was therefore not calculated for this investment.
(3)	Total yield calculation for the three and nine months ended September 30, 2002 excludes new investments in real estate owned.

     CMBS Bonds. The non-investment grade and unrated tranches of the CMBS bonds in which we invest are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, our most subordinate tranche will bear this loss first. At September 30, 2002, our CMBS bonds were subordinate to 91% to 97% of the tranches of bonds issued in various CMBS transactions. Given that the non-investment grade CMBS bonds in which we invest are junior in priority for payment of principal and interest, we invest in these CMBS bonds at a discount from the face amount of the bonds. The discount increases with the decrease in the seniority of the CMBS bonds. For the nine months ended September 30, 2002, and the year ended December 31, 2001, the average discount for the CMBS bonds in which we invested was 46% and 45%, respectively.

      The underlying pools of mortgage loans that are collateral for our new CMBS bond investments for the nine months ended September 30, 2002, and for the year ended

December 31, 2001, had respective underwritten loan to value and underwritten debt service coverage ratios as follows:

	For the Nine Months		For the Year Ended
	Ended September 30,		December 31,

	2002		2001

Loan to Value Ranges	Amount	Percentage	Amount	Percentage
($ in millions)
Less than 60%	$401.9	16%	$1,259.7	15%

60-65%	178.7	7	941.6	11

65-70%	264.1	11	1,140.6	14

70-75%	799.5	32	2,400.4	29

75-80%	812.7	33	2,466.4	30

Greater than 80%	12.0	1	119.6	1

Total	$2,468.9	100%	$8,328.3	100%

Weighted average loan to value	70.4%		69.7%

	For the Nine Months		For the Year Ended
	Ended September 30,		December 31,

	2002		2001
Debt Service Coverage
Ratio(1) Ranges	Amount	Percentage	Amount	Percentage
($ in millions)
Greater than 2.00	$103.3	4%	$484.8	6%

1.76-2.00	84.2	3	158.2	2

1.51-1.75	240.3	10	855.0	10

1.26-1.50	1,631.8	66	5,008.3	60

1.00-1.25	409.3	17	1,822.0	22

Total	$2,468.9	100%	$8,328.3	100%

Weighted average debt service coverage ratio	1.41		1.48

(1)	Defined as annual net cash flow before debt service divided by annual debt service payments.

     As a part of our strategy to maximize our return on equity capital, we sold CMBS bonds rated BB+ through B during the nine months ended September 30, 2002 with a cost basis of $205.9 million, and bonds rated BB+ through BB- during the year ended December 31, 2001 with a cost basis of $124.5 million. These bonds had a weighted average effective yield of 11.5% and 10.3%, and were sold for $225.6 million and $126.8 million, respectively, resulting in realized gains on the sales. The sales of these primarily lower-yielding bonds increased our overall liquidity. Included in the CMBS bond sales during the third quarter of 2002 were $129.8 million of face amount of CMBS bonds with a cost basis of $82.7 million. We recognized a gain on this sale of $12.0 million, net of a realized loss of $2.1 million from a hedge related to the CMBS bonds sold. The CMBS bonds sold represented a strip of BB+ through B from our portfolio and had a weighted average yield to maturity of 12.0%. The CMBS bonds were sold to institutional investors.

      The effective yield on our CMBS bond portfolio at September 30, 2002 and December 31, 2001 was 14.5% and 14.7%, respectively. The yield on the CMBS portfolio at any point in time will vary depending on the concentration of lower yielding BB+, BB and BB- CMBS bonds held in the portfolio. At September 30, 2002, and December 31, 2001, the unamortized discount related to the CMBS portfolio was $595.6 million and $611.9 million, respectively. At September 30, 2002, the CMBS bond portfolio had a fair value of $496.4 million, which included net unrealized appreciation on the CMBS bonds of $39.8 million.

      At September 30, 2002, the underlying pools of mortgage loans that are collateral for our CMBS bonds consisted of approximately 4,100 commercial mortgage loans with a total outstanding principal balance of $22.9 billion. At September 30, 2002, and December 31, 2001, 0.99% and 0.52%, respectively, of the loans in the underlying collateral pool for our CMBS bonds were over 30 days delinquent or were classified as real estate owned.

      Collateralized Debt Obligation Preferred Shares. During the nine months ended September 30, 2002, and the year ended December 31, 2001, we invested in the preferred shares of three and one, respectively, collateralized debt obligations, or CDOs, which are secured by investment grade unsecured debt issued by various real estate investment trusts, or REITs, and investment and non-investment grade CMBS bonds. The investment grade REIT collateral consists of debt with a cut-off balance of $1,017.6 million and was issued by 42 REITs. The investment grade CMBS collateral consists of CMBS bonds with a face amount of $479.0 million issued in 39 separate CMBS transactions. The non-investment grade CMBS collateral consists of BB+, BB and BB- CMBS bonds with a face amount of $463.4 million issued in 39 separate CMBS transactions. Included in the CMBS collateral for the CDOs are $397.9 million of CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held by us, which were issued in 23 separate CMBS transactions. The preferred shares are junior in priority for payment of principal to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the preferred shares will bear this loss first. At September 30, 2002, our preferred shares in the CDOs were subordinate to approximately 96% of the more senior tranches of debt issued by the CDOs. The yield on the CDOs was 17.2% and 16.9% at September 30, 2002, and December 31, 2001, respectively.

      Commercial Mortgage Loans and Real Estate Owned. Since 1998, we have been liquidating much of our whole commercial mortgage loan portfolio so that we can redeploy the proceeds into higher yielding assets. For the nine months ended September 30, 2002, and for the year ended December 31, 2001, we sold $7.6 million and $5.5 million, respectively, of commercial mortgage loans and real estate owned. At September 30, 2002, our whole commercial mortgage loan portfolio had been reduced to $59.7 million from $79.6 million at December 31, 2001.

      Residual Interests. The residual interest primarily consists of a retained interest totaling $68.9 million from a 1998 asset securitization whereby bonds were sold in three classes rated AAA, AA and A. The residual interest represents a right to cash flows from the underlying collateral pool of loans after these senior bond obligations are satisfied. At September 30, 2002, one class of bonds rated AAA was outstanding totaling $21.7 million. We have the right to call the bonds upon a minimum of ten days notice to the bondholders. Once the bonds are fully repaid, either through the cash flows from the securitized loans or due to us calling the bonds, the remaining loans in the trust will be returned to us as payment on the residual interest. At September 30, 2002, the residual interest had a fair value of $69.0 million.

Portfolio Asset Quality

      As a means to review portfolio quality, we are providing data using three separate measures — 1) portfolio by grade, 2) loans and debt securities on non-accrual status, and 3) loans and debt securities over 90 days delinquent. These three separate categories should not be added together, but instead are three different measures to assist in evaluating the portfolio. Our primary measure for portfolio quality remains the grade of each investment in the portfolio.

      We employ a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current interest is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected and the investment is written down to net realizable value.

      At September 30, 2002, and December 31, 2001, our portfolio was graded as follows:

	2002		2001

		Percentage		Percentage
	Portfolio	of Total	Portfolio	of Total
Grade	at Value	Portfolio	at Value	Portfolio

($ in millions)

1	$720.3	30.7%	$603.3	25.9%

2	1,441.6	61.5	1,553.8	66.7

3	58.2	2.5	79.5	3.4

4	12.8	0.6	44.5	1.9

5	110.7	4.7	48.5	2.1

	$2,343.6	100.0%	$2,329.6	100.0%

      Portfolio by Grade. Total Grades 4 and 5 assets as a percentage of the total portfolio at value at September 30, 2002 and December 31, 2001 were 5.3% and 4.0%, respectively. Grade 4 and 5 assets include loans, debt securities and equity securities. We expect that a number of portfolio companies will be in the Grades 4 or 5 categories from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grades 4 and 5 may fluctuate significantly from period to period. We continue to follow our historical practice of working with a troubled portfolio company in order to recover the maximum amount of our investment, but record unrealized depreciation for the expected full amount of the potential loss when such exposure is identified.

      Loans and Debt Securities on Non-Accrual Status. Loans and debt securities on non-accrual status for which we have doubt about interest collection are classified as Grade 4 or 5 assets, which are investments in workout status. In addition to Grade 4 and 5 assets that are in workout, we may not accrue interest on loans to companies which are more than 50% owned by us from time to time if such companies are in need of additional capital and, therefore, we may defer current debt service. Loans and debt securities on non-accrual status may or may not be over 90 days delinquent, as it is not unusual for us to place a loan on non-accrual status before it is over 90 days past due, and there may be loans over 90 days delinquent for which we believe that the interest is fully collectible.

      For the total investment portfolio, workout loans not accruing interest, or those loans and debt securities in Grade 4 and 5, were $88.1 million at value at September 30, 2002, or 3.8% of the total portfolio. Included in this category at September 30, 2002, were loans of $14.3 million that were secured by commercial real estate. Workout loans not accruing interest were $109.0 million at value at December 31, 2001, or 4.7% of the total portfolio, of which $8.9 million were related to portfolio companies in liquidation, and $15.2 million represented loans secured by commercial real estate. As of September 30, 2002, $8.9 million representing receivables related to portfolio companies in liquidation were included in other assets. In addition to Grade 4 and 5 assets that are in workout, loans and debt securities to companies which are more than 50% owned by us that were not accruing interest totaled $63.8 million at value at September 30, 2002.

      Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities over 90 days delinquent are all loans and debt securities in the portfolio that are over 90 days past due, and these loans and debt securities may or may not be included in Grade 4 or 5 assets. If the loan pertains to an investment in workout, the loan or debt security will be included in the Grade 4 or 5 categories. A loan or debt security may be included in Grade 4 or 5 before it is over 90 days past due. If a loan is past due but does not pertain to an investment in workout, the loan or debt security would be included in Grades 1, 2 or 3.

      Loans and debt securities greater than 90 days delinquent were $66.5 million at value at September 30, 2002, or 2.8% of the total portfolio. Included in this category are loans valued at $26.9 million that are secured by commercial real estate. Loans greater than 90 days delinquent were $39.1 million at value at December 31, 2001, or 1.7% of the total portfolio. Included in this category are loans valued at $14.1 million that were secured by commercial real estate.

      As a provider of long-term privately negotiated investment capital, we may defer payment of principal or interest from time to time. As a result, the amount of the portfolio that is greater than 90 days delinquent or on non-accrual status may vary from quarter to quarter. The nature of our private finance portfolio company relationships frequently provide an opportunity for portfolio companies to amend the terms of payment to us or to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. The investment portfolio is priced to provide current returns for shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans greater than 90 days delinquent or on non-accrual status is not necessarily an indication of future principal loss or loss of anticipated investment return. Our portfolio grading system is used as a means to assess loss of investment principal (Grade 5 assets).

      At September 30, 2002 and December 31, 2001, 0.99% and 0.52%, respectively, of the loans in the underlying collateral pool for our CMBS bond portfolio were over 30 days delinquent or were classified as real estate owned. We closely monitor the performance of all of the loans in the underlying collateral pools securing our CMBS investments.

Other Assets and Other Liabilities

      Because we invest in BB+, BB and BB- rated CMBS bonds, which are purchased at prices that are based on the 10-year Treasury rate, we have entered into transactions with financial institutions to hedge against movement in Treasury rates on certain of these CMBS bonds. These transactions involved receiving the proceeds from the sales of borrowed Treasury securities, with the obligations to replenish the borrowed Treasury securities at a later date based on the then current market price, whatever that price may be. Risks in these contracts arise from the possible inability of counterparties to meet the terms of their contracts and from movements in the value of the borrowed Treasury securities and interest rates; we do not anticipate nonperformance by any counterparty.

      The total obligations to replenish borrowed Treasury securities were $52.2 million and $47.3 million at September 30, 2002, and December 31, 2001, respectively, which included unrealized depreciation on the obligations of $5.6 million and unrealized appreciation on the obligations of $1.2 million, respectively, due to changes in the yield on the borrowed Treasury securities. The obligations have been recorded as an other liability. The proceeds related to the sales of the borrowed Treasury securities were $46.7 million and $48.5 million at September 30, 2002, and December 31, 2001, respectively, and have been recorded as an other asset. Under the terms of the transactions, we have provided additional cash collateral of $5.0 million at September 30, 2002 for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities on the weekly settlement date. The cash collateral has been recorded as an other asset in the accompanying consolidated financial statements.

RESULTS OF OPERATIONS

Comparison of Three Months Ended September 30, 2002 and 2001

      The following table summarizes our condensed operating results for the three months ended September 30, 2002 and 2001.

	For the Three
	Months Ended
	September 30,
				Percent
	2002	2001	Change	Change
($ in thousands, except per share amounts)

	(unaudited)

Interest and Related Portfolio Income

Interest and dividends	$67,624	$60,023	$7,601	13%

Premiums from loan dispositions	392	339	53	16%

Fees and other income	8,313	12,272	(3,959)	(32%)

Total interest and related portfolio income	76,329	72,634	3,695	5%

Expenses

Interest	17,430	16,093	1,337	8%

Employee	8,153	8,213	(60)	(1%)

Administrative	5,052	4,139	913	22%

Total operating expenses	30,635	28,445	2,190	8%

Net investment income before income tax expense and net realized and unrealized gains	45,694	44,189	1,505	3%

Income tax expense	600	—	600	—

Net investment income before net realized and unrealized gains	45,094	44,189	905	2%

Net Realized and Unrealized Gains

Net realized gains	48,222	3,348	44,874	*

Net unrealized gains (losses)	(47,796)	12,166	(59,962)	*

Total net realized and unrealized gains	426	15,514	(15,088)	*

Net increase in net assets resulting from operations	$45,520	$59,703	$(14,183)	(24%)

Diluted earnings per share	$0.44	$0.63	$(0.19)	(30%)

Weighted average shares outstanding — diluted	103,302	94,585	8,717	9%

*	Net realized and net unrealized gains and losses can fluctuate significantly from quarter to quarter. As a result, quarterly comparisons of net realized and net unrealized gains and losses may not be meaningful.

     Net increase in net assets resulting from operations, or net income, results from total interest and related portfolio income earned, less total expenses incurred in our operations, plus net realized and unrealized gains or losses.

      Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, premiums from loan dispositions and fees and other income.

	For the Three
	Months Ended
	September 30,

	2002	2001
($ in millions, except per share amounts)
Total Interest and Related Portfolio Income	$76.3	$72.6

Per share	$0.74	$0.77

      The increase in interest and dividend income earned resulted from the growth of our interest bearing investment portfolio and the dividends earned on certain preferred equity securities. Our investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 4% to $1,803.6 million at September 30, 2002, from $1,730.7 million at September 30, 2001. The weighted average yield on the interest-bearing investments in the portfolio at September 30, 2002 and 2001, was as follows:

	September 30,

	2002	2001

Private Finance	14.4%	14.5%

Commercial Real Estate Finance	13.6%	13.5%

Total Portfolio	14.1%	14.1%

      Included in premiums from loan dispositions are prepayment premiums of $0.4 million and $0.3 million for the three months ended September 30, 2002 and 2001, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Because we seek to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan.

      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management services to portfolio companies, guaranties and other advisory services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, information technology, web site development, marketing, human resources, personnel recruiting, board recruiting, corporate governance and risk management.

      Fees and other income for the quarter ended September 30, 2002, included fees of $2.2 million related to structuring and diligence, fees of $0.4 million related to transaction services provided to portfolio companies, and fees of $5.7 million related to management services provided to portfolio companies, guaranty and other advisory services. Fees and other income are generally related to specific transactions or services, and therefore may vary substantially from period to period. Points or loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      Business Loan Express and Hillman are our most significant portfolio investments and together represent 15.3% of our total assets at September 30, 2002. Total interest and related portfolio income earned from these investments for the three months ended September 30, 2002 and 2001, was $12.4 million and $11.0 million, respectively.

      Operating Expenses. Operating expenses include interest, employee and administrative expenses. Our single largest expense is interest on our indebtedness. The fluctuations in interest expense during the three months ended September 30, 2002 and 2001, are attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving credit facility. Our borrowing activity and weighted average interest cost, including fees and closing costs, were as follows:

	At and for the
	Three Months
	Ended
	September 30,

	2002	2001
($ in millions)
Total Outstanding Debt	$990.7	$924.5

Average Outstanding Debt	$901.5	$862.4

Weighted Average Cost	7.1%	7.1%

BDC Asset Coverage*	259%	255%

*	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.

      Employee expenses include salaries and employee benefits. The change in employee expense reflects the effect of wage increases and the change in the mix of employees given their area of responsibility and relevant experience level. Total employees were 103 and 95 at September 30, 2002 and 2001, respectively.

      Administrative expenses include the leases for our headquarters in Washington, DC, and our regional offices, travel costs, stock record expenses, directors’ fees, legal and accounting fees, insurance premiums and various other expenses. The increase in administrative expenses as compared to the same period in 2001 includes approximately $0.2 million from legal, consulting and other fees, including costs incurred to defend against class action lawsuits alleging violations of securities laws and to respond to market activity in our stock. Administrative expenses also increased by approximately $0.3 million due to increased costs for corporate liability insurance and $0.2 million due to travel costs, including corporate aircraft depreciation.

      Realized Gains and Losses. Net realized gains resulted from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains and losses were as follows:

	For the Three
	Months Ended
	September 30,

	2002	2001
($ in millions)
Realized Gains	$77.9	$3.3

Realized Losses	(29.7)	—

Net Realized Gains	$48.2	$3.3

      Realized gains and losses for the three months ended September 30, 2002, resulted from various private finance and commercial real estate finance transactions. Realized gains for the three months ended September 30, 2002, primarily resulted from transactions involving three private finance portfolio companies, Wyoming Technical Institute ($60.8 million), Oriental Trading Company, Inc. ($2.5 million) and Kirkland’s, Inc. ($2.2 million), and the sale of CMBS bonds ($12.0 million, net of a realized loss of $2.1 million from a hedge related to the CMBS bonds sold). We reversed previously recorded unrealized appreciation totaling $70.1 million and $2.5 million when gains were realized for the three months ended September 30, 2002 and 2001, respectively.

      Realized losses for the three months ended September 30, 2002, primarily resulted from transactions involving two private finance portfolio companies, Velocita, Inc. ($16.0 million) and Schwinn Holdings Corporation ($7.9 million), and two commercial real estate investments ($2.1 million). We reversed previously recorded unrealized depreciation totaling $29.3 million and zero when losses were realized for the three months ended September 30, 2002 and 2001, respectively.

      Unrealized Gains and Losses. We determine the fair value of each investment in our portfolio on a quarterly basis, and changes in fair value result in unrealized gains or losses being recognized. At September 30, 2002, approximately 93% of our total assets represented portfolio investments recorded at fair value. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily ascertainable market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily ascertainable market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate. Changes in fair value are recorded in the statement of operations as unrealized gains and losses.

      As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies and non-investment grade CMBS. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based upon the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based upon multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, or acquisition, recapitalization or restructuring related items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be private relative to a peer group, but the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based upon future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies are determined based upon various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other pertinent factors such as recent offers to purchase a portfolio company’s equity interest or other potential liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Valuation Methodology — CMBS Bonds. CMBS bonds are carried at fair value, which is based upon a discounted cash flow model which utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable market yields for similar CMBS bonds. Our assumption with regard to discount rate is based upon the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS bonds, as comparable yields in the market change and/or whenever we determine that the value of our CMBS bonds is less than the cost basis due to changes in cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      Net Unrealized Gains and Losses — Net unrealized gains (losses) for the three months ended September 30, 2002 and 2001 were as follows:

	For the Three
	Months Ended
	September 30,

	2002	2001
($ in millions)
Unrealized appreciation:

Unrealized gains	$29.8	$28.3

Reversal of previously recorded depreciation	29.3	—

Total unrealized appreciation	59.1	28.3

Unrealized depreciation:

Unrealized losses	(36.8)	(13.6)

Reversal of previously recorded appreciation	(70.1)	(2.5)

Total unrealized depreciation	(106.9)	(16.1)

Net unrealized gains (losses)	$(47.8)	$12.2

      During the third quarter of 2002, we increased the fair value of our investment in Blue Rhino by $1.8 million based on the public market valuations of the company stock. In addition, we recorded unrealized appreciation totaling $6.2 million on ten other investments in our portfolio based upon the performance of the respective companies and/or indicative valuation estimates received from third parties.

      We recorded unrealized losses of $32.5 million on 30 portfolio investments during the three months ended September 30, 2002, largely due to conditions in the manufacturing, media and technology sectors, and due to company specific matters in certain companies. Portfolio companies for which unrealized depreciation was recorded this quarter include four companies in the portfolio that continue to be affected by weakness in the manufacturing sector for which we decreased fair value by $6.4 million; four companies in the media sector that have declined in fair value due to declining values in this sector for which we have decreased fair value by $10.5 million; and the three companies that have been affected by lower levels of technology spending for which we have decreased fair value by $1.8 million. In general, our portfolio companies in the consumer-driven sectors, such as retail and consumer products, continue to perform well. However, we decreased the fair value of three investments in this sector by $8.6 million. We also recorded depreciation of $2.0 million on five commercial mortgage loans and $0.7 million on one real estate owned property. As the economy improves, the financial performance of these portfolio companies may also improve. However, there can be no assurance when or if these companies’ performance may improve.

      CMBS Bonds. We recorded a net unrealized gain on our CMBS bond portfolio of $17.5 million in the third quarter of 2002. We determined the fair value of our CMBS bond portfolio using a discounted cash flow model based upon (i) the current performance of the underlying collateral loans, which utilizes prepayment and loss assumptions based upon historical and projected experience, economic factors and the characteristics of the underlying cash flow, and (ii) current market yields for comparable CMBS bonds, based upon Treasury rates and market spreads.

      Cash flow assumptions. With respect to the cash flows of the underlying collateral loans securing the CMBS bonds, the performance of the collateral loans to date is generally consistent with our original assumptions. We generally assume no prepayments on the collateral loans prior to maturity, as prepayments on the loans prior to maturity are generally prohibited or there are significant penalties, such as prepayment premiums, yield maintenance and/or defeasance requirements. Our credit loss assumptions for the underlying collateral loans at the time of investment in the CMBS bonds were generally estimated to assume that approximately 1% of the underlying collateral loan principal would be lost, and that one-third of the losses would be realized in year three, one-third in year six, and one-third in year nine. We believe that this is an appropriate approach to setting loss assumptions, as losses are expected to occur throughout the life of the CMBS bonds.

      As of September 30, 2002, total estimated losses in the underlying collateral pools over the life of the CMBS bonds were assumed to total approximately $217 million. Through September 30, 2002, $2.3 million in actual losses have been realized. While the actual realized losses as of September 30, 2002 are less than our originally estimated losses, we have not reduced the original estimates of the total expected losses over the life of the CMBS bonds. Loss assumptions affecting future cash flows are updated quarterly to reflect the estimated current and expected performance of the collateral loans on a loan-by-loan basis.

      Yield assumptions. During the third quarter of 2002, the overall yields on newly-issued CMBS bonds rated BB+ through B continued to decline due to the decline in Treasury yields combined with the narrowing of spreads, resulting in market yields for these bond classes being lower than the yields-to-maturity on our CMBS bonds for the same classes. More buyers of CMBS bonds have recently entered the market, particularly buyers for BB+ through BB rated CMBS bonds, which has contributed to the decline in spreads for these bond classes beginning in the second quarter of 2002. Historically, we have found yields on new issuances to be in the same range as the CMBS bonds we own. We confirmed our CMBS bond portfolio pricing estimates at September 30, 2002 with respect to spreads for our BB+ through B rated bonds with other CMBS bond market participants. Lower yields imply an increase in the value of our BB+ through B rated CMBS bond portfolio. The yields on B- through the non-rated classes have generally remained relatively consistent with the yields on our CMBS bonds in these classes. Pricing for these deeply subordinated classes of bonds are generally much more a function of the credit quality of a single issuance rather than market conditions.

      Fair Value. We have determined the fair value of our CMBS bonds based upon a discounted cash flow model using expected future cash flows and current market yields, as discussed above, to be approximately $496.4 million, and as a result have recorded a net unrealized gain on the CMBS bonds of $21.8 million for the quarter ended September 30, 2002. The net unrealized gain includes an unrealized loss of $0.7 million related to changes in estimated prepayment or loss assumptions.

      Because we invest in BB+, BB and BB- rated CMBS bonds, which are purchased at prices that are based on the 10-year Treasury rate, we have entered into transactions with financial institutions to hedge against movement in Treasury rates on certain of these CMBS bonds. These transactions involved receiving the proceeds from the sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. The net proceeds related to the sales of the borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities totaled $46.7 million and $52.2 million, respectively, and have been included in other assets and other liabilities, respectively, at September 30, 2002. As of September 30, 2002, the total obligations on the hedge had increased to $52.2 million due to changes in the yield on the borrowed Treasury securities, resulting in unrealized depreciation on the obligation of $5.6 million. The decrease in the value of the hedge during the three months ended September 30, 2002, was $4.3 million and was recorded as an unrealized loss.

      The net unrealized gain on the CMBS bonds of $21.8 million, net of the unrealized loss on the hedge of $4.3 million, resulted in a net unrealized gain from the CMBS bond portfolio of $17.5 million for the three months ended September 30, 2002.

      Given that Treasury yields fluctuate, it is possible that there may be future adjustments to the fair value of the CMBS bonds. As a result, we have not classified the appreciated CMBS bonds as Grade 1 assets at September 30, 2002, since they may not result in any future capital gain. Therefore, CMBS bonds remain in Grade 2.

      Other Matters. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average shares used to compute diluted earnings per share, which were 103.3 million and 94.6 million for the three months ended September 30, 2002 and 2001, respectively.

      We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions generally differ from net increase in net assets resulting from operations for the fiscal year due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least

90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet investment diversification requirements as defined in the Internal Revenue Code; and (4) distribute annually to shareholders at least 90% of our investment company taxable income as defined in the Internal Revenue Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

RESULTS OF OPERATIONS

Comparison of Nine Months Ended September 30, 2002 and 2001

      The following table summarizes our condensed operating results for the nine months ended September 30, 2002, and 2001.

	For the Nine
	Months Ended
	September 30,
				Percent
	2002	2001	Change	Change
($ in thousands, except per share amounts)

	(unaudited)

Interest and Related Portfolio Income

Interest and dividends	$195,289	$173,722	$21,567	12%

Premiums from loan dispositions	2,051	2,070	(19)	(1%)

Fees and other income	34,573	30,652	3,921	13%

Total interest and related portfolio income	231,913	206,444	25,469	12%

Expenses

Interest	52,414	47,974	4,440	9%

Employee	24,462	22,269	2,193	10%

Administrative	12,913	10,166	2,747	27%

Total operating expenses	89,789	80,409	9,380	12%

Net investment income before income tax expense and net realized and unrealized gains	142,124	126,035	16,089	13%

Income tax expense	600	—	600	—

Net investment income before net realized and unrealized gains	141,524	126,035	15,489	12%

Net Realized and Unrealized Gains

Net realized gains	57,072	8,339	48,733	*

Net unrealized gains (losses)	(23,661)	23,463	(47,124)	*

Total net realized and unrealized gains	33,411	31,802	1,609	*

Net increase in net assets resulting from operations	$174,935	$157,837	$17,098	11%

Diluted earnings per share	$1.70	$1.74	$(0.04)	(2%)

Weighted average shares outstanding — diluted	103,040	90,864	12,176	13%

*	Net realized and net unrealized gains and losses can fluctuate significantly from period to period. As a result, year-to-date comparisons of net realized and net unrealized gains and losses may not be meaningful.

     Net increase in net assets resulting from operations, or net income, results from total interest and related portfolio income earned, less total expenses incurred in our operations, plus net realized and unrealized gains or losses.

      Total interest and related portfolio income. Total interest and related portfolio income includes interest and dividend income, premiums from loan dispositions and fees and other income.

	For the Nine
	Months Ended
	September 30,

	2002	2001
($ in millions, except per share amounts)
Total Interest and Related Portfolio Income	$231.9	$206.4

Per share	$2.25	$2.27

      The increase in interest and dividend income earned resulted primarily from the growth of our investment portfolio and the dividends earned on certain preferred equity securities. Our investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 4% to $1,803.6 million at September 30, 2002, from $1,730.7 million at September 30, 2001. The weighted average yield on the interest-bearing investments in the portfolio at September 30, 2002 and 2001 was as follows:

	September 30,

	2002	2001

Private Finance	14.4%	14.5%

Commercial Real Estate Finance	13.6%	13.5%

Total Portfolio	14.1%	14.1%

      Included in premiums from loan dispositions are prepayment premiums of $2.0 million and $1.6 million for the nine months ended September 30, 2002 and 2001, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Because we seek to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan.

      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management services to portfolio companies, guaranty and other advisory services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, information technology, web site development, marketing, human resources, personnel recruiting, board recruiting, corporate governance and risk management.

      Fees and other income for the nine months ended September 30, 2002, included fees of $12.8 million related to structuring and diligence, fees of $4.1 million related to transaction services provided to portfolio companies, and fees of $17.4 million related to management services provided to portfolio companies, other advisory services and guaranty fees. Fees and other income are generally related to specific transactions or services, and therefore may vary substantially from period to period. Points or loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      Fees and other income for the nine months ended September 30, 2002 include investment advisory fees of $1.6 million related to our investment advisory contract to provide services to the Allied Capital Germany Fund, LLC. During the fourth quarter of 2002, we have decided to discontinue our German operations due to difficulty in finding attractive investment opportunities for the Germany Fund. In conjunction with this, we will incur some costs of discontinued operations, which we estimate will reduce our net income during the fourth quarter of 2002 and for the full year of 2002 by approximately 2.5 cents to 3.5 cents per share.

      Business Loan Express and Hillman are our most significant portfolio investments and together represent 15.3% of our total assets at September 30, 2002. Total interest and related portfolio income earned from these investments for the nine months ended September 30, 2002 and 2001 was $36.9 million and $27.4 million, respectively.

      Operating Expenses. Operating expenses include interest, employee and administrative expenses. Our single largest expense is interest on our indebtedness. The fluctuations in interest expense during the nine months ended September 30, 2002 and 2001 are attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving credit facility. Our borrowing activity and weighted average interest cost, including fees and closing costs, were as follows:

	At and for the
	Nine Months
	Ended
	September 30,

	2002	2001
($ in millions)
Total Outstanding Debt	$990.7	$924.5

Average Outstanding Debt	$927.3	$821.9

Weighted Average Cost	7.1%	7.1%

BDC Asset Coverage*	259%	255%

*	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.

      Employee expenses include salaries and employee benefits. The change in employee expense reflects the effect of wage increases and the change in the mix of employees given their area of responsibility and relevant experience level. Total employees were 103 and 95 at September 30, 2002 and 2001, respectively.

      Administrative expenses include the leases for our headquarters in Washington, DC, and our regional offices, travel costs, stock record expenses, directors’ fees, legal and accounting fees, insurance premiums and various other expenses. The increase in administrative expenses as compared to the same period in 2001 includes approximately $1.5 million from legal, consulting and other fees, including costs incurred to defend against class action lawsuits alleging violations of securities laws and to respond to market activity in our stock. Administrative expenses also increased by approximately $0.5 million due to increased costs for corporate liability insurance, $0.5 million due to outsourced technology assistance, and $0.2 million due to travel costs, including corporate aircraft depreciation.

      Realized Gains and Losses. Net realized gains result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains and losses were as follows:

	For the Nine
	Months Ended
	September 30,

	2002	2001
($ in millions)
Realized Gains	$93.4	$9.9

Realized Losses	(36.3)	(1.6)

Net Realized Gains	$57.1	$8.3

      Realized gains and losses for the nine months ended September 30, 2002, resulted from various private finance and commercial real estate finance transactions. Realized gains for the nine months ended September 30, 2002, primarily resulted from transactions involving six private finance portfolio companies, Wyoming Technical Institute ($60.8 million), Aurora Communications, LLC ($4.9 million), Oriental Trading ($2.5 million), Kirkland’s, Inc. ($2.2 million), Cumulus Media, Inc. ($0.5 million), and Alderwoods Group, Inc. ($0.1 million), the sale of CMBS bonds ($19.1 million, net of a realized loss of $0.5 million from a hedge related to the CMBS bonds sold) and one commercial real estate investment ($1.3 million). For the nine months ended September 30, 2002 and 2001, we reversed previously recorded unrealized appreciation totaling $77.4 million and $6.5 million, respectively, when gains were realized.

      Realized losses for the nine months ended September 30, 2002, primarily resulted from transactions involving six private finance portfolio companies, Velocita, Inc. ($16.0 million), Schwinn Holdings Corporation ($7.9 million), The Loewen Group, Inc. ($2.7 million), iSolve Incorporated ($0.9 million), Sure-Tel, Inc. ($0.5 million), Soff-Cut Holdings, Inc. ($0.5 million), and six commercial real estate investments ($3.8 million). In January 2002, The Loewen Group, Inc. emerged from bankruptcy and as a result, we exchanged our debt securities for cash, new debt securities and publicly traded common stock in the reorganized company, which resulted in a realized loss. The Loewen Group, Inc. changed its name to Alderwoods Group, Inc. For the nine months ended September 30, 2002, and 2001, we reversed previously recorded unrealized depreciation totaling $34.5 million and $2.2 million, respectively, when losses were realized.

      Unrealized Gains and Losses. For a discussion of our fair value methodology and how it affects unrealized gains and losses, see “Unrealized Gains and Losses” included in the “Comparison of Three Months Ended September 30, 2002 and 2001.”

      Net unrealized gains (losses) for the nine months ended September 31, 2002 and 2001 were as follows:

	For the Nine
	Months Ended
	September 30,

	2002	2001
($ in millions)
Unrealized appreciation:

Unrealized gains	$166.3	$64.6

Reversal of previously recorded depreciation	34.5	2.2

Total unrealized appreciation	200.8	66.8

Unrealized depreciation:

Unrealized losses	(147.1)	(36.8)

Reversal of previously recorded appreciation	(77.4)	(6.5)

Total unrealized depreciation	(224.5)	(43.3)

Net unrealized gains (losses)	$(23.7)	$23.5

      Unrealized gains and losses recognized for the nine months ended September 30, 2002 are summarized below.

      During the nine months ended September 30, 2002, we increased the fair value of The Hillman Companies by $32.8 million and Business Loan Express, Inc. by $19.9 million based upon the performance of the companies; WyoTech Acquisition Corporation by $16.6 million based on the estimated proceeds expected to be received from the sale of this investment in July 2002; Blue Rhino and Kirkland’s by $13.3 million and $5.7 million, respectively, based on the public market valuations of each company’s stock; CorrFlex Graphics LLC and Morton Grove Pharmaceuticals, Inc. by $11.8 million, and $5.0 million, respectively, based on strong earnings growth and upon indicative valuation estimates received from third parties. In addition, we recorded unrealized gains totaling $15.5 million on 18 other investments in our portfolio.

      During the nine months ended September 30, 2002, we decreased the fair value of our investment in Startec Global Communications Corporation by $10.2 million to reflect the current plan of reorganization filed with the bankruptcy court in the second quarter of 2002. We decreased the value of Alderwoods Group, Inc. by $2.7 million to reflect the change in the Company’s public stock value.

      We also recorded $111.6 million in unrealized losses during the nine months ended September 30, 2002, largely due to conditions in the manufacturing, technology and media sectors, and the continuing effects of the events of September 11th, 2001. Portfolio companies for which unrealized depreciation was recorded included five companies that have been affected by weakness in the manufacturing sector for which we decreased fair value by $25.2 million; five companies that have been affected by lower levels of technology spending for which we decreased fair value by $18.5 million; seven companies in the media sector that have declined in fair value due to declining values in this sector for which we decreased fair value by $18.4 million; and two companies that continued to endure difficulties during 2002 as a result of the attacks of September 11th that have declined in fair value by $11.3 million. In general, our portfolio companies in the consumer-driven sectors, such as retail and consumer products, continue to perform well. However, we did decrease the fair value of six investments in this sector by $16.7 million during the nine months ended September 30, 2002. As the economy improves, the financial performance of these portfolio companies may also improve. However, there can be no assurance when or if these companies’ performance may improve. We also recorded depreciation of $3.3 million on six commercial mortgage loans and $4.2 million on two real estate owned properties.

      We also recorded $16.0 million of depreciation on our investment in Velocita, Inc. during the six months ended June 30, 2002, including accrued interest reserves, and we reversed the previously recorded depreciation during the third quarter of 2002 and recorded a realized loss of $16.0 million.

      CMBS Bonds. Unrealized appreciation on the CMBS bond portfolio was $39.1 million for the nine months ended September 30, 2002, which consisted of a net unrealized gain on the CMBS bonds of $45.7 million less the net unrealized loss on the hedge of $6.6 million. See “Unrealized Gains and Losses — CMBS Bonds” included in the “Comparison of Three Months Ended September 30, 2002 and 2001.”

      Given that Treasury yields fluctuate, it is possible that there may be future adjustments to the fair value of the CMBS bonds. As a result, we have not classified the appreciated CMBS bonds as Grade 1 assets at September 30, 2002, since they may not result in any future capital gain. Therefore, CMBS bonds remain in Grade 2.

      Other Matters. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average shares used to compute diluted earnings per share, which were 103.0 million and 90.9 million for the nine months ended September 30, 2002 and 2001, respectively.

      We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions generally differ from net increase in net assets resulting from operations for the fiscal year due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet investment diversification requirements as defined in the Internal Revenue Code; and (4) distribute annually to shareholders at least 90% of our investment company taxable income as defined in the Internal Revenue Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Cash and Cash Equivalents

      At September 30, 2002, and December 31, 2001, we had $23.6 million and $0.9 million, respectively, in cash and cash equivalents. We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. Our objective is to manage to a low cash balance and fund new originations with our revolving line of credit.

Debt and Other Commitments

      We had outstanding debt at September 30, 2002, and December 31, 2001, as follows:

			Annual
	Facility	Amount	Interest
	Amount	Outstanding	Cost(1)
($ in millions)
At September 30, 2002

Notes payable and debentures:

Unsecured long-term notes	$694.0	$694.0	7.8%

Small Business Administration debentures	101.8	94.5	8.2%

Auction rate reset note	75.0	75.0	3.6%

Overseas Private Investment Corporation loan	5.7	5.7	6.6%

Total notes payable and debentures	$876.5	$869.2	7.4%

Revolving line of credit	527.5	121.5	3.3	%(2)

Total debt	$1,404.0	$990.7	7.1%

At December 31, 2001

Notes payable and debentures:

Unsecured long-term notes	$694.0	$694.0	7.8%

Small Business Administration debentures	101.8	94.5	7.7%

Auction rate reset note	81.9	81.9	3.9%

Overseas Private Investment Corporation loan	5.7	5.7	6.6%

Total notes payable and debentures	$883.4	$876.1	7.4%

Revolving line of credit	497.5	144.7	3.2	%(2)

Total debt	$1,380.9	$1,020.8	7.0%

(1)	The annual interest cost on notes payable and debentures includes the cost of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings.
(2)	The current interest rate payable on the revolving line of credit was 3.3% and 3.2% at September 30, 2002 and December 31, 2001, respectively, which excludes the annual cost of commitment fees and other facility fees of $2.0 million.

      Unsecured Long-Term Notes. We have issued long-term debt to institutional lenders, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2003. The notes require payment of interest only semi-annually, and all principal is due upon maturity.

      Small Business Administration Debentures. We, through our small business investment company subsidiary, have debentures payable to the Small Business Administration with terms of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. Under the small business investment company program, we may borrow up to $111.7 million from the Small Business Administration. At September 30, 2002, the Small Business Administration has a commitment to lend up to an additional $7.3 million above the amount outstanding. The commitment expires on September 30, 2005.

      Auction Rate Reset Note. We have an Auction Rate Reset Senior Note Series A that bears interest at the three-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.75%, which adjusts quarterly. Interest is due quarterly and the note matures on December 27, 2002, as amended. As a means to repay the note, we have entered into an agreement with the placement agent of this note to serve as the placement agent on a future issuance of $75.0 million of debt, equity or other securities in one or more public or private transactions. Alternatively, we may repay the note in cash without conducting a capital raise. If we choose to repay the note in cash without conducting a capital raise, we will incur additional expense of approximately $3.2 million.

      Revolving Line of Credit. As of September 30, 2002, we have a $527.5 million unsecured revolving line of credit that expires in August 2003, with the right to extend the maturity for one additional year at our sole option under substantially similar terms. This facility was increased by $30.0 million during the first quarter of 2002 from $497.5 million at December 31, 2001, and may be further expanded up to $600 million. As of September 30, 2002, $400.7 million remains unused and available, net of amounts committed for standby letters of credit of $5.3 million issued under the credit facility. The credit facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25% or (ii) the higher of (a) the Bank of America, N.A. prime rate or (b) the Federal Funds rate plus 0.50%. The credit facility requires monthly payments of interest, and all principal is due upon maturity.

      We have various financial and operating covenants required by the revolving line of credit and the notes payable and debentures. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of September 30, 2002, we were in compliance with these covenants.

      The following table shows our significant contractual obligations as of September 30, 2002.

		Payments Due By Year

($ in millions)							After
Contractual Obligations	Total	2002	2003	2004	2005	2006	2006

Notes payable and debentures:

Unsecured long-term notes	$694.0	$—	$140.0	$214.0	$165.0	$175.0	$—

Small Business Administration debentures	94.5	—	—	7.0	14.0	—	73.5

Auction rate reset note	75.0	75.0	—	—	—	—	—

Overseas Private Investment Corporation loan	5.7	—	—	—	—	5.7	—

Revolving line of credit(1)	121.5	—	—	121.5	—	—	—

Operating leases	21.6	0.6	2.6	2.7	2.7	2.6	10.4

Total contractual cash obligations	$1,012.3	$75.6	$142.6	$345.2	$181.7	$183.3	$83.9

(1)	The revolving line of credit expires in August 2003, and may be extended under substantially similar terms for one additional year at our sole option. We assume that we would exercise our option to extend the revolving line of credit, resulting in an assumed maturity of August 2004.

      The following table shows, as of September 30, 2002, our contractual commitments that may have the effect of creating, increasing or accelerating our liabilities.

		Amount of Commitment Expiration Per Year

($ in millions)							After
Commitments	Total	2002	2003	2004	2005	2006	2006

Standby letters of credit	$11.3	$—	$—	$5.3	$—	$—	$6.0

Guarantees	50.4	—	1.0	48.5	0.2	—	0.7

Total commitments	$61.7	$—	$1.0	$53.8	$0.2	$—	$6.7

Equity Capital and Dividends

      Because we are a regulated investment company, we distribute income and require external capital for growth. Because we are a business development company, we are limited in the amount of debt capital we may use to fund our growth, since we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings, or approximately a 1 to 1 debt to equity capital ratio.

      To support our growth during the nine months ended September 30, 2002, and for the year ended December 31, 2001, we raised $49.9 million and $286.9 million, respectively, in new equity capital through the sale of shares from our shelf registration statement. We issue equity from time to time when we have attractive investment opportunities. In addition, during the nine months ended September 30, 2002 and for the year ended December 31, 2001, we raised $4.7 million and $6.3 million, respectively, in new equity capital through the issuance of shares through our dividend reinvestment plan. At September 30, 2002, total shareholders’ equity had increased to $1,429.0 million.

      In order to raise new investment capital for portfolio growth, we are conducting a non-transferable rights offering. Each shareholder of record at the close of business on October 21, 2002, received one non-transferable right for each share held. For every 20 rights held, the shareholder will be able to purchase one share of Allied Capital’s common stock. In addition, an over-subscription feature has been included, allowing shareholders to subscribe for additional shares not subscribed for by other shareholders on a pro rata basis.

      The rights offering will expire on November 21, 2002, unless the offering is extended. The per share subscription price will be 93% of the average of the last reported sales price of a share of Allied Capital’s common stock on the NYSE on November 21, 2002, and the four preceding business days. All shares of common stock acquired through the rights offering are expected to receive the fourth quarter dividend of $0.56 per share. Subscription certificates evidencing the non-transferable rights and a copy of the prospectus for this offering have been mailed to record date shareholders. The rights offering will be made only by means of the rights offering prospectus. See “Recent Developments” in the prospectus supplement.

      Our board of directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. For the first, second and third quarters of 2002, the board of directors declared a dividend of $0.53, $0.55 and $0.56 per common share, respectively. The board of directors has recently declared a dividend of $0.56 per common share for the fourth quarter of 2002, which will be paid on December 27, 2002 to shareholders of record on December 13, 2002. Dividends are paid based on our taxable income, which includes our taxable interest and fee income as well as taxable net realized capital gains. Our board of directors evaluates whether to retain or distribute capital gains on an annual basis. Our dividend policy allows us to continue to distribute capital gains, but will also allow us to retain gains that exceed a normal capital gains distribution level, and therefore avoid any unusual spike in dividends in any one year. The dividend policy also enables the board of directors to selectively retain gains to support future growth.

      We plan to maintain a strategy of financing our business with cash from operations, through borrowings under short- or long-term credit facilities or other debt securities, through asset sales, or through the sale or issuance of new equity capital. Cash flow from operations before new investments was $504.8 million for the nine months ended September 30, 2002, and $330.8 million for the year ended December 31, 2001. Cash flow from operations before new investments has historically been sufficient to finance our operations.

      We maintain a matched-funding philosophy that focuses on matching the estimated maturities of our loan and investment portfolio to the estimated maturities of our borrowings. We use our short-term credit facilities as a means to bridge to long-term financing, which may or may not result in temporary differences in the matching of estimated maturities. We evaluate our interest rate exposure on an ongoing basis. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.

      At September 30, 2002, our debt to equity ratio was 0.69 to 1 and our weighted average cost of funds was 7.1%. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $400.7 million on September 30, 2002. We believe that we have access to capital sufficient to fund our ongoing investment and operating activities.

CRITICAL ACCOUNTING POLICIES

      Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

        Valuation of Portfolio Investments. As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies and non-investment grade CMBS. Our investments are generally subject to restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the board of directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for establishing the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value, where appropriate. The value of investments in public securities are determined using quoted market prices discounted for restrictions on resale.

        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Loans classified as Grade 4 or Grade 5 assets do not accrue interest. Loan origination fees, original issue discount and market discount are capitalized and then amortized into interest income using the effective interest method. The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date. Prepayment premiums are recorded on loans when received.

      Equity Securities. Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority control positions.

      The value of our equity interests in public companies for which market quotations are readily available is based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on cumulative preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

      Commercial Mortgage-Backed Securities (“CMBS”). CMBS are carried at fair value, which is based upon a discounted cash flow model that utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable market yields for similar CMBS bonds. Our assumption with regard to discount rate is based upon the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS as comparable yields in the market change and/or whenever we determine that the value of our CMBS is less than the cost basis due to changes in cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      Residual Interest. We value our residual interest from a previous securitization and recognize income using the same accounting policies used for the CMBS. The residual interest is carried at fair value based on discounted estimated future cash flows. We recognize income from the residual interest using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

      Net Realized and Unrealized Gains or Losses. Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

      Fee Income. Fee income includes fees for diligence, structuring, transaction services, management services and investment advisory services rendered by us to portfolio companies and other third parties. Diligence, structuring and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

INTERIM FINANCIAL STATEMENTS

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

	September 30,	December 31,
	2002	2001

(in thousands, except share and per share amounts)	(unaudited)

ASSETS

Portfolio at value:
Private finance

Companies more than 25% owned (cost: 2002-$550,629; 2001-$451,705)	$589,613	$505,620

Companies 5% to 25% owned (cost: 2002-$235,006; 2001-$211,030)	266,131	232,399

Companies less than 5% owned (cost: 2002-$871,077; 2001-$891,231)	806,824	857,053

Total private finance	1,662,568	1,595,072

Commercial real estate finance (cost: 2002-$645,219; 2001-$732,636)	681,056	734,518

Total portfolio at value	2,343,624	2,329,590

Other assets	155,741	130,234

Cash and cash equivalents	23,630	889

Total assets	$2,522,995	$2,460,713

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Notes payable and debentures	$869,200	$876,056

Revolving line of credit	121,500	144,750

Accounts payable and other liabilities	96,246	80,784

Total liabilities	1,086,946	1,101,590

Commitments and contingencies

Preferred stock	7,000	7,000

Shareholders’ equity:

Common stock, $0.0001 par value, 200,000,000 shares authorized; 102,467,934 and 99,607,396 shares issued and outstanding at September 30, 2002, and December 31, 2001, respectively	10	10

Additional paid-in capital	1,420,995	1,352,688

Notes receivable from sale of common stock	(25,356)	(26,028)

Net unrealized appreciation	16,320	39,981

Undistributed (distributions in excess of) earnings	17,080	(14,528)

Total shareholders’ equity	1,429,049	1,352,123

Total liabilities and shareholders’ equity	$2,522,995	$2,460,713

Net asset value per common share	$13.95	$13.57

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,

	2002	2001	2002	2001
(in thousands, except per share amounts)

	(unaudited)		(unaudited)

Interest and related portfolio income:
Interest and dividends

Companies more than 25% owned	$9,661	$5,776	$28,468	$16,664

Companies 5% to 25% owned	6,837	6,973	21,222	19,884

Companies less than 5% owned	51,126	47,274	145,599	137,174

Total interest and dividends	67,624	60,023	195,289	173,722
Premiums from loan dispositions

Companies more than 25% owned	—	339	—	850

Companies less than 5% owned	392	—	2,051	1,220

Total premiums from loan dispositions	392	339	2,051	2,070
Fees and other income

Companies more than 25% owned	5,250	9,059	19,115	15,136

Companies 5% to 25% owned	636	49	1,112	199

Companies less than 5% owned	2,427	3,164	14,346	15,317

Total fees and other income	8,313	12,272	34,573	30,652

Total interest and related portfolio income	76,329	72,634	231,913	206,444

Expenses:

Interest	17,430	16,093	52,414	47,974

Employee	8,153	8,213	24,462	22,269

Administrative	5,052	4,139	12,913	10,166

Total operating expenses	30,635	28,445	89,789	80,409

Net investment income before income tax expense and net realized and unrealized gains	45,694	44,189	142,124	126,035

Income tax expense	600	—	600	—

Net investment income before net realized and unrealized gains	45,094	44,189	141,524	126,035

Net realized and unrealized gains:
Net realized gains (losses)

Companies more than 25% owned	60,063	2,623	59,433	1,893

Companies 5% to 25% owned	(700)	—	18	4,571

Companies less than 5% owned	(11,141)	725	(2,379)	1,875

Total net realized gains	48,222	3,348	57,072	8,339

Net unrealized gains (losses)	(47,796)	12,166	(23,661)	23,463

Total net realized and unrealized gains	426	15,514	33,411	31,802

Net increase in net assets resulting from operations	$45,520	$59,703	$174,935	$157,837

Basic earnings per common share	$0.44	$0.64	$1.73	$1.77

Diluted earnings per common share	$0.44	$0.63	$1.70	$1.74

Weighted average common shares outstanding — basic	102,327	92,903	101,329	89,282

Weighted average common shares outstanding — diluted	103,302	94,585	103,040	90,864

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Nine Months
	Ended September 30,

	2002	2001
(in thousands, except per share amounts)

	(unaudited)

Operations:

Net investment income before income tax expense and net realized and unrealized gains	$142,124	$126,035

Income tax expense	600	—

Net realized gains	57,072	8,339

Net unrealized gains (losses)	(23,661)	23,463

Net increase in net assets resulting from operations	174,935	157,837

Shareholder distributions:

Common stock dividends	(166,823)	(135,702)

Preferred stock dividends	(165)	(165)

Net decrease in net assets resulting from shareholder distributions	(166,988)	(135,867)

Capital share transactions:

Sale of common stock	49,920	237,037

Issuance of common stock upon the exercise of stock options	13,290	7,826

Issuance of common stock in lieu of cash distributions	4,696	4,879

Net decrease (increase) in notes receivable from sale of common stock	672	(1,167)

Other	401	—

Net increase in net assets resulting from capital share transactions	68,979	248,575

Total increase in net assets	$76,926	$270,545

Net assets at beginning of period	$1,352,123	$1,029,692

Net assets at end of period	$1,429,049	$1,300,237

Net asset value per common share	$13.95	$13.42

Common shares outstanding at end of period	102,468	96,921

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Nine Months
	Ended September 30,

	2002	2001
(in thousands)

	(unaudited)

Cash flows from operating activities:

Net increase in net assets resulting from operations	$174,935	$157,837
Adjustments

Portfolio investments	(353,026)	(513,489)

Repayments of investment principal	111,691	50,413

Proceeds from investment sales	213,474	129,980

Change in accrued or reinvested interest and dividends	(32,999)	(40,359)

Changes in other assets and liabilities	(7,845)	1,508

Amortization of loan discounts and fees	(15,479)	(11,793)

Depreciation and amortization	1,053	724

Realized losses	36,282	1,603

Net unrealized losses (gains)	23,661	(23,463)

Net cash provided by (used in) operating activities	151,747	(247,039)

Cash flows from financing activities:

Sale of common stock	49,920	237,037

Sale of common stock upon the exercise of stock options	10,909	3,369

Collections of notes receivable from sale of common stock	3,053	3,293

Common stock dividends and distributions paid	(162,127)	(130,823)

Preferred stock dividends paid	(165)	(165)

Net borrowings under (repayments on) notes payable and debentures	(6,856)	12,836

Net borrowings under (repayments on) revolving line of credit	(23,250)	125,000

Other	(490)	(2,817)

Net cash provided by (used in) financing activities	(129,006)	247,730

Net increase in cash and cash equivalents	$22,741	$691

Cash and cash equivalents at beginning of period	$889	$2,449

Cash and cash equivalents at end of period	$23,630	$3,140

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

		September 30, 2002
Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Companies More Than 25% Owned
Acme Paging, L.P.	Loan	$3,525	$3,525
(Telecommunications)	Common Stock (177 shares)	27	27
	Equity Interests	13,274	11,819

American Healthcare Services, Inc.	Debt Securities	40,643	40,643
(Healthcare)	Common Stock (79,567,042 shares)	1,000	100
	Guaranty ($915)	—	—

Avborne, Inc.	Loan	9,625	9,625
(Business Services)	Common Stock (27,500 shares)	—	—
	Preferred Stock (12,500 shares)	14,138	3,500

Business Loan Express, Inc.	Loan	6,000	6,000
(Financial Services)	Debt Securities	83,206	83,206
	Preferred Stock (25,111 shares)	25,111	25,111
	Common Stock (25,503,043 shares)	104,641	140,000
	Guaranty ($48,476 — See Note 3)	—	—
	Standby Letters of Credit ($10,550 — See Note 3)	—	—

The Color Factory Inc.	Loan	8,590	8,590
(Consumer Products)	Preferred Stock (1,000 shares)	1,002	1,002
	Common Stock (980 shares)	6,535	8,035

EDM Consulting, LLC	Debt Securities	1,875	443
(Business Services)	Equity Interests	250	—

Elmhurst Consulting, LLC	Loan	14,484	14,484
(Business Services)	Equity Interests	5,165	5,165

Foresite Towers, LLC	Equity Interests	15,522	15,022
(Tower Leasing)

Gordian Group, Inc.	Loan	7,213	7,213
(Business Services)	Common Stock (1,000 shares)	2,088	2,088

HealthASPex, Inc.	Preferred Stock (1,451,380 shares)	4,900	2,617
(Business Services)	Preferred Stock (700,000 shares)	700	700
	Common Stock (1,451,380 shares)	4	—

The Hillman Companies Inc.(1)	Debt Securities	41,494	41,494
(Consumer Products)	Common Stock (6,890,937 shares)	57,169	90,013

HMT, Inc.	Debt Securities	9,058	9,058
(Business Services)	Preferred Stock (519,484 shares)	2,078	2,078
	Common Stock (300,000 shares)	3,000	1,694
	Warrants	1,155	651

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2002
Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Monitoring Solutions, Inc.	Debt Securities	$1,823	$153
(Business Services)	Common Stock (33,333 shares)	—	—
	Warrants	—	—

MVL Group, Inc.	Loan	17,017	17,017
(Business Services)	Debt Securities	16,236	16,236
	Common Stock (648,638 shares)	—	—

Powell Plant Farms, Inc.	Loan	22,223	12,709
(Consumer Products)	Preferred Stock (1,483 shares)	—	—
	Warrants	—	—

Spa Lending Corporation	Preferred Stock (28,672 shares)	395	276
(Recreation)	Common Stock (6,208 shares)	—	—

STS Operating, Inc.	Common Stock (3,000,000 shares)	3,177	3,177
(Industrial Products)

Sure-Tel, Inc.	Preferred Stock (1,000,000 shares)	1,000	1,000
(Consumer Services)	Common Stock (37,000 shares)	5,018	5,018

Total Foam, Inc.	Debt Securities	258	124
(Industrial Products)	Common Stock (910 shares)	10	—

Total companies more than 25% owned		$550,629	$589,613

Companies 5% to 25% Owned

Aspen Pet Products, Inc.	Loans	$16,368	$16,368
(Consumer Products)	Preferred Stock (2,024 shares)	1,981	1,981
	Common Stock (1,400 shares)	140	140

Autania AG(1,3)	Debt Securities	4,486	4,486
(Industrial Products)	Common Stock (250,000 shares)	2,169	2,145

CBA-Mezzanine Capital Finance, LLC	Loan	2,418	2,418
(Financial Services)

Colibri Holding Corporation	Loans	3,486	3,486
(Consumer Products)	Preferred Stock (237 shares)	248	248
	Common Stock (3,362 shares)	1,250	1,088
	Warrants	290	252

CorrFlex Graphics, LLC	Debt Securities	11,940	11,940
(Business Services)	Warrants	—	17,490
	Options	—	1,510

CyberRep	Loan	1,224	1,224
(Business Services)	Debt Securities	14,716	14,716
	Warrants	660	4,510

The Debt Exchange Inc.	Preferred Stock (921,829 shares)	1,250	1,250
(Business Services)

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2002
Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

International Fiber Corporation	Debt Securities	$22,552	$22,552
(Industrial Products)	Common Stock (1,029,069 shares)	5,483	7,755
	Warrants	550	778

Liberty-Pittsburgh Systems, Inc.	Debt Securities	3,497	3,497
(Business Services)	Common Stock (123,929 shares)	142	142

Litterer Beteiligungs-GmbH(3)	Debt Securities	1,070	1,070
(Business Services)	Equity Interest	358	358

Logic Bay Corporation	Preferred Stock (1,131,222 shares)	5,000	—
(Business Services)

Magna Card, Inc.	Debt Securities	153	153
(Consumer Products)	Preferred Stock (1,875 shares)	94	94
	Common Stock (4,687 shares)	—	—

Master Plan, Inc.	Loan	959	959
(Business Services)	Common Stock (156 shares)	42	42

MortgageRamp.com, Inc.	Common Stock (772,000 shares)	3,860	3,860
(Business Services)

Morton Grove	Loan	16,356	16,356
Pharmaceuticals, Inc.	Preferred Stock (106,947 shares)	5,000	14,000
(Consumer Products)

Nobel Learning Communities,	Debt Securities	9,729	9,729
Inc.(1)	Preferred Stock (1,063,830 shares)	2,000	2,000
(Education)	Warrants	575	382

North American Archery, LLC	Loans	1,390	840
(Consumer Products)	Convertible Debentures	2,248	59
	Guaranty ($1,020)	—	—

Packaging Advantage	Debt Securities	14,207	14,207
Corporation	Common Stock (232,168 shares)	2,386	2,386
(Business Services)	Warrants	963	963

Professional Paint, Inc.	Debt Securities	22,791	22,791
(Consumer Products)	Preferred Stock (15,000 shares)	19,500	19,500
	Common Stock (110,000 shares)	69	5,000

Progressive International	Debt Securities	3,965	3,965
Corporation	Preferred Stock (500 shares)	500	500
(Consumer Products)	Common Stock (197 shares)	13	13
	Warrants	—	—

Redox Brands, Inc.	Debt Securities	9,744	9,744
(Consumer Products)	Preferred Stock (2,404,086 shares)	6,974	6,974
	Warrants	584	584

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2002
Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Staffing Partners Holding	Loan	$2,500	$2,500
Company, Inc.	Debt Securities	4,993	4,993
(Business Services)	Preferred Stock (414,600 shares)	2,073	2,073
	Common Stock (50,200 shares)	50	50
	Warrants	10	10

Total companies 5% to 25% owned		$235,006	$266,131

Companies Less Than 5% Owned
ACE Products, Inc.	Loans	$17,164	$13,061
(Industrial Products)

Advantage Mayer, Inc.	Debt Securities	10,702	10,702
(Business Services)	Warrants	382	1,455

Alderwoods Group, Inc.(1)	Common Stock (357,568 shares)	5,006	2,324
(Consumer Services)

Allied Office Products, Inc.	Debt Securities	7,628	50
(Business Services)	Warrants	629	—

American Barbecue & Grill, Inc.	Warrants	125	—
(Retail)

American Home Care Supply,	Debt Securities	6,950	6,950
LLC	Warrants	579	1,849
(Consumer Products)

ASW Holding Corporation	Warrants	25	25
(Industrial Products)

Bakery Chef, Inc.	Loans	17,908	17,908
(Consumer Products)

Blue Rhino Corporation(1)	Debt Securities	13,965	13,965
(Consumer Products)	Warrants	1,200	15,300

Border Foods, Inc.	Debt Securities	9,365	9,365
(Consumer Products)	Preferred Stock (50,919 shares)	2,000	2,000
	Warrants	665	665

Camden Partners Strategic Fund II, L.P.(4)	Limited Partnership Interest	2,124	2,238
(Private Equity Fund)

Candlewood Hotel Company(1)	Preferred Stock (3,250 shares)	3,250	975
(Hospitality)

Celebrities, Inc.	Loan	220	220
(Broadcasting & Cable)	Warrants	12	492

Clif Bar, Inc.	Loan	24,889	24,889
(Consumer Products)

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2002
Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Component Hardware Group, Inc.	Debt Securities	$11,157	$11,157
(Industrial Products)	Preferred Stock (18,000 shares)	2,229	2,229
	Common Stock (2,000 shares)	200	200

Cooper Natural Resources, Inc.	Loan	299	299
(Industrial Products)	Debt Securities	1,849	1,849
	Preferred Stock (6,316 shares)	1,427	1,427
	Warrants	832	832

Coverall North America, Inc.	Loan	12,403	12,403
(Business Services)	Debt Securities	6,423	6,423

CPM Acquisition Corporation	Loan	10,055	10,055
(Industrial Products)

CTT Holdings	Loan	1,500	1,500
(Consumer Products)

Cumulus Media, Inc. (1)	Common Stock (11,037 shares)	198	195
(Broadcasting & Cable)

Drilltec Patents &	Loan	10,918	—
Technologies Company, Inc.	Debt Securities	1,500	—
(Industrial Products)	Warrants	—	—

eCentury Capital Partners, L.P.(4)	Limited Partnership Interest	1,875	1,675
(Private Equity Fund)

El Dorado Communications, Inc.	Loans	306	232
(Broadcasting & Cable)

Elexis Beta GmbH(3)	Options	426	426
(Industrial Products)

Eparfin S.A.(3)	Loan	29	29
(Consumer Products)

E-Talk Corporation	Debt Securities	8,852	300
(Business Services)	Warrants	1,157	—

Executive Greetings, Inc.	Debt Securities	18,061	18,061
(Business Services)	Warrants	360	360

Fairchild Industrial Products	Debt Securities	5,924	5,924
Company	Warrants	280	1,100
(Industrial Products)

Galaxy American	Debt Securities	48,989	25,000
Communications, LLC	Options	—	—
(Broadcasting & Cable)	Standby Letter of Credit ($750)	—	—

Garden Ridge Corporation	Debt Securities	27,133	27,133
(Retail)	Preferred Stock (1,130 shares)	1,130	1,130
	Common Stock (188,400 shares)	613	613

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2002
Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

GC-Sun Holdings II, LP (Kar Products, LP)	Loans	$7,738	$7,738
(Business Services)

Gibson Guitar Corporation	Debt Securities	17,753	17,753
(Consumer Products)	Warrants	525	2,325

Ginsey Industries, Inc.	Loans	5,000	5,000
(Consumer Products)	Convertible Debentures	500	500
	Warrants	—	1,500

Global Communications, LLC	Loan	1,998	1,998
(Business Services)	Debt Securities	16,033	16,033
	Equity Interest	12,707	12,707
	Options	1,639	1,639

Grant Broadcasting Systems II	Warrants	87	3,000
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(4)	Limited Partnership Interest	2,803	2,369
(Private Equity Fund)

The Hartz Mountain Corporation	Debt Securities	27,616	27,616
(Consumer Products)	Common Stock (200,000 shares)	2,000	2,000
	Warrants	2,613	2,613

Haven Eldercare of New England, LLC	Loan	35,633	35,633
(Healthcare)

Headwaters Incorporated(1)	Loan	9,951	9,951
(Industrial Products)

Hotelevision, Inc.	Preferred Stock (315,100 shares)	315	—
(Broadcasting & Cable)

Icon International, Inc.	Common Stock (35,228 shares)	1,219	2,712
(Business Services)

Impact Innovations Group, LLC	Debt Securities	6,797	3,436
(Business Services)	Warrants	1,674	—

Intellirisk Management Corporation	Loans	23,035	23,035
(Business Services)

Interline Brands, Inc.	Debt Securities	33,733	33,733
(Business Services)	Preferred Stock (199,313 shares)	1,849	1,849
	Common Stock (15,615 shares)	139	139
	Warrants	1,181	1,181

Jakel, Inc.	Loan	23,307	14,255
(Industrial Products)

JRI Industries, Inc.	Debt Securities	2,018	2,018
(Industrial Products)	Warrants	74	74

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2002
Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Julius Koch USA, Inc.	Warrants	$259	$8,000
(Industrial Products)

Kirker Enterprises, Inc.	Warrants	348	3,501
(Industrial Products)	Equity Interest	4	4

Kirkland’s, Inc.(1)	Common Stock (240,442 shares)	66	3,700
(Retail)

Kyrus Corporation	Debt Securities	7,145	7,145
(Business Services)	Warrants	348	348

Love Funding Corporation	Preferred Stock (26,000 shares)	359	213
(Financial Services)

Matrics, Inc.	Preferred Stock (511,876 shares)	500	500
(Business Services)	Warrants	—	—

MedAssets.com, Inc.	Debt Securities	15,618	15,618
(Business Services)	Preferred Stock (260,417 shares)	2,049	2,049
	Warrants	136	136

Mid-Atlantic Venture Fund IV, L.P.(4)	Limited Partnership Interest	3,975	2,555
(Private Equity Fund)

Midview Associates, L.P.	Warrants	—	—
(Housing)

Most Confiserie GmbH & Co KG(3)	Loan	943	50
(Consumer Products)

NetCare, AG(3)	Loan	760	50
(Business Services)	Common Stock (262,784 shares)	226	—

Norstan Apparel Shops, Inc.	Debt Securities	11,786	11,786
(Retail)	Common Stock (29,477 shares)	4,750	4,750
	Warrants	655	655

Northeast Broadcasting Group, L.P.	Debt Securities	278	278
(Broadcasting & Cable)

Novak Biddle Venture Partners III, L.P.(4)	Limited Partnership Interest	690	690
(Private Equity Fund)

Nursefinders, Inc.	Debt Securities	11,178	11,178
(Business Services)	Warrants	900	2,200

Onyx Television GmbH(3)	Preferred Units (120,000 shares)	201	8
(Broadcasting & Cable)

Opinion Research Corporation(1)	Debt Securities	14,313	14,313
(Business Services)	Warrants	996	687

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2002
Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Oriental Trading Company, Inc.	Preferred Equity Interest	$1,751	$1,751
(Consumer Products)	Common Equity Interest	—	2,600

Outsource Partners, Inc.	Debt Securities	24,077	24,077
(Business Services)	Warrants	826	826

Pico Products, Inc.	Loan	1,406	1,406
(Industrial Products)

Polaris Pool Systems, Inc.	Debt Securities	10,691	10,691
(Consumer Products)	Warrants	1,145	1,145

Proeducation GmbH(3)	Loan	261	261
(Education)

Prosperco Finanz Holding AG(3)	Convertible Debentures	5,305	5,305
(Financial Services)	Common Stock (1,528 shares)	1,059	708
	Warrants	—	—

Raytheon Aerospace, LLC	Debt Securities	5,169	5,169
(Business Services)	Equity Interest	—	250

Scitor Corporation	Loan	21,893	21,893
(Business Services)

Simula, Inc.(1)	Loan	20,863	20,863
(Industrial Products)

Soff-Cut Holdings, Inc.	Debt Securities	8,999	8,999
(Industrial Products)	Preferred Stock (300 shares)	300	300
	Common Stock (2,000 shares)	200	200

Southwest PCS, LLC	Loan	6,220	6,220
(Telecommunications)

Startec Global Communications	Loan	23,815	23,815
Corporation(1)	Debt Securities	20,737	245
(Telecommunications)	Common Stock (258,064 shares)	3,000	—
	Warrants	—	—

SunStates Refrigerated	Loans	4,722	2,847
Services, Inc.	Debt Securities	2,445	—
(Warehouse Facilities)

Sydran Food Services II, L.P.	Debt Securities	12,973	12,973
(Retail)	Equity Interests	3,909	—
	Warrants	—	—

Tubbs Snowshoe	Debt Securities	3,924	3,924
Company, LLC	Equity Interests	500	500
(Consumer Products)	Warrants	54	54

United Pet Group, Inc.	Debt Securities	9,023	9,023
(Consumer Products)	Warrants	85	85

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		September 30, 2002
Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Updata Venture Partners II, L.P.(4)	Limited Partnership Interest	$502	$1,650
(Private Equity Fund)

Venturehouse Group, LLC(4)	Equity Interest	667	378
(Private Equity Fund)

Walker Investment Fund II, LLLP(4)	Limited Partnership Interest	1,200	887
(Private Equity Fund)

Warn Industries, Inc.	Debt Securities	11,522	11,522
(Consumer Products)	Warrants	1,429	3,379

Wilshire Restaurant Group, Inc.	Debt Securities	15,901	15,901
(Retail)	Warrants	735	735

Wilton Industries, Inc.	Loan	12,000	12,000
(Consumer Products)

Woodstream Corporation	Loan	2,621	2,621
(Consumer Products)	Debt Securities	7,665	7,665
	Equity Interests	1,700	4,547
	Warrants	450	1,203

Total companies less than 5% owned		$871,077	$806,824

Total private finance (127 portfolio companies)		$1,656,712	$1,662,568

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

			September 30, 2002
			(unaudited)
	Stated
(in thousands, except number of loans)	Interest	Face	Cost	Value

Commercial Real Estate Finance

Commercial Mortgage-Backed Securities
CMBS Bonds
Mortgage Capital Funding, Series 1998-MC3	5.5%	$50,404	$24,871	$25,901
Morgan Stanley Capital I, Series 1999-RM1	6.4%	47,566	19,470	20,175
COMM 1999-1	5.6%	70,159	33,472	34,584
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	33,485	14,005	14,379
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	74,140	31,194	32,470
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	31,884	14,338	15,205
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	25,872	9,767	10,704
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	33,380	13,906	15,217
FUNB CMT, Series 1999-C4	6.5%	39,283	15,696	16,827
Heller Financial, HFCMC Series 2000 PH-1	6.8%	42,442	16,795	18,267
SBMS VII, Inc., Series 2000-NL1	7.2%	18,549	9,200	9,941
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	35,773	16,577	17,716
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	34,935	14,773	16,458
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	31,820	11,130	12,364
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	35,847	13,677	15,212
JP Morgan-CIBC-Deutsche 2001	5.8%	39,933	15,725	16,836
Lehman Brothers-UBS Warburg 2001-C4	6.4%	42,014	17,397	19,017
SBMS VII, Inc., Series 2001-C1	6.1%	35,536	12,559	13,789
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	39,012	16,089	17,280
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CKN5	5.2%	40,150	15,464	16,515
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1	5.6%	37,178	12,879	13,944
SBMS VII, Inc., Series 2001-C2	6.2%	31,369	11,604	12,620
FUNB CMT, Series 2002-C1	6.0%	38,238	16,722	18,618
GE Capital Commercial Mortgage Corp., Series 2002-1	6.2%	80,490	44,510	52,892
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2	5.8%	62,703	34,790	39,471

Total CMBS bonds		$1,052,162	$456,610	$496,402

Collateralized Debt Obligation Preferred Shares
Crest 2001-1, Ltd.(3)		23,639	23,639	23,639
Crest 2002-1, Ltd.(3)		23,513	23,513	23,513
Crest 2002-IG, Ltd.(3)		4,915	4,915	4,915
Crest Clarendon Street 2002-1, Ltd.(3)		964	964	964

Total collateralized debt obligation preferred shares		$53,031	$53,031	$53,031

Total CMBS		$1,105,193	$509,641	$549,433

	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	9	$9,723	$10,753
	7.00%- 8.99%	18	19,514	17,150
	9.00%-10.99%	9	9,858	9,858
	11.00%-12.99%	10	14,436	13,970
	13.00%-14.99%	7	7,880	7,880
	15.00% and above	1	45	45

Total commercial mortgage loans		54	$61,456	$59,656

Residual Interest			$69,335	$69,035

Real Estate Owned			4,787	2,932

Total commercial real estate finance			$645,219	$681,056

Total portfolio			$2,301,931	$2,343,624

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.	Debt Securities	$6,992	$6,992
(Telecommunications)	Equity Interests	3,640	2,184

American Healthcare Services,	Debt Securities	40,194	40,194
Inc.	Common Stock (79,567,042 shares)	1,000	100
(Healthcare)	Guaranty ($195)	—	—

Business Loan Express, Inc.	Loan	6,000	6,000
(Financial Services)	Debt Securities	76,242	76,242
	Preferred Stock (25,111 shares)	25,111	25,111
	Common Stock (25,503,043 shares)	104,596	120,096
	Guaranty ($51,350 — See Note 3)	—	—

The Color Factory Inc.	Loan	5,346	5,346
(Consumer Products)	Preferred Stock (600 shares)	788	788
	Common Stock (980 shares)	6,535	8,035

Directory Investment Corporation	Common Stock (470 shares)	112	32
(Publishing)

Directory Lending Corporation	Series A Common Stock (34 shares)	—	—
(Publishing)	Series B Common Stock (6 shares)	8	—
	Series C Common Stock (10 shares)	22	—

EDM Consulting, LLC	Debt Securities	1,875	443
(Business Services)	Equity Interest	250	—

Elmhurst Consulting, LLC	Loan	7,762	7,762
(Business Services)	Equity Interests	5,157	5,157

Foresite Towers, LLC	Equity Interests	15,500	15,500
(Tower Leasing)

HealthASPex, Inc.	Preferred Stock (1,451,380 shares)	4,900	3,900
(Business Services)	Preferred Stock (611,923 shares)	612	612
	Common Stock (1,451,380 shares)	4	—

The Hillman Companies, Inc.	Debt Securities	40,071	40,071
(Consumer Products)	Common Stock (6,890,937 shares)	57,156	57,156

HMT, Inc.	Debt Securities	8,995	8,995
(Business Services)	Common Stock (300,000 shares)	3,000	3,000
	Warrants	1,155	1,155

Monitoring Solutions, Inc.	Debt Securities	1,823	153
(Business Services)	Common Stock (33,333 shares)	—	—
	Warrants	—	—

Spa Lending Corporation	Preferred Stock (28,625 shares)	485	375
(Recreation)	Common Stock (6,208 shares)	25	18

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

STS Operating, Inc.	Common Stock (3,000,000 shares)	$3,177	$3,177
(Industrial Products)

Sure-Tel, Inc.	Loan	1,207	1,207
(Consumer Services)	Preferred Stock (1,116,902 shares)	4,642	4,642
	Warrants	662	662
	Options	—	—

Total Foam, Inc.	Debt Securities	263	127
(Industrial Products)	Common Stock (910 shares)	10	—

WyoTech Acquisition	Debt Securities	12,588	12,588
Corporation	Preferred Stock (100 shares)	3,700	3,700
(Education)	Common Stock (99 shares)	100	44,100

Total companies more than 25% owned		$451,705	$505,620

Companies 5% to 25% Owned

Aspen Pet Products, Inc.	Loans	$14,576	$14,576
(Consumer Products)	Preferred Stock (1,860 shares)	1,981	1,981
	Common Stock (1,400 shares)	140	140

Autania AG(1,3)	Debt Securities	4,762	4,762
(Industrial Products)	Common Stock (250,000 shares)	2,261	2,261

Colibri Holding Corporation	Loans	3,464	3,464
(Consumer Products)	Preferred Stock (237 shares)	237	237
	Common Stock (3,362 shares)	1,250	1,250
	Warrants	290	290

CorrFlex Graphics, LLC	Debt Securities	2,312	2,312
(Business Services)	Warrants	—	6,674
	Options	—	576

Csabai Canning Factory Rt(3)	Hungarian Quotas (9.2%)	700	—
(Consumer Products)

CyberRep	Loan	1,109	1,109
(Business Services)	Debt Securities	14,209	14,209
	Warrants	660	3,310

The Debt Exchange Inc.	Preferred Stock (921,829 shares)	1,250	1,250
(Business Services)

FTI Consulting, Inc.(1)	Warrants	—	510
(Business Services)

Gibson Guitar Corporation	Debt Securities	17,175	17,175
(Consumer Products)	Warrants	525	2,325

International Fiber Corporation	Debt Securities	22,257	22,257
(Industrial Products)	Common Stock (1,029,068 shares)	5,483	6,982
	Warrants	550	700

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Liberty-Pittsburgh Systems, Inc.	Debt Securities	$3,487	$3,487
(Business Services)	Common Stock (123,929 shares)	142	142

Logic Bay Corporation	Preferred Stock (1,131,222 shares)	5,000	5,000
(Business Services)

Magna Card, Inc.	Debt Securities	153	153
(Consumer Products)	Preferred Stock (1,875 shares)	94	94
	Common Stock (4,687 shares)	—	—

Master Plan, Inc.	Loan	1,204	1,204
(Business Services)	Common Stock (156 shares)	42	2,042

MortgageRamp.com, Inc.	Common Stock (772,000 shares)	3,860	3,860
(Business Services)

Morton Grove	Loan	16,150	16,150
Pharmaceuticals, Inc.	Preferred Stock (106,947 shares)	5,000	9,000
(Consumer Products)

Nobel Learning Communities,	Debt Securities	9,656	9,656
Inc.(1)	Preferred Stock (265,957 shares)	2,000	2,000
(Education)	Warrants	575	575

North American Archery, LLC	Loans	1,390	840
(Consumer Products)	Convertible Debentures	2,248	2,008
	Guaranty ($270)	—	—

Packaging Advantage	Debt Securities	11,586	11,586
Corporation	Common Stock (200,000 shares)	2,000	2,000
(Business Services)	Warrants	963	963

Professional Paint, Inc.	Debt Securities	21,409	21,409
(Consumer Products)	Preferred Stock (15,000 shares)	17,215	17,215
	Common Stock (110,000 shares)	69	3,069

Progressive International	Debt Securities	3,958	3,958
Corporation	Preferred Stock (500 shares)	500	500
(Consumer Products)	Common Stock (197 shares)	13	13
	Warrants	—	—

Staffing Partners Holding	Debt Securities	4,992	4,992
Company, Inc.	Preferred Stock (414,600 shares)	2,073	2,073
(Business Services)	Common Stock (50,200 shares)	50	50
	Warrants	10	10

Total companies 5% to 25% owned		$211,030	$232,399

Companies Less Than 5% Owned

Ability One Corporation	Loans	$10,657	$10,657
(Consumer Products)

ACE Products, Inc.	Loans	16,875	16,875
(Industrial Products)

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Advantage Mayer, Inc.	Debt Securities	$10,945	$10,945
(Business Services)	Warrants	—	—

Allied Office Products, Inc.	Debt Securities	7,491	7,491
(Business Services)	Warrants	629	629

American Barbecue & Grill, Inc.	Warrants	125	—
(Retail)

American Home Care Supply, LLC	Debt Securities	6,906	6,906
(Consumer Products)	Warrants	579	1,579

ASW Holding Corporation	Warrants	25	25
(Industrial Products)

Aurora Communications, LLC	Loans	15,809	15,809
(Broadcasting & Cable)	Equity Interest	2,461	6,050

Avborne, Inc.	Debt Securities	12,750	6,375
(Business Services)	Warrants	1,180	—

Bakery Chef, Inc.	Loans	17,018	17,018
(Consumer Products)

Blue Rhino Corporation(1)	Debt Securities	13,816	13,816
(Consumer Products)	Warrants	1,200	2,000

Border Foods, Inc.	Debt Securities	9,313	9,313
(Consumer Products)	Preferred Stock (50,919 shares)	2,000	2,000
	Warrants	665	665

Camden Partners Strategic Fund II, L.P.(4)	Limited Partnership Interest	1,295	1,295
(Private Equity Fund)

CampGroup, LLC	Debt Securities	2,702	2,702
(Recreation)	Warrants	220	220

Candlewood Hotel Company(1)	Preferred Stock (3,250 shares)	3,250	3,250
(Hospitality)

Celebrities, Inc.	Loan	244	244
(Broadcasting & Cable)	Warrants	12	550

Classic Vacation Group, Inc.(1)	Loan	6,399	6,399
(Consumer Products)

Component Hardware Group, Inc.	Debt Securities	10,774	10,774
(Industrial Products)	Preferred Stock (18,000 shares)	1,800	1,800
	Common Stock (2,000 shares)	200	200

Convenience Corporation of	Debt Securities	8,355	2,738
America	Preferred Stock (22,301 shares)	334	—
(Retail)	Warrants	—	—

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Cooper Natural Resources, Inc.	Debt Securities	$1,750	$1,750
(Industrial Products)	Preferred Stock (6,316 shares)	1,427	1,427
	Warrants	832	832

Coverall North America, Inc.	Loan	10,309	10,309
(Business Services)	Debt Securities	5,324	5,324
	Warrants	—	—

CPM Acquisition Corporation	Loan	9,604	9,604
(Industrial Products)

CTT Holdings	Loan	1,388	1,388
(Consumer Products)

Drilltec Patents &	Loan	10,918	9,262
Technologies Company, Inc.	Debt Securities	1,500	1,500
(Industrial Products)	Warrants	—	—

eCentury Capital Partners, L.P.(4)	Limited Partnership Interest	1,875	1,800
(Private Equity Fund)

El Dorado Communications, Inc.	Loans	306	306
(Broadcasting & Cable)

Elexis Beta GmbH(3)	Options	426	526
(Industrial Products)

Eparfin S.A.(3)	Loan	29	29
(Consumer Products)

E-Talk Corporation	Debt Securities	8,852	6,509
(Business Services)	Warrants	1,157	—

Ex Terra Credit Recovery, Inc.	Preferred Stock (500 shares)	568	318
(Business Services)	Common Stock (2,500 shares)	—	—
	Warrants	—	—

Executive Greetings, Inc.	Debt Securities	15,938	15,938
(Business Services)	Warrants	360	360

Fairchild Industrial Products	Debt Securities	5,872	5,872
Company	Warrants	280	2,378
(Industrial Products)

Galaxy American	Debt Securities	48,869	39,217
Communications, LLC	Options	—	—
(Broadcasting & Cable)	Standby Letter of Credit ($750)	—	—

Garden Ridge Corporation	Debt Securities	26,948	26,948
(Retail)	Preferred Stock (1,130 shares)	1,130	1,130
	Common Stock (471 shares)	613	613

Ginsey Industries, Inc.	Loans	5,000	5,000
(Consumer Products)	Convertible Debentures	500	500
	Warrants	—	504

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Global Communications, LLC	Loan	$1,990	$1,990
(Business Services)	Debt Securities	14,884	14,884
	Equity Interest	11,067	11,067
	Options	1,639	1,639

Grant Broadcasting Systems II	Warrants	87	5,976
(Broadcasting & Cable)

Grant Television II LLC	Options	492	492
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(4)	Limited Partnership Interest	1,463	1,060
(Private Equity Fund)

The Hartz Mountain Corporation	Debt Securities	27,408	27,408
(Consumer Products)	Common Stock (200,000 shares)	2,000	2,000
	Warrants	2,613	2,613

Hotelevision, Inc.	Preferred Stock (315,100 shares)	315	315
(Broadcasting & Cable)

Icon International, Inc.	Common Stock (37,821 shares)	1,219	1,519
(Business Services)

Impact Innovations Group, LLC	Debt Securities	6,598	6,598
(Business Services)	Warrants	1,674	1,674

Intellirisk Management Corporation	Loans	22,334	22,334
(Business Services)

Interline Brands, Inc.	Debt Securities	32,839	32,839
(Business Services)	Warrants	3,169	3,169

iSolve Incorporated	Preferred Stock (14,853 shares)	874	—
(Business Services)	Common Stock (13,306 shares)	14	—

Jakel, Inc.	Loan	22,291	22,291
(Industrial Products)

JRI Industries, Inc.	Debt Securities	1,972	1,972
(Industrial Products)	Warrants	74	74

Julius Koch USA, Inc.	Debt Securities	1,066	1,066
(Industrial Products)	Warrants	259	7,000

Kirker Enterprises, Inc.	Warrants	348	3,501
(Industrial Products)	Equity Interest	4	4

Kirkland’s, Inc.	Debt Securities	7,676	7,676
(Retail)	Preferred Stock (917 shares)	412	412
	Warrants	96	96

Kyrus Corporation	Debt Securities	7,810	7,810
(Business Services)	Warrants	348	348

The Loewen Group, Inc.(1)	High-Yield Senior Secured Debt	15,150	12,440
(Consumer Services)

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Love Funding Corporation	Preferred Stock (26,000 shares)	$359	$213
(Financial Services)

Matrics, Inc.	Preferred Stock (511,876 shares)	500	500
(Business Services)	Warrants	—	—

MedAssets.com, Inc.	Debt Securities	14,949	14,949
(Business Services)	Preferred Stock (260,417 shares)	2,049	2,049
	Warrants	136	136

Mid-Atlantic Venture Fund IV, L.P.(4)	Limited Partnership Interest	2,475	1,586
(Private Equity Fund)

Midview Associates, L.P.	Warrants	—	—
(Housing)

Most Confiserie GmbH & Co KG(3)	Loan	933	933
(Consumer Products)

MVL Group, Inc.	Loan	1,856	1,856
(Business Services)	Debt Securities	14,806	14,806
	Warrants	643	643
	Guaranty ($1,357)	—	—

NetCare, AG(3)	Loan	811	811
(Business Services)

NETtel Communications, Inc.	Debt Securities and Receivables	11,334	4,334
(Telecommunications)

Northeast Broadcasting Group, L.P.	Debt Securities	310	310
(Broadcasting & Cable)

Novak Biddle Venture Partners III, L.P.(4)	Limited Partnership Interest	330	330
(Private Equity Fund)

Nursefinders, Inc.	Debt Securities	11,341	11,341
(Business Services)	Warrants	900	1,500

Onyx Television GmbH(3)	Preferred Units (120,000 shares)	201	201
(Broadcasting & Cable)

Opinion Research Corporation(1)	Debt Securities	14,186	14,186
(Business Services)	Warrants	996	996

Oriental Trading Company, Inc.	Debt Securities	12,847	12,847
(Consumer Products)	Preferred Equity Interest	1,500	1,500
	Common Equity Interest	—	—
	Warrants	13	588

Outsource Partners, Inc.	Debt Securities	23,994	23,994
(Business Services)	Warrants	826	826

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Pico Products, Inc.	Loan	$1,406	$1,406
(Industrial Products)

Polaris Pool Systems, Inc.	Debt Securities	6,581	6,581
(Consumer Products)	Warrants	1,050	1,050

Powell Plant Farms, Inc.	Loan	16,993	16,993
(Consumer Products)

Proeducation GmbH(3)	Loan	206	206
(Education)

Prosperco Finanz Holding AG(3)	Convertible Debentures	4,899	4,899
(Financial Services)	Common Stock (1,528 shares)	956	956
	Warrants	—	—

Raytheon Aerospace, LLC	Debt Securities	5,051	5,051
(Business Services)	Equity Interest	—	—

Redox Brands, Inc.	Debt Securities	9,462	9,462
(Consumer Products)	Warrants	584	584

Schwinn Holdings Corporation	Debt Securities	10,195	1,835
(Consumer Products)

Seasonal Expressions, Inc.	Preferred Stock (504 shares)	500	—
(Consumer Products)

Simula, Inc.(1)	Loan	19,914	19,914
(Industrial Products)

Soff-Cut Holdings, Inc.	Debt Securities	8,569	8,569
(Industrial Products)	Preferred Stock (300 shares)	300	300
	Common Stock (2,000 shares)	200	200
	Warrants	446	446

Southwest PCS, LLC	Loan	8,243	8,243
(Telecommunications)

Startec Global Communications	Loan	22,815	22,815
Corporation(1)	Debt Securities	21,286	10,301
(Telecommunications)	Common Stock (258,064 shares)	3,000	—
	Warrants	—	—

SunStates Refrigerated	Loans	6,062	4,573
Services, Inc.	Debt Securities	2,445	877
(Warehouse Facilities)

Sydran Food Services II, L.P.	Debt Securities	12,973	12,973
(Retail)	Equity Interests	3,909	3,909
	Warrants

Tubbs Snowshoe	Debt Securities	3,913	3,913
Company, LLC	Equity Interests	500	500
(Consumer Products)	Warrants	54	54

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

United Pet Group, Inc.	Debt Securities	$4,965	$4,965
(Consumer Products)	Warrants	15	15

Updata Venture Partners II, L.P.(4)	Limited Partnership Interest	2,300	3,865
(Private Equity Fund)

Velocita, Inc.(1)	Debt Securities	11,677	11,677
(Telecommunications)	Warrants	3,540	3,540

Venturehouse Group, LLC(4)	Equity Interest	667	398
(Private Equity Fund)

Walker Investment Fund II, LLLP(4)	Limited Partnership Interest	1,000	743
(Private Equity Fund)

Warn Industries, Inc.	Debt Securities	18,624	18,624
(Consumer Products)	Warrants	1,429	3,129

Williams Brothers Lumber	Warrants	24	322
Company
(Retail)

Wilshire Restaurant Group, Inc.	Debt Securities	15,106	15,106
(Retail)	Warrants	735	735

Wilton Industries, Inc.	Loan	12,000	12,000
(Consumer Products)

Woodstream Corporation	Loan	572	572
(Consumer Products)	Debt Securities	7,631	7,631
	Equity Interests	1,700	4,547
	Warrants	450	1,203

Total companies less than 5% owned		$891,231	$857,053

Total private finance (135 portfolio companies)		$1,553,966	$1,595,072

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

			December 31, 2001
	Stated
(in thousands, except number of loans)	Interest	Face	Cost	Value

Commercial Real Estate Finance

Commercial Mortgage-Backed Securities
CMBS Bonds
Mortgage Capital Funding, Series 1998-MC3	5.5%	$54,491	$26,888	$26,888
Morgan Stanley Capital I, Series 1999-RM1	6.4%	51,046	21,462	21,462
COMM 1999-1	5.6%	74,879	35,636	35,636
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	45,527	22,272	22,272
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	96,432	44,732	44,732
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	34,856	16,304	16,304
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	29,005	11,326	11,326
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	43,046	20,535	20,535
FUNB CMT, Series 1999-C4	6.5%	49,287	22,253	22,253
Heller Financial, HFCMC Series 2000 PH-1	6.8%	45,456	18,657	18,657
SBMS VII, Inc., Series 2000-NL1	7.2%	24,230	13,309	13,309
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	40,502	19,481	19,481
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	41,084	19,418	19,418
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	31,471	11,455	11,455
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	58,786	29,050	29,050
JP Morgan-CIBC-Deutsche 2001	5.8%	60,889	29,584	29,584
Lehman Brothers-UBS Warburg 2001-C4	6.4%	65,130	32,326	32,326
SBMS VII, Inc., Series 2001-C1	6.1%	54,780	25,267	25,267
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	57,039	28,103	28,103
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CKN5	5.2%	84,482	46,176	46,176
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1	5.6%	55,432	24,075	24,075
SBMS VII, Inc., Series 2001-C2	6.2%	72,422	40,037	40,037

Total CMBS bonds		1,170,272	558,346	558,346

Collateralized Debt Obligation Preferred Shares
Crest 2001-1, Ltd.(3)		24,207	24,207	24,207

Total CMBS		$1,194,479	$582,553	$582,553

	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	7	$3,404	$5,100
	7.00%- 8.99%	30	34,583	36,589
	9.00%-10.99%	16	13,617	13,618
	11.00%-12.99%	14	11,977	11,979
	13.00%-14.99%	7	12,455	12,251
	15.00% and above	2	84	60

Total commercial mortgage loans		76	$76,120	$79,597

Residual Interest			$70,179	$69,879

Real Estate Owned			3,784	2,489

Total commercial real estate finance			$732,636	$734,518

Total portfolio			$2,286,602	$2,329,590

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information at September 30, 2002 and 2001 and for the
nine months ended September 30, 2002 and 2001 is unaudited)

Note 1. Organization

      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary that has also elected to be regulated as a BDC, Allied Investment Corporation (“Allied Investment”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries which are single-member limited liability companies established primarily to hold real estate properties. In April 2001, ACC established a subsidiary, A.C. Corporation (“AC Corp”), which provides diligence and structuring services on private finance and commercial real estate transactions, as well as structuring, transaction, management and advisory services to the Company, its portfolio companies and other third parties.

      Allied Capital Corporation and its subsidiaries, collectively, are hereinafter referred to as the “Company.”

      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests primarily in private companies in a variety of industries and non-investment grade commercial mortgage-backed securities (“CMBS”).

Note 2. Summary of Significant Accounting Policies

  Basis of Presentation

      The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2001 balances to conform with the 2002 financial statement presentation.

      The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, the interim financial information does not include all of the information and footnotes required by GAAP for complete consolidated financial statements. In the opinion of management, the unaudited consolidated financial statements of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of September 30, 2002 and December 31, 2001 and the results of operations for the three and nine months ended September 30, 2002 and 2001, and changes in net assets and cash flows for the nine months ended September 30, 2002 and 2001. The results of operations for the nine months ended September 30, 2002 are not necessarily indicative of the operating results to be expected for the full year.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

      The private finance portfolio is presented in three categories — companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains or losses from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.

  Valuation of Portfolio Investments

      The Company, as a BDC, invests in illiquid securities including debt and equity securities of primarily private companies and non-investment grade CMBS. The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the board of directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, the Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and the Company’s equity security has also appreciated in value, where appropriate. The value of investments in public securities are determined using quoted market prices discounted for restrictions on resale.

  Loans and Debt Securities

      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount.

      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

that the payment-in-kind interest is not collectible. Loans classified as Grade 4 or Grade 5 assets do not accrue interest. Loan origination fees, original issue discount and market discount are capitalized and then amortized into interest income using the effective interest method. Prepayment premiums are recorded on loans when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

  Equity Securities

      The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority control positions.

      The value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected, and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

  Commercial Mortgage-Backed Securities (“CMBS”)

      CMBS are carried at fair value, which is based upon a discounted cash flow model that utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable market yields for similar CMBS bonds. The Company’s assumption with regard to discount rate for determining fair value is based upon the yield of comparable securities. The Company recognizes income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS from the date the estimated yield is changed. The Company recognizes unrealized appreciation or depreciation on its CMBS as comparable yields in the market change and recognizes unrealized depreciation whenever it determines that the value of its CMBS is less than the cost basis due to changes in cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

  Residual Interest

      The Company values its residual interest from a previous securitization and recognizes income using the same accounting policies used for the CMBS. The residual interest is carried at fair value

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

based on discounted estimated future cash flows. The Company recognizes income from the residual interest using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

  Net Realized and Unrealized Gains or Losses

      Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

  Fee Income

      Fee income includes fees for diligence, structuring, transaction services, management services and investment advisory services rendered by the Company to portfolio companies and other third parties. Diligence, structuring and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

  Deferred Financing Costs

      Financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

  Cash and Cash Equivalents

      Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

  Dividends to Shareholders

      Dividends to shareholders are recorded on the record date.

  Stock Compensation Plans

      The Company applies the intrinsic value-based method of accounting prescribed by Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations to account for its stock compensation plans. Under this method, the Company records compensation expense for awards of stock options to employees only if the market price of the stock on the grant date exceeds the amount the employee is required to pay to acquire the stock.

  Federal and State Income Taxes

      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to annually distribute or retain through a deemed distribution all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities. AC Corp is a

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

corporation subject to federal and state income taxes and records a provision for income taxes as appropriate.

  Per Share Information

      Basic earnings per share is calculated using the weighted average number of shares outstanding for the period presented. Diluted earnings per share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

  Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      The consolidated financial statements include investments at value of $2,343,624,000 and $2,329,590,000 as of September 30, 2002, and December 31, 2001, respectively (93% and 95%, respectively, of total assets). Substantially all of these investments represent investments whose fair values have been determined by the board of directors in good faith in the absence of readily ascertainable market values. Because of the inherent uncertainty of valuation, the board of directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Note 3. Portfolio

  Private Finance

      At September 30, 2002, and December 31, 2001, the private finance portfolio consisted of the following:

	2002			2001

	Cost	Value	Yield	Cost	Value	Yield
($ in thousands)
Loans and debt securities	$1,233,583	$1,122,552	14.4%	$1,169,673	$1,107,890	14.8%

Equity interests	423,129	540,016		384,293	487,182

Total	$1,656,712	$1,662,568		$1,553,966	$1,595,072

      Private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. Private finance investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. Private finance investments are generally issued by privately-owned companies and are generally illiquid and subject to restrictions on resale or transferability.

      Loans and debt securities generally have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary. At September 30, 2002, and December 31,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

2001, approximately 97% and 98%, respectively, of the Company’s private finance loan portfolio was composed of fixed interest rate loans.

      Equity interests consist primarily of securities issued by privately-owned companies and may be subject to restrictions on their resale or may be otherwise illiquid. Equity securities generally do not produce a current return, but are held in anticipation of investment appreciation and ultimate gain on sale.

      At September 30, 2002, and December 31, 2001, the Company had an investment at value totaling $254,317,000 and $227,449,000, respectively, in Business Loan Express, Inc. (“BLX”), a small business lender that participates in the U.S. Small Business Administration or SBA 7(a) Guaranteed Loan Program. At September 30, 2002, the Company owns 94.9% of BLX’s common stock. The Company’s common stock ownership is subject to dilution by management options. As the controlling shareholder of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount up to 50% of the total obligations (consisting of principal, accrued interest and other fees) on BLX’s 3-year unsecured $124,000,000 revolving credit facility that matures in March 2004. The amount guaranteed by the Company at September 30, 2002, and December 31, 2001, was $48,476,000 and $51,350,000, respectively. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at September 30, 2002. In consideration for providing this guaranty, BLX will pay the Company an annual guaranty fee of approximately $3,100,000 in 2002. The Company has also provided two standby letters of credit in connection with two term securitization transactions completed by BLX in the second quarter of 2002 totaling $10,550,000. BLX is headquartered in New York, NY.

      At September 30, 2002, and December 31, 2001, the Company had an investment in The Hillman Companies, Inc. (formerly SunSource, Inc.) totaling $131,507,000 and $97,227,000 at value, respectively. At September 30, 2002, the Company owns 93.2% of Hillman’s common stock. The Company’s common stock ownership is subject to dilution by management options. Hillman is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage and other small hardware components and operates in multiple channels of the retail marketplace such as hardware stores, national and regional home centers and mass merchants. Hillman’s primary operations are located in Cincinnati, Ohio.

      At December 31, 2001, the Company had an investment in WyoTech Acquisition Corporation at value totaling $60,388,000. WyoTech is a proprietary trade school and its primary operations are in Laramie, Wyoming. On July 1, 2002, the Company completed the sale of WyoTech Acquisition Corporation to a third party. The Company’s total proceeds from the sale of WyoTech, including the repayment of debt and preferred stock and the sale of the Company’s 91% common equity ownership, were $77.2 million, resulting in a realized gain of $60.8 million in the third quarter of 2002. The sale of WyoTech is subject to post-closing working capital adjustments, if any, and customary indemnification provisions.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      At September 30, 2002, and December 31, 2001, loans and debt securities, classified as Grades 4 and 5 under the Company’s internal grading system, that were not accruing interest at value were as follows:

	2002	2001
(in thousands)
Companies more than 25% owned	$13,429	$930

Companies 5% to 25% owned	899	2,848

Companies less than 5% owned	59,526	89,966

	$73,854	$93,744

      Included in Grade 4 and 5 loans and debt securities not accruing interest were assets valued at $8,905,000 at December 31, 2001 that were related to portfolio companies in liquidation. As of September 30, 2002, $8,908,000 at value representing receivables related to portfolio companies in liquidation were included in other assets. In addition to Grade 4 and 5 assets that are in workout, the Company may not accrue interest on loans to companies that are more than 50% owned by the Company if such companies are in need of additional capital and, therefore, the Company may defer current debt service. Loans and debt securities to such companies totaled $63,810,000 at value at September 30, 2002.

      The industry and geographic compositions of the private finance portfolio at value at September 30, 2002, and December 31, 2001, were as follows:

	2002	2001

Industry

Consumer products	31%	28%

Business services	27	22

Financial services	16	15

Industrial products	9	10

Retail	5	5

Healthcare services	4	3

Telecommunications	3	4

Broadcasting & cable	2	4

Education	1	5

Other	2	4

Total	100%	100%

Geographic Region

Mid-Atlantic	44%	43%

West	17	19

Midwest	16	17

Southeast	14	14

Northeast	8	5

International	1	2

Total	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

  Commercial Real Estate Finance

      At September 30, 2002, and December 31, 2001, the commercial real estate finance portfolio consisted of the following:

	2002			2001

	Cost	Value	Yield	Cost	Value	Yield
($ in thousands)
CMBS	$509,641	$549,433	14.7%	$582,553	$582,553	14.8%

Loans	61,456	59,656	8.0%	76,120	79,597	7.7%

Residual interest	69,335	69,035	9.4%	70,179	69,879	9.4%

Real estate owned	4,787	2,932		3,784	2,489

Total	$645,219	$681,056		$732,636	$734,518

  CMBS

      At September 30, 2002, and December 31, 2001, the CMBS portfolio consisted of the following:

	2002			2001

	Cost	Value	Yield	Cost	Value	Yield
(in thousands)
CMBS bonds	$456,610	$496,402	14.5%	$558,346	$558,346	14.7%

Collateralized debt obligation preferred shares	53,031	53,031	17.2%	24,207	24,207	16.9%

Total	$509,641	$549,433		$582,553	$582,553

      CMBS Bonds. At September 30, 2002, and December 31, 2001, the CMBS bonds, which were purchased from the original issuer, consisted of the following:

	2002	2001
($ in thousands)
Face	$1,052,162	$1,170,272

Original issue discount	(595,552)	(611,926)

Cost	$456,610	$558,346

Value	$496,402	$558,346

Yield	14.5%	14.7%

      The non-investment grade and unrated tranches of the CMBS bonds in which the Company invests are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages or the properties securing those mortgages resulting in reduced cash flows, the Company’s most subordinate tranche will bear this loss first. At September 30, 2002, the Company’s CMBS bonds were subordinate to 91% to 97% of the tranches of bonds issued in various CMBS transactions. Given that the non-investment grade CMBS bonds in which the Company invests are junior in priority for payment of principal, the Company invests in these CMBS bonds at a discount from the face amount of the bonds.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The underlying rating classes of the CMBS bonds at value at September 30, 2002, and December 31, 2001, were as follows:

	2002		2001

		Percentage		Percentage
	Value	of Total	Value	of Total
($ in thousands)
BB+	$26,434	5.3%	$24,785	4.4%

BB	26,503	5.3	69,404	12.4

BB-	13,199	2.7	67,460	12.1

B+	112,741	22.7	103,560	18.6

B	140,764	28.4	131,362	23.5

B-	80,309	16.2	73,572	13.2

CCC	8,893	1.8	8,893	1.6

Unrated	87,559	17.6	79,310	14.2

Total	$496,402	100.0%	$558,346	100.0%

      At September 30, 2002, and December 31, 2001, the underlying pools of mortgage loans that are collateral for the Company’s CMBS bonds consisted of approximately 4,100 and 3,800 commercial mortgage loans with a total outstanding principal balance of $22.9 billion and $20.5 billion, respectively. At September 30, 2002, and December 31, 2001, 0.99% and 0.52%, respectively, of the mortgage loans in the underlying collateral pool for the Company’s CMBS bonds were over 30 days delinquent or were classified as real estate owned. The property types and the geographic composition of the underlying mortgage loans in the underlying collateral pool calculated using the outstanding principal balance at September 30, 2002, and December 31, 2001, were as follows:

	2002	2001

Property Type

Retail	32%	31%

Housing	27	27

Office	21	22

Hospitality	7	7

Industrial Real Estate	6	6

Other	7	7

Total	100%	100%

Geographic Region

West	31%	32%

Mid-Atlantic	25	24

Midwest	22	21

Southeast	17	17

Northeast	5	6

Total	100%	100%

      The Company’s yield on its CMBS bonds is based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

timing and magnitude of credit losses on the mortgage loans underlying the CMBS that are a result of the general condition of the real estate market (including competition for tenants and their related credit quality) and changes in market rental rates. The initial yield on each CMBS bond has been computed assuming an approximate 1% loss rate on its entire underlying collateral mortgage pool, with the estimated losses being assumed to occur in three equal installments in years three, six and nine. As each CMBS bond ages, the amount of losses and the expected timing of recognition of such losses will be updated, and the respective yield will be adjusted as necessary. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

      The Company acts as the directing certificate holder for the CMBS bonds, which allows the Company to approve disposition plans for individual collateral securities.

  Collateralized Debt Obligation Preferred Shares. At September 30, 2002, the Company owned preferred shares in four collateralized debt obligations (“CDOs”) secured by investment grade unsecured debt issued by various real estate investment trusts (“REITs”) and investment and non-investment grade CMBS bonds. The investment grade REIT collateral consists of debt with a cut-off balance of $1,017,553,000 and was issued by 42 REITs. The investment grade CMBS collateral consisted of CMBS bonds with a face amount of $479,021,000 issued in 39 separate CMBS transactions. The non-investment grade CMBS collateral consists of BB+, BB and BB- CMBS bonds with a face amount of $463,426,000 issued in 39 separate CMBS transactions (“CMBS Collateral”). Included in the CMBS Collateral for the CDOs are $397,872,000 of CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held by the Company, which were issued in 23 separate CMBS transactions. The preferred shares are junior in priority for payment of principal and interest to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the preferred shares will bear this loss first. At September 30, 2002, the Company’s preferred shares in the CDOs were subordinate to approximately 96% of the more senior tranches of debt issued by the CDOs.

      The Company acts as the disposition consultant with respect to three of the CDOs, which allows the Company to approve disposition plans for individual collateral securities. For these services with respect to the CDOs, the Company collects annual fees based on the outstanding collateral pool balance, and for the nine months ended September 30, 2002, this fee totaled $322,000.

  Loans

      The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers.

      At September 30, 2002 and December 31, 2001, approximately 78% and 22% and 76% and 24% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of September 30, 2002 and December 31, 2001, workout loans, or those loans in Grade 4 and 5, with a value of $14,255,000 and $15,241,000, respectively, were not accruing interest.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The property types and the geographic composition securing the commercial mortgage loan portfolio at value at September 30, 2002, and December 31, 2001, were as follows:

	2002	2001

Property Type

Office	29%	34%

Hospitality	25	25

Retail	24	21

Recreation	3	4

Other	19	16

Total	100%	100%

Geographic Region

Southeast	43%	36%

West	22	20

Mid-Atlantic	15	23

Midwest	12	16

Northeast	8	5

Total	100%	100%

  Residual Interest

      At September 30, 2002, and December 31, 2001, the residual interest consisted of the following:

	2002		2001

	Cost	Value	Cost	Value
(in thousands)
Residual interest	$68,853	$68,853	$68,853	$68,853

Residual interest spread	482	182	1,326	1,026

Total	$69,335	$69,035	$70,179	$69,879

      The residual interest primarily consists of a retained interest totaling $68,853,000 from a 1998 asset securitization whereby bonds were sold in three classes rated AAA, AA and A. The residual interest represents a right to cash flows from the underlying collateral pool of loans after these senior bond obligations are satisfied. At September 30, 2002, one class of bonds rated AAA is outstanding, totaling $21,707,000. The Company has the right to call the bonds upon a minimum of ten days notice to the bondholders. Once the bonds are fully repaid, either through the cash flows from the securitized loans or due to the Company calling the bonds, the remaining loans in the trust will be returned to the Company as payment on the residual interest.

      The Company sold $295 million of loans, and received cash proceeds, net of costs, of approximately $223 million in January 1998. The Company retained a trust certificate for its residual interest in a loan pool sold, and will receive interest income from this residual interest as well as the residual interest spread (“Residual”) from the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds. As of September 30, 2002, and December 31, 2001, the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

mortgage loan pool had an approximate weighted average stated interest rate of 9.3%. The outstanding bond classes sold had an aggregate weighted average interest rate of 6.7% and 6.6% as of September 30, 2002, and December 31, 2001, respectively.

      The Company uses a discounted cash flow methodology for determining the fair value of its retained Residual. In determining the cash flow of the Residual, the Company assumes a prepayment speed of 15% after the applicable prepayment lockout period and credit losses of 1% or approximately $1.0 million of the total principal balance of the underlying collateral throughout the life of the collateral. These assumptions result in an expected weighted average life of the bonds of 0.5 years. The value of the resulting Residual cash flows is then determined by applying a discount rate of 9% which, in the Company’s view, is commensurate with the market risk of comparable assets.

Note 4. Debt

      The Company records debt at cost. At September 30, 2002, and December 31, 2001, the Company had the following debt:

	2002		2001

	Facility	Amount	Facility	Amount
	Amount	Drawn	Amount	Drawn
(in thousands)
Notes payable and debentures:

Unsecured long-term notes payable	$694,000	$694,000	$694,000	$694,000

SBA debentures	101,800	94,500	101,800	94,500

Auction rate reset note	75,000	75,000	81,856	81,856

OPIC loan	5,700	5,700	5,700	5,700

Total notes payable and debentures	876,500	869,200	883,356	876,056

Revolving line of credit	527,500	121,500	497,500	144,750

Total	$1,404,000	$990,700	$1,380,856	$1,020,806

  Notes Payable and Debentures

      Unsecured Long-Term Notes Payable. The Company issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At September 30, 2002, the notes had remaining maturities of eight months to four years. The weighted average fixed interest rate on the notes was 7.6% at September 30, 2002, and December 31, 2001. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement.

      SBA Debentures. At September 30, 2002, and December 31, 2001, the Company had debentures payable to the SBA with terms of ten years and at fixed interest rates ranging from 5.9% to 8.2% and 2.4% to 8.2%, respectively. At September 30, 2002, the debentures had remaining maturities of two to ten years. The weighted average interest rate was 7.0% and 6.7% at September 30, 2002 and December 31, 2001, respectively. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to maturity. At September 30, 2002, the Company has a

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

commitment from the SBA to borrow up to an additional $7,300,000 above the amount outstanding. The commitment expires on September 30, 2005.

      Auction Rate Reset Note. The Company has an Auction Rate Reset Senior Note Series A that bears interest at the three-month London Interbank Offered Rate (“LIBOR”) plus 1.75%, which adjusts quarterly. Interest is due quarterly and the note matures on December 27, 2002, as amended.

      As a means to repay the note, the Company has entered into an agreement with the placement agent of this note to serve as the placement agent on a future issuance of $75.0 million of debt, equity or other securities in one or more public or private transactions. Alternatively, the Company may repay the note in cash without conducting a capital raise. If the Company chooses to repay the note in cash without conducting a capital raise, the Company will incur additional expense of approximately $3,188,000.

      Scheduled future maturities of notes payable and debentures at September 30, 2002, are as follows:

Amount Maturing
Year	(in thousands)

2002	$75,000

2003	140,000

2004	221,000

2005	179,000

2006	180,700

Thereafter	73,500

Total	$869,200

  Revolving Line of Credit

      The Company has an unsecured revolving line of credit for $527,500,000. The facility may be expanded up to $600,000,000 at the Company’s option. The facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25% or (ii) the higher of (a) the Bank of America, N.A. prime rate or (b) the Federal Funds rate plus 0.50%. The interest rate adjusts at the beginning of each new interest period, usually every thirty days. The interest rates were 3.3% and 3.2% at September 30, 2002, and December 31, 2001, respectively, and the facility requires an annual commitment fee equal to 0.25% of the committed amount. The line expires in August 2003, and may be extended under substantially similar terms for one additional year at the Company’s sole option. The line of credit requires monthly interest payments and all principal is due upon its expiration.

      The average debt outstanding on the revolving line of credit was $55,785,000 and $106,338,000 for the nine months ended September 30, 2002, and for the year ended December 31, 2001, respectively. The maximum amount borrowed under this facility and the weighted average interest rate for the nine months ended September 30, 2002, and for the year ended December 31, 2001, were $145,250,000 and $213,500,000, and 3.2% and 5.4%, respectively.

      The Company has various financial and operating covenants required by the revolving line of credit and the notes payable and debentures. These covenants require the Company to maintain

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of September 30, 2002, the Company was in compliance with these covenants.

Note 5. Preferred Stock

      Allied Investment has outstanding a total of 60,000 shares of $100 par value, 3% cumulative preferred stock and 10,000 shares of $100 par value, 4% redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3% cumulative preferred stock does not have a required redemption date. Allied Investment has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4% redeemable cumulative preferred stock has a required redemption date in June 2005.

Note 6. Shareholders’ Equity

      Sales of common stock for the nine months ended September 30, 2002, and the year ended December 31, 2001, were as follows:

	2002	2001
(in thousands)
Number of common shares	1,946	13,286

Gross proceeds	$51,800	$301,539

Less costs including underwriting fees	(1,880)	(14,651)

Net proceeds	$49,920	$286,888

      In addition, the Company issued 204,855 shares of common stock with a value of $5,157,000 to acquire one portfolio investment in a stock-for-stock exchange during 2001.

      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive days immediately prior to the dividend payment date.

      Dividend reinvestment plan activity for the nine months ended September 30, 2002, and for the year ended December 31, 2001, was as follows:

	2002	2001
(in thousands, except per share amounts)
Shares issued	203	271

Average price per share	$23.12	$23.32

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 7. Earnings Per Common Share

      Earnings per common share for the three and nine months ended September 30, 2002, and 2001, were as follows:

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,

	2002	2001	2002	2001
(in thousands, except per share amounts)
Net increase in net assets resulting from operations	$45,520	$59,703	$174,935	$157,837

Less preferred stock dividends	(55)	(55)	(165)	(165)

Income available to common shareholders	$45,465	$59,648	$174,770	$157,672

Basic shares outstanding	102,327	92,903	101,329	89,282

Dilutive options outstanding to officers	975	1,682	1,711	1,582

Diluted shares outstanding	103,302	94,585	103,040	90,864

Basic earnings per common share	$0.44	$0.64	$1.73	$1.77

Diluted earnings per common share	$0.44	$0.63	$1.70	$1.74

Note 8. Dividends and Distributions

      The Company’s Board of Directors declared and the Company paid dividends of $0.53, $0.55 and $0.56 per common share for the first, second and third quarters of 2002, respectively. The dividends totaled $57,340,000 and $166,823,000 for the three and nine months ended September 30, 2002, respectively. The Company’s Board of Directors also declared a dividend of $0.56 per common share for the fourth quarter of 2002.

Note 9. Supplemental Disclosure of Cash Flow Information

      For the nine months ended September 30, 2002, and 2001, the Company paid $40,565,000 and $36,867,000, respectively, for interest. For the nine months ended September 30, 2002, and 2001, the Company’s non-cash financing activities totaled $7,077,000 and $9,338,000, respectively, and includes stock option exercises and dividend reinvestment.

Note 10. Hedging Activities

      The Company invests in CMBS bonds, which are purchased at prices that are based on the 10-year Treasury rate. The Company has entered into transactions with two financial institutions to hedge against movement in Treasury rates on certain of the BB+, BB and BB- rate CMBS bonds. These transactions involved the Company receiving the proceeds from the sale of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Hedging Activities, continued

the then current market price. Borrowed Treasury securities as of September 30, 2002, and December 31, 2001, consisted of the following:

	September 30, 2002		December 31, 2001
(in thousands)
Description of Issue	Cost	Value	Cost	Value

10-year Treasury, due August 2011	$—	$—	$19,175	$17,989

10-year Treasury, due August 2011	—	—	5,693	5,656

10-year Treasury, due August 2011	—	—	23,636	23,618

10-year Treasury, due February 2012	2,628	2,888	—	—

10-year Treasury, due February 2012	25,271	28,662	—	—

10-year Treasury, due February 2012	18,765	20,664	—	—

	$46,664	$52,214	$48,504	$47,263

      Obligations to replenish borrowed Treasury securities as of September 30, 2002 and December 31, 2001 were $52,214,000 and $47,263,000 respectively, and are recorded as other liabilities. As of September 30, 2002, the total obligations on the hedge had increased since the original sale date due to changes in the yield on the borrowed Treasury securities, resulting in unrealized depreciation on the obligations of $5,550,000. The net proceeds related to the sales of the borrowed Treasury securities of $46,664,000 and $48,504,000 have been included in other assets at September 30, 2002 and December 31, 2001, respectively. Under the terms of the transactions, the Company has provided additional cash collateral of $5,026,000 at September 30, 2002 for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities on the weekly settlement date. The cash collateral has been included in other assets in the accompanying consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11. Financial Highlights

	At and for the
	Nine Months Ended
	September 30,		At and for the Years Ended December 31,

	2002(5)	2001(5)	2001	2000	1999	1998	1997

	(unaudited)

Per Common Share Data

Net asset value, beginning of period	$13.57	$12.11	$12.11	$10.20	$8.79	$8.07	$8.34

Net investment income before income tax benefit (expense) and net realized and unrealized gains(1)	1.38	1.39	1.92	1.53	1.18	1.06	0.94

Income tax benefit (expense)(1)	(0.01)	—	0.01	—	—	(0.01)	(0.03)

Net realized and unrealized gains(1)	0.33	0.35	0.23	0.41	0.46	0.45	0.36

Minority interests(1)	—	—	—	—	—	—	(0.03)

Net increase in net assets resulting from operations	1.70	1.74	2.16	1.94	1.64	1.50	1.24

Net decrease in net assets from shareholder distributions(2)	(1.64)	(1.50)	(2.01)	(1.82)	(1.60)	(1.43)	(1.71)

Net increase in net assets from capital share transactions	0.32	1.07	1.31	1.79	1.37	0.65	0.20

Net asset value, end of period	$13.95	$13.42	$13.57	$12.11	$10.20	$8.79	$8.07

Market value, end of period	$21.89	$22.75	$26.00	$20.88	$18.31	$17.31	$22.25

Total return	(10)%	16%	36%	25%	15%	(16)%	77%

Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)

Ending net assets	$1,429,049	$1,300,237	$1,352,123	$1,029,692	$667,513	$491,358	$420,060

Common shares outstanding at end of period(3)	102,468	96,921	99,607	85,057	65,414	55,919	52,047

Diluted weighted average shares outstanding	103,040	90,864	93,003	73,472	60,044	51,974	49,251

Employee and administrative expenses/ average net assets	2.67%	2.85%	3.80%	4.98%	6.25%	7.09%	4.66%

Total expenses/average net assets(4)	6.42%	7.06%	9.31%	11.88%	12.44%	11.86%	12.43%

Net investment income/ average net assets(4)	10.11%	11.07%	15.15%	13.55%	12.61%	12.72%	11.15%

Portfolio turnover rate	13.97%	9.27%	10.04%	28.92%	34.19%	63.53%	42.72%

Average debt outstanding	$927,270	$821,900	$847,121	$707,400	$461,500	$261,300	$336,800

Average debt per share	$9.00	$9.05	$9.11	$9.63	$7.69	$5.03	$6.84

(1)	Based on diluted weighted average number of shares outstanding for the period.

(2)	For the year ended December 31, 1997, shareholder distributions included $0.51 of merger-related dividends.

(3)	Excludes 234,977, 516,779 and 810,456 common shares held in the deferred compensation trust at or for the years ended December 31, 2000, 1999, and 1998, respectively.

(4)	For the purpose of calculating the ratios, total expenses and net investment income for the year ended December 31, 1997 exclude merger expenses of $5,159,000.

(5)	The results for the nine months ended September 30, 2002 and 2001, respectively, are not necessarily indicative of the operating results to be expected for the full year.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 12. Litigation

      A series of class action lawsuits had been filed in the United States District Court for the Southern District of New York against the Company, certain of its directors and officers and its former independent auditors, Arthur Andersen LLP, with respect to alleged violations of the securities laws. These lawsuits alleged violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, specifically they alleged, among other things, that the Company purportedly misstated the value of certain portfolio investments in its financial statements, which allegedly resulted in the purchase of its common stock by purported class members at artificially inflated prices. Several of the complaints also alleged state law claims for common law fraud. The complaints sought compensatory and other damages, and costs and expenses associated with the litigation. The lawsuits have been consolidated into a single proceeding captioned In re Allied Capital Corp. Securities Litigation, 02 CV 3812. The consolidated complaint does not include Arthur Andersen LLP as a named defendant or assert any state law claims against the named defendants. The Company believes that the lawsuit is without merit, and it intends to defend the lawsuit vigorously. While the Company does not expect these matters to materially affect its financial condition or results of operations, there can be no assurance as to whether any such pending litigation will have a material adverse effect on its financial condition or results of operations in any future reporting period.

      The Company also is party to certain other lawsuits in the normal course of business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

PROSPECTUS

$300,000,000

Common Stock
Preferred Stock
Debt Securities

We are an internally managed closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing primarily in private companies in a variety of industries throughout the United States. No assurances can be given that we will continue to achieve our objective.

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about us. The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference herein and other information about us.

We may offer, from time to time, up to $300,000,000 of our common stock, preferred stock, or debt securities in one or more offerings. All shares of common stock, preferred stock, and debt securities that are offered under this prospectus are collectively referred to herein as the “Securities.”

Also, shares of our common stock may be offered from time to time by certain of our shareholders. Any selling shareholder will be identified, and the number of shares to be offered by such shareholder will be set forth in a supplement to this prospectus.

The Securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the case of common stock offered by us, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” As of October 18, 2002, the last reported sale price on the New York Stock Exchange for the common stock was $21.87.

You should review the information, including the risk of leverage, set forth under “Risk Factors” on page 9 of this prospectus before investing in the Securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representations to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of Securities unless accompanied by a prospectus supplement.

October 21, 2002

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

      This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using a “shelf” registration process. Under the shelf registration process, we may offer any combination of the securities described in this prospectus in one or more offerings with a total offering price of up to $300,000,000. The common stock offered in this prospectus may, subject to certain conditions, also be offered and sold from time to time under this prospectus by certain of our current shareholders. This prospectus provides you with a general description of securities we or a selling shareholder may offer. Each time we or a selling shareholder use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” and “Risk Factors” before you make an investment decision.

(i)

PROSPECTUS SUMMARY

      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

      In this prospectus or any accompanying prospectus supplement, unless otherwise indicated,“Allied Capital”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.

BUSINESS (Page 55)

      We are a business development company that participates in the private equity market. We generally invest in illiquid securities through privately negotiated transactions. We provide long-term debt and equity investment capital to support the expansion of primarily private companies in a variety of industries. We have been investing in businesses for over 40 years and have financed thousands of companies nationwide. Our investment activity is generally focused in two areas:

•	private finance, and

•	commercial real estate finance, primarily in non-investment grade commercial mortgage-backed securities.

Our investment portfolio generally includes:

•	long-term unsecured loans with or without equity features known as mezzanine financing,

•	equity investments in companies, which may or may not constitute a controlling equity interest,

•	non-investment grade commercial mortgage-backed securities, and

•	commercial mortgage loans.

      We identify loans and investments through our numerous relationships with:

•	mezzanine and private equity investors,

•	investment banks, and

•	other intermediaries, including professional services firms.

Our credit and investment approval process is centralized at our headquarters in Washington, DC.

      Our tax structure generally allows us to “pass-through” our income to our shareholders through dividends without the imposition of a corporate level of taxation, if certain requirements are met. See “Tax Status.”

      We are an internally managed diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act. Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing primarily in private businesses in a variety of industries throughout the United States.

      As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. A business development company is required to invest at least 70% of its assets in eligible portfolio companies, which includes private or thinly traded public, U.S.-based entities. A business development company must also maintain a coverage ratio of assets to senior securities of at least 200%. See “Certain Government Regulations.”

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006 and our telephone number is (202) 331-1112. In addition, we have regional offices in New York and Chicago and we also have an office in Frankfurt, Germany.

      Our Internet website address is www.alliedcapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.”

      During the third quarter ended September 30, 2002, private finance new investment activity totaled approximately $148 million, including loans, debt securities, and equity interests.

VALUATION OF PORTFOLIO

INVESTMENTS (Page 77)

      Our portfolio investments are generally recorded at fair value as determined in good faith by our board of directors in absence of readily ascertainable public market values.

      At June 30, 2002, approximately 93% of our total assets represented investments recorded at fair value. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our board of directors on a quarterly basis. Since there is typically no readily ascertainable market value for the investments in our portfolio, our board of directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate. Without a readily ascertainable market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      We adjust quarterly the valuation of our portfolio to reflect the board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as “Net unrealized gains (losses).”

PLAN OF DISTRIBUTION (Page 107)

      We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering.

      Also, shares of our common stock may be offered from time to time by certain of our shareholders. Any selling shareholder will be identified, and the number of shares to be offered by such shareholder will be set forth in a supplement to this prospectus.

      Securities may be offered at prices and on terms described in one or more supplements to this prospectus. In the case of the offering of common stock by us, the offering price per share less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

      Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us or the selling shareholders, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

      We and the selling shareholders, if any, may not sell Securities without delivering a prospectus supplement describing the method and terms of the offering of our Securities.

USE OF PROCEEDS (Page 16)

      Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling Securities for general corporate purposes, which include investments in the debt or equity securities of primarily private companies or non-investment grade commercial mortgage-backed securities, repayment of indebtedness, acquisitions and other general corporate purposes.

      We will not receive any proceeds from the sale of our common stock by any selling shareholder.

DISTRIBUTIONS (Page 17)

      We intend to pay quarterly dividends to holders of our common stock. The amount of our quarterly dividends is determined by our board of directors. Other types of Securities will likely pay distributions in accordance with their terms.

DIVIDEND REINVESTMENT PLAN (Page 102)

      We maintain a dividend reinvestment plan for our common shareholders. Effective May 1, 2002, we converted from an “opt out” to an “opt in” dividend reinvestment plan. As a result, if our board of directors declares a dividend, then our new shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends. New shareholders must notify our transfer agent in writing if they wish to enroll in the dividend reinvestment plan. Existing dividend reinvestment plan accounts will not be affected by this amendment.

RISK FACTORS (Page 9)

      Investment in our Securities involves certain risks relating to our business and our investment objective that you should consider before purchasing our Securities.

      As a business development company, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation would be significantly less than the current value of such investments.

      An economic slowdown may affect the ability of a portfolio company to engage in a liquidity event. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200% which may affect returns to shareholders. We borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities.

      A large number of entities and individuals compete for the same kind of investment opportunities as we do. Our business of making private equity investments may be affected by current and future market conditions. The absence of an active senior lending environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow.

      We may not be able to pay dividends and the loss of pass-through tax treatment could have a material adverse effect on our total return, if any.

      Also, we are subject to certain risks associated with valuing our portfolio, investing in non-investment grade commercial mortgage-backed securities, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

      Our common stock price may be volatile due to market factors that may be beyond our control.

CERTAIN ANTI-TAKEOVER

PROVISIONS (Page 104)

      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for Allied Capital. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

LEGAL PROCEEDINGS (Page 68)

      A series of class action lawsuits have been filed in the United States District Court for the Southern District of New York against us, certain of our directors and officers and our former independent auditors, Arthur Andersen LLP, with respect to alleged violations of the securities laws. These lawsuits allege violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, specifically they allege, among other things, that we purportedly misstated the value of certain portfolio investments in our financial statements, which allegedly resulted in the purchase of our common stock by purported class members at artificially inflated prices. Several of the complaints also allege state law claims for common law fraud. The complaints seek compensatory and other damages, and costs and expenses associated with the litigation. The lawsuits have been consolidated into a single proceeding captioned In re Allied Capital Corp. Securities Litigation, 02 CV 3812. We believe that the lawsuit is without merit, and we intend to defend the lawsuit vigorously. While we do not expect these matters to materially affect our financial condition or results of operations, there can be no assurance as to whether any such pending litigation will have a material adverse effect on our financial condition or results of operations in any future reporting period.

FEES AND EXPENSES

     This table describes the various costs and expenses that an investor in our Securities will bear directly or indirectly.

Shareholder Transaction Expenses

Sales load (as a percentage of offering price)(1)	—%

Dividend reinvestment plan fees(2)	None

Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)

Operating expenses(4)	3.6%

Interest payments on borrowed funds(5)	5.1%

Total annual expenses(6)	8.7%

(1)	In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We have no cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases or sales, if any. See “Dividend Reinvestment Plan.”

(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities and preferred stock) at June 30, 2002.

(4)	“Operating expenses” represent our estimated operating expenses for the year ending December 31, 2002 excluding interest on indebtedness. This percentage for the year ended December 31, 2001 was 3.8%.

(5)	The “Interest payments on borrowed funds” represents our estimated interest expenses for the year ending December 31, 2002. We had outstanding borrowings of $1,009.0 million at June 30, 2002. This percentage for the year ended December 31, 2001 was 5.5%. See “Risk Factors.”

(6)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “Total annual expenses” would be 4.9% of consolidated total assets.

Example

     The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$87	$261	$436	$876

     Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See “Dividend Reinvestment Plan.”

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

     You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 has been derived from our financial statements that were audited by Arthur Andersen LLP. For important information about Arthur Andersen LLP, see the section entitled “Notice Regarding Arthur Andersen LLP.” Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended June 30, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 18 for more information.

	Six Months
	Ended June 30,		Year Ended December 31,

(in thousands,	2002	2001	2001	2000	1999	1998	1997
except per share data)

	(unaudited)

Operating Data:

Interest and related portfolio income:

Interest and dividends	$127,665	$113,699	$240,464	$182,307	$121,112	$80,281	$86,882

Premiums from loan dispositions	1,659	1,731	2,504	16,138	14,284	5,949	7,277

Post-merger gain on securitization of commercial mortgage loans	—	—	—	—	—	14,812	—

Fees and other income	26,260	18,380	46,142	13,144	5,744	5,696	3,246

Total interest and related portfolio income	155,584	133,810	289,110	211,589	141,140	106,738	97,405

Expenses:

Interest	34,984	31,881	65,104	57,412	34,860	20,694	26,952

Employee	16,309	14,056	29,656	26,025	22,889	18,878	10,258

Administrative	7,861	6,027	15,299	15,435	12,350	11,921	8,970

Merger	—	—	—	—	—	—	5,159

Total operating expenses	59,154	51,964	110,059	98,872	70,099	51,493	51,339

Net investment income before income tax benefit (expense) and net realized and unrealized gains	96,430	81,846	179,051	112,717	71,041	55,245	46,066

Income tax benefit (expense)	—	—	412	—	—	(787)	(1,444)

Net investment income before net realized and unrealized gains	96,430	81,846	179,463	112,717	71,041	54,458	44,622

Net realized and unrealized gains:

Net realized gains	8,850	4,991	661	15,523	25,391	22,541	10,704

Net unrealized gains	24,135	11,297	20,603	14,861	2,138	1,079	7,209

Total net realized and unrealized gains	32,985	16,288	21,264	30,384	27,529	23,620	17,913

Income before minority interests	129,415	98,134	200,727	143,101	98,570	78,078	62,535

Minority interests	—	—	—	—	—	—	1,231

Net increase in net assets resulting from operations	$129,415	$98,134	$200,727	$143,101	$98,570	$78,078	$61,304

Per Share:

Diluted earnings per common share	$1.26	$1.10	$2.16	$1.94	$1.64	$1.50	$1.24

Dividends per common share(1)	$1.08	$0.99	$2.01	$1.82	$1.60	$1.43	$1.20

Weighted average common shares outstanding – diluted(2)	102,900	88,966	93,003	73,472	60,044	51,974	49,251

	At June 30,	At December 31,

(in thousands,	2002	2001	2000	1999	1998	1997
except per share data)

	(unaudited)

Balance Sheet Data:

Portfolio at value	$2,380,969	$2,329,590	$1,788,001	$1,228,497	$807,119	$703,331

Portfolio at cost	2,305,252	2,286,602	1,765,895	1,222,901	803,479	697,030

Total assets	2,568,616	2,460,713	1,853,817	1,290,038	856,079	807,775

Total debt outstanding(3)	1,008,950	1,020,806	786,648	592,850	334,350	347,663

Preferred stock issued to Small Business Administration(3)	7,000	7,000	7,000	7,000	7,000	7,000

Shareholders’ equity	1,434,453	1,352,123	1,029,692	667,513	491,358	420,060

Shareholders’ equity per common share (net asset value)	$14.02	$13.57	$12.11	$10.20	$8.79	$8.07

Common shares outstanding at period end(2)	102,296	99,607	85,057	65,414	55,919	52,047

	Six Months
	Ended June 30,		Year Ended December 31,

	2002	2001	2001	2000	1999	1998	1997

	(unaudited)

Other Data:

Investments funded	$195,455	$299,843	$680,329	$901,545	$751,871	$524,530	$364,942

Repayments	67,017	42,544	74,461	111,031	139,561	138,081	233,005

Sales	126,280	74,648	129,980	280,244	198,368	81,013	53,912

Realized gains	15,429	6,596	10,107	28,604	31,536	25,757	15,804

Realized losses	(6,579)	(1,605)	(9,446)	(13,081)	(6,145)	(3,216)	(5,100)

Return on average assets(4)	—	—	9.4%	9.1%	9.2%	10.1%	7.9%

Return on average equity(4)	—	—	17.0%	17.2%	17.5%	18.0%	14.8%

(1)	Distributions are based on taxable income, which differs from income for financial reporting purposes. Dividends for 1997 exclude certain merger-related dividends of $0.51 per common share.

(2)	Excludes 234,977, 516,779 and 810,456 common shares held in the deferred compensation trust at and for the years ended December 31, 2000, 1999, and 1998, respectively.

(3)	See “Senior Securities” on page 51 for more information regarding our level of indebtedness.

(4)	Return on average assets and return on average equity are only presented on an annual basis as interim period calculations may not be meaningful due to quarterly fluctuations in net increase in net assets from operations.

	2002		2001				2000

(in thousands,	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
except per share data)
Quarterly Data (unaudited):

Total interest and related portfolio income	$73,193	$82,391	$82,666	$72,634	$68,739	$65,071	$61,735	$55,992	$49,965	$43,897

Net investment income before net realized and unrealized gains	42,561	53,869	53,016	44,189	42,118	39,728	34,725	30,719	24,700	22,573

Net increase in net assets resulting from operations	73,454	55,961	42,890	59,703	46,106	52,028	42,281	36,449	34,790	29,581

Diluted earnings per common share	0.71	0.55	0.43	0.63	0.51	0.60	0.52	0.48	0.50	0.45

Dividends declared per common share	0.55	0.53	0.51	0.51	0.50	0.49	0.46	0.46	0.45	0.45

Net asset value per common share(1)	14.02	13.71	13.57	13.42	12.79	12.26	12.11	11.56	10.96	10.44

(1)	We determine net asset value per common share as of the last day of the quarter. The net asset values shown are based on outstanding shares at the end of each period, excluding common shares held in our deferred compensation trust.

WHERE YOU CAN FIND

ADDITIONAL INFORMATION

      We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the SEC at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the SEC at prescribed rates.

      We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can inspect our SEC filings, without charge, at the public reference facilities of the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov that contains our SEC filings. You can also obtain copies of these materials from the public reference section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the SEC at (800) SEC-0330 for further information on the public reference room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549-0102. You can also inspect reports and other information we file at the offices of the New York Stock Exchange, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

RISK FACTORS

      Investing in Allied Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Securities.

      Investing in private companies involves a high degree of risk. Our portfolio consists of primarily long-term loans to and investments in private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. In addition, some smaller businesses have narrower product lines and market shares than their competition, and may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.

      Our portfolio of investments is illiquid. We generally acquire our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are typically subject to restrictions on resale or otherwise have no established trading market. We typically exit our investments when the portfolio company has a liquidity event such as a sale, recapitalization or initial public offering of the company. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation would be significantly less than the current value of such investments.

      Substantially all of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty regarding the value of our portfolio investments. At June 30, 2002, approximately 93% of our total assets represented investments recorded at fair value. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our board of directors on a quarterly basis. Since there is typically no readily ascertainable market value for the investments in our portfolio, our board of directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our security has also appreciated in value, where appropriate. Without a readily ascertainable market value and because of the inherent uncertainty of valuation, fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      We adjust quarterly the valuation of our portfolio to reflect the board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as “Net unrealized gains (losses).”

      Economic recessions or downturns could impair our portfolio companies and harm our operating results. Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to engage in a liquidity event. Our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets.

      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of gains realized on our investments.

      Our borrowers may default on their payments, which may have an effect on our financial performance. We make long-term unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

      Our private finance investments may not produce current returns or capital gains. Private finance investments are typically structured as debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants or options. As a result, private finance investments are generally structured to generate interest income from the time they are made, and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.

      Our financial results could be negatively affected if Business Loan Express fails to perform as expected. Business Loan Express, Inc. is our largest portfolio investment. Our financial results could be negatively affected if Business Loan Express, as a portfolio company, fails to perform as expected or if government funding for, or regulations related to the Small Business Administration 7(a) Guaranteed Loan Program change. At June 30, 2002, the investment totaled $251.9 million at value, or 9.8% of total assets.

      In addition, as controlling shareholder of Business Loan Express, we have provided an unconditional guaranty to Business Loan Express’ senior credit facility lenders in an amount equal to 50% of Business Loan Express’ total obligations on its $124.0 million revolving credit facility. The amount we have guaranteed at June 30, 2002, was $48.1 million. This guaranty can only be called in the event of a default by Business Loan Express. We have also provided two standby letters of credit in connection with two term loan securitization transactions completed by Business Loan Express in the second quarter of 2002 totaling $10.6 million.

      Investments in non-investment grade commercial mortgage-backed securities may be illiquid, may have a higher risk of default and may not produce current returns. The commercial mortgage-backed securities in which we invest are not investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Non-investment grade commercial mortgage-backed securities tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities usually provide a higher yield than do investment-grade securities, but with the higher return comes greater risk of default. Economic recessions or downturns may cause defaults or losses on collateral securing these securities to increase. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured.

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200% which may affect returns to shareholders. We must maintain asset coverage for total borrowings of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of June 30, 2002, our asset coverage for senior indebtedness was 256%.

      We borrow money which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We borrow from, and issue senior debt securities to, banks, insurance companies and other lenders. Lenders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

      At June 30, 2002, we had $1,009.0 million of outstanding indebtedness, bearing a weighted average annual interest cost of 7.2%. In order for us to cover these annual interest payments on indebtedness, we must achieve annual returns on our assets of at least 2.8%.

      Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $2,568.6 million in total assets,

(ii) an average cost of funds of 7.2%, (iii) $1,009.0 million in debt outstanding and (iv) $1,434.5 million of shareholders’ equity.

Assumed Return on Our Portfolio

(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to shareholder	-40.8%	-23.0%	-14.0%	-5.1%	3.9%	12.8%	30.7%

      Changes in interest rates may affect our cost of capital and net investment income. Because we borrow money to make investments, our net investment income before net realized and unrealized gains or losses, or net investment income, is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of sharply rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our short-term credit facilities as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected the net increase in net assets resulting from operations, or net income, by less than 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

      We will continue to need additional capital to grow because we must distribute our income. We will continue to need capital to fund incremental growth in our investments. Historically, we have borrowed from financial institutions and have issued equity securities. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our taxable ordinary income, which excludes net realized long-term capital gains, to our shareholders to maintain our regulated investment company status. As a result, such earnings will not be available to fund investment originations. We expect to continue to borrow from financial institutions and sell additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of our common stock. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

      Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends. We have operated so as to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. If we meet source of income, diversification and distribution requirements, we will qualify for effective pass-

through tax treatment. We would cease to qualify for such pass-through tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax.

      There is a risk that you may not receive dividends or distributions. We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our credit facilities limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. In addition, in accordance with accounting principles generally accepted in the United States of America and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest which represents contractual interest added to the loan balance that becomes due at the end of the loan term. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment, and are separately included in the change in accrued or reinvested interest and dividends in our consolidated statement of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our income to maintain our status as a regulated investment company.

      We operate in a competitive market for investment opportunities. We compete for investments with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of our competitors have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      We depend on key personnel. We depend on the continued services of our executive officers and other key management personnel. If we were to lose any of these officers or other management personnel, such a loss could result in inefficiencies in our operations and lost business opportunities.

      Changes in the law or regulations that govern us could have a material impact on us or our operations. We are regulated by the SEC and the Small Business Administration. In addition, changes in the laws or regulations that govern business development companies, regulated investment companies, real estate investment trusts, and small business investment companies may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on us or our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change.

      Results may fluctuate and may not be indicative of future performance. Our operating results will fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.

      Our common stock price may be volatile. The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in regulatory policies or tax guidelines with respect to business development companies or regulated investment companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

      Recently, the trading price of our common stock has been volatile. Due to the continued potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business. For information about current securities class action lawsuits filed against us, see “Business — Legal Proceedings.”

Disclosure Regarding Forward-Looking Statements

      Information contained or incorporated by reference in this prospectus, and the accompanying prospectus supplement, if any, may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations or similar words or phrases. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus, and the accompanying prospectus supplement, if any, and in any exhibits to the registration statement of which this prospectus, and the accompanying prospectus supplement, if any, is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for debt and equity capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or any accompanying supplement to this prospectus.

USE OF PROCEEDS

      Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling our Securities for general corporate purposes, which include investment in the debt or equity securities of primarily private companies or non-investment grade commercial mortgage-backed securities, repayment of indebtedness, acquisitions and other general corporate purposes. We typically raise new equity when we have attractive investment opportunities.

      We anticipate that substantially all of the net proceeds of any offering of our Securities will be used, as described above, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of our Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

      We will not receive any of the proceeds from the sale of our common stock by any selling shareholder.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The following table lists the high and low closing sales prices for our common stock, the closing sales price as a percentage of net asset value (NAV) and quarterly dividends per share. On October 18, 2002, the last reported closing sale price of the common stock was $21.87 per share.

		Closing Sale		Premium	Premium
		Price(2)		of High	of Low
				Sales Price	Sales Price	Declared
	NAV(1)	High	Low	to NAV	to NAV	Dividends

Year ended December 31, 2000

First Quarter	$10.44	$19.69	$16.06	189%	154%	$0.45

Second Quarter	10.96	18.69	16.56	171	151	0.45

Third Quarter	11.56	21.13	17.44	183	151	0.46

Fourth Quarter	12.11	21.38	18.50	177	153	0.46
Year ended December 31, 2001

First Quarter	$12.26	$24.44	$20.13	199%	164%	$0.49

Second Quarter	12.79	25.40	19.57	199	153	0.50

Third Quarter	13.42	24.83	21.50	185	160	0.51

Fourth Quarter	13.57	26.00	21.57	192	159	0.51
Year ending December 31, 2002

First Quarter	$13.71	$28.93	$25.84	211%	188%	$0.53

Second Quarter	14.02	27.66	20.88	197	149	0.55

Third Quarter	*	24.49	18.90	—	—	0.56

Fourth Quarter (through October 18, 2002)	*	21.87	18.90	—	—	0.56

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Prior to June 6, 2001, our common stock was traded on the Nasdaq National Market under the symbol “ALLC.” The closing sale prices listed are as reflected on the respective exchanges for the periods presented.

*	Net asset value has not yet been calculated for this period.

     Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that we will maintain a premium to net asset value.

      We intend to pay quarterly dividends to shareholders of our common stock. The amount of our quarterly dividends is determined by our board of directors. Our board of directors has established a dividend policy to review the dividend rate quarterly, and may adjust the quarterly dividend rate throughout the year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Equity Capital and Dividends” and “Tax Status.” We cannot assure that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our credit facilities limit our ability to declare dividends if we default under certain provisions.

      We maintain a dividend reinvestment plan for our common shareholders. Effective May 1, 2002, we converted from an “opt out” to an “opt in” dividend reinvestment plan. As a result, if our board of directors declares a dividend, then our new shareholders will receive cash dividends, unless they specifically “opt in” to the dividend reinvestment plan to reinvest their dividends and receive additional shares of common stock. Existing dividend reinvestment plan accounts will not be affected by this amendment. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The information contained in this section should be read in conjunction with our selected condensed consolidated financial data and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio company, and the financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by accounting principles generally accepted in the United States of America.

OVERVIEW

      We are a business development company that provides long-term debt and equity investment capital to support the expansion of companies in a variety of industries. Our lending and investment activity is generally focused in private finance and commercial real estate finance, primarily in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS. Our private finance activity principally involves providing financing through privately negotiated long-term debt and equity investment capital. Our private financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and bridge financings. We generally invest in private companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable.

      Our portfolio composition at June 30, 2002 and December 31, 2001, 2000 and 1999 was as follows:

		At
	At	December 31,
	June 30,
	2002	2001	2000	1999

Private Finance	69%	68%	72%	53%

Commercial Real Estate Finance	31%	32%	28%	42%

Small Business Finance	—%	—%	—%	5%
      Our earnings depend primarily on the level of interest and related portfolio income, fee income and net realized and unrealized gains or losses earned on our investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory and competitive factors that influence new investment activity, the amount of loans for which interest is not accruing and our ability to secure debt and equity capital for our investment activities.

PORTFOLIO AND INVESTMENT ACTIVITY

      Total portfolio investment activity and yields at and for the six months ended June 30, 2002 and 2001 and at and for the years ended December 31, 2001, 2000 and 1999 were as follows:

	At and for the
	Six Months		At and for the Years
	Ended June 30,		Ended December 31,

	2002	2001	2001	2000	1999
($ in millions)

	(unaudited)

Portfolio at value	$2,381.0	$2,000.6	$2,329.6	$1,788.0	$1,228.5

Investments funded	$195.5	$299.8	$680.3	$901.5	$751.9

Change in accrued or reinvested interest and dividends	$19.5	$25.5	$51.6	$32.2	$12.8

Repayments	$67.0	$42.5	$74.5	$111.0	$139.6

Sales	$126.3	$74.6	$130.0	$280.2	$198.4

Yield*	13.8%	14.2%	14.3%	14.1%	13.0%

*	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance

      The private finance portfolio, investment activity and yields at and for the six months ended June 30, 2002 and 2001 and at and for the years ended December 31, 2001, 2000 and 1999 were as follows:

	At and for the
	Six Months		At and for the Years Ended
	Ended June 30,		December 31,

	2002	2001	2001	2000	1999
($ in millions)

	(unaudited)

Portfolio at value:

Loans and debt securities	$1,050.8	$1,044.5	$1,107.9	$966.3	$559.7

Equity interests	584.5	360.9	487.2	316.2	87.3

Total portfolio	$1,635.3	$1,405.4	$1,595.1	$1,282.5	$647.0

Investments funded	$69.8	$113.9	$287.7	$600.9	$346.7

Change in accrued or reinvested interest and dividends	$19.1	$24.4	$48.9	$31.8	$10.1

Repayments	$56.0	$23.1	$43.8	$75.7	$83.2

Yield*	13.9%	14.6%	14.8%	14.6%	14.2%

*	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

     Private finance new investment activity across the industry slowed during 2001, largely due to a lack of available senior debt capital and the state of the economy in general. We believe the level of merger and acquisition activity throughout the U.S. has continued to be depressed into 2002, and we have seen fewer opportunities for mezzanine or equity investment in the first six months of 2002 as compared to 2001. We believe the environment for private finance investing appears to be improving and, although the merger and acquisition environment remains slow, we are seeing more new investment opportunities related to recapitalization and growth financings. In the third quarter of 2002, we have completed two financings totaling $51 million to date. We are also beginning to see increasing activity within our own portfolio as there are several companies in the private finance portfolio that are in the process of exploring sale, initial public offering or recapitalization events. This means that we may see opportunities to continue our involvement with some of these companies by financing the buyout or recapitalization transactions. This activity could also result in additional potential realized or unrealized gains for the remainder of 2002 and into 2003.

      Investments funded during the six month period ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999 consisted of the following:

	Loans and	Equity
	Debt Securities	Interests	Total
($ in thousands)
For the six months ended June 30, 2002(1)

Companies more than 25% owned	$15,962	$3,759	$19,721

Companies 5% to 25% owned	7,494	7,046	14,540

Companies less than 5% owned	34,023	1,506	35,529

Total	$57,479	$12,311	$69,790

For the year ended December 31, 2001(1)

Companies more than 25% owned	$47,860	$78,260	$126,120

Companies 5% to 25% owned	8,203	3,721	11,924

Companies less than 5% owned	142,144	7,548	149,692

Total	$198,207	$89,529	$287,736

For the year ended December 31, 2000(1)

Companies more than 25% owned	$10,807	$111,457	$122,264

Companies 5% to 25% owned	115,594	41,925	157,519

Companies less than 5% owned	294,969	26,108	321,077

Total	$421,370	$179,490	$600,860

For the year ended December 31, 1999(1)

Companies more than 25% owned	$—	$3,750	$3,750

Companies 5% to 25% owned	2,103	—	2,103

Companies less than 5% owned	318,097	22,700	340,797

Total	$320,200	$26,450	$346,650

(1)	The private finance portfolio is presented in three categories—companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and therefore are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company.

     At June 30, 2002, we had outstanding funding commitments of $69.0 million to portfolio companies, including $31.6 million committed to private venture capital funds.

      We fund new investments using cash, through the issuance of our common equity, the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security, in lieu of receiving such interest in cash and providing a subsequent growth investment.

      We may acquire more than 50% of the common stock of a company in a control buyout transaction. Control investments are generally structured such that we earn a current return through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common stock, and management or transaction services fees to compensate us for the managerial assistance that we provide to a controlled portfolio company. In some cases for companies that are more than 50% owned, we may not accrue interest on loans and debt securities if such company is in need of additional capital and, therefore, we may defer current debt service. Our most significant investments acquired through control buyout transactions at June 30, 2002 were The Hillman Companies, Inc., (formerly SunSource, Inc.), acquired in 2001, Business Loan Express, Inc., acquired in 2000 and WyoTech Acquisition Corporation, acquired in 1998.

      The Hillman Companies, Inc. During 2001, we acquired 93.2% of the common equity of SunSource, Inc. for $71.5 million in cash. Subsequently, SunSource completed the sale of its STS business unit and distributed $16.5 million in cash to us, reducing our common stock cost basis to $57.2 million at December 31, 2001. As part of the STS sale, we invested $3.2 million in the new STS. During the third quarter of 2001, we received fees from SunSource of $2.8 million related to transaction assistance for the SunSource sale and STS sale, and $1.6 million for the syndication of SunSource’s senior credit facilities. In addition, we realized a gain of $2.5 million from the sale of warrants prior to the buyout transaction. During the first quarter of 2002, SunSource changed its name to The Hillman Companies, Inc., also referred to as Hillman. At June 30, 2002, our investment in Hillman totaled $131.0 million at value, or 5% of total assets. The value of our investment in Hillman increased by $32.8 million during the second quarter of 2002 as discussed below.

      Hillman is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage and other small hardware components and operates in multiple channels of the retail marketplace such as hardware stores, national and regional home centers and mass merchants. Hillman has certain patent-protected products including key duplication technology that is important to its business. Hillman’s primary operations are located in Cincinnati, Ohio.

      For the six months ended June 30, 2002, Hillman had total revenue of $139 million, earnings before interest, taxes, depreciation, amortization and management fees, or EBITDAM, of $23 million, and profits before taxes of $3 million. Hillman is above plan for the year and as of June 30, 2002, is projected to achieve revenues of approximately $276 million, EBITDAM of approximately $50 million, and profits before taxes of approximately $7 million for the year ending December 31, 2002. Hillman had total assets of $360 million and total debt of $141 million at June 30, 2002. Hillman is current on all of its debt obligations and is in compliance with all debt covenants.

      Business Loan Express, Inc. On December 31, 2000, we acquired 94.9% of BLC Financial Services, Inc. in a “going private” buyout transaction for $95.2 million. We issued approximately 4.1 million shares of our common stock, or $86.1 million of new equity, and paid $9.1 million in cash to acquire BLC, which thereafter changed its name to Business Loan Express, Inc.

      As part of the transaction, we recapitalized Allied Capital Express, our small business lending operation, as an independently managed private portfolio company and merged it into Business Loan Express. We contributed certain assets, including our online rules-based underwriting technology and fixed assets, and transferred 37 employees to the private portfolio company. Upon completion of the transaction, our investment in Business Loan Express as of December 31, 2000 totaled $204.1 million and consisted of $74.5 million of subordinated debt, $25.1 million of preferred stock, and $104.5 million of common stock. At June 30, 2002, our investment in Business Loan Express totaled $251.9 million at value, or 9.8% of our total assets. During the second quarter of 2002, the value of our investment in Business Loan Express increased by $19.9 million, and as of June 30, 2002, we have recorded total unrealized appreciation of $35.4 million on this investment.

      Business Loan Express is the nation’s second largest non-bank government guaranteed lender utilizing the Small Business Administration’s 7(a) Guaranteed Loan Program and is licensed by the Small Business Administration as a Small Business Lending Company (SBLC). Therefore, changes in the laws or regulations that govern SBLCs or the Small Business Administration’s 7(a) Guaranteed Loan Program or changes in government funding for this program could have a material impact on Business Loan Express or its operations. Business Loan Express is a preferred lender as designated by the Small Business Administration in 67 markets across the United States, and originates, sells and services small business loans. In addition to the 7(a) Guaranteed Loan Program, Business Loan Express originates loans under the USDA Business and Industry Guaranteed Loan Program and originates conventional small business loans. Business Loan Express has offices in 35 cities and is headquartered in New York, New York.

      Unaudited financial data for Business Loan Express at and for the year ended June 30, 2002 was as follows:

At and for the
Year Ended
June 30, 2002(1)
(unaudited)
($ in millions)
Operating Data

Total revenue	$84.6

Profits before taxes	$3.6

Earnings before interest, taxes and management fees (EBITM)	$43.0

Balance Sheet Data

Total assets(2)	$276.2

Total debt	$183.0

Total shareholders’ equity	$59.0

Other Data

Total loan originations	$565.1

Serviced loan portfolio	$1,372.6

Number of loans	2,083

Loan delinquencies(3)	9.4%

(1)	Financial results at and for the year ended June 30, 2002 are preliminary and not audited and are therefore subject to adjustment prior to completion of the audit.
(2)	Included in total assets is $6 million of goodwill. There is no other goodwill on BLX’s balance sheet. We acquired 94.9% of BLC Financial Services, Inc. on December 31, 2000. “Push-down” accounting was not required with respect to this transaction; accordingly, goodwill was not recorded by BLX.
(3)	Represents the percentage of loans in the serviced portfolio that are greater than 30 days delinquent, which includes loans in workout status. Delinquencies for the types of small business loans made by BLX typically range between 8% and 12%.

     The loans originated by Business Loan Express, or BLX, are generally secured by commercial real estate. Loans originated under the 7(a) Guaranteed Loan Program also require the personal guarantee of the borrower and, in many cases, the loans are also secured by additional real estate collateral. Because the loans are secured by collateral, Business Loan Express’ annual loan losses for its SBA 7(a) loans, computed using the unguaranteed balance of the SBA 7(a) serviced portfolio, were 0.6% on average for the last five years.

      Business Loan Express sells or securitizes substantially all of the loans it originates. BLX currently sells the guaranteed piece of SBA 7(a) guaranteed loans for cash premiums of up to 10% of the guaranteed loan amount plus a retained annual servicing fee generally between 1% and 1.6% of the guaranteed loan amount. Alternatively, BLX may sell the guaranteed piece of SBA 7(a) guaranteed loans at par and retain an annual servicing spread, at current prices, of generally between 4.0% and 4.8%. BLX securitizes the unguaranteed piece of the SBA 7(a) loans and other loans it originates. Typically, BLX retains between 0% and 2.7% of the loan securitization pools and receives a spread from the excess of loan interest received on the loans sold over the interest cost on the securities issued in the securitization generally between 4.7% and 4.8%.

      As a result of BLX’s guaranteed loan sales and as a result of securitization transactions, BLX had assets at June 30, 2002 totaling approximately $106 million representing the residual interests in and servicing assets for loans sold or securitized, together referred to as Residual Interests. These Residual Interests represent the discounted present value of future cash flow streams to be received from loans sold or securitized after making allowances for prepayments, losses and loan delinquencies.

      If loan payments on all loans were to be received as stated in the loan agreements, estimated future cash flows to BLX from loans sold or securitized would total approximately $412 million in the aggregate over the remaining term of these loans. Of the approximate $412 million, estimated cash flows for the years ended June 30, 2003, 2004, 2005, and 2006 would be approximately $33 million, $31 million, $30 million and $29 million, respectively.

      Business Loan Express has a three-year $124 million revolving credit facility. As the controlling shareholder of Business Loan Express, we have provided an unconditional guaranty to the revolving credit facility lenders in an amount of up to 50% of the total obligations (consisting of principal, accrued interest and other fees) of Business Loan Express under the revolving credit facility. The amount guaranteed by us at June 30, 2002 was $48.1 million. This guaranty can be called by the lenders only in the event of a default by Business Loan Express. Business Loan Express was in compliance with the terms of the revolving credit facility at June 30, 2002. We have also provided two standby letters of credit in connection with two term securitization transactions completed by Business Loan Express in the second quarter of 2002 totaling $10.6 million.

      Business Loan Express is currently contemplating a corporate restructure and recapitalization whereby the company would convert from a corporation to a limited liability company. This restructure would enable the company to have greater flexibility as it grows. Upon such restructure and recapitalization our equity interests would be converted to membership units and the earnings of Business Loan Express would pass through to its members as dividends. There can be no assurance when or if the corporate restructure and recapitalization will occur.

      WyoTech Acquisition Corporation. On July 1, 2002, we sold WyoTech Acquisition Corporation for $84.4 million in cash. We acquired WyoTech in December of 1998 and owned 91% of the common equity of WyoTech. At June 30, 2002, our investment had a cost basis of $16.4 million, which represented all of the debt ($12.6 million), preferred stock ($3.7 million) and 91% of the common equity capital ($0.1 million) of WyoTech. Our total cash proceeds from the sale of WyoTech, including the repayment of debt and preferred stock and the sale of our 91% common equity ownership, were approximately $77.0 million, resulting in a realized gain of approximately $60.6 million on the transaction. At June 30, 2002, we determined the fair value of our investment in WyoTech to be $77.0 million, which resulted in an increase in fair value during the second quarter of $6.6 million. The sale of WyoTech is subject to post-closing working capital adjustments, if any, and customary indemnification provisions.

Commercial Real Estate Finance

      The commercial real estate finance portfolio, investment activity and yields at and for the six months ended June 30, 2002 and 2001 and at and for the years ended December 31, 2001, 2000 and 1999 were as follows:

	At and for the
	Six Months		At and for the
	Ended June 30,		Years Ended December 31,

	2002	2001	2001	2000	1999
($ in millions)

	(unaudited)

Portfolio at value:

CMBS bonds	$560.9	$405.5	$558.3	$311.3	$277.7

Collateralized debt obligations	52.5	24.9	24.2	—	—

Total CMBS	613.4	430.4	582.5	311.3	277.7

Commercial mortgage loans	62.0	87.8	79.6	106.4	154.1

Residual interest	69.0	74.9	69.9	81.7	81.7

Real estate owned	1.3	2.1	2.5	6.1	6.5

Total Portfolio	$745.7	$595.2	$734.5	$505.5	$520.0

Investments funded	$125.7	$185.9	$392.6	$149.0	$288.7

Change in accrued or reinvested interest	$0.4	$1.1	$2.7	$1.1	$2.8

Repayments	$11.0	$19.4	$30.7	$24.3	$50.8

Sales	$126.3	$74.6	$130.0	$151.7	$86.1

Yield*	13.7%	13.6%	13.5%	13.1%	12.3%

*	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned.

     Our primary commercial real estate investment activity is the investment in non-investment grade commercial mortgage-backed securities, or CMBS. In 1998, we began to take advantage of a unique market opportunity to acquire non-investment grade CMBS bonds at significant discounts from the face amount of the bonds. We believe that CMBS is an attractive asset class because of the yields that can be earned on a security that is secured by commercial mortgage loans, and ultimately commercial real estate properties. We plan to continue our CMBS investment activity, however, in order to maintain a balanced portfolio, we expect that CMBS will continue to represent approximately 20% to 25% of our total assets. Our CMBS investment activity level will be dependent upon our ability to invest in CMBS at attractive yields.

      Our commercial real estate investment activity for the six months ended June 30, 2002 and for the years ended December 31, 2001, 2000 and 1999 was as follows:

	Amount Invested

	Face		Amount
	Amount	Discount	Funded	Yield(1)
($ in millions)
For the six months ended June 30, 2002

CMBS bonds	$181.4	$(83.8)	$97.6	14.7%

CDOs	28.0	—	28.0	17.5%

Commercial mortgage loans	0.1	—	0.1	10.0%

Total	$209.5	$(83.8)	$125.7	15.2%

	Amount Invested

	Face		Amount
	Amount	Discount	Funded	Yield(1)
($ in millions)
For the year ended December 31, 2001

CMBS bonds	$661.4	$(295.6)	$365.8	14.0%

CDOs	24.6	—	24.6	16.9%

Commercial mortgage loans	2.2	—	2.2	10.0%

Total	$688.2	$(295.6)	$392.6	14.2%

For the year ended December 31, 2000

CMBS bonds	$244.6	$(120.3)	$124.3	14.7%

Commercial mortgage loans	25.5	(0.8)	24.7	10.9%

Total	$270.1	$(121.1)	$149.0	14.1%

For the year ended December 31, 1999

CMBS bonds	$507.9	$(262.0)	$245.9	14.6%

Commercial mortgage loans	43.4	(0.6)	42.8	10.5%

Total	$551.3	$(262.6)	$288.7	14.0%

(1)	The yield on new CMBS bond investments will vary from period to period depending on the concentration of lower yielding BB+, BB and BB- CMBS bonds purchased in that period to the total amount invested.

     CMBS Bonds. The non-investment grade and unrated tranches of the CMBS bonds in which we invest are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, our most subordinate tranche will bear this loss first. At June 30, 2002, our CMBS bonds were subordinate to 92% to 97% of the tranches of bonds issued in various CMBS transactions. Given that the non-investment grade CMBS bonds in which we invest are junior in priority for payment of principal, we invest in these CMBS bonds at an approximate discount of 50% from the face amount of the bonds.

      The underlying pools of mortgage loans that are collateral for our new CMBS bond investments for the six months ended June 30, 2002 and for the years ended December 31, 2001, 2000 and 1999 had respective underwritten loan to value and underwritten debt service coverage ratios as follows:

	For the Six Months		For the Year Ended
	Ended June 30,		December 31,

	2002		2001		2000		1999

Loan to Value Ranges	Amount	Percentage	Amount	Percentage	Amount	Percentage	Amount	Percentage
($ in millions)
Less than 60%	$401.9	16%	$1,259.7	15%	$577.1	14%	$813.7	11%

60-65%	178.7	7	941.6	11	402.8	10	439.6	6

65-70%	264.1	11	1,140.6	14	648.1	16	1,342.5	17

70-75%	799.5	32	2,400.4	29	1,450.9	36	2,396.0	31

75-80%	812.7	33	2,466.4	30	958.9	23	2,500.8	33

Greater than 80%	12.0	1	119.6	1	36.6	1	150.7	2

Total	$2,468.9	100%	$8,328.3	100%	$4,074.4	100%	$7,643.3	100%

Weighted average loan to value	70.4%		69.7%		70.2%		71.1%

	For the Six Months		For the Year Ended
	Ended June 30,		December 31,

	2002		2001		2000		1999
Debt Service Coverage
Ratio(1) Ranges	Amount	Percentage	Amount	Percentage	Amount	Percentage	Amount	Percentage
($ in millions)
Greater than 2.00	$103.3	4%	$484.8	6%	$197.0	5%	$246.1	3%

1.76-2.00	84.2	3	158.2	2	99.1	3	182.3	2

1.51-1.75	240.3	10	855.0	10	341.8	8	893.8	12

1.26-1.50	1,631.8	66	5,008.3	60	2,204.5	54	4,452.9	58

1.00-1.25	409.3	17	1,822.0	22	1,232.0	30	1,868.2	25

Total	$2,468.9	100%	$8,328.3	100%	$4,074.4	100%	$7,643.3	100%

Weighted average debt service coverage ratio	1.41		1.48		1.35		1.29

(1)	Defined as annual net cash flow before debt service divided by annual debt service payments.

     As a part of our strategy to maximize our return on equity capital, we sold CMBS bonds rated BB+, BB and BB- during the six months ended June 30, 2002, and during 2001 and 2000 totaling $123.3 million, $124.5 million and $98.7 million, respectively. These bonds had an effective yield of 11.2%, 10.3% and 11.5%, and were sold for $128.8 million, $126.8 million and $102.5 million, respectively, resulting in realized gains on the sales. The sales of these lower-yielding bonds increased our overall liquidity. We did not sell any CMBS bonds during the second quarter of 2002.

      The effective yield on our CMBS portfolio at June 30, 2002 and December 31, 2001, 2000 and 1999 was 14.6%, 14.7%, 15.4% and 14.6%, respectively. The yield on the CMBS portfolio at any point in time will vary depending on the concentration of lower yielding BB+, BB and BB- CMBS bonds held in the portfolio. At June 30, 2002, December 31, 2001, 2000 and 1999, the unamortized discount related to the CMBS portfolio was $645.0 million, $611.9 million, $364.9 million and $291.5 million, respectively. At June 30, 2002, the CMBS bond portfolio had a fair value of $560.9 million, which included net unrealized appreciation on the CMBS bonds of $23.9 million.

      At June 30, 2002, the underlying pools of mortgage loans that are collateral for our CMBS bonds consisted of approximately 4,100 commercial mortgage loans with a total outstanding principal balance of $22.9 billion. At June 30, 2002, December 31, 2001 and 2000, 0.75%, 0.52% and 0.22%, respectively, of the loans in the underlying collateral pool for our CMBS bonds were over 30 days delinquent or were classified as real estate owned.

      On July 31, 2002, we sold $129.8 million of face amount of CMBS bonds, with a cost basis of $82.7 million, and recognized a gain on the sale of approximately $12 million. The CMBS bonds sold represent a strip of BB+ through B from our portfolio and had a weighted average yield to maturity of 12%. The CMBS bonds were sold to institutional investors. We had recorded approximately $5 million in net unrealized appreciation, which is net of unrealized depreciation on the related hedge of approximately $1 million, related to these CMBS bonds in the second quarter of 2002. Therefore, this sale will contribute earnings of approximately $7 million to the third quarter of 2002. Upon completion of the CMBS bond sale, we continue to own $471.3 million of non-investment grade CMBS bonds at value with a yield to maturity of 15.2%.

      Collateralized Debt Obligations. During the six months ended June 30, 2002, and the year ended December 31, 2001, we invested in the preferred shares of two and one, respectively, collateralized debt obligations, or CDOs, which are secured by investment grade unsecured debt issued by various real estate investment trusts, or REITs, and investment and non-investment grade CMBS bonds. The investment grade REIT debt collateral consists of $852.8 million issued by 39 REITs. The investment grade CMBS collateral consists of CMBS bonds with a face amount of $402.1 million issued in 26 separate CMBS transactions. The non-investment grade CMBS collateral consists of BB+, BB and BB- CMBS bonds with a face amount of $405.0 million that were issued in 30 separate CMBS transactions. Included in the CMBS collateral for the CDOs are $393.8 million of CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held by us, which were issued in 22 separate CMBS transactions. The preferred shares are junior in priority for payment of principal to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the preferred shares will bear this loss first. At June 30, 2002, our preferred shares in the CDOs were subordinate to approximately 95% of the more senior tranches of debt issued by the CDOs. The yield on the CDOs was 17.2% and 16.9% at June 30, 2002, and December 31, 2001, respectively.

      Commercial Mortgage Loans. We have been liquidating much of our whole commercial mortgage loan portfolio so that we can redeploy the proceeds into higher yielding assets. For the six months ended June 30, 2002, and for the years ended December 31, 2001, 2000 and 1999, we sold $3.0 million, $5.5 million, $53.0 million and $86.1 million, respectively, of commercial mortgage loans. At June 30, 2002, our whole commercial real estate loan portfolio had been reduced to $62.0 million from $79.6 million at December 31, 2001.

      Residual Interests. The residual interest primarily consists of a retained interest totaling $68.9 million from a 1998 asset securitization whereby bonds were sold in three classes rated AAA, AA and A. The residual interest represents a right to cash flows from the underlying collateral pool of loans after these senior bond obligations are satisfied. At June 30, 2002, two classes of bonds rated AAA and AA+ are outstanding, for total bonds outstanding of $29.6 million. On August 9, 2002, the bonds rated AA+ were upgraded to AAA. We have the right to call the bonds when the outstanding bond balance is less than $23.9 million. Once the bonds are fully repaid, either through the cash flows from the securitized loans or due to us calling the bonds, the remaining loans in the trust will be returned to us as payment on the residual interest. At June 30, 2002, the residual interest had a fair value of $69.0 million.

Portfolio Asset Quality

      We employ a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current interest is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected and the investment is written down to net realizable value.

      At June 30, 2002, and December 31, 2001 and 2000, our portfolio was graded as follows:

	2002		2001		2000

		Percentage		Percentage		Percentage
	Portfolio	of Total	Portfolio	of Total	Portfolio	of Total
Grade	at Value	Portfolio	at Value	Portfolio	at Value	Portfolio

($ in millions)

1	$793.6	33.3%	$603.3	25.9%	$208.3	11.7%

2	1,400.0	58.8	1,553.8	66.7	1,461.7	81.7

3	46.7	2.0	79.5	3.4	15.4	0.9

4	43.6	1.8	44.5	1.9	76.0	4.2

5	97.1	4.1	48.5	2.1	26.6	1.5

	$2,381.0	100.0%	$2,329.6	100.0%	$1,788.0	100.0%

      Total Grades 4 and 5 assets as a percentage of the total portfolio at value at June 30, 2002 and December 31, 2001 and 2000 were 5.9%, 4.0% and 5.7%, respectively. We expect that a number of portfolio companies will be in the Grades 4 or 5 categories from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grades 4 and 5 may fluctuate significantly from period to period. We continue to follow our historical practice of working with a troubled portfolio company in order to recover the maximum amount of our investment, but record unrealized depreciation for the expected full amount of the potential loss when such exposure is identified.

      For the total investment portfolio, workout loans not accruing interest, or those loans in Grade 4 and 5, were $121.4 million at value at June 30, 2002, or 5.1% of the total portfolio. Included in this category at June 30, 2002, were assets valued at $8.9 million that represent receivables related to companies in liquidation and loans of $16.2 million that were secured by commercial real estate. Workout loans not accruing interest were $109.0 million and $87.4 million at value at December 31, 2001 and 2000, or 4.7% and 4.9% of the total portfolio, respectively, of which $8.9 million and $16.2 million, respectively, represented receivables related to companies in liquidation, and $15.2 million and $14.4 million, respectively, represented loans secured by commercial real estate. In addition to Grade 4 and 5 assets that are in workout, we may not accrue interest on loans to companies which are more than 50% owned by us from time to time if such companies are in need of additional capital and, therefore, we may defer current debt service. Loans and debt securities to such companies totaled $61.3 million at value at June 30, 2002. Loans greater than 90 days delinquent were $89.4 million at value at June 30, 2002, or 3.8% of the total portfolio. Included in this category are loans valued at $22.0 million that are secured by commercial real estate. Loans greater than 90 days delinquent were $39.1 million and $57.3 million at value at December 31, 2001, and December 31, 2000, or 1.7% and 3.2% of the total portfolio, respectively. Included in this category are loans valued at $14.1 million and $14.1 million, respectively, that were secured by commercial real estate.

      As a provider of long-term privately negotiated investment capital, we may defer payment of principal or interest from time to time. As a result, the amount of the portfolio that is greater than 90 days delinquent or on non-accrual status may vary from quarter to quarter. The nature of our private finance portfolio company relationships frequently provide an opportunity for portfolio companies to amend the terms of payment to us or to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. The investment portfolio is priced to provide current returns for shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans greater than 90 days delinquent or on non-accrual status is not necessarily an indication of future principal loss or loss of anticipated investment return. Our portfolio grading system is used as a means to assess loss of investment principal (Grade 5 assets).

      At June 30, 2002, December 31, 2001 and 2000, 0.75%, 0.52% and 0.22%, respectively, of the loans in the underlying collateral pool for our CMBS bond portfolio were over 30 days delinquent or were classified as real estate owned. We closely monitor the performance of all of the loans in the underlying collateral pools securing our CMBS investments.

Other Assets and Other Liabilities

      Because we invest in BB+, BB and BB- rated CMBS bonds, which are purchased at prices that are based on the 10-year Treasury rate, we have entered into transactions with financial institutions to hedge against movement in Treasury rates on certain of these CMBS bonds. These transactions involved receiving the proceeds from the sales of the borrowed Treasury securities, with the obligations to replenish the borrowed Treasury securities at a later date based on the then current market price.

      The total obligations to replenish borrowed Treasury securities were $84.8 million and $47.3 million at June 30, 2002, and December 31, 2001, respectively, which included unrealized depreciation on the obligations of $2.2 million and unrealized appreciation on the obligations of $1.2 million, respectively, due to changes in the yield on the borrowed Treasury securities. The obligations have been recorded as an other liability. The proceeds related to the sales of the borrowed Treasury securities were $82.6 million and $48.5 million at June 30, 2002, and December 31, 2001, respectively, and have been recorded as an other asset.

RESULTS OF OPERATIONS

Comparison of Six Months Ended June 30, 2002 and 2001

      The following table summarizes our condensed operating results for the six months ended June 30, 2002 and 2001.

	For the Six
	Months Ended
	June 30,
				Percent
	2002	2001	Change	Change
($ in thousands, except per share amounts)

	(unaudited)

Interest and Related Portfolio Income

Interest and dividends	$127,665	$113,699	$13,966	12%

Premiums from loan dispositions	1,659	1,731	(72)	(4%)

Fees and other income	26,260	18,380	7,880	43%

Total interest and related portfolio income	155,584	133,810	21,774	16%

Expenses

Interest	34,984	31,881	3,103	10%

Employee	16,309	14,056	2,253	16%

Administrative	7,861	6,027	1,834	30%

Total operating expenses	59,154	51,964	7,190	14%

Net investment income before net realized and unrealized gains	96,430	81,846	14,584	18%

Net Realized and Unrealized Gains

Net realized gains	8,850	4,991	3,859	*

Net unrealized gains	24,135	11,297	12,838	*

Total net realized and unrealized gains	32,985	16,288	16,697	*

Net increase in net assets resulting from operations	$129,415	$98,134	$31,281	32%

Diluted earnings per share	$1.26	$1.10	$0.16	15%

Weighted average shares outstanding — diluted	102,900	88,966	13,934	16%

*	Net realized and net unrealized gains and losses can fluctuate significantly from period to period. As a result, year-to-date comparisons of net realized and net unrealized gains and losses may not be meaningful.

     Net increase in net assets resulting from operations, or net income, results from total interest and related portfolio income earned, less total expenses incurred in our operations, plus net realized and unrealized gains or losses.

      Total interest and related portfolio income. Total interest and related portfolio income includes interest income, premiums from loan dispositions and fees and other income.

	For the Six
	Months Ended
	June 30,

	2002	2001
($ in millions, except per share amounts)
Total Interest and Related Portfolio Income	$155.6	$133.8

Per share	$1.51	$1.50

      The increase in interest income earned results primarily from the growth of our investment portfolio. Our investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 10% to $1,796.5 million at June 30, 2002 from $1,639.7 million at June 30, 2001. The weighted average yield on the interest-bearing investments in the portfolio at June 30, 2002 and 2001 was as follows:

	June 30,

	2002	2001

Private Finance	13.9%	14.6%

Commercial Real Estate Finance	13.7%	13.6%

Total Portfolio	13.8%	14.2%

      Included in net premiums from loan dispositions are prepayment premiums of $1.6 million and $1.0 million for the six months ended June 30, 2002 and 2001, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Because we seek to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan.

      Fees and other income primarily include fees related to financial structuring, diligence, management services to portfolio companies, guaranty and other advisory services. We generate fee income for the transaction services and management services that we provide. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, information technology, web site development, marketing, human resources, personnel recruiting, board recruiting, corporate governance and risk management.

      Fees and other income for the six months ended June 30, 2002 included fees of $10.6 million related to structuring and diligence, fees of $3.8 million related to transaction services provided to portfolio companies, and fees of $11.7 million related to management services provided to portfolio companies, other advisory services and guaranty fees. Fees and other income are generally related to specific transactions or services, and therefore may vary substantially from period to period. Points or loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      Business Loan Express, Hillman and WyoTech are our most significant portfolio investments and together represent 17.9% of our total assets at June 30, 2002. Total interest and related portfolio income earned from these investments for the six months ended June 30, 2002 and 2001 was $28.1 million and $17.8 million, respectively. Total interest and related portfolio income earned from WyoTech for the six months ended June 30, 2002 was $3.6 million, which will no longer occur due to the sale of the investment.

      Operating Expenses. Operating expenses include interest, employee and administrative expenses. Our single largest expense is interest on our indebtedness. The fluctuations in interest expense during the six months ended June 30, 2002 and 2001 are attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving credit facility. Our borrowing activity and weighted average interest cost, including fees and closing costs, were as follows:

	At and for the
	Six Months
	Ended
	June 30,

	2002	2001
($ in millions)
Total Outstanding Debt	$1,009.0	$881.1

Average Outstanding Debt	$940.4	$801.3

Weighted Average Cost	7.2%	7.4%

BDC Asset Coverage*	256%	247%

*	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.

      Employee expenses include salaries and employee benefits. The increase in salaries and employee benefits for the periods presented reflects wage increases and the experience level of employees hired. Total employees were 103 and 101 at June 30, 2002 and 2001, respectively.

      Administrative expenses include the leases for our headquarters in Washington, DC, and our regional offices, travel costs, stock record expenses, directors’ fees, legal and accounting fees, insurance premiums and various other expenses. The increase in administrative expenses as compared to the same period in 2001 includes approximately $1.2 million from legal, consulting and other fees, including costs incurred to defend against class action lawsuits alleging violations of securities laws and to respond to market activity in our stock. Administrative expenses also increased by approximately $0.1 million due to increased costs for corporate liability insurance and $0.5 million due to outsourced technology assistance.

      Realized Gains and Losses. Net realized gains result from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance loans, commercial mortgage loans and CMBS bonds, offset by losses on investments. Net realized and unrealized gains and losses were as follows:

	For the Six
	Months Ended
	June 30,

	2002	2001
($ in millions)
Realized Gains	$15.4	$6.6

Realized Losses	(6.5)	(1.6)

Net Realized Gains	$8.9	$5.0

Net Unrealized Gains	$24.1	$11.3

      Realized gains and losses for the six months ended June 30, 2002, resulted from various private finance and commercial real estate finance transactions. Realized gains for the six months ended June 30, 2002, primarily resulted from transactions involving three private finance portfolio companies, Aurora Communications, LLC ($4.9 million), Cumulus Media, Inc. ($0.5 million) and Alderwoods Group, Inc. ($0.1 million), the sale of CMBS bonds ($7.1 million, including a realized gain from the related hedge of $1.6 million) and one commercial real estate investment ($1.3 million). For the six months ended June 30, 2002 and 2001, we reversed previously recorded unrealized appreciation totaling $7.3 million and $4.0 million, respectively, when gains were realized.

      Realized losses for the six months ended June 30, 2002 primarily resulted from transactions involving four private finance portfolio companies, The Loewen Group, Inc. ($2.7 million), iSolve Incorporated ($0.9 million), Sure-Tel, Inc. ($0.5 million) and Soff-Cut Holdings, Inc. ($0.5 million), and one commercial real estate investment ($1.1 million). In January 2002, The Loewen Group, Inc. emerged from bankruptcy and as a result, we exchanged our debt securities for cash, new debt securities and publicly traded common stock in the reorganized company, which resulted in a realized loss. The Loewen Group, Inc. changed its name to Alderwoods Group, Inc. For the six months ended June 30, 2002 and 2001, we reversed previously recorded unrealized depreciation totaling $5.2 million and $2.2 million, respectively, when losses were realized.

      Unrealized Gains and Losses. We determine the fair value of each investment in our portfolio on a quarterly basis, and changes in fair value result in unrealized gains or losses being recognized. At June 30, 2002, approximately 93% of our total assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily ascertainable market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily ascertainable market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate. Changes in fair value are recorded in the statement of operations as unrealized gains and losses.

      As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies and non-investment grade CMBS. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based upon the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based upon multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, or acquisition, recapitalization or restructuring related items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be private relative to a peer group, but the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based upon future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies are determined based upon various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other pertinent factors such as recent offers to purchase a portfolio company’s equity interest or other potential liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Valuation Methodology — CMBS Bonds. CMBS bonds are carried at fair value, which is based upon a discounted cash flow model which utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors and the characteristics of the underlying cash flow. Our assumption with regard to discount rate is based upon the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS bonds, as comparable yields in the market change and/or whenever we determine that the value of our CMBS bonds is less than the cost basis due to impairment in the underlying collateral pool.

      Net unrealized gains for the six months ended June 30, 2002 were $24.1 million, which included $121.2 million of unrealized gains and $97.1 million of unrealized losses.

      Private Finance. We increased the fair value of our investment in The Hillman Companies, Inc. by $32.8 million in the six months ended June 30, 2002. The fair value of our investment in Hillman is based upon our estimate of Hillman’s enterprise value of approximately $350 million, including all debt. As discussed above, there is no one methodology to determine enterprise value. As multiples or EBITDAM fluctuate over time, this may or may not impact our estimate of Hillman’s enterprise value. The following is a simplified summary of the methodology that we used to determine the fair value of our investment in Hillman.

      Since Hillman’s results can be affected by seasonal changes, we believe using projected 2002 results for valuation purposes is most appropriate. Hillman is performing better than Hillman’s originally projected 2002 revenue and EBITDAM estimates, resulting in part from the closing of a former corporate headquarters for cost savings, the completion of an acquisition and successful expansion into Canada. Hillman is above its original projections for the year as of June 30, 2002, and its 2002 revenue and EBITDA is expected to exceed revenue and EBITDA for 2001.

      We believe the current enterprise value for Hillman is approximately $350 million, or approximately 7 times 2002 projected EBITDAM of $50 million. The 7 times multiple was determined by obtaining the average multiple of enterprise value to EBITDA for comparable public companies in Hillman’s peer group and discounting that average multiple to arrive at a private company multiple. We then subtracted Hillman’s debt (including $41.0 million of subordinated debt owed to us) and Hillman’s trust preferred securities estimated to be currently outstanding to arrive at a common equity value of approximately $102 million. We then took our 78% fully diluted share of the resulting equity value and added to it the cost basis of our share of two securities, including a note receivable from GC-Sun Holdings II, LP (Kar Products, LP) and preferred stock of STS Operating, Inc., owned by Hillman that are anticipated to be distributed to us in the third quarter of 2002. We arrived at a total fair value of our common equity of approximately $90 million. We compared the $90 million fair value to our basis in Hillman’s common equity of $57.2 million and recorded an unrealized gain of $32.8 million.

      We increased the fair value of our investment in Business Loan Express, or BLX, by $19.9 million in the second quarter of 2002 or just slightly under 10% of the total amount invested. BLX has just completed its first full fiscal year of operations since our acquisition of the company in December 2000. During 2002, BLX achieved most of its goals including launching a conventional small business loan product. The fair value for our investment in BLX is based upon our estimate of BLX’s enterprise value of approximately $390 million, including all debt. As discussed above, there is no one methodology to determine enterprise value. The following is a simplified summary of the methodology that we used to determine the fair value of our investment in BLX.

      To determine the enterprise value of BLX, we determined that financial services companies are generally valued using multiples of net income. We have capitalized BLX with $87 million of subordinated debt. For purposes of valuation, we assumed in a sale transaction that a portion of this $87 million would be considered equity and that BLX would increase the size of its senior debt facility to approximately $155 million. Given this assumption, we then computed a pro forma net income for BLX taking its preliminary, unaudited 2002 earnings before interest, taxes and management fees, and subtracting pro forma interest, assuming the higher level of senior debt and no outstanding subordinated debt. We then computed taxes at a rate of 40 percent, which resulted in pro forma net income for BLX of approximately $23 million for fiscal year 2002 and a projected pro forma net income for fiscal year 2003 of approximately $26 million. We then performed three valuation analyses to determine the fair value of BLX — assuming an initial public offering of BLX, assuming the sale of BLX, and, lastly, considering discounted trading ranges for similar companies in the public markets. In performing these analyses, we used a publicly traded peer group and reviewed merger and acquisition transactions that occurred in the last five years in the commercial finance sector. These analyses resulted in a range of estimated enterprise values, and we selected $390 million, which was at the low end of the range. After deducting outstanding debt and preferred stock from the enterprise value to reach an equity value, we determined the value of our 92.8% fully diluted common equity interest to be approximately $140.0 million. We compared the $140.0 million fair value to the fair value of our common equity at March 31, 2002 of $120.1 million, and recorded an unrealized gain of $19.9 million in the second quarter of 2002. As multiples or pro forma net income fluctuate over time, this may or may not impact our determination of the fair value of our investment in BLX.

      During the six months ended June 30, 2002, we also increased the fair value of: WyoTech Acquisition Corporation by $16.6 million based on the proceeds received from the sale of this investment in July 2002; Blue Rhino and Kirkland’s by $11.5 million and $5.7 million, respectively, based on the public market valuations of each company’s stock; and CorrFlex Graphics LLC by $11.8 million based on strong earnings growth and upon indicative valuation estimates received from third parties. In addition, we recorded unrealized appreciation totaling $14.0 million on nine other investments in our portfolio.

      During the six months ended June 30, 2002, we decreased the fair value of our investment in Startec Global Communications Corporation by $10.2 million to reflect the current plan of reorganization filed with the bankruptcy court this quarter. We also decreased the fair value of our investment in Velocita, Inc. by $15.3 million. Velocita filed for bankruptcy under Chapter 11 in June 2002, and, based upon the assessment of an independent third party regarding Velocita’s liquidation value, we do not expect to recover our investment. Our investment has a fair value of zero at June 30, 2002. We also decreased the value of Alderwoods Group, Inc. by $2.3 million.

      We also recorded $74.8 million in unrealized losses during the six months ended June 30, 2002, largely due to conditions in the manufacturing, technology and media sectors, and the continuing effects of the events of September 11th, 2001. Portfolio companies for which unrealized depreciation was recorded this quarter include five companies in the portfolio that have been affected by weakness in the manufacturing sector for which we decreased fair value by $20.6 million; five companies that have been affected by lower levels of technology spending for which we decreased fair value by $16.7 million; two companies in the media sector that have declined in fair value due to declining values in this sector for which we decreased fair value by $7.7 million; and two companies that continued to endure difficulties during the second quarter of 2002 as a result of the attacks of September 11th that have declined in fair value by $11.3 million. As the economy improves, the financial performance of these portfolio companies may also improve. However, there can be no assurance when or if these companies’ performance may improve.

      CMBS Bonds. We recorded a net increase in the fair value of our CMBS bond portfolio by $20.7 million in the second quarter of 2002. We determined the fair value of our CMBS bond portfolio using a discounted cash flow model based upon (i) the current performance of the underlying collateral loans, which utilizes prepayment and loss assumptions based upon historical and projected experience, economic factors and the characteristics of the underlying cash flow, and (ii) current market yields for comparable CMBS bonds, based upon Treasury rates and market spreads.

      Cash flow assumptions. With respect to the cash flows of the underlying collateral loans securing the CMBS bonds, the performance of the collateral loans to date is generally consistent with our original assumptions. We continue to assume no prepayments on the collateral loans prior to maturity, as prepayments on the loans prior to maturity are generally prohibited or there are significant penalties, such as prepayment premiums, yield maintenance and/or defeasance requirements. Our credit loss assumptions for the underlying collateral loans at the time of investment in the CMBS bonds were generally estimated to assume that approximately 1% of the underlying collateral loan principal would be lost, and that one-third of the losses would be realized in year three, one-third in year six, and one-third in year nine. We believe that this is an appropriate approach to setting loss assumptions, as losses are expected to occur throughout the life of the CMBS bonds. As of June 30, 2002, total estimated losses in the underlying collateral pools over the life of the CMBS bonds were assumed to total approximately $220 million.

      Through June 30, 2002, $0.5 million in actual losses have been realized, and we have specifically identified approximately $25.1 million of additional potential losses. The actual losses and potential expected losses of approximately $25.6 million to date as of June 30, 2002 are less than the losses originally estimated to have been realized by this point, which were estimated at approximately $51.8 million. While the losses identified as of June 30,

2002 are less than our originally estimated losses, we have not reduced the original estimates of the total expected losses over the life of the CMBS bonds as we continue to believe they are reasonable. Loss assumptions affecting future cash flows are updated quarterly to reflect the estimated current and expected performance of the collateral loans on a loan-by-loan basis.

      Yield assumptions. During the second quarter of 2002, the overall yields on newly-issued CMBS bonds rated BB+ through B declined due to the decline in Treasury yields combined with the narrowing of spreads, resulting in market yields for these bond classes being lower than the yields-to-maturity on our CMBS bonds for the same classes. More buyers of CMBS bonds have recently entered the market, particularly buyers for BB+ through BB rated CMBS bonds, which has contributed to the decline in spreads for these bond classes during the second quarter. Historically, we have found yields on new issuances to be in the same range as the CMBS bonds we own. We confirmed our CMBS bond portfolio pricing estimates with respect to spreads for our BB+ through B rated bonds with other CMBS bond market participants. Lower yields imply an increase in the value of our BB+ through B rated CMBS bond portfolio. The yields on B- through the non-rated classes have generally remained relatively consistent with the yields on our CMBS bonds in these classes. Pricing for these deeply subordinated classes of bonds are generally much more a function of the credit quality of a single issuance than market conditions.

      Fair Value. We have determined the fair value of our CMBS bonds based upon a discounted cash flow model using expected future cash flows and current market yields, as discussed above, to be approximately $560.9 million, and as a result have recorded net unrealized appreciation on the CMBS bonds of $23.9 million at June 30, 2002.

      Because we invest in BB+, BB and BB- rated CMBS bonds, which are purchased at prices that are based on the 10-year Treasury rate, we have entered into transactions with financial institutions to hedge against movement in Treasury rates on certain of these CMBS bonds. These transactions involved receiving the proceeds from the sales of borrowed Treasury securities, with the obligations to replenish the borrowed Treasury securities at a later date based on the then current market price. The net proceeds related to the sales of the borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities totaled $82.6 million and $84.8 million, respectively, and have been included in other assets and other liabilities, respectively, at June 30, 2002. As of June 30, 2002, the total obligations on the hedge had increased to $84.8 million due to changes in the yield on the borrowed Treasury securities, resulting in unrealized depreciation on the obligation of $2.2 million. The decrease in the value of the hedge during the six months ended June 30, 2002 was $2.3 million and was recorded as an unrealized loss.

      The net unrealized gain on the CMBS bonds of $23.9 million, net of the unrealized loss on the hedge of $3.2 million, resulted in a net unrealized gain from the CMBS bond portfolio of $21.6 million for the six months ended June 30, 2002.

      Given that Treasury yields fluctuate, it is possible that there may be future adjustments to the fair value of the CMBS bonds. As a result, we have not classified the appreciated CMBS bonds as Grade 1 assets at June 30, 2002, since they may not result in any future capital gain. Therefore, CMBS bonds remain in Grade 2.

      Other Matters. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average shares used to compute diluted earnings per share, which were

102.9 million and 89.0 million for the six months ended June 30, 2002 and 2001, respectively.

      We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions generally differ from net increase in net assets resulting from operations for the fiscal year due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet investment diversification requirements as defined in the Internal Revenue Code; and (4) distribute annually to shareholders at least 90% of our investment company taxable income as defined in the Internal Revenue Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

Comparison of the Years Ended December 31, 2001, 2000 and 1999

      The following table summarizes our condensed operating results for the years ended December 31, 2001, 2000 and 1999:

				Percent				Percent
	2001	2000	Change	Change	2000	1999	Change	Change

	(in thousands, except per share amounts)

Interest and Related Portfolio Income

Interest and dividends	$240,464	$182,307	$58,157	32%	$182,307	$121,112	$61,195	51%

Premiums from loan dispositions	2,504	16,138	(13,634)	(84%)	16,138	14,284	1,854	13%

Fees and other income	46,142	13,144	32,998	251%	13,144	5,744	7,400	129%

Total interest and related portfolio income	289,110	211,589	77,521	37%	211,589	141,140	70,449	50%

Expenses

Interest	65,104	57,412	7,692	13%	57,412	34,860	22,552	65%

Employee	29,656	26,025	3,631	14%	26,025	22,889	3,136	14%

Administrative	15,299	15,435	(136)	(1%)	15,435	12,350	3,085	25%

Total operating expenses	110,059	98,872	11,187	11%	98,872	70,099	28,773	41%

Net investment income before income tax benefit and net realized and unrealized gains	179,051	112,717	66,334	59%	112,717	71,041	41,676	59%

Income tax benefit	412	—	412	—%	—	—	—	—

Net investment income before net realized and unrealized gains	179,463	112,717	66,746	59%	112,717	71,041	41,676	59%

Net Realized and Unrealized Gains

Net realized gains (losses)	661	15,523	(14,862)	*	15,523	25,391	(9,868)	*

Net unrealized gains	20,603	14,861	5,742	*	14,861	2,138	12,723	*

Total net realized and unrealized gains	21,264	30,384	(9,120)	*	30,384	27,529	2,855	*

Net increase in net assets resulting from operations	$200,727	$143,101	$57,626	40%	$143,101	$98,570	$44,531	45%

Diluted earnings per share	$2.16	$1.94	$0.22	11%	$1.94	$1.64	$0.30	18%

Weighted average shares outstanding — diluted	93,003	73,472	19,531	27%	73,472	60,044	13,428	22%

*	Net realized and net unrealized gains and losses can fluctuate significantly from year to year. As a result, comparisons of net realized and net unrealized gains and losses may not be meaningful.

      Net increase in net assets resulting from operations, or net income, results from total interest and related portfolio income earned, less total expenses incurred in our operations, plus net realized and unrealized gains or losses.

      Total interest and related portfolio income includes interest income, premiums from loan dispositions and fees and other income.

	For the Years Ended
	December, 31,

	2001	2000	1999
($ in millions, except per share amounts)
Total Interest and Related Portfolio Income	$289.1	$211.6	$141.1

Per share	$3.11	$2.88	$2.35

      The increase in interest income earned results primarily from continued growth of our investment portfolio and our focus on increasing our overall portfolio yield. Our investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 25% to $1,842.4 million at December 31, 2001 from $1,471.8 million at December 31, 2000, and increased by 29% during 2000 from $1,141.2 million at December 31, 1999. The weighted average yield on the interest bearing investments in the portfolio at December 31, 2001, 2000 and 1999 was as follows:

	December 31,

	2001	2000	1999

Private Finance	14.8%	14.6%	14.2%

Commercial Real Estate Finance	13.5%	13.1%	12.3%

Total Portfolio	14.3%	14.1%	13.0%

      Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $0.5 million, $13.3 million and $10.5 million for the years ended December 31, 2001, 2000 and 1999, respectively. This premium income for 2000 and 1999 was higher primarily due to the loan sale activities of Allied Capital Express prior to its merger with Business Loan Express.

      Prepayment premiums were $2.0 million, $2.8 million and $3.8 million for the years ended December 31, 2001, 2000 and 1999, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Because we seek to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan.

      Fees and other income primarily include fees related to financial structuring, diligence, management services to portfolio companies, guaranties and other advisory services. We generate fee income for the transaction services and management services that we provide. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio.

      Fees and other income for the year ended December 31, 2001 primarily included fees of $15.5 million related to structuring and diligence, fees of $16.6 million related to transaction services provided to portfolio companies, and fees of $13.1 million related to management services provided to portfolio companies, other advisory services and guaranty fees. Fees and other income for the years ended December 31, 2000 and 1999 primarily included structuring and diligence fees of $6.0 million and $0.3 million, respectively, and management services and advisory fees of $3.1 million and $3.2 million, respectively. Fees and other income are generally related to specific transactions or services, and therefore may vary substantially from period to period. Points or loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      Operating expenses include interest, employee and administrative expenses. Our single largest expense is interest on our indebtedness. The fluctuations in interest expense during 2001, 2000 and 1999 are attributable to changes in the level of our borrowings and the related interest rate charged thereon. Our borrowing activity and weighted average interest cost, including related fees and expenses, were as follows:

	2001	2000	1999
($ in millions)
Total outstanding debt	$1,020.8	$786.6	$592.9

Average outstanding debt	$847.1	$707.4	$461.5

Weighted average cost	7.0%	8.3%	7.9%

Business development company asset coverage*	245%	245%	228%

*	As a business development company, we are generally required to maintain a ratio of 200% of total assets to total borrowings.

      Employee expenses include salaries and employee benefits. The increases in salaries and employee benefits for the periods presented reflect wage increases and the experience level of employees hired. Total employees were 97, 97 and 129 at December 31, 2001, 2000 and 1999, respectively. As part of the recapitalization of Allied Capital Express discussed above, 37 of our employees were transferred to Business Loan Express at the end of 2000. Expenses related to these employees are reflected in employee expense for the years ended December 31, 2000 and 1999.

      Administrative expenses include the leases for our headquarters in Washington, DC and our regional offices, travel costs, stock record expenses, directors’ fees, legal and accounting fees and various other expenses. Administrative expenses for the years ended December 31, 2000 and 1999 included expenses related to regional offices of Allied Capital Express. The cost of these regional offices was transferred to Business Loan Express at the beginning of 2001. For the years ended December 31, 2001, 2000 and 1999, employee and administrative costs as a percentage of total interest and related portfolio income less interest expense plus net realized and unrealized gains was 18%, 19% and 21%, respectively.

      Net realized gains resulted from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance loans, commercial mortgage loans and CMBS, offset by losses on investments. Net realized and unrealized gains for the years ended December 31, 2001, 2000 and 1999 were as follows:

	2001	2000	1999
(in millions)
Realized gains	$10.1	$28.6	$31.5

Realized losses	(9.4)	(13.1)	(6.1)

Net realized gains	$0.7	$15.5	$25.4

Net unrealized gains	$20.6	$14.9	$2.1

      Realized gains during 2001 primarily resulted from transactions involving three private finance portfolio companies - FTI Consulting, Inc. ($4.6 million), SunSource Inc. ($2.5 million), and Southwest PCS, LLC ($0.8 million), and the sale of CMBS bonds ($1.7 million). We reversed previously recorded unrealized appreciation of $6.5 million when these gains were realized in 2001. Realized gains during 2000 and 1999 resulted primarily from transactions involving eight and six portfolio companies, respectively, and we reversed previously recorded unrealized appreciation of $7.5 million and $14.6 million, respectively, when these gains were realized.

      Realized losses in 2001, 2000 and 1999 represented 0.4%, 0.7% and 0.5% of our total assets, respectively. Realized losses during 2001 resulted primarily from three private finance portfolio investments - Pico Products, Inc. ($2.9 million), Allied Office Products, Inc. ($2.5 million), and Genesis Worldwide, Inc. ($1.1 million), and the continued liquidation of our whole loan commercial real estate portfolio. Losses realized in 2001 had been recognized in net increase in net assets resulting from operations, or net income, over time as unrealized depreciation when we determined that the respective portfolio security’s value had become impaired. Thus, we reversed previously recorded unrealized depreciation totaling $8.9 million, $12.0 million and $5.4 million when the related losses were realized in 2001, 2000 and 1999, respectively.

      As discussed in the “Portfolio and Investment Activity — Private Finance” section above, merger and acquisition activity for 2001 was at a slower pace than prior years. This lower level of activity is reflected in the lower amount of net realized gains in 2001 as compared to 2000 and 1999.

      For a discussion of our fair value methodology and how it affects unrealized gains and losses, see “Unrealized Gains and Losses” included in the “Comparison of Six Months Ended June 30, 2002 and 2001.”

      During 2001, we increased the value of our equity investment in Business Loan Express by $15.5 million and recorded unrealized appreciation. We also increased the value of our investment in WyoTech Acquisition Corporation and recorded unrealized appreciation of $37.0 million. In addition to Business Loan Express and WyoTech, we increased the value of other portfolio investments and recorded unrealized appreciation of a total of $32.9 million for the year ended December 31, 2001. These companies increased in value because of their continued positive performance and valuation data that would indicate that a valuation increase was necessary.

      During the year ended December 31, 2001, we decreased the value of and recorded unrealized depreciation on our investments in Startec Global Communications Corporation by $14.9 million, Galaxy American Communications, LLC by $10.4 million, Schwinn Holdings Corporation by $8.8 million, Avborne, Inc. by $8.4 million and NETtel Communications, Inc. by $7.0 million. In addition, we recorded a net decrease in the value of other portfolio investments by a total of $18.9 million for the year ended December 31, 2001.

      All per share amounts included in Management’s Discussion and Analysis of Financial Condition and Results of Operations have been computed using the weighted average shares used to compute diluted earnings per share, which were 93.0 million, 73.5 million and 60.0 million for the years ended December 31, 2001, 2000 and 1999, respectively. The increases in the weighted average shares reflect the issuance of new shares.

      We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions may differ from net increase in net assets resulting from operations for the fiscal year due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet investment diversification requirements as defined in the Internal Revenue Code; and (4) distribute annually to shareholders at least

90% of our investment company taxable income as defined in the Internal Revenue Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Cash and Cash Equivalents

      At June 30, 2002, and December 31, 2001, we had $4.3 million and $0.9 million, respectively, in cash and cash equivalents. We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. Our objective is to manage to a low cash balance and fund new originations with our revolving line of credit.

Debt and Other Commitments

      We had outstanding debt at June 30, 2002 and December 31, 2001, as follows:

					Annual Portfolio
			Annual		Return to
	Facility	Amount	Interest		Cover Interest
	Amount	Outstanding	Cost(1)		Payments(2)
($ in millions)
At June 30, 2002

Notes payable and debentures:

Unsecured long-term notes	$694.0	$694.0	7.8%		2.1%

Small Business Administration debentures	101.8	94.5	8.2%		0.3%

Auction rate reset note	75.0	75.0	3.7%		0.1%

Overseas Private Investment Corporation loan	5.7	5.7	6.6%		0.0%

Total notes payable and debentures	$876.5	$869.2	7.4%		2.5%

Revolving line of credit	527.5	139.8	4.1	%(3)	0.3%

Total debt	$1,404.0	$1,009.0	7.2%		2.8%

At December 31, 2001

Notes payable and debentures:

Unsecured long-term notes	$694.0	$694.0	7.8%		2.2%

Small Business Administration debentures	101.8	94.5	7.7%		0.3%

Auction rate reset note	81.9	81.9	3.9%		0.1%

Overseas Private Investment Corporation loan	5.7	5.7	6.6%		0.0%

Total notes payable and debentures	$883.4	$876.1	7.4%		2.6%

Revolving line of credit	497.5	144.7	3.2	%(3)	0.3%

Total debt	$1,380.9	$1,020.8	7.0%		2.9%

(1)	The annual interest cost includes the cost of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings.
(2)	The annual portfolio return to cover interest payments is calculated as the June 30, 2002, annualized cost of debt per class of financing divided by total assets at June 30, 2002.
(3)	The current interest rate payable on the revolving line of credit was 4.1% and 3.2% at June 30, 2002 and December 31, 2001, respectively, which excludes the annual cost of commitment fees and other facility fees of $2.0 million.

      Unsecured Long-Term Notes. We have issued long-term debt to institutional lenders, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2003. The notes require payment of interest only semi-annually, and all principal is due upon maturity.

      Small Business Administration Debentures. We, through our small business investment company subsidiary, have debentures payable to the Small Business Administration with terms of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. Under the small business investment company program, we may borrow up to $111.7 million from the Small Business Administration. At June 30, 2002, the Small Business Administration has a commitment to lend up to an additional $7.3 million above the amount outstanding. The commitment expires on September 30, 2005.

      Auction Rate Reset Note. We have an Auction Rate Reset Senior Note Series A that matures on December 2, 2002 and bears interest at the three-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.75%, which adjusts quarterly. Interest is due quarterly, and we, at our option, may pay or defer such interest payments. The amount outstanding on the note will increase as interest due is deferred. As a means to repay the note, we have entered into an agreement with the placement agent of this note to serve as the placement agent on a future issuance of $75.0 million of debt, equity or other securities in one or more public or private transactions. Alternatively, we may repay the note in cash without conducting a capital raise. If we choose to pay in cash without conducting a capital raise, we will incur additional expense of approximately $2.1 million.

      Revolving Line of Credit. As of June 30, 2002, we have a $527.5 million unsecured revolving line of credit that expires in August 2003, with the right to extend maturity for one additional year at our sole option under substantially similar terms. This facility was increased by $30.0 million during the first quarter of 2002 from $497.5 million at December 31, 2001, and may be further expanded up to $600 million. As of June 30, 2002, $382.4 million remains unused and available, net of amounts committed for standby letters of credit of $5.3 million issued under the line of credit facility. The credit facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25% or (ii) the higher of (a) the Bank of America, N.A. prime rate or (b) the Federal Funds rate plus 0.50%. The credit facility requires monthly payments of interest, and all principal is due upon maturity.

      We have various financial and operating covenants required by the revolving line of credit and the notes payable and debentures. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of June 30, 2002, we were in compliance with these covenants.

      The following table shows our significant contractual obligations as of June 30, 2002.

		Payments Due By Year

($ in millions)							After
Contractual Obligations	Total	2002	2003	2004	2005	2006	2006

Notes payable and debentures:

Unsecured long-term notes	$694.0	$—	$140.0	$214.0	$165.0	$175.0	$—

Small Business Administration debentures	94.5	—	—	7.0	14.0	—	73.5

Auction rate reset note	75.0	75.0	—	—	—	—	—

Overseas Private Investment Corporation loan	5.7	—	—	—	—	5.7	—

Revolving line of credit(1)	139.8	—	—	139.8	—	—	—

Operating leases	22.3	1.3	2.6	2.7	2.7	2.6	10.4

Total contractual cash obligations	$1,031.3	$76.3	$142.6	$363.5	$181.7	$183.3	$83.9

(1)	The revolving line of credit expires in August 2003, and may be extended under substantially similar terms for one additional year at our sole option. We assume that we would exercise our option to extend the revolving line of credit, resulting in an assumed maturity of August 2004.

      The following table shows, as of June 30, 2002, our contractual commitments that may have the effect of creating, increasing or accelerating our liabilities.

		Amount of Commitment Expiration Per Year

($ in millions)							After
Commitments	Total	2002	2003	2004	2005	2006	2006

Standby letters of credit	$11.3	$—	$—	$5.3	$—	$—	$6.0

Guarantees	52.2	1.0	—	50.3	0.2	—	0.7

Total commitments	$63.5	$1.0	$—	$55.6	$0.2	$—	$6.7

Equity Capital and Dividends

      Because we are a regulated investment company, we distribute income and require external capital for growth. Because we are a business development company, we are limited in the amount of debt capital we may use to fund our growth, since we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings, or approximately a 1 to 1 debt to equity capital ratio.

      To support our growth during the three and six months ended June 30, 2002 and for the year ended December 31, 2001, we raised $30.0 million, $49.9 million and $286.9 million, respectively, in new equity capital through the sale of shares from our shelf registration statement. We issue equity from time to time when we have attractive investment opportunities. In addition, during the three and six months ended June 30, 2002 and for the year ended December 31, 2001, we raised $1.5 million, $3.1 million and $6.3 million, respectively, in new equity capital through the issuance of shares through our dividend reinvestment plan. At June 30, 2002, total shareholders’ equity had increased to $1,434.5 million.

      Our board of directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. For the first and second quarters of 2002, the board of directors declared a dividend of $0.53 and $0.55 per common share, respectively.

The board of directors has recently declared a dividend of $0.56 per common share for the third quarter of 2002, which will be paid on September 27, 2002 to shareholders of record on September 13, 2002. Dividends are paid based on our taxable income, which includes our taxable interest and fee income as well as taxable net realized capital gains. Our board of directors evaluates whether to retain or distribute capital gains on an annual basis. Our dividend policy allows us to continue to distribute capital gains, but will also allow us to retain gains that exceed a normal capital gains distribution level, and therefore avoid any unusual spike in dividends in any one year. The dividend policy also enables the board of directors to selectively retain gains to support future growth.

      We plan to maintain a strategy of financing our business with cash from operations, through borrowings under short- or long-term credit facilities or other debt securities, through asset sales, or through the sale or issuance of new equity capital. Cash flow from operations before new investments was $258.1 million for the six months ended June 30, 2002, and $330.8 million, $494.6 million, and $420.2 million for the years ended December 31, 2001, 2000 and 1999, respectively. Cash flow from operations before new investments has historically been sufficient to finance our operations.

      We maintain a matched-funding philosophy that focuses on matching the estimated maturities of our loan and investment portfolio to the estimated maturities of our borrowings. We use our short-term credit facilities as a means to bridge to long-term financing, which may or may not result in temporary differences in the matching of estimated maturities. We evaluate our interest rate exposure on an ongoing basis. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.

      At June 30, 2002, our debt to equity ratio was 0.70 to 1 and our weighted average cost of funds was 7.2%. We had $382.4 million available under our revolving line of credit. As a result of the receipt of $77.0 million from the sale of WyoTech on July 1, 2002 and the receipt of $94.7 million from the sale of CMBS bonds on July 31, 2002, there were no amounts drawn on the revolving line of credit as of August 1, 2002. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $522.2 million on August 1, 2002. We believe that we have access to capital sufficient to fund our ongoing investment and operating activities.

CRITICAL ACCOUNTING POLICIES

      Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

        Valuation of Portfolio Investments. As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies and non-investment grade CMBS. Our investments are generally subject to restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the board of directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for establishing the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value, where appropriate. The value of investments in public securities are determined using quoted market prices discounted for restrictions on resale.

        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Loans classified as Grade 4 or Grade 5 assets do not accrue interest. Loan origination fees, original issue discount and market discount are capitalized and then amortized into interest income using the effective interest method. The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date. Prepayment premiums are recorded on loans when received.

      Equity Securities. Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority control positions.

      The value of our equity interests in public companies for which market quotations are readily available is based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on cumulative preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

      Commercial Mortgage-Backed Securities (“CMBS”). CMBS are carried at fair value, which is based upon a discounted cash flow model that utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors and the characteristics of the underlying cash flow. Our assumption with regard to discount rate is based upon the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS as comparable yields in the market change and/or whenever we determine that the value of our CMBS is less than the cost basis due to impairment in the underlying collateral pool.

      Residual Interest. We value our residual interest from a previous securitization and recognize income using the same accounting policies used for the CMBS. The residual interest is carried at fair value based on discounted estimated future cash flows. We recognize income from the residual interest using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

      Net Realized and Unrealized Gains or Losses. Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

      Fee Income. Fee income includes fees for diligence, structuring, transaction services, management services and investment advisory services rendered by us to portfolio companies and other third parties. Diligence, structuring and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

Recent Developments

      During the third quarter ended September 30, 2002, private finance new investment activity totaled approximately $148 million, including loans, debt securities, and equity interests.

SENIOR SECURITIES

      Information about our senior securities is shown in the following tables as of the fiscal year ended December 31, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Unsecured Long-term Notes Payable

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	0	0	—	N/A

1996	0	0	—	N/A

1997	0	0	—	N/A

1998	180,000,000	2,734	—	N/A

1999	419,000,000	2,283	—	N/A

2000	544,000,000	2,445	—	N/A

2001	694,000,000	2,453	—	N/A

2002 (as of June 30, unaudited)	694,000,000	2,562	—	N/A

Small Business Administration Debentures(5)

1992	$49,800,000	$5,789	$—	N/A

1993	49,800,000	6,013	—	N/A

1994	54,800,000	3,695	—	N/A

1995	61,300,000	2,868	—	N/A

1996	61,300,000	2,485	—	N/A

1997	54,300,000	2,215	—	N/A

1998	47,650,000	2,734	—	N/A

1999	62,650,000	2,283	—	N/A

2000	78,350,000	2,445	—	N/A

2001	94,500,000	2,453	—	N/A

2002 (as of June 30, unaudited)	94,500,000	2,562	—	N/A

Auction Rate Reset Note

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	0	0	—	N/A

1996	0	0	—	N/A

1997	0	0	—	N/A

1998	0	0	—	N/A

1999	0	0	—	N/A

2000	76,598,000	2,445	—	N/A

2001	81,856,000	2,453	—	N/A

2002 (as of June 30, unaudited)	75,000,000	2,562	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Overseas Private Investment Corporation Loan

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	0	0	—	N/A

1996	8,700,000	2,485	—	N/A

1997	8,700,000	2,215	—	N/A

1998	5,700,000	2,734	—	N/A

1999	5,700,000	2,283	—	N/A

2000	5,700,000	2,445	—	N/A

2001	5,700,000	2,453	—	N/A

2002 (as of June 30, unaudited)	5,700,000	2,562	—	N/A

Revolving Lines of Credit

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	32,226,000	3,695	—	N/A

1995	20,414,000	2,868	—	N/A

1996	45,099,000	2,485	—	N/A

1997	38,842,000	2,215	—	N/A

1998	95,000,000	2,734	—	N/A

1999	82,000,000	2,283	—	N/A

2000	82,000,000	2,445	—	N/A

2001	144,750,000	2,453	—	N/A

2002 (as of June 30, unaudited)	139,750,000	2,562	—	N/A

Master Repurchase Agreement and Master Loan and Security Agreement

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	23,210,000	3,695	—	N/A

1995	0	0	—	N/A

1996	85,775,000	2,485	—	N/A

1997	225,821,000	2,215	—	N/A

1998	6,000,000	2,734	—	N/A

1999	23,500,000	2,283	—	N/A

2000	0	0	—	N/A

2001	0	0	—	N/A

2002 (as of June 30, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Senior Note Payable(6)

1992	$20,000,000	$5,789	$—	N/A

1993	20,000,000	6,013	—	N/A

1994	20,000,000	3,695	—	N/A

1995	20,000,000	2,868	—	N/A

1996	20,000,000	2,485	—	N/A

1997	20,000,000	2,215	—	N/A

1998	0	0	—	N/A

1999	0	0	—	N/A

2000	0	0	—	N/A

2001	0	0	—	N/A

2002 (as of June 30, unaudited)	0	0	—	N/A

Bonds Payable

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	98,625,000	2,868	—	N/A

1996	54,123,000	2,485	—	N/A

1997	0	0	—	N/A

1998	0	0	—	N/A

1999	0	0	—	N/A

2000	0	0	—	N/A

2001	0	0	—	N/A

2002 (as of June 30, unaudited)	0	0	—	N/A

Redeemable Cumulative Preferred Stock(5)

1992	$1,000,000	$526	$100	N/A

1993	1,000,000	546	100	N/A

1994	1,000,000	351	100	N/A

1995	1,000,000	277	100	N/A

1996	1,000,000	242	100	N/A

1997	1,000,000	217	100	N/A

1998	1,000,000	267	100	N/A

1999	1,000,000	225	100	N/A

2000	1,000,000	242	100	N/A

2001	1,000,000	244	100	N/A

2002 (as of June 30, unaudited)	1,000,000	254	100	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Non-Redeemable Cumulative Preferred Stock(5)

1992	$6,000,000	$526	$100	N/A

1993	6,000,000	546	100	N/A

1994	6,000,000	351	100	N/A

1995	6,000,000	277	100	N/A

1996	6,000,000	242	100	N/A

1997	6,000,000	217	100	N/A

1998	6,000,000	267	100	N/A

1999	6,000,000	225	100	N/A

2000	6,000,000	242	100	N/A

2001	6,000,000	244	100	N/A

2002 (as of June 30, unaudited)	6,000,000	254	100	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

(5)	Issued by our small business investment company subsidiary to the Small Business Administration. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See “Certain Government Regulations — Small Business Administration Regulations.”

(6)	We were the obligor on $15 million of the senior notes. Our small business investment company subsidiary was the obligor on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

BUSINESS

General

      As a business development company, we generally provide long-term debt and equity investment capital to support the expansion of primarily private companies in a variety of industries. We generally invest in illiquid securities through privately negotiated transactions. We have been investing in businesses for over 40 years and have financed thousands of private companies nationwide. Today, our investment and lending activity is generally focused in two areas:

•	Private finance and

•	Commercial real estate finance, primarily the investment in non-investment grade commercial mortgage-backed securities.

      Our investment portfolio consists primarily of long-term unsecured loans with or without equity features, equity investments in middle market companies, which may or may not constitute a controlling equity interest, non-investment grade commercial mortgage-backed securities, and commercial mortgage loans. At June 30, 2002, our investment portfolio totaled $2.4 billion. Our investment objective is to achieve current income and capital gains.

Corporate History and Offices

      Allied Capital Corporation was formed in 1958. On December 31, 1997, Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Commercial Corporation and Allied Capital Advisers, Inc. merged with and into Allied Capital Lending Corporation in a tax-free stock-for-stock exchange. Immediately following the merger, Allied Capital Lending changed its name to “Allied Capital Corporation.”

      We are a Maryland corporation and a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. We are a registered investment adviser. We have a subsidiary that has also elected to be regulated as a BDC, Allied Investment Corporation, which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company. See “Certain Government Regulations” below for further information about small business investment company regulation.

      In addition, we have a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries which are single-member limited liability companies established primarily to hold real estate properties. In April 2001, we established a subsidiary, A.C. Corporation (“AC Corp”), which provides diligence and structuring services on private finance and commercial real estate transactions, as well as structuring, transaction, management and advisory services to Allied Capital, its portfolio companies and other third parties.

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006 and our telephone number is (202) 331-1112. In addition, we have regional offices in New York and Chicago and we also have an office in Frankfurt, Germany.

Private Finance

      We participate in the private equity business generally by providing privately negotiated long-term debt and equity investment capital. Our private finance investment activity is generally focused on providing junior capital, generally in the form of subordinated debt with or without equity features, such as warrants or options, often referred to as mezzanine financing. In certain situations, we may also take a controlling equity position in a company. Our private financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and bridge financings. We generally invest in private companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable.

      At June 30, 2002, 64% of the private finance portfolio consisted of loans and debt securities and 36% consisted of equity securities. In addition, at June 30, 2002, 90% of the private finance portfolio consists of junior securities including mezzanine debt, preferred equity, common equity or warrants or options to purchase preferred or common equity as shown in the table below.

						Public	Private
	Senior		Mezzanine	Preferred	Warrants/	Common	Common
	Notes	Bonds	Debt	Stock	Options	Equity	Equity	Total

Dollars at Value ($ in millions)	$168.8	$0	$882.0	$124.7	$94.3	$5.1	$360.4	$1,635.3

      Our private finance portfolio includes investments in a wide variety of industries, including non-durable consumer products, business services, financial services, light industrial products, retail, education, telecommunications and broadcasting and cable. The industry and geographic compositions of the private finance portfolio at value at June 30, 2002 and December 31, 2001 and 2000 were as follows:

	2002	2001	2000

Industry

Consumer products	30%	28%	26%

Business services	24	22	24

Financial services	16	15	16

Industrial products	10	10	9

Retail	5	5	5

Education	5	5	3

Telecommunications	3	4	6

Broadcasting & cable	2	4	5

Other	5	7	6

Total	100%	100%	100%

Geographic Region

Mid-Atlantic	42%	43%	43%

West	20	19	17

Midwest	17	17	18

Southeast	14	14	12

Northeast	6	5	8

International	1	2	2

Total	100%	100%	100%

      Market and Competition. Capital providers for the finance of private companies can be generally categorized as shown in the diagram below:

Capital Provider	Banks	Commercial Finance Companies	Private Placement/ High Yield	Private Mezzanine Funds	Allied Capital	Private Equity Funds

Primary Business Focus	Senior, short- term debt	Asset-based lending	Large credits (private > $50 mm) (public > $150 mm)	Unsecured long- term debt with warrants Preferred and common equity	Unsecured long- term debt with warrants Preferred and common equity	Equity

Typical Pricing Spectrum*	LIBOR+	[graphic of arrow stretching between “LIBOR+” and “30%+”]				30%+

*	Based on our market experience.

     Banks are primarily focused on providing senior secured and unsecured short-term debt. They typically do not provide meaningful long-term unsecured loans. Commercial finance companies are primarily focused on providing senior secured long-term debt. The private placement and high-yield debt markets are focused primarily on very large financing transactions, typically in excess of the financings we do. We generally do not compete with banks, commercial finance companies, or the private placement/high yield market. Instead, we compete directly with the private mezzanine sector of the private capital market. Private mezzanine funds are also focused on providing unsecured long-term debt to private companies for the types of transactions discussed above. We believe that we have key structural and operational advantages when compared to private mezzanine funds.

      Many private mezzanine funds operate with a more expensive cost structure than ours because of carried interest fees paid to the management of the funds. In addition, our access to the public equity markets generally gives us a lower cost of capital than that of private funds. Our lower cost of capital may give us a pricing advantage when competing for new investments. In addition, the perpetual nature of our corporate structure enables us to be a better long-term partner for our portfolio companies than a traditional mezzanine fund, which typically has a limited life.

      Over our 40-year history, we have developed and maintained relationships with intermediaries including investment banks, financial services companies and private mezzanine and equity sponsors, through which we source investment opportunities. Through these relationships, especially those with equity sponsors, we have been able to strengthen our position as a long-term investor. For the transactions in which we have provided debt capital, an equity sponsor provides a reliable source of additional equity capital if the portfolio company requires additional financing. Private equity sponsors also assist us in confirming our own due diligence findings when assessing a new investment opportunity, and they provide assistance and leadership to the portfolio company’s management team throughout our investment period.

      Investment Criteria. When assessing a prospective investment, we look for companies with certain target characteristics, which may or may not be present in the companies in which we invest. Our target characteristics generally include the following:

•	Management teams with meaningful equity ownership

•	Dominant or defensible market position

•	High return on invested capital

•	Revenues of $50 million to $500 million

•	Stable operating margins

•	EBITDA of at least $5 million

•	Solid cash flow margins

•	Sound balance sheets

      We generally target and do not target the following industries, though we will consider investments in any industry if the prospective company demonstrates unique characteristics that make it an attractive investment opportunity:

Industries Targeted	Industries Not Targeted
Less Cyclical/Cash Flow Intensive/	Cyclical/Capital Intensive/
High Return on Capital	Low Return on Capital

Consumer products Business services Financial services Light industrial products Broadcasting/Cable	Heavy equipment Natural resources Commodity retail Low value-add distribution Agriculture Transportation

      Investment Structure. Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and the other capital providers, including senior, junior and equity capital providers, to structure a “deal.” We negotiate among these parties to agree on how our investment is expected to relate relative to the other capital in the portfolio company’s capital structure. Generally, our private finance portfolio companies seek a component of senior capital above us and an equity piece below us.

      Our private finance mezzanine investments are generally structured as an unsecured, subordinated loan that carries a relatively high contractual fixed interest rate generally in excess of 12%, to provide interest income. Approximately 97% of the loans and debt securities in the private finance portfolio have fixed rates of interest. The loans generally have interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of five to ten years, although debt maturities and principal amortization schedules vary. Such payments are generally made to us quarterly.

      Our mezzanine debt instruments are tailored to the facts and circumstances of the deal. The specific structure is negotiated over a period of several weeks and is designed to protect our rights and manage our risk in the transaction. We may structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions and board observation. Our private finance mezzanine investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. The warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as the portfolio company appreciates in value, we achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. We seek to achieve additional investment return from the appreciation and sale of our warrants. We generally target a total return of 16% to 25% for our private finance mezzanine investments. The typical private finance structure focuses, first, on the protection of our investment principal and then on investment return.

      We exit our private finance investments generally when a liquidity event takes place, such as the sale, recapitalization or initial public offering of such portfolio company. Generally, our warrants expire five years after the related debt is repaid. The warrants typically include registration rights, which allow us to sell the securities if the portfolio company completes a public offering. Most of the gains we realize from our warrant portfolio arise as a result of the sale of the portfolio company to another business or through a recapitalization. Historically, we have not been dependent on the public equity markets for the sale of our warrant positions.

      We may also acquire preferred or common equity in a company as a part of our private finance investing activities, particularly when we see a unique opportunity to profit from the growth of a company. Preferred equity investments may be structured with a dividend yield, which would provide us with a current return. With respect to preferred or common equity investments, we generally target an investment return of 25% to 40%.

      In addition to our private finance mezzanine investment activities, we may acquire more than 50% of the common stock of a company in a control buyout transaction. In addition to our common equity investment, we may also provide additional capital to the controlled portfolio company in the form of senior loans, subordinated debt or preferred stock. The types of companies that we would acquire through a control buyout transaction are generally the same types of companies that we would invest in through our other private finance investing activities. In particular, we may see opportunities to acquire illiquid public companies and take them private. We intend to be selective about the companies in which we would acquire a controlling interest to ensure that we maintain a diversified portfolio with respect to industry types.

      We generally structure our control investments such that we earn a current return through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common stock, and management or transaction services fees to compensate us for the managerial assistance that we provide to a controlled portfolio company. For these types of investments, we generally target an overall investment return on control investments of 25% to 40%.

      We fund new investments using cash, through the issuance of common equity, the reinvestment of previously accrued interest and dividends in debt and equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time, we may also opt to reinvest accrued interest receivable in a new debt or equity security, in lieu of receiving such interest in cash and funding a subsequent growth investment. When we acquire a controlling interest in a company, we may have the opportunity to acquire the company’s equity with our common stock. The issuance of our stock as consideration may provide us with the benefit of raising equity without having to access the public markets in an underwritten offering, including the added benefit of the elimination of any underwriter commissions.

      As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. In addition to the interest and dividends received from our private finance investments, we will often generate additional fee income for the structuring, diligence, transaction and management services and guarantees we provide to our portfolio companies.

Commercial Real Estate Finance

      Our commercial real estate investment activity is primarily focused on the investment in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS. As an investor, we believe that CMBS has attractive risk/return characteristics. The CMBS bonds in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Unlike most “junk bonds,” which are typically unsecured debt instruments, the non-investment grade CMBS bonds in which we invest are secured by an underlying collateral pool of commercial mortgage loans, which are, in turn, secured by commercial real estate. The underlying collateral for our CMBS bonds consists of senior mortgage loans on commercial real estate properties where the loans, on average, were underwritten to achieve a loan to value ratio of approximately 70%. We invest in CMBS bonds on the initial issuance of the CMBS bond offering, and are able to underwrite and negotiate to acquire the securities at a significant discount from their face amount, generally resulting in an estimated yield to maturity ranging from 13% to 16%. We find the yields for CMBS bonds attractive given their collateral protection.

      We believe this risk/return dynamic exists in the market because there are significant barriers to entry for a non-investment grade CMBS investor. First, non-investment grade CMBS are long-term investments and require long-term investment capital. Our capital structure, which is in excess of 50% equity capital, is well suited for this asset class. Second, when we purchase CMBS bonds in an initial issuance, we re-underwrite the mortgage loans in the underlying collateral pool, and we meet with issuers to discuss the nature and type of loans we will accept into the pool. We have significant commercial mortgage loan underwriting expertise, both in terms of the number of professionals we employ and the depth of their commercial real estate experience. Access to this type of expertise is another barrier to entry into this market.

      As a non-investment grade CMBS investor, we recognize that non-investment grade bonds have a higher degree of risk than do investment-grade bonds. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. They tend to be less liquid, may have a higher risk of default, and may be more difficult to value. We invest in non-investment grade CMBS bonds represented by the “BB+” to non-rated tranches of a CMBS issuance. The non-investment grade CMBS bonds in which we invest are junior in priority for payment of principal and interest to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, our most subordinate tranch will bear this loss first. At June 30, 2002, our CMBS bonds were subordinate to 92% to 97% of the tranches of bonds issued in various CMBS transactions.

      To mitigate the risks associated with a CMBS investment discussed above, we perform extensive due diligence prior to each investment in CMBS. The underwriting procedures and criteria used to underwrite each of the commercial mortgage loans in each collateral pool are described in detail below. We will only invest in CMBS when we believe, as a result of our underwriting procedures, that the underlying mortgage pool adequately secures our position. At June 30, 2002, the underlying pools of mortgage loans that are collateral for our CMBS bonds consisted of approximately 4,100 commercial mortgage loans with a total outstanding principal balance of $22.9 billion. These mortgage loans are secured by properties located in diverse geographic locations across the United States, and include a variety of property types such as retail, multi-family housing, office, and hospitality.

      The property types and the geographic composition of the underlying mortgage loans securing the CMBS bonds calculated using the outstanding principal balance at June 30, 2002 and December 31, 2001 and using the underwritten principal balance at December 31, 2000 were as follows:

	2002	2001	2000

Property Type

Retail	31%	31%	32%

Housing	27	27	30

Office	21	22	21

Hospitality	7	7	8

Other	14	13	9

Total	100%	100%	100%

Geographic Region

West	31%	32%	31%

Mid-Atlantic	25	24	23

Midwest	22	21	22

Southeast	17	17	19

Northeast	5	6	5

Total	100%	100%	100%

      In addition to our CMBS bond investments, we have invested in the preferred shares of three collateralized debt obligations, or CDOs, secured by investment grade unsecured debt issued by various real estate investment trusts, or REITs, and non-investment grade CMBS bonds. The preferred shares are junior in priority for payment of principal to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the preferred shares will bear this loss first. At June 30, 2002, our preferred shares in the CDOs were subordinate to approximately 95% of the more senior tranches of debt issued by the CDOs. The yield on the CDOs at June 30, 2002 was 17.2%.

      Our CMBS investing activity complements our private finance activity because it provides a steady stream of recurring interest income. In addition, given the depth of our commercial real estate experience and the due diligence that we perform prior to an investment in CMBS, we have from time to time received structuring and diligence fees upon the investment in CMBS bonds. These fees are separately negotiated for each transaction. In order to maintain a balanced investment portfolio, we expect to limit our investment in CMBS to approximately 20% to 25% of total assets.

Investment Advisory Services

      We are a registered investment adviser, pursuant to the Investment Advisers Act of 1940, and have a wholly owned subsidiary that has an investment advisory agreement to manage a private investment fund. The revenue generated from this agreement is not material to our operations.

Investment Sourcing

      We maintain a network of relationships with investors, lenders and intermediaries including:

•	private mezzanine and equity investors;

•	boutique investment banks;

•	business brokers;

•	merger and acquisition advisors;

•	financial services companies; and

•	banks, law firms and accountants.

      We believe that our experience and reputation provide a competitive advantage in originating new investments. We have established an extensive network of investment referral relationships over our history.

Investment Approval and Underwriting Procedures

      In assessing new investment opportunities, we follow an institutionalized process which includes a due diligence process and a centralized credit and investment approval process requiring committee review, all of which are described below.

      Private Finance. The typical private finance transaction requires two to four months of diligence and structuring before funding occurs. The due diligence process is significantly longer for those transactions in which we take a control position or substantial equity stake in the company. The key steps in our private finance investment process are as follows:

•	Initial investment screening

•	Presentation of investment to investment professionals at weekly meeting

•	Initial approval of the investment by the investment committee

•	Due diligence completed and investment structured

•	Independent internal peer review of the investment completed

•	Final approval of the investment by the investment committee

•	Approval of the investment by the executive committee of the board of directors (for all investments greater than $10 million)

•	Investment is funded

      In a typical private financing, we thoroughly review, analyze and substantiate, through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, often with assistance of an accounting firm; perform operational due diligence, often with the assistance of an industry consultant; study the industry and competitive landscape; and conduct numerous reference checks with current and former employees, customers, suppliers and competitors.

      Private finance transactions are approved by an investment committee consisting of our most senior officers and chaired by our Chairman and Chief Executive Officer, William L. Walton. The private finance approval process benefits from the experience of the investment committee members and from the experience of our other investment professionals who have significant professional experience. For every transaction of $10 million or greater, we also require approval from the executive committee of the board of directors in addition to the investment committee approval. Even after all such approvals are received, due diligence must be successfully completed with final investment committee approval before funds are disbursed to a portfolio company.

      CMBS. We receive extensive packages of information regarding the mortgage loans comprising a CMBS pool. We work with the issuer, the investment bank, and the rating agencies in performing our diligence on a CMBS investment. The typical CMBS investment takes between two to three months to complete because of the breadth and depth of our diligence procedures. The key steps in our CMBS investment process are as follows:

•	Review initial loan collateral pool data

•	Prepare and submit a preliminary bid letter to purchase non-investment grade bonds

•	Commence underwriting process for loans in collateral pool including physical site inspection

•	Review re-underwriting data for the entire pool

•	Submit bond purchase to investment committee for approval

•	Submit bond purchase to executive committee of the board of directors for approval

•	Complete final pricing and structuring of investment

•	Fund investment

      We re-underwrite the underlying commercial mortgage loans securing the CMBS. We challenge the estimate of underwriteable cash flow and challenge necessary carve-outs, such as replacement reserves. We study the trends of the industry and geographic location of each property, and independently assess our own estimate of the anticipated cash flow over the period of the loan. Our loan officers and consultants physically inspect the collateral properties, and assess appraised values based on our own opinion of comparable market values.

      Based on the findings of our diligence procedures, we may reject certain mortgage loans from inclusion in the pool. We then formulate our negotiated price and discount to achieve an effective loss-adjusted yield on our investment over a ten-year period to approximate 13% to 16%.

      CMBS transactions are approved by an investment committee consisting of our most senior officers and chaired by our Chairman and Chief Executive Officer, William L. Walton. CMBS transactions over $10 million are reviewed and approved by the executive committee of the board of directors.

Portfolio Management

      Portfolio Diversity.  We monitor the portfolio to maintain industry diversity. We currently do not have a policy with respect to “concentrating” (i.e., investing 25% or of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

      Loan Servicing.  Our loan servicing staff is responsible for routine loan servicing, which includes:

•	delinquency monitoring;

•	payment processing;

•	borrower inquiries;

•	escrow analysis and processing;

•	third-party reporting; and

•	insurance and tax administration.

      In addition, our staff is responsible for special servicing activities including delinquency monitoring and collection, workout administration and management of foreclosed assets.

Portfolio Monitoring and Valuation

      We use a grading system in order to help us monitor the credit quality of our portfolio and the potential for capital gains.

      Grading System. The grading system assigns grades to investments from 1 to 5, and the portfolio was graded at June 30, 2002 as follows:

			Percentage
		Portfolio at	of Total
Grade	Description	Value	Portfolio

		(in millions)
1	Probable capital gain	$793.6	33.3%
2	Performing security	1,400.0	58.8
3	Close monitoring — no loss of principal or interest expected	46.7	2.0
4	Workout — Some loss of current interest expected	43.6	1.8
5	Workout — Some loss of principal expected	97.1	4.1

		$2,381.0	100.0%

      Valuation Methodology. We determine the fair value of each investment in our portfolio on a quarterly basis. At June 30, 2002, approximately 93% of our total assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily ascertainable market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily ascertainable market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate. Changes in fair value are recorded in the statement of operations as unrealized gains and losses.

      As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies and non-investment grade CMBS. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based upon the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results of the portfolio company. We generally require portfolio companies to provide annual audited and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based upon multiples of EBITDA, cash flow, net income, revenues or in limited instances book value. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, or acquisition, recapitalization or restructuring related items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be private relative to a peer group, but the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based upon future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies are determined based upon various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other pertinent factors such as recent offers to purchase a portfolio company’s equity interest or other liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Valuation Methodology — CMBS Bonds. CMBS bonds are carried at fair value, which is based upon a discounted cash flow model which utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors and the characteristics of the underlying cash flow. Our assumption with regard to discount rate is based upon the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS bonds, as comparable yields in the market change and/or whenever we determine that the value of our CMBS bonds is less than the cost basis due to impairment in the underlying collateral pool.

      Valuation Process. The following is a description of the steps we take each quarter to determine the fair value of our portfolio.

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment, led by the Managing Director who is responsible for the relationship.

•	Preliminary valuation conclusions are then discussed and documented in a valuation write-up and/ or worksheet and then discussed with our portfolio management team under the supervision of the Chief Financial Officer.

•	The investment committee, consisting of our most senior officers and chaired by our Chairman and Chief Executive Officer, William L. Walton, meets to discuss valuations as preliminarily determined and documented by each deal team, questions the valuation data and conclusions, and arrives at an investment committee view of valuation.

•	The investment committee provides comments on the preliminary valuation and the deal team and portfolio management team respond and supplement the documentation based upon those comments.

•	The valuation documentation is updated and distributed to our board of directors and the audit committee of the board of directors.

•	The audit committee meets in advance of the board of directors to discuss the valuations and supporting documentation.

•	The board of directors meets to discuss valuations and review the input of the audit committee and management.

•	To the extent changes or additional information is deemed necessary, a follow-up board meeting, executive committee meeting or audit committee meeting may take place.

•	The board of directors determines the final fair value of the portfolio in good faith.

          Portfolio Monitoring. We monitor loan delinquencies in order to assess the appropriate course of action and overall portfolio quality. With respect to our private finance portfolio, investment professionals closely monitor the status and performance of each individual investment throughout each quarter. This portfolio company monitoring process includes discussions with the senior management team of the company’s financial performance, the review of current financial statements and generally includes attendance at portfolio company board meetings. Through the process, investments that may require closer monitoring are generally detected early, and for each such investment, an appropriate course of action is determined. For the private finance portfolio, loan delinquencies or payment default is not necessarily an indication of credit quality or the need to pursue active workout of a portfolio investment. Because we are a provider of long-term privately negotiated investment capital, it is not atypical for us to defer payment of principal or interest from time to time. As a result, the amount of our private finance portfolio that is delinquent at any one time may vary. The nature of our private finance portfolio relationships frequently provide an opportunity for us to restructure the debt and equity capital of the portfolio company. During such restructuring, we may not receive or accrue interest or dividend payments. Our senior investment professionals actively work with the portfolio company in these instances to negotiate an appropriate course of action.

      The investment portfolio is priced to provide current returns for shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including current interest or dividends plus capital gains from sale of equity securities. Therefore, the amount of loans that are delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. Our portfolio grading system is used as a means to assess loss of current interest (Grade 4 assets) or loss of investment principal (Grade 5 assets). We expect that a certain number of portfolio companies will be in the Grade 4 or 5 categories from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grades 4 and 5 may fluctuate significantly from quarter to quarter. We continue to follow our historical practice of working with a troubled portfolio company in order to recover the maximum amount of our investment, but record unrealized depreciation for the full amount of the expected loss when such exposure is identified.

      With respect to our CMBS portfolio, we monitor the performance of the individual loans in the underlying collateral pool through market data and discussions with the pool master servicers and special servicers. The master servicers are responsible for the day-to-day loan servicing functions, including billing, payment processing, collections on loans less than 60 days past due, tax and insurance escrow processing, and property inspections. The special servicers are responsible for collections on loans greater than 60 days past due, including workout administration and management of foreclosed properties. We discuss the status of past due or underperforming loans with the master servicers on a monthly basis. When a loan moves to a special servicer, a workout plan is formulated by the special servicer and generally reviewed by us as the directing certificate holder. Once reviewed by us, the special servicer carries out the workout plan, updating us on the status. We have the ability to replace the named special servicer at any time. With respect to our collateralized debt obligation, or CDO investments, we act as the disposition consultant with respect to two of the CDOs, which allows us to approve disposition plans for individual collateral securities. For these services, we collect annual fees based on the outstanding collateral pool balance.

Employees

      At June 30, 2002, we employed 103 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of these individuals are located in the Washington, DC office. We believe that our relations with our employees are excellent.

Legal Proceedings

      A series of class action lawsuits have been filed in the United States District Court for the Southern District of New York against us, certain of our directors and officers and our former independent auditors, Arthur Andersen LLP, with respect to alleged violations of the securities laws. These lawsuits allege violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, specifically they allege, among other things, that we purportedly misstated the value of certain portfolio investments in our financial statements, which allegedly resulted in the purchase of our common stock by purported class members at artificially inflated prices. Several of the complaints also allege state law claims for common law fraud. The complaints seek compensatory and other damages, and costs and expenses associated with the litigation. The lawsuits have been consolidated into a single proceeding captioned In re Allied Capital Corp. Securities Litigation, 02 CV 3812. We believe that the lawsuit is without merit, and we intend to defend the lawsuit vigorously. While we do not expect these matters to materially affect our financial condition or results of operations, there can be no assurance as to whether any such pending litigation will have a material adverse effect on our financial condition or results of operations in any future reporting period.

      We are also a party to certain other lawsuits in the normal course of our business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

      The following is a listing of our portfolio companies in which we had an equity investment at June 30, 2002. The portfolio companies are presented in three categories — companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company.

      We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards. For information relating to the amount and nature of our investments in portfolio companies, see our consolidated statement of investments at June 30, 2002 at pages F-6 to F-14.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Companies More Than 25% Owned

Acme Paging, L.P.(2)(3)	Paging Services	Equity Interests	1.8%
6080 SW 40th Street, Suite 3		Equity Interests
Miami, FL 33155		in Affiliate	76.9%

American Healthcare Services, Inc.	Consumer Health	Common Stock	80.3%
(formerly Physicians Specialty	Services Provider
Corporation)(2)(3)
1150 Lake Hearn Drive
Atlanta, GA 30342

Business Loan Express, Inc.(2)(3)	Small Business Lender	Preferred Stock	100.0%
645 Madison Ave.		Common Stock	94.9%
19th Floor
New York, NY 10022

The Color Factory Inc.(2)(3)	Cosmetic Manufacturer	Preferred Stock	100.0%
11312 Penrose Street		Common Stock	100.0%
Sun Valley, CA 91352

Directory Investment Corporation(2)(3)	Telephone Directories	Common Stock	50.0%
1919 Pennsylvania Avenue, N.W.
Washington, DC 20006

Directory Lending Corporation(2)(3)	Telephone Directories	Common Stock	50.0%
1919 Pennsylvania Avenue, N.W.
Washington, DC 20006

EDM Consulting, LLC	Environmental	Equity Interest	25.0%
14 Macopin Avenue	Consulting
Montclair, NJ 07043

Elmhurst Consulting, LLC(2)(3)	Consulting Firm	Equity Interest	100%
360 W. Butterfield Road,		Common Stock in
Suite 400		Controlled Company	95.0%
Elmhurst, IL 60126

Foresite Towers, LLC(2)(3)	Tower	Common Equity Interest	70.0%
22 Iverness Center Parkway	Leasing	Series A Preferred
Suite 50		Equity Interest	100.0%
Birmingham, AL 35242		Series B Preferred
		Equity Interest	100.0%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Gordian Group, Inc.(2)(3)	Financial Advisory Services	Common Stock	100.0%
499 Park Avenue
5th Floor
New York, NY 10022

HealthASPex, Inc.(2)(3)	Third Party	Class A Convertible
2812 Trinity Square Drive	Administrator	Preferred Stock	69.9%
Carrollton, TX 75006		Class B Convertible
		Preferred Stock	67.3%
		Common Stock	45.8%

The Hillman Companies, Inc. (formerly SunSource Inc.)(2)(3)	Merchandiser of Retail	Common Stock	93.2%
One Logan Square	Hardware Supplies
Philadelphia, PA 19013

HMT, Inc.	Storage Tank	Convertible Preferred
1422 FM 1960 W.	Maintenance &	Stock	36.4%
Suite 350	Repair	Common Stock	26.1%
Houston, TX 77068		Warrants to Purchase
		Common Stock	10.0%

Monitoring Solutions, Inc.	Air Emissions	Common Stock	25.0%
4303 South High School Road	Monitoring	Warrants to Purchase
Indianapolis, IN 46241		Common Stock	50.0%

MVL Group, Inc.(2)(3)	Market Research	Common Stock	63.7%
1061 E. Indiantown Road	Services
Suite 300
Jupiter, FL 33477

Spa Lending Corporation(2)(3)	Health Spas	Series A Preferred Stock	100.0%
1919 Pennsylvania Avenue, N.W.		Series B Preferred Stock	68.4%
Washington, DC 20006		Series C Preferred Stock	46.3%
		Common Stock	62.1%

STS Operating, Inc. (d/b/a SunSource Technology Services, Inc.)(3)	Engineering Design and	Common Stock	42.2%
2301 Windsor Court	Services
Addison, IL 60101

Sure-Tel, Inc.(3)	Prepaid Telephone	Preferred Stock	50.0%
5 North McCormick	Services Company	Common Stock	37.0%
Oklahoma City, OK 73127

Total Foam, Inc.	Packaging Systems	Common Stock	49.0%
P.O. Box 688
Ridgefield, CT 06877

WyoTech Acquisition Corporation(2)(3)(4)	Vocational School	Preferred Stock	100.0%
4373 N. 3rd Street		Common Stock	99.0%
Laramie, WY 82072

Companies 5% to 25% Owned

Aspen Pet Products, Inc.	Pet Product	Series B Preferred Stock	40.8%
11701 East 53rd Ave.	Provider	Series A Common Stock	4.7%
Denver, CO 80239

Autania AG	Machine and Tool	Common Stock	6.2%
Industriestrasse 7	Manufacturer
65779 Kelkheim
Germany

Colibri Holding Corporation	Outdoor Living Products	Preferred Stock	5.9%
2201 S. Walbash Street		Common Stock	4.2%
Denver, CO 80231		Warrants to Purchase
		Common Stock	2.4%

CorrFlex Graphics, LLC(3)	Packaging Manufacturer	Warrants to Purchase	4.8%
P.O. Box 1337		Common Stock
Monroe, NC 28110		Options to Purchase	7.0%
		Common Stock

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Csabai Canning Factory Rt.	Food Processing	Hungarian Quotas	9.2%
5600 Békéscasba
Békís: vt 52-54 Hungary

CyberRep(4)	Operator of Call Service	Warrants to Purchase	31.7%
8300 Greensboro Drive, 6th Floor	Centers	Common Stock
McLean, VA 22102

The Debt Exchange, Inc.	Online Sales of	Series B Convertible	40.0%
101 Arch Street, Suite 410	Distressed Assets	Preferred Stock
Boston, MA 02110

Gibson Guitar Corporation(3)	Guitar Manufacturer	Warrants to Purchase	3.0%
1818 Elm Hill Pike		Common Stock
Nashville, TN 37210

International Fiber Corporation	Cellulose and Fiber	Common Stock	11.7%
50 Bridge Street	Producer	Warrants to Purchase
North Tonawanda, NY 14120		Common Stock	3.0%

Liberty-Pittsburgh Systems, Inc.	Business Forms Printing	Common Stock	17.2%
265 Executive Drive
Plainview, NY 11803

Litterer Beteiligungs-GmbH	Scaffolding Company	Equity Interest	15.0%
Uhlandstrasse 1
69493 Hirschberg
Germany

Logic Bay Corporation	Computer-Based	Series C Redeemable	29.4%
7900 International Drive	Training Developer	Preferred Stock
Suite 750
Minneapolis, MN 55425

Magna Card, Inc.	Magnet Packager	Preferred Stock	6.3%
10315 South Dolifield Rd.	and Distributor	Common Stock	5.4%
Owings Mills, MD 21117

Master Plan, Inc.	Healthcare Outsourcing	Common Stock	8.5%
21540 Plummer Street
Chatsworth, CA 91311

MortgageRamp.com, Inc.(3)	Internet Based	Class A Common	7.7%
116 Welsh Road	Loan Origination	Stock
Horsham, PA 19044	Service Platform

Morton Grove Pharmaceuticals, Inc.	Generic Drug	Convertible	23.9%
6451 West Main Street	Manufacturer	Preferred Stock
Morton Grove, IL 60053

Nobel Learning Communities, Inc.	Educational Services	Series D Convertible	100.0%
1400 N. Providence Road,		Preferred Stock
Suite 3055		Warrants to Purchase	11.6%
Media, PA 19063		Common Stock

North American Archery, LLC(3)	Sporting Equipment	Debentures Convertible	26.9%
1733 Gunn Highway	Manufacturer	into LLC Equity
Odessa, FL 33556		Interest

Packaging Advantage Corporation	Personal Care,	Common Stock	11.4%
4633 Downey Road	Household and	Warrants to Purchase	5.5%
Los Angeles, CA 90058	Disinfectant Product	Common Stock
	Packager

Professional Paint, Inc.	Paint Manufacturer	Series A-1 Senior	100.0%
3900 Joliet Street		Exchangeable Preferred
Denver, CO 80239		Stock
		Common Stock	13.8%
Progressive International

Corporation	Retail Kitchenware	Series A Redeemable	6.3%
6111 S. 228th Street		Preferred Stock
P.O. Box 97045		Common Stock	0.6%
Kent, WA 98064		Warrants to Purchase	32.0%
		Common Stock

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Redox Brands, Inc.(3)	Household Cleaning	Series A Convertible	100.0%
9100 Centre Point Drive	Products	Preferred Stock
Suite 200		Warrants to Purchase	3.5%
West Chester, OH 45069		Class A Common Stock

Staffing Partners Holding Company, Inc.	Temporary Employee	Redeemable Preferred	48.3%
104 Church Lane #100	Services	Stock
Baltimore, MD 21208		Class A-1 Common	50.0%
		Stock
		Class A-2 Common	24.4%
		Stock
		Class B Common	24.0%
		Stock

Companies Less Than 5% Owned

Advantage Mayer, Inc.	Regional Food	Warrants to Purchase	4.5%
3444 Memorial Highway	Broker	Common Stock
Tampa, FL 33607

Alderwoods Group, Inc.	Death Care Services	Common Stock	0.9%
311 Elm Street, Suite 1000
Cincinnati, OH 45202

Allied Office Products, Inc.	Office Products	Warrants to Purchase	0.0%
75 Route 17 South		Common Stock
Hasbrouck Heights, NJ 07604

American Barbecue & Grill, Inc.	Restaurant Chain	Warrants to Purchase	17.3%
7300 W. 110th Street, Suite 570		Common Stock
Overland Park, KS 66210

American HomeCare Supply, LLC	Home Medical	Warrants to	2.5%
One First Avenue	Equipment	Purchase Class A
Suite 100	Provider	Common Units
Conshohocken, PA 19428

ASW Holding Corporation	Steel Wool Manufacturer	Warrants to Purchase	5.0%
2825 W. 31st Street		Common Stock
Chicago, IL 60623

Avborne, Inc.	Aviation Services	Warrants to Purchase	3.5%
c/o Trivest, Inc.		Common Stock
5300 NW 36th Street
Miami, FL 33152

Blue Rhino Corporation	Propane Cylinder	Warrants to Purchase	12.8%
104 Cambridge Plaza Drive	Exchange	Common Stock
Winston-Salem, NC 27104

Border Foods, Inc.	Mexican Ingredient &	Series A Convertible	9.4%
J Street	Food Product	Preferred Stock
Deming Industrial Park	Manufacturer	Warrants to Purchase	88.6%
Deming, NM 88030		Common Stock

Camden Partners Strategic Fund II, L.P.	Private Equity Fund	Limited Partnership	4.2%
One South Street		Interest
Suite 2150
Baltimore, MD 21202

Candlewood Hotel Company	Extended Stay	Series A Convertible	5.0%
9342 East Central	Facilities	Preferred Stock
Wichita, KS 67206

Celebrities, Inc.	Radio Stations	Warrants to Purchase	25.0%
408-412 W. Oakland Park		Common Stock
Boulevard
Ft. Lauderdale, FL 33311-1712

Component Hardware Group, Inc.	Designer & Developer	Class A Preferred Stock	9.1%
1890 Swarthmore Ave.	of Hardware	Common Stock	8.2%
P.O. Box 2020	Components
Lakewood, NJ 08701

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Convenience Corporation of America	Convenience Store Chain	Series A Preferred Stock	10.0%
711 N. 108th Court		Warrants to Purchase	4.0%
Omaha, NE 68154		Senior Preferred Stock

Cooper Natural Resources, Inc.	Sodium Sulfate Producer	Series A Convertible	100.0%
P.O. Box 1477		Preferred Stock
Seagraves, TX 79360		Warrants to Purchase	46.7%
		Series A Convertible Preferred Stock Warrants to Purchase	2.5%
		Common Stock

Cumulus Media, Inc.	Radio Stations	Common Stock	0.0%
111 Kilbourne Avenue
Suite 2700
Milwaukee, WI 53202

Drilltec Patents & Technologies Company, Inc.	Drill Pipe Packager	Warrants to Purchase	15.0%
10875 Kempwood Drive, Suite 2		Common Stock
Houston, TX 77043

eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership	25.0%
1101 Connecticut Ave, NW		Interest
7th Floor
Washington, DC 20036

Elexis Beta GmbH	Distance Measurement	Options to Purchase	9.8%
Ulmenstraße 22	Device	Shares
60325 Frankfurt am Main	Manufacturer
Germany

E-Talk Corporation	Telecommunications	Warrants to Purchase	5.5%
4425 Cambridge Road	Software Provider	Common Stock
Fort Worth, TX 76155-2692

Executive Greetings, Inc.	Personalized Business	Warrants to Purchase	0.9%
120 Industrial Park Access Road	Products	Common Stock
New Hartford, CT 06057

ExTerra Credit Recovery, Inc.	Consumer Finance	Series A Preferred Stock	0.9%
35 Lennon Lane, Suite 200	Receivable Collections	Common Stock	0.7%
Walnut Creek, CA 94598		Warrants to Purchase	0.7%
		Common Stock

Fairchild Industrial Products Company	Industrial Controls	Warrants to Purchase	20.0%
3920 Westpoint Boulevard	Manufacturer	Common Stock
Winston-Salem, NC 27013

Galaxy American Communications, LLC	Cable Television	Options to Purchase	51.0%
1220 N. Main Street	Operator	Common LLC Interest
Sikeston, MO 63801

Garden Ridge Corporation	Home Decor Retailer	Series A Preferred Stock	2.6%
650 Madison Avenue		Common Stock	4.8%
New York, NY 10022

Ginsey Industries, Inc.	Bathroom Accessories	Convertible Debentures	8.3%
281 Benigno Boulevard	Manufacturer	Warrants to Purchase	17.1%
Bellmawr, NJ 08031		Common Stock

Global Communications, LLC	Muzak Franchisee	Preferred Equity Interest	59.3%
201 East 69th Street		Options for Common	59.3%
New York, NY 10021		Membership Interest

Grant Broadcasting Systems II	Television Stations	Warrants to Purchase	25.0%
919 Middle River Drive,		Common Stock
Suite 409		Warrants to Purchase	25.0%
Ft. Lauderdale, FL 33304		Common Stock in Affiliate Company

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Grotech Partners VI, L.P.	Private Equity Fund	Limited Partnership	3.1%
c/o Grotech Capital Group		Interest
9690 Deereco Road
Suite 800
Timonium, MD 21093

The Hartz Mountain Corporation	Pet Supply	Common Stock	2.0%
400 Plaza Drive	Manufacturer	Warrants to Purchase	4.3%
Secaucus, NJ 07094		Common Stock

Hotelevision, Inc.	Hotel Cable-TV	Series 3	16.2%
599 Lexington Avenue	Network	Preferred Stock
Suite 2300
New York, NY 10022

Icon International, Inc.	Corporate Barter	Class A Common Stock	0.8%
281 Tressor Boulevard	Services	Class C Common Stock	0.2%
8th Floor
Stamford, CT 06901

Impact Innovations Group, LLC	Information Technology	Warrants to Purchase	4.0%
5825 Glenridge Drive	Services Provider	Common Stock
Building II, Suite 107
Atlanta, GA 30328

Interline Brands, Inc.	Repair and Maintenance	Senior Preferred Stock	0.9%
(also know as Wilmar Industries,	Product Distributor	Common Stock	0.9%
Inc.)		Warrants to Purchase	1.3%
303 Harper Drive		Common Stock
Moorestown, NJ 08057

JRI Industries, Inc.	Machinery Manufacturer	Warrants to Purchase	7.5%
2958 East Division		Common Stock
Springfield, MO 65803

Julius Koch USA, Inc.	Mini-Blind Cord	Warrants to Purchase	39.6%
387 Church Street	Manufacturer	Common Stock
New Bedford, MA 02745

Kirker Enterprises, Inc.	Nail Enamel	Warrants to Purchase	22.5%
55 East 6th Street	Manufacturer	Series B Common Stock
Paterson, NJ 07524		Equity Interest in Affiliate Company	22.5%

Kirkland’s, Inc.	Home Furnishing	Series D Preferred Stock	3.3%
P.O. Box 7222	Retailer	Warrants to Purchase	4.2%
Jackson, TN 38308-7222		Common Stock

Kyrus Corporation	Value-Added Reseller,	Warrants to Purchase	13.0%
25 Westridge Market Place	Computer Systems	Common Stock
Chandler, NC 28715

Love Funding Corporation	Mortgage Services	Series D Preferred Stock	26.0%
1220 19th Street, NW, Suite 801
Washington, DC 20036

Matrics, Inc.	Radio Frequency	Series B Convertible	5.5%
8850 Stanford Boulevard	Identification Technology	Preferred Stock
Suite 3000		Warrants	0.5%
Columbia, MD 21045

MedAssets.com, Inc.	Healthcare Outsourcing	Series B Convertible	6.4%
21540 Plummer Street		Preferred Stock
Chatsworth, CA 91311		Warrants to Purchase	0.2%
		Common Stock

Mid-Atlantic Venture Fund IV, L.P.	Private Equity Fund	Limited Partnership	7.3%
128 Goodman Drive		Interest
Bethlehem, PA 18015

Midview Associates, L.P.	Residential Land	Warrants to Purchase	35.0%
2 Eaton Street, Suite 1101	Development	Partnership Interests
Hampton, VA 23669

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

NetCare, AG	Equipment Maintenance	Common Stock	2.0%
Platenstrasse 46	Services
90441 Nuremberg
Germany

Novak Biddle Venture Partners III, L.P.	Private Equity Fund	Limited Partnership	2.9%
1750 Tysons Boulevard		Interest
Suite 1190
McLean, VA 22102

Nursefinders, Inc.	Healthcare	Warrants to Purchase	4.1%
1200 Copeland Road, Suite 200	Services	Common Stock
Arlington, TX 76011

Onyx Television GmbH	Cable Television	Preferred Units	12.0%
Immedia Park 6b
50670 Koln
Germany

Opinion Research Corporation	Corporate Marketing	Warrants to Purchase	7.6%
P.O. Box 183	Research Firm	Common Stock
Princeton, NJ 08542

Oriental Trading Company, Inc.	Direct Marketer	Redeemable Preferred	1.7%
108th Street, 4206 South	of Toys	Stock
Omaha, NE 68137		Class A Common Stock	1.7%
		Warrants to Purchase	1.3%
		Common Stock

Outsource Partners, Inc.	Outsourced Facility	Warrants to Purchase	4.0%
200 Mansell Court East	Services Provider	Preferred Stock
Suite 500		Warrants to Purchase	4.0%
Roswell, GA 30076		Common Stock

Polaris Pool Systems, Inc.	Pool Cleaner	Warrants to Purchase	4.6%
P.O. Box 1149	Manufacturer	Common Stock
San Marcos, CA 92079-1149

Prosperco Finanz Holding AG	Financial Services	Debt Convertible into	8.5%
Schützengasse 25		Common Stock
CH-8001 Zürich		Common Stock	2.6%
Switzerland		Warrants to Purchase	5.0%
		Common Stock

Raytheon Aerospace, LLC	Aviation Maintenance and	Class B LLC Interest	6.7%
555 Industrial Drive South	Logistics
Madison, MS 39110

Seasonal Expressions, Inc.	Decorative Ribbon	Series A Preferred Stock	50.0%
230 5th Avenue, Suite 1007	Manufacturer
New York, NY 10001

Soff-Cut Holdings, Inc.	Concrete Sawing	Series A Preferred Stock	4.0%
1112 Olympic Drive	Equipment Manufacturer	Common Stock	2.7%
Corona, CA 91719

Startec Global Communications Corporation	Integrated	Common Stock	1.3%
10411 Motor City Drive	Communications	Warrants to	0.9%
Bethesda, MD 20852	Service Provider	Purchase Common Stock

Sydran Food Services II, L.P.	Fast Food Franchise	Class A Preferred Units	3.4%
Bishop Ranch 8		Class B Common Units	1.7%
3000 Executive Parkway		Warrants to Purchase	12.0%
Ste. 515		Class B Common Units
San Ramon, CA 94583-4254

Tubbs Snowshoe Company, LLC	Snowshoe Manufacturer	Equity Interests in	10.9%
52 River Road		Affiliate Company
Stowe, VT 05672		Warrants to Purchase	22.2%
		Common Units

United Pet Group, Inc.	Manufacturer of Pet	Warrants to Purchase	2.0%
125 High Street	Products	Common Stock
Boston, MA 02110

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Updata Venture Partners II, L.P.	Private Equity Fund	Limited Partnership	16.1%
11600 Sunrise Valley Drive		Interest
Reston, VA 20191

Velocita, Inc.	Fiber Optic Network	Warrants to Purchase	6.7%
677 Washington Blvd.		Common Stock
Stamford, CT 06912

Venturehouse Group, LLC	Private Equity Fund	Common Equity Interest	2.3%
1780 Tysons Blvd., Suite 400
McLean, VA 22102

Walker Investment Fund II, LLLP	Private Equity Fund	Limited Partnership	5.1%
3060 Washington Road		Interest
Suite 200
Glenwood, MD 21738

Warn Industries, Inc.	Sport Utility Accessories	Warrants to Purchase	53.8%
12900 S.E. Capps Rd.	Manufacturer	Common Stock
Clackamas, OR 97015
Williams Brothers Lumber

Company	Builders’ Supplies	Warrants to Purchase	14.1%
3165 Pleasant Hill Road		Common Stock
Duluth, GA 30136

Wilshire Restaurant Group, Inc.	Restaurant Chain	Warrants to Purchase	2.0%
1100 Town & Country Road		Common Stock
Suite 1300		Warrants to Purchase	2.0%
Orange, CA 92868-4654		Preferred Stock

Woodstream Corporation	Pest Control	Equity Interest in	13.8%
69 North Locust Street	Manufacturer	Affiliate Company
Lititz, PA 17543		Warrants to Purchase	7.2%
		Common Stock

(1)	Percentages shown for securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.
(2)	We directly or indirectly own more than 50% of the voting securities of the company, or control the board of directors, or are the controlling member.
(3)	The portfolio company is deemed to be an affiliated person under the 1940 Act because we hold one or more seats on the portfolio company’s board of directors, are the general partner, or are the managing member.
(4)	WyoTech was sold on July 1, 2002. After the exercise of outstanding options for common stock, we owned 91.35% of the common stock of WyoTech at the time of sale.

DETERMINATION OF NET ASSET VALUE

      We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and preferred stock divided by the total number of common shares outstanding.

      At June 30, 2002, approximately 93% of our total assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily ascertainable market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily ascertainable market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate.

      As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies and non-investment grade CMBS. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

      Determination of fair value in good faith by the board of directors involves subjective judgments that cannot be substantiated by auditing procedures. Accordingly, the accountants’ opinion on our 2001 financial statements included herein refers to the uncertainty with respect to the possible effect on the financial statements of such valuation.

Valuation Methodology

      Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based upon the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results of the portfolio company. We generally require portfolio companies to provide annual audited and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based upon multiples of EBITDA, cash flow, net income, revenues or in limited instances book value. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, or acquisition, recapitalization or restructuring related items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be private relative to a peer group, but the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based upon future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies are determined based upon various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other pertinent factors such as recent offers to purchase a portfolio company’s equity interest or other potential liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      CMBS Bonds. CMBS bonds are carried at fair value, which is based upon a discounted cash flow model which utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors and the characteristics of the underlying cash flow. Our assumption with regard to discount rate is based upon the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS bonds, as comparable yields in the market change and/or whenever we determine that the value of our CMBS bonds is less than the cost basis due to impairment in the underlying collateral pool.

Loans and Debt Securities

      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Loans classified as Grade 4 or Grade 5 assets do not accrue interest. Loan origination fees, original issue discount and market discount are capitalized and then amortized into interest income using the effective interest method. The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date. Prepayment premiums are recorded on loans when received.

Equity Securities

      Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority control positions.

      The value of our equity interests in public companies for which market quotations are readily available is based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on cumulative preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected, and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

Commercial Mortgage-Backed Securities (CMBS)

      CMBS are carried at fair value, which is based upon a discounted cash flow model that utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors and the characteristics of the underlying cash flow. Our assumption with regard to discount rate is based upon the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the

CMBS from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS as comparable yields in the market change and/or whenever we determine that the value of our CMBS is less than the cost basis due to impairment in the underlying collateral pool.

Residual Interest

      We value our residual interest from a previous securitization and recognize income using the same accounting policies used for the CMBS. The residual interest is carried at fair value based on discounted estimated future cash flows. We recognize income from the residual interest using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

MANAGEMENT

      Our board of directors supervises our management. The responsibilities of each director include, among other things, the oversight of the investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors maintains an executive committee, audit committee, compensation committee, and nominating committee, and may establish additional committees in the future. Some or all of our directors also serve as directors of our subsidiaries.

      Our investment decisions in each business area are made by investment committees composed of our most senior investment professionals. No one person is primarily responsible for making recommendations to a committee.

      We are internally managed and our investment professionals manage our portfolio and the portfolios of companies for which we serve as investment adviser. These investment professionals have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with our approach of lending and investing. Because we are internally managed, we pay no investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

      The board of directors is classified into three approximately equal classes with three-year terms, with only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

Directors

      Information regarding the board of directors is as follows:

			Director	Expiration
Name	Age	Position	Since(1)	of Term

Interested Directors(2)

William L. Walton	52	Chairman, Chief Executive
		Officer and President	1986	2004

George C. Williams, Jr.	76	Chairman Emeritus	1964	2004

Robert E. Long	71	Director	1972	2004

Independent Directors

Brooks H. Browne	53	Director	1990	2004

John D. Firestone	58	Director	1993	2005

Anthony T. Garcia	46	Director	1991	2005

Lawrence I. Hebert	55	Director	1989	2005

John I. Leahy	72	Director	1994	2003

Warren K. Montouri	73	Director	1986	2003

Guy T. Steuart II	71	Director	1984	2003

T. Murray Toomey, Esq	78	Director	1959	2003

Laura W. van Roijen	50	Director	1992	2005

(1)	Includes service as a director of any of the predecessor companies.
(2)	Interested persons of Allied Capital, as defined in the Investment Company Act of 1940.

      Each director has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Executive Officers

      Information regarding our executive officers is as follows:

Name	Age	Position

William L. Walton	52	Chairman, Chief Executive Officer and President

Joan M. Sweeney	42	Chief Operating Officer

Penni F. Roll	36	Chief Financial Officer

Scott S. Binder	47	Managing Director

Robert D. Long	45	Managing Director

Edward H. Ross	36	Managing Director

John M. Scheurer	50	Managing Director

John D. Shulman	39	Managing Director

Paul R. Tanen	35	Managing Director

Thomas H. Westbrook	39	Managing Director

G. Cabell Williams, III	48	Managing Director

Scott A. Somer	34	Director of Financial Operations

Suzanne V. Sparrow	36	Executive Vice President and Secretary

      Each executive officer has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Biographical Information

Directors

Interested Directors

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act of 1940.

      William L. Walton has been the Chairman, Chief Executive Officer and President of Allied Capital since 1997. He has served on Allied Capital’s board of directors since 1986, and was named Chairman and CEO in February 1997. Mr. Walton previously served as Managing Director of New York-based Butler Capital Corporation, a mezzanine and buyout firm, and was the personal venture capital advisor for William S. Paley, founder and Chairman of CBS. In addition, he was a Senior Vice President in Lehman Brother Kuhn Loeb’s Investment Banking Group. Mr. Walton has also worked to bring about improvements in education through private sector educational initiatives including Success Lab, Inc. and Language Odyssey. Mr. Walton is a director of Riggs National Corporation and the National Venture Capital Association.

      George C. Williams, Jr. is Chairman Emeritus of Allied Capital. Mr. Williams was an officer of the predecessor companies from the later of 1959 or the inception of the relevant entity and President or Chairman and Chief Executive Officer of the predecessor companies from the later of 1964 or each entity’s inception until 1991. Mr. Williams is the father of G. Cabell Williams III, an executive officer of Allied Capital.

      Robert E. Long has been the CEO and Director of Goodwyn, Long & Black Investment Management, Inc. since 1997, and has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr

Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., Advanced Solutions International, Inc. and Graphic Computer Solutions, Inc. Mr. Long is the father of Robert D. Long, an executive officer of Allied Capital.

Independent Directors

      Brooks H. Browne has been a consultant since 2002. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002. Mr. Browne is a director of SEAF, Solar Development Capital , and Yayasan Bina Usaha Lingkungan (Indonesia) (environmental nonprofit or investment funds).

      John D. Firestone has been a Partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of Security Storage Company of Washington, DC, Tudor Place Foundation, National Rehabilitation Hospital and the National Organization on Disability, and he serves as a Trustee of The Washington Ballet. He was a director of Bryn Mawr Bank Corporation from 1998 to 2001.

      Anthony T. Garcia has been the Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, since January 2002. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group (investor in tax liens) from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

      Lawrence I. Hebert has been a director and President and Chief Executive Officer of Riggs Bank N.A. (a subsidiary of Riggs National Corporation) since February 2001, and has served as a director of Riggs National Corporation since 1988. He also serves as director of Riggs Investment Management Corporation and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director Perpetual Corporation (owner of Allbritton Communications Company and ALLNEWSCO, Inc.). Mr. Hebert is a director of ALLNEWSCO, Inc. (news programming service), the President of Westfield News Advertiser, Inc. (owner of a television station and newspapers), Trustee of The Allbritton Foundation and Vice Chairman of Allbritton Communications Company. Mr. Hebert previously served as Vice Chairman (1983 to 1998), President (1984 to 1998) and Chairman and Chief Executive Officer (1998 to 2001) of Allbritton Communications Company.

      John I. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of Kar Kraft Systems, Inc., and The Wills Group, and is Chairman of Gallagher Fluid Seals, Inc.

      Warren K. Montouri has been a Partner of Montouri & Roberson (real estate investment firm) since 1980. Mr. Montouri was a director of C&S/Sovran Bank from 1970 to 1990, a director of Sovran Financial Corporation from 1989 to 1990, a director of NationsBank, N.A. from 1990 to 1996, a director of BB&T Bank (formerly Franklin National Bank) from 1996 to 2000, a Trustee of Suburban Hospital from 1991 to 1994, and a Trustee of The Audubon Naturalist Society from 1979 to 1985.

      Guy T. Steuart II has been a director and President of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

      T. Murray Toomey, Esq. has been an attorney at law since 1949. Mr. Toomey is a director of The National Capital Bank of Washington and Federal Center Plaza Corporation. He is also a Trustee Emeritus of The Catholic University of America.

      Laura W. van Roijen has been a private real estate investor since 1992. Ms. van Roijen was the Chairman of CWV & Associates (RTC qualified contracting firm) from 1991 to 1994, a director and the Treasurer of Black Possum Inc. (retail concern) from 1994 to 1996, the President of Volta Place, Inc. (real estate advisory firm) from 1991 to 1994, and Vice President (from 1986 to 1991) and Market Director (from 1989 to 1991) of Citicorp Real Estate, Inc.

Executive Officers who are not Directors

      Joan M. Sweeney, Chief Operating Officer, has been employed by Allied Capital since 1993. Ms. Sweeney oversees Allied Capital’s daily operations. Prior to joining Allied Capital, Ms. Sweeney was employed by Ernst & Young, Coopers & Lybrand and the SEC Division of Enforcement.

      Penni F. Roll, Chief Financial Officer, has been employed by Allied Capital since 1995. Ms. Roll is responsible for Allied Capital’s financial operations. Prior to joining Allied Capital, Ms. Roll was an Audit Manager at KPMG.

      Scott S. Binder, Managing Director, has worked in our private finance investment group since 1997 and was a consultant to Allied Capital from 1991 until 1997. Prior to joining Allied Capital, Mr. Binder formed and was President of Overland Communications Group. He also has worked in the specialty finance and leasing industry.

      Robert D. Long, Managing Director, joined the private finance investment group in 2002. Prior to joining Allied Capital, Mr. Long was Managing Director and Head of Investment Banking at C.E. Unterberg from 2001 to 2002, and Managing Director at E*OFFERING/Wit SoundView from 2000 to 2001. He also held management positions at Bank of America (Montgomery Securities), from 1996 to 2000, and Nomura Securities International, from 1992 to 1996, and prior to that he served as a Managing Director at CS First Boston.

      Edward H. Ross, Managing Director, joined the private finance investment group in 2002. Prior to joining Allied Capital, Mr. Ross co-founded and served as a Managing Director of Leveraged Capital at Wachovia Securities (previously First Union Securities) from 1998 to 2002, a merchant banking arm for the firm. He also held management positions in First Union’s Leveraged Finance group from 1994 to 1998.

      John M. Scheurer, Managing Director, has been employed by Allied Capital in the commercial real estate investment group since 1991. Prior to joining Allied Capital, Mr. Scheurer worked with Capital Recovery Advisors, Inc. and First American Bank. He also started his own company, The Scheurer Company, and co-founded Hunter Associates, a leasing and consulting real estate firm in the Washington, DC area.

      John D. Shulman, Managing Director, has been employed by Allied Capital in the private finance investment group since 2001. Prior to joining Allied Capital, Mr. Shulman served as the President and CEO of Onyx International, LLC from 1995 to 2001. He currently serves as a Director of ChemLink Laboratories LLC and as a member of the investment committee of Taiwan Mezzanine Funds.

      Paul R. Tanen, Managing Director, has been employed by Allied Capital in the private finance investment group since 2000. Prior to joining Allied Capital, Mr. Tanen served as a Managing Director at Ridgefield Partners and was a Founding Member of the private equity group at Charter Oak Partners.

      Thomas H. Westbrook, Managing Director, has been employed by Allied Capital in the private finance investment group since 1991. Prior to joining Allied Capital, Mr. Westbrook worked with North Carolina Enterprise Fund and was a Lending Officer in NationsBank’s corporate lending unit.

      G. Cabell Williams, III, Managing Director, has been employed by Allied Capital in the private finance investment group since 1981. Mr. Williams has served in many capacities during his tenure with Allied Capital.

      Scott A. Somer, Director of Financial Operations, has been employed by Allied Capital since 1998. Mr. Somer is responsible for managing the accounting and loan servicing activities. Prior to joining Allied Capital, Mr. Somer was an Audit Manager at KPMG.

      Suzanne V. Sparrow, Executive Vice President and Corporate Secretary, has been employed with Allied Capital since 1987. Ms. Sparrow manages our investor relations activities.

Committees of the Board of Directors

      Our board of directors has established an executive committee, an audit committee, a compensation committee and a nominating committee.

      The executive committee has and may exercise those rights, powers and authority that the board of directors from time to time grants to it, except where action by the full board is required by statute, an order of the SEC or our charter or bylaws. The executive committee also reviews and approves all investments of $10 million or more. The executive committee met 23 times during 2001. The executive committee consists of Messrs. Walton, Browne, Hebert, Leahy, Long, Steuart, and Williams.

      The audit committee operates pursuant to a charter approved by the board of directors, a copy of which was included as Exhibit A to our proxy statement for the 2001 Annual Meeting of Stockholders. The charter sets forth the responsibilities of the audit committee. Generally, the audit committee recommends the selection of independent public accountants for Allied Capital, reviews with such independent public accountants the planning, scope and results of their audit of our financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews our annual financial statements and receives our audit reports and financial statements. The audit committee met five times during 2001. The audit committee consists of Messrs. Browne, Leahy and Garcia and Ms. van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange.

      The compensation committee determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our officers and employees. In addition, the compensation committee approves stock option grants for our officers under our stock option plan. The compensation committee met four times during 2001. The compensation committee consists of Messrs. Firestone, Browne, and Garcia.

      The nominating committee recommends candidates for election as directors to the board of directors. The nominating committee met once during 2001. The nominating committee consists of Messrs. Firestone and Hebert.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

      Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation paid by us in all capacities during the year ended December 31, 2001 to all of our directors and our three highest paid executive officers, collectively, the “Compensated Persons”. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Compensation Table

			Pension or
			Retirement
			Benefits
	Aggregate	Securities	Accrued as	Directors
	Compensation	Underlying	Part of	Fees Paid by
	from the	Options/	Company	the
Name and Position	Company(1, 2)	SARs(5)	Expenses(2)	Company(6)

Interested Directors

William L. Walton, Chairman and CEO	$2,441,642	254,274	—	$0

George C. Williams, Jr., Director and Chairman Emeritus(3)	160,000	20,000	—	28,000

Robert E. Long, Director	35,000	5,000	—	35,000

Independent Directors

Brooks H. Browne, Director	23,000	5,000	—	23,000

John D. Firestone, Director	17,000	5,000	—	17,000

Anthony T. Garcia, Director	17,000	5,000	—	17,000

Lawrence I. Hebert, Director	26,000	5,000	—	26,000

John I. Leahy, Director	33,000	5,000	—	33,000

Warren K. Montouri, Director	23,000	5,000	—	23,000

Guy T. Steuart II, Director	29,000	5,000	—	29,000

T. Murray Toomey, Director	14,000	5,000	—	14,000

Laura W. van Roijen, Director	15,000	5,000	—	15,000

Executive Officers (who are not directors)

Joan M. Sweeney, Chief Operating Officer	1,621,162	151,722	—	0

John M. Scheurer, Managing Director	1,459,569	110,517	—	0

(1)	There were no perquisites paid by us in excess of the lesser of $50,000 or 10% of the Compensated Person’s total salary and bonus for the year.
(2)	The following table provides detail as to aggregate compensation paid during 2001 as to our three highest paid executive officers:

		Bonus
		and	Other
	Salary	Awards	Benefits

Mr. Walton	$446,538	$1,937,500	$57,604

Ms. Sweeney	296,654	1,289,525	34,983

Mr. Scheurer	273,577	1,152,998	32,994

Included for each executive officer in “Bonus and Awards” is an annual bonus, Retention Awards, and Cut-Off Award paid, if any. Included for each executive officer in “Other Benefits” is an employer contribution to the 401(k) Plan, life insurance premiums, and a contribution to the Deferred Compensation Plan. See also “Employment Agreements”.

(3)	In addition to director’s fees, Mr. Williams received $132,000 in consulting fees.
(4)	See “Stock Option Awards” for terms of options granted in 2001. We do not maintain a restricted stock plan or a long- term incentive plan.
(5)	Consists only of directors’ fees paid by us during 2001. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Directors

      During 2001, each director received a $10,000 annual retainer in lieu of per meeting fees; directors who serve on the executive committee received a $25,000 annual retainer in lieu of per meeting fees. Members of each committee other than the executive committee received $1,000 for each committee meeting attended during the year. In addition, the chairpersons of the audit and compensation committees each received a $3,000 annual retainer for their additional services in these capacities. Our Chairman and CEO, William L. Walton, does not receive directors’ fees.

      Non-officer directors are eligible for stock option awards under our stock option plan pursuant to an exemptive order from the SEC. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected to the board. Thereafter, each non-officer director will receive 5,000 options each year on the date of the annual meeting of shareholders at the fair market value on the date of grant. See “Stock Option Plan.”

Stock Option Awards

      The following table sets forth the details relating to option grants in 2001 to Compensated Persons under our stock option plan, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. See “Stock Option Plan.”

Options Grants During 2001

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates
	Securities	Percent of			Of Stock Appreciation
	Underlying	Total Options	Exercise		Over 10-Year Term(3)
	Options	Granted	Price Per	Expiration
Name	Granted(1)	In 2000(2)	Share	Date	5%	10%

Interested Directors

William L. Walton	254,274	9.08%	$21.59	9/20/11	$3,452,490	$8,749,289

Robert E. Long	5,000	0.18%	22.78	5/8/11	71,631	181,527

Independent Directors

Brooks H. Browne	5,000	0.18%	22.78	5/8/11	71,631	181,527

John D. Firestone	5,000	0.18%	22.78	5/8/11	71,631	181,527

Anthony T. Garcia	5,000	0.18%	22.78	5/8/11	71,631	181,527

Lawrence I. Hebert	5,000	0.18%	22.78	5/8/11	71,631	181,527

John I. Leahy	5,000	0.18%	22.78	5/8/11	71,631	181,527

Warren K. Montouri	5,000	0.18%	22.78	5/8/11	71,631	181,527

Guy T. Steuart II	5,000	0.18%	22.78	5/8/11	71,631	181,527

T. Murray Toomey	5,000	0.18%	22.78	5/8/11	71,631	181,527

Laura W. van Roijen	5,000	0.18%	22.78	5/8/11	71,631	181,527

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates
	Securities	Percent of			Of Stock Appreciation
	Underlying	Total Options	Exercise		Over 10-Year Term(3)
	Options	Granted	Price Per	Expiration
Name	Granted(1)	In 2000(2)	Share	Date	5%	10%

Executive Officers (who are not directors)

Joan M. Sweeney	151,722	5.42%	21.59	9/20/11	2,060,056	5,220,587

John M. Scheurer	110,517	3.95%	21.59	9/20/11	1,500,582	3,802,768

(1)	Options granted to officers in 2001 generally vest in three equal installments beginning on the first anniversary date of the grant, with full vesting occurring on the third anniversary of the grant date or change of control of Allied Capital. Options granted to non-officer directors vest immediately.

(2)	In 2001, we granted options to purchase a total of 2,800,323 shares.

(3)	Potential realizable value is calculated on 2001 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the SEC. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by us of the option holder. The potential realizable value will not necessarily be realized.

     The following table sets forth the details of option exercises by Compensated Persons during 2001 and the values of those unexercised options at December 31, 2001.

Option Exercises and Year-End Option Values

			Number of Securities		Value of Unexercised In-the-
			Underlying Unexercised		Money Options
	Shares		Options as of 12/31/01		as of 12/31/01(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Interested Directors

William L. Walton	0	$0	792,109	1,052,574	$5,176,606	$7,374,067

George C. Williams, Jr.	0	0	148,063	23,332	708,129	115,272

Robert E. Long	0	0	20,000	—	97,970	—

Independent Directors

Brooks H. Browne	0	0	20,000	—	97,970	—

John D. Firestone	0	0	20,000	—	97,970	—

Anthony D. Garcia	0	0	20,000	—	97,970	—

Lawrence I. Hebert	0	0	20,000	—	97,970	—

John I. Leahy	0	0	20,000	—	97,970	—

Warren K. Montouri	5,000	30,400	15,000	—	55,470	—

Guy T. Steuart II	0	0	20,000	—	97,970	—

T. Murray Toomey	5,000	34,950	15,000	—	55,470	—

Laura W. van Roijen	0	0	20,000	—	97,970	—

Executive Officers (who are not directors)

Joan M. Sweeney	0	0	384,175	502,333	2,484,071	3,349,806

John M. Scheurer	9,368	50,447	309,125	344,963	1,820,297	2,113,379

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.
(2)	Value of unexercised options is calculated as the closing market price on December 31, 2001 ($26.00), net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2001.

Employment Agreements

      We have entered into employment agreements with six of our senior executives, including William L. Walton, our Chairman and CEO, Joan M. Sweeney, Chief Operating Officer, and John M. Scheurer, Managing Director. Each of the agreements provides for a three-year term, with annual renewals thereafter, and specifies each executive’s compensation during the term of the agreement, in accordance with the achievement of certain performance standards.

      The annual base salary on the effective date of the employment agreements of Mr. Walton, Ms. Sweeney, and Mr. Scheurer was $405,000, $256,500, and $256,500, respectively. The board of directors has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the board of directors may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the board in its sole discretion. Under each agreement, each executive also is entitled to participate in our stock option plan, and to receive all other awards and benefits previously granted to each executive including life insurance premiums.

      In addition, each employment agreement provides for a long-term cash retention award for the performance period from 2001 through 2003. The long-term cash retention award will vest and be payable in six equal installments on June 30th and December 31st of each year from 2001 through 2003. Mr. Walton will be eligible for a long-term cash retention award of $3,375,000, or $1,125,000 per year, over the performance period; Ms. Sweeney will be eligible for $2,550,000, or $850,000 per year; and Mr. Scheurer will be eligible for $2,115,000, or $705,000 per year.

      Employment will terminate if the term of the agreement expires without written agreement of both parties. The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of our employees in the event of an executive’s departure for a period of two years.

      If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, the executive shall be entitled to severance pay for a period not to exceed 36 months for Mr. Walton; 30 months for Ms. Sweeney; and 24 months for Mr. Scheurer. Severance pay shall include the continuation of the employee’s base salary, and the greater of (a) the average of the annual bonuses paid during the preceding three years, or (b) the amount of the last annual bonus paid to the employee. In addition, the executive shall be entitled to receive any payments under the long-term cash retention award that would have vested and been payable during the severance period. However, stock options would cease to vest during the severance period.

      If, within 12 months after a change of control (as defined in the employment agreements), termination of employment occurs either by the executive officer or us, the executive officer shall not be entitled to severance pay, but will instead be entitled to lump sum compensation as well as certain other benefits. For Mr. Walton, this lump sum is equal to three years of base salary and bonus (as calculated for severance pay), plus an amount equal to $5,565,000. For Ms. Sweeney, this lump sum is equal to two and a half years of base salary and bonus, plus an amount equal to $2,600,000. For Mr. Scheurer, this lump sum is equal to two years of base salary and bonus, plus an amount equal to $2,350,000. Under the terms of these agreements, we would also provide compensation to offset any applicable excise tax penalties imposed on the executive under section 4999 of the Internal Revenue Code.

      Certain other executive officers have employment agreements that carry terms substantially similar to those of Mr. Scheurer’s agreement, as described herein.

Compensation Plans

Stock Option Plan

      Our stock option plan is intended to encourage stock ownership in the Company by officers and directors, thus giving them a proprietary interest in our performance. The stock option plan was approved by shareholders at the Special Meeting of Shareholders on November 26, 1997. On May 7, 2002, our shareholders approved an amendment to increase the number of authorized shares issuable under the stock option plan to 25,950,000.

      The compensation committee’s principal objective in awarding stock options to our eligible officers is to align each optionee’s interests with our success and the financial interests of our shareholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to shareholders.

      Stock options are granted under the stock option plan at a price not less than the prevailing market value and will have value only if our stock price increases. The compensation committee determines the amount and features of the stock options, if any, to be awarded to optionees. The compensation committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital and such other factors as the compensation committee shall deem relevant in connection with accomplishing the purposes of the stock option plan, including the recipient’s current stock holdings, years of service, position with Allied Capital and other factors. The compensation committee does not apply a formula assigning specific weights to any of these factors when making its determination. The compensation committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration.

      For the six months ended June 30, 2002, a total of 695,000 options were granted, including grants made by our compensation committee to certain officers. These options generally vest over a three-year period.

      On September 8, 1999, we received approval from the SEC to grant options under the stock option plan to non-officer directors. On that date, each incumbent non-officer director received options to purchase 10,000 shares, and pursuant to the SEC order, each will receive options to purchase 5,000 shares each year thereafter on the date of the annual meeting of shareholders. New directors will receive options to purchase 10,000 shares upon election to the board, and options to purchase 5,000 shares each year thereafter on the date of the annual meeting.

      The stock option plan is designed to satisfy the conditions of Section 422 of the Internal Revenue Code so that options granted under the stock option plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

401(k) Plan

      We maintain a 401(k) plan. All full-time employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) plan of up to $11,000 annually for the 2002 plan year, and to direct the investment of these contributions. In addition, participants who have reached the age of 50 or will reach the age of 50 during the 2002 plan year, may contribute up to an additional $1,000 per year into the 401(k) plan. The 401(k) plan allows eligible participants to invest in shares of our common stock, among other investment options. In addition, we expect to contribute to each eligible participant (i.e., employees with one hour of service) up to 5% of each participant’s cash compensation for the year, up to a maximum compensation of $170,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of contribution. Employer contributions that exceed $8,500 (5% of $170,000 cash compensation) are directed to the participant’s deferred compensation plan account. On June 30, 2002, the 401(k) plan held less than 1% of our outstanding shares.

Deferred Compensation Plan

      We maintain a deferred compensation plan. The deferred compensation plan is an unfunded plan as defined by the Internal Revenue Code that provides for the deferral of compensation by our employees and consultants. Our employees and consultants are eligible to participate in the plan at such time and for such period as designated by the board of directors. The deferred compensation plan is administered through a trust, and we fund this plan through cash contributions.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of October 2, 2002, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

      The following table sets forth, as of October 2, 2002, information with respect to the beneficial ownership of our common stock by the shareholders who own more than 5% of our outstanding shares of common stock, each current director and each executive officer and our executive officers and directors as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon schedules filed by such persons with the Securities and Exchange Commission.

      Our directors have been divided into two groups — interested directors and non-interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

				Dollar Range of
				Equity Securities
	Number of			Beneficially
Name of	Shares Owned		Percentage	Owned by
Beneficial Owner	Beneficially(9)		of Class(1)	Directors(10)

Capital Research and Management Company	5,263,000		5.14%
333 South Hope Street, 55th Floor Los Angeles, CA 90071-1447

Interested Directors:

William L. Walton	1,885,745	(2,4,8)	1.82%	over $	100,000

Robert E. Long	31,796	(2,3)	*	over $	100,000

George C. Williams, Jr.	440,782	(2,3)	*	over $	100,000

Independent Directors:

Brooks H. Browne	68,713	(3)	*	over $	100,000

John D. Firestone	55,130	(3,8)	*	over $	100,000

Anthony T. Garcia	83,112	(3)	*	over $	100,000

Lawrence I. Hebert	41,800	(3)	*	over $	100,000

John I. Leahy	41,818	(3)	*	over $	100,000

Warren K. Montouri	251,182	(3)	*	over $	100,000

Guy T. Steuart II	343,180	(3,5)	*	over $	100,000

T. Murray Toomey, Esq.	57,966	(3,6)	*	over $	100,000

Laura W. van Roijen	54,043	(3,8)	*	over $	100,000

Executive Officers:

Scott S. Binder	441,727	(2,8)	*

Robert D. Long	11,159	(2,11)	*

Penni F. Roll	213,168	(2)	*

Edward H. Ross	0

John M. Scheurer	745,192	(2)	*

John D. Shulman	109,351	(2)	*

Scott A. Somer	13,886	(2)	*

Suzanne V. Sparrow	146,183	(2)	*

Joan M. Sweeney	867,310	(2)	*

Paul R. Tanen	168,000	(2)	*

	Number of
Name of	Shares Owned		Percentage
Beneficial Owner	Beneficially		of Class(1)

Thomas H. Westbrook	463,961	(2,8)	*

G. Cabell Williams III	976,705	(2,4)	*

All directors and executive officers as a group (24 in number)	7,210,997	(7)	6.77%

  *  Less than 1%

(1)	Based on a total of 102,467,934 shares of our common stock issued and outstanding on October 2, 2002 and 3,994,504 shares of our common stock issuable upon the exercise of immediately exercisable stock options held by each individual executive officer and non-officer director.

(2)	Share ownership for the following directors and executive officers includes:

		Options
		Exercisable	Allocated to
		Within 60 Days	401(k) Plan
	Owned	of October 2,	Account as
Interested Directors	Directly	2002	of 9/30/02

William L. Walton	432,961	1,219,264	3,558

George C. Williams, Jr.	286,052	154,730	0

Robert E. Long	11,796	20,000	0

Executive Officers

Scott S. Binder	74,409	365,805	1,513

Robert D. Long	11,000	0	159

Penni F. Roll	81,596	125,963	5,609

Edward H. Ross	0	0	0

John M. Scheurer	277,936	440,068	28,188

John D. Shulman	4,571	104,780	0

Scott A. Somer	600	12,979	301

Suzanne V. Sparrow	78,115	47,813	20,255

Joan M. Sweeney	293,507	561,442	12,361

Paul R. Tanen	5,161	162,839	0

Thomas H. Westbrook	190,041	273,920	0

G. Cabell Williams III	438,284	304,901	87,487

(3)	Beneficial ownership includes exercisable options to purchase 25,000 shares, except Messrs. Long and Toomey who each have 20,000 shares and Mr. Montouri who has 5,000 shares.

(4)	Includes 221,527 shares held by the 401(k) Plan, of which Messrs. Walton and Williams III are co-trustees. Messrs. Walton and Williams III disclaim beneficial ownership of such shares.

(5)	Includes 276,691 shares held by a corporation for which Mr. Steuart II serves as an executive officer.

(6)	Shares are held by a trust for the benefit of Mr. Toomey and his wife.

(7)	Includes a total of 3,994,504 shares underlying stock options exercisable within 60 days of October 2, 2002, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 233,520 shares held by the 401(k) Plan.

(8)	Includes certain shares held in IRA or Keogh accounts: Walton — 10,618 shares; Firestone — 2,669 shares; van Roijen — 4,587 shares; Binder — 273 shares; Westbrook — 15,865 shares; Somer — 200 shares.

(9)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(10)	Beneficial ownership has been determined in accordance with Rule 16-1(a)(2) of the Securities Exchange Act of 1934.

(11)	Includes 1,000 shares held by a trust for the benefit of Mr. Long’s children, and 10,000 shares held in an IRA account.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

      The table below sets forth certain information, as of June 30, 2002, regarding loans in excess of $60,000 we made to our directors and executive officers to enable them to exercise their stock options. The loans are required to be fully collateralized as full recourse against the borrower, have varying terms not exceeding ten years and bear interest at the applicable federal rate on the date of the loan.

      As a business development company under the Investment Company Act of 1940, we are entitled to provide loans to our employees in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to our executive officers in the future.

	Highest Amount				Amount
	Outstanding	Range of			Outstanding at
Name and Position with Company	During 2002	Interest Rates			June 30, 2002

Interested Directors(1):

William L. Walton	$2,997,228	4.45%	-	6.24%	$2,997,228
Chairman and CEO

George C. Williams, Jr.	1,850,386	5.89%	-	6.24%	1,850,386
Director, Chairman Emeritus

Executive Officers:

Joan M. Sweeney	2,231,157	4.45%	-	6.63%	2,231,157
Chief Operating Officer

Penni F. Roll	1,273,294	4.45%	-	6.24%	1,273,924
Chief Financial Officer

Scott S. Binder	979,492	4.66%	-	5.89%	979,492
Managing Director

John M. Scheurer	2,537,259	4.73%	-	6.63%	2,537,259
Managing Director

John D. Shulman	99,991	2.85%			99,991
Managing Director

Paul R. Tanen	99,994	3.91%			99,994
Managing Director

Thomas H. Westbrook	2,405,138	4.98%	-	6.24%	2,405,138
Managing Director

G. Cabell Williams III	3,742,209	4.77%	-	6.24%	3,742,209
Managing Director

Suzanne V. Sparrow	873,112	4.45%	-	6.18%	873,112
Executive Vice President and Secretary

(1)	Interested directors are “interested persons” as defined by the Investment Company Act of 1940.

TAX STATUS

      The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of our common stock.

      This summary is intended to apply to investments in our common stock and assumes that investors hold our common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

      This summary does not discuss the consequences of investments in our preferred stock or debt securities. The tax consequences of an offering of our preferred stock or debt securities will be discussed in a prospectus supplement relating to such offering.

      Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders (“Non-U.S. Stockholders”) from an investment in the common stock. (A “U.S. Stockholder” is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in our common stock.

Taxation as a Regulated Investment Company

      We intend to be treated for tax purposes as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If we (i) qualify as a regulated investment company and (ii) distribute to stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Internal Revenue Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gain) (the “90% Distribution Requirement”) each year, we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) we distribute (or treat as “deemed distributed”) to stockholders. In addition, if we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending December 31 in that calendar year, and (iii) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies (the “Excise Tax Avoidance Requirements”).

We generally will endeavor to distribute (or treat as deemed distributed) to stockholders all of our investment company taxable income and our net capital gains, if any, for each taxable year so that we will not incur federal income or excise taxes on our earnings. We will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.

      In order to qualify as a regulated investment company for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company under the 1940 Act, (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that are controlled (as determined under applicable Internal Revenue Code rules) by us and are engaged in the same or similar or related trades or businesses (the “Diversification Tests”). The failure of one or more of our subsidiaries to continue to qualify as regulated investment companies could adversely affect our ability to satisfy the Diversification Tests.

      If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by us in the same taxable year. Any amount accrued as original issue discount will be included in our investment company taxable income for the year of accrual and may have to be distributed to the stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though we have not received any cash representing such income.

      Although we do not currently intend to do so, if we were to invest in certain options, futures, or forward contracts, we may be required to report income from such investments on a mark-to-market basis, which could result in us recognizing unrealized gains and losses for federal income tax purposes even though we may not realize such gains and losses when we ultimately dispose of such investments. We could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of our holding period for the investments. In addition, if we were to engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, we will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate our income, defer our losses, cause adjustments in the holding periods of our securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could affect our investment company taxable income or net capital gain for a taxable year and thus affect the amounts that we would be required to distribute to our stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by other requirements relating to our status as a regulated investment company, including the Diversification Tests. If we dispose of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, if we qualify as a regulated investment company, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders.

      The remainder of this summary assumes that we qualify as a regulated investment company and satisfy the 90% Distribution Requirement.

Taxation of Stockholders

      Our distributions generally are taxable to stockholders as ordinary income or capital gains. Our distributions of investment company taxable income will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). Our distributions of net capital gains properly designated by us as “capital gain dividends” will be taxable to a stockholder as long-term capital gains regardless of the stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). Distributions in excess of the Company’s earnings and profits first will reduce a stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such stockholder.

      At our option, we may elect to retain some or all of our net capital gains for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount for the benefit of our stockholders, the stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the stockholders will report a credit for the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. Such excess generally will be available to offset other tax liabilities of the stockholders. A stockholder that is not subject to U.S. federal income tax should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event we select this option, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.

      Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

      You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

      You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock may be disallowed if other shares of our common stock are purchased (under our dividend reinvestment plan or otherwise) within 30 days before or after the disposition.

      In general, non-corporate stockholders currently are subject to a maximum federal income tax rate on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in our common stock) that is lower than the maximum rate for other income. Corporate taxpayers currently are subject to federal income tax on net capital gains at a maximum rate equal to the maximum rate applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in Section 1212(b) of the Internal Revenue Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

      We will send to each of our stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder’s particular situation. Our ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that we have received qualifying dividend income during the taxable year; capital gain dividends distributed by us are not eligible for the dividends received deduction.

      A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from us. Accordingly, investment in us is likely to be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such withholding tax. Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

      We may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to (i) any stockholder who fails to furnish us with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the IRS notifies us that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. We may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder’s country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

      You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in us, including the possible effect of any pending legislation or proposed regulation.

CERTAIN GOVERNMENT REGULATIONS

      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.

      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that

–	is organized and has its principal place of business in the United States,

–	is not an investment company other than a small business investment company wholly owned by a business development company (our investment in Allied Investment and certain other subsidiaries generally are Qualifying Assets),

–	does not have any class of securities with respect to which a broker may extend margin credit, and

–	is controlled by the business development company as provided in the 1940 Act;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to such securities; and

•	Cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We offer to provide managerial assistance to each of our portfolio companies.

      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. This limitation is not applicable to borrowings by our small business investment company subsidiary, and therefore any borrowings by these subsidiaries are not included in this asset coverage test. See “Risk Factors.”

      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. We have been granted an exemptive order by the SEC permitting us to engage in certain transactions that would be permitted if we and our subsidiaries were one company and permitting certain transactions among our subsidiaries, subject to certain conditions and limitations.

      We are periodically examined by the SEC for compliance with the 1940 Act.

      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics generally does not permit investment by our employees in securities that may be purchased or held by us. The code of ethics is filed as an exhibit to the registration statement of which this prospectus is a part. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference

Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 450 5th Street, NW, Washington, D.C. 20549.

      As a business development company under the 1940 Act, we are entitled to provide loans to our employees in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to our executive officers in the future.

      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of our shares. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy, or (ii) more than 50% of the outstanding shares of such company. Since we made our business development company election, we have not made any substantial change in the nature of our business.

      Small Business Administration Regulations. Allied Investment, a wholly owned subsidiary of Allied Capital, is licensed by the Small Business Administration as a small business investment company under Section 301(c) of the Small Business Investment Act of 1958, and has elected to be regulated as a business development company.

      Small business investment companies are authorized to stimulate the flow of private equity capital to eligible small businesses. Under present Small Business Administration regulations, eligible small businesses include businesses that have a net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the most recent two fiscal years. In addition, a small business investment company must devote 20% of its investment activity to “smaller” concerns as defined by the Small Business Administration. A smaller concern is one that has a net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the most recent two fiscal years. Small Business Administration regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to Small Business Administration regulations, small business investment companies may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

      Allied Investment is periodically examined and audited by the Small Business Administration’s staff to determine its compliance with small business investment company regulations.

      Allied Investment has the opportunity to sell to the Small Business Administration subordinated debentures with a maturity of up to ten years, up to an aggregate principal amount of $111.7 million. This limit generally applies to all financial assistance provided by the Small Business Administration to any licensee and its “associates,” as that term is defined in Small Business Administration regulations. Historically, a small business investment company was also eligible to sell preferred stock to the Small Business

Administration. Allied Investment had received $94.5 million of subordinated debentures and $7.0 million of preferred stock from the Small Business Administration at June 30, 2002; as a result of the $111.7 million limit, Allied Investment is limited on its ability to apply for additional financing from the Small Business Administration. Interest rates on the Small Business Administration debentures currently outstanding have a weighted average interest cost of 8.2%.

DIVIDEND REINVESTMENT PLAN

      We currently maintain a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our shareholders by our transfer agent. Effective May 1, 2002, the dividend reinvestment plan was converted from an “opt out” to an “opt in” plan. As a result, if our board of directors declares a cash dividend, then our new shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than reinvesting dividends in additional shares of common stock. Existing dividend reinvestment plan accounts will not be affected by this amendment and no existing instructions, either to receive cash dividends or to reinvest dividends, will be changed.

      To enroll in the dividend reinvestment plan, each shareholder must complete an enrollment status form and return it to the plan agent. The plan agent shall then automatically reinvest any dividend in additional shares of common stock. You may change your status in the dividend reinvestment plan at any time by contacting our transfer agent and plan administrator in writing.

      A shareholder’s ability to participate in a dividend reinvestment plan may be limited according to how the shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. Shareholders who wish to participate in a dividend reinvestment plan may need to hold their shares of common stock in their own name. Shareholders will be informed of their right to opt into the dividend reinvestment plan in our annual and quarterly reports to shareholders. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

      All distributions to investors who do not participate (or whose nominee elects not to participate) in the dividend reinvestment plan will be paid directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is (800) 937-5449.

      Under the dividend reinvestment plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the dividend reinvestment plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the dividend reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

DESCRIPTION OF SECURITIES

      The following summary of our capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Restated Articles of Incorporation, which we sometimes refer to as our charter. Reference is made to the charter for a detailed description of the provisions summarized below.

      Our authorized capital stock is 200,000,000 shares, $0.0001 par value. Our board of directors may classify and reclassify any unissued shares of our capital stock by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.

Common Stock

      At October 2, 2002, there were 102,467,934 shares of common stock outstanding and 24,160,743 shares of common stock reserved for issuance under our amended stock option plan. The following are the outstanding classes of securities of Allied Capital as of October 2, 2002:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Us	Exclusive of
	(1)	Amount	or for Our	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Allied Capital Corporation	Common Stock	200,000,000	—	102,467,934

      All shares of common stock have equal rights as to earnings, assets, dividends and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our board of directors out of funds legally available therefore. Our common stock has no preemptive, conversion, or redemption rights and is freely transferable. In the event of liquidation, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Preferred Stock

      In addition to shares of common stock, our charter authorizes the issuance of preferred stock. Our board of directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as the board deems appropriate; except that, such an issuance must adhere to the requirements for the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more. We believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Debt Securities

      We may issue debt securities that may be senior or subordinated in priority of payment. We will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

Limitation on Liability of Directors

      We have adopted provisions in our charter and bylaws limiting the liability of our directors and officers for monetary damages. The effect of these provisions in the charter and bylaws is to eliminate the rights of Allied Capital and its shareholders (through shareholders’ derivative suits on our behalf) to recover monetary damages against a director or officer for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of Allied Capital or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Certain Anti-Takeover Provisions

      Our charter and bylaws and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of Allied Capital by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our charter and the bylaws.

Classified Board of Directors

      Our charter provides for our board of directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of Allied Capital or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure continuity and stability of our management and policies.

Issuance of Preferred Stock

      Our board of directors, without shareholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

Maryland Corporate Law

      We are subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such statutes for their entire terms.

      Business Combination Statute. Certain provisions of the Maryland General Corporation Law establish special requirements with respect to “business combinations” between Maryland corporations and “interested shareholders” unless exemptions are applicable (the “Business Combination Statute”). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a supermajority vote for such transactions after the end of such five-year period.

      “Interested shareholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation’s shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

      A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

      Control Share Acquisition Statute. The Maryland General Corporation Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

(1)	one-tenth or more but not less than one-third;

(2)	one-third or more but less than a majority; or

(3)	a majority of all voting power.

      Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

      The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for “fair value” as determined pursuant to the control share statue in the event:

(1)	there is a shareholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.

      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland General Corporation Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to Allied Capital. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

Regulatory Restrictions

      Allied Investment, our wholly owned subsidiary, is a small business investment company. The Small Business Administration prohibits, without prior Small Business Administration approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a small business investment company. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a small business investment company, whether through ownership, contractual arrangements or otherwise.

SELLING SHAREHOLDERS

      An unspecified number of shares of our common stock may be offered and sold under this prospectus by selling shareholders; provided, however, that no selling shareholder will be authorized to use this prospectus for an offer of such common stock without first obtaining our consent. We may consent to the use of this prospectus by selling shareholders for a limited period of time and subject to limitations and conditions, which may be varied by agreement between us and the selling shareholders. Information identifying any such shareholder and disclosing such information concerning the shareholders and the amount of common stock to be sold as may then be required by the Securities Act and the rules of the SEC will be set forth in a supplement to this prospectus.

PLAN OF DISTRIBUTION

      We and the selling shareholders may offer, from time to time, up to $300,000,000 of our Securities. We and the selling shareholders may sell the Securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the Securities will be named in the applicable prospectus supplement.

      The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of common stock offered by us, the offering price per share, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

      In connection with the sale of the Securities, underwriters or agents may receive compensation from us or the selling shareholders or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us or the selling shareholder and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us or the selling shareholder will be described in the applicable prospectus supplement.

      Any common stock sold pursuant to a prospectus supplement will be quoted on the New York Stock Exchange, or another exchange on which the common stock is traded.

      Under agreements into which we or the selling shareholder may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us or the selling shareholder against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us or the selling shareholder in the ordinary course of business.

      If so indicated in the applicable prospectus supplement, we or the selling shareholder will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us or the selling shareholders pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us or the selling shareholder. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

      In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

LEGAL MATTERS

      The legality of the Securities offered hereby will be passed upon for Allied Capital by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT

AND REGISTRAR

      Our investments are held in safekeeping by Riggs Bank, N.A. at 808 17th Street, N.W., Washington, D.C. 20006, as well as by LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007. American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

INDEPENDENT PUBLIC ACCOUNTANTS

      The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their reports have been audited by Arthur Andersen LLP, independent public accountants, and are included herein in reliance upon the authority of said firm as experts in giving said reports. For important information about Arthur Andersen LLP, see “Notice Regarding Arthur Andersen LLP” below.

      On March 29, 2002, we selected KPMG LLP, 2001 M Street N.W., Washington, DC 20036, to serve as our independent public accountants for the fiscal year ending December 31, 2002. We dismissed Arthur Andersen LLP as our independent accountants effective upon completion of the December 31, 2001 audit. The decision to change accountants was approved by our audit committee and board of directors and was ratified by our shareholders on May 7, 2002.

      In connection with the audits for the two most recent fiscal years and through April 3, 2002, (1) there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference thereto in their report on the financial statements for such years; and (2) there has been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The reports of Arthur Andersen on our financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for the emphasis of matter related to the inherent uncertainty of determining the value of investments whose values have been estimated by the board of directors in good faith in the absence of readily ascertainable market values.

      We have not consulted with KPMG during the last two years or the period from January 1, 2002 through April 3, 2002 on either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion KPMG might issue on our financial statements.

      We requested that Arthur Andersen furnish a letter addressed to the SEC stating whether or not Arthur Andersen agrees with the above statements. A copy of such letter to the SEC was included as Exhibit 16.1 to a Form 8-K we filed with the SEC on April 3, 2002.

      With respect to the unaudited interim financial information as of and for the six-month period ended June 30, 2002, included herein, KPMG has reported that they applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included herein, states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the Securities Act for their report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by the accountants within the meaning of Sections 7 and 11 of the Securities Act.

NOTICE REGARDING ARTHUR ANDERSEN LLP

      Section 11(a) of the Securities Act provides that if any part of a registration statement at the time it becomes effective contains an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement, unless it is proved that at the time of such acquisition such person knew of such untruth or omission, may sue, among others, every accountant who has consented to be named as having prepared or certified any part of the registration statement or as having prepared or certified any report or valuation which is used in connection with the registration statement with respect to the statement in such registration statement, report or valuation which purports to have been prepared or certified by the accountant.

      Our consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the three-year period ended December 31, 2001 included in this prospectus were audited by our former independent auditor, Arthur Andersen. However, we have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen with respect to the inclusion of such consolidated financial statements in this prospectus. Under these circumstances, Rule 437a under the Securities Act permits us to file this registration statement without a consent of Arthur Andersen LLP. As a result, you will not be able to sue Arthur Andersen pursuant to Section 11(a) of the Securities Act and therefore your right of recovery under that section may be limited as a result of the lack of the written consent.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

Page

Consolidated Balance Sheet — June 30, 2002 (unaudited) and December 31, 2001 and 2000	F-2

Consolidated Statement of Operations — For the Six Months Ended June 30, 2002 and 2001 (unaudited) and for the Years Ended December 31, 2001, 2000 and 1999	F-3

Consolidated Statement of Changes in Net Assets — For the Six Months Ended June 30, 2002 and 2001 (unaudited) and for the Years Ended December 31, 2001, 2000 and 1999	F-4

Consolidated Statement of Cash Flows — For the Six Months Ended June 30, 2002 and 2001 (unaudited) and for the Years Ended December 31, 2001, 2000 and 1999	F-5

Consolidated Statement of Investments — June 30, 2002 (unaudited) and December 31, 2001	F-6

Notes to Consolidated Financial Statements	F-26

Report of Independent Public Accountants	F-54

Independent Accountants’ Review Report	F-56

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

		December 31,
	June 30,
	2002	2001	2000

(in thousands, except share and per share amounts)	(unaudited)

ASSETS

Portfolio at value:
Private finance

Companies more than 25% owned (cost: 2002-$512,468; 2001-$451,705; 2000-$258,747)	$632,560	$505,620	$262,907

Companies 5% to 25% owned (cost: 2002-$235,879; 2001-$211,030; 2000-$220,634)	264,691	232,399	220,896

Companies less than 5% owned (cost: 2002-$832,665; 2001-$891,231; 2000-$783,148)	738,008	857,053	798,664

Total private finance	1,635,259	1,595,072	1,282,467

Commercial real estate finance (cost: 2002-$724,240; 2001-$732,636; 2000-$503,366)	745,710	734,518	505,534

Total portfolio at value	2,380,969	2,329,590	1,788,001

Other assets	183,328	130,234	63,367

Cash and cash equivalents	4,319	889	2,449

Total assets	$2,568,616	$2,460,713	$1,853,817

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Notes payable and debentures	$869,200	$876,056	$704,648

Revolving credit facility	139,750	144,750	82,000

Accounts payable and other liabilities	118,213	80,784	30,477

Total liabilities	1,127,163	1,101,590	817,125

Commitments and Contingencies

Preferred stock	7,000	7,000	7,000

Shareholders’ equity:

Common stock, $0.0001 par value, 200,000,000 shares authorized; 102,296,392, 99,607,396 and 85,291,696 shares issued and outstanding at June 30, 2002, December 31, 2001 and 2000, respectively	10	10	9

Additional paid-in capital	1,417,356	1,352,688	1,043,653

Notes receivable from sale of common stock	(28,190)	(26,028)	(25,083)

Net unrealized appreciation on portfolio	64,118	39,981	19,378

Distributions in excess of earnings	(18,841)	(14,528)	(8,265)

Total shareholders’ equity	1,434,453	1,352,123	1,029,692

Total liabilities and shareholders’ equity	$2,568,616	$2,460,713	$1,853,817

Net asset value per common share	$14.02	$13.57	$12.11

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Six Months		For the Years Ended
	Ended June 30,		December 31,

	2002	2001	2001	2000	1999
(in thousands, except per share amounts)

	(unaudited)

Interest and related portfolio income:
Interest and dividends

Companies more than 25% owned	$18,806	$10,888	$25,264	$3,106	$1,923

Companies 5% to 25% owned	14,385	12,911	26,711	17,144	8,835

Companies less than 5% owned	94,474	89,900	188,489	162,057	110,354

Total interest and dividends	127,665	113,699	240,464	182,307	121,112
Premiums from loan dispositions

Companies more than 25% owned	—	511	1,011	—	—

Companies 5% to 25% owned	—	—	400	380	—

Companies less than 5% owned	1,659	1,220	1,093	15,758	14,284

Total premiums from loan dispositions	1,659	1,731	2,504	16,138	14,284
Fees and other income

Companies more than 25% owned	13,865	8,113	24,817	2,000	150

Companies 5% to 25% owned	476	150	199	133	—

Companies less than 5% owned	11,919	10,117	21,126	11,011	5,594

Total fees and other income	26,260	18,380	46,142	13,144	5,744

Total interest and related portfolio income	155,584	133,810	289,110	211,589	141,140

Expenses:

Interest	34,984	31,881	65,104	57,412	34,860

Employee	16,309	14,056	29,656	26,025	22,889

Administrative	7,861	6,027	15,299	15,435	12,350

Total operating expenses	59,154	51,964	110,059	98,872	70,099

Net investment income before income tax benefit and net realized and unrealized gains (losses)	96,430	81,846	179,051	112,717	71,041

Income tax benefit	—	—	412	—	—

Net investment income before net realized and unrealized gains (losses)	96,430	81,846	179,463	112,717	71,041

Net realized and unrealized gains (losses):
Net realized gains (losses)

Companies more than 25% owned	(630)	(731)	1,893	(1,272)	109

Companies 5% to 25% owned	718	4,571	1,639	1,218	12,489

Companies less than 5% owned	8,762	1,151	(2,871)	15,577	12,793

Total net realized gains	8,850	4,991	661	15,523	25,391

Net unrealized gains	24,135	11,297	20,603	14,861	2,138

Total net realized and unrealized gains	32,985	16,288	21,264	30,384	27,529

Net increase in net assets resulting from operations	$129,415	$98,134	$200,727	$143,101	$98,570

Basic earnings per common share	$1.28	$1.12	$2.19	$1.95	$1.64

Diluted earnings per common share	$1.26	$1.10	$2.16	$1.94	$1.64

Weighted average common shares outstanding — basic	100,822	87,441	91,564	73,165	59,877

Weighted average common shares outstanding — diluted	102,900	88,966	93,003	73,472	60,044

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months
	Ended June 30,		For the Years Ended December 31,

	2002	2001	2001	2000	1999
(in thousands, except per share amounts)

	(unaudited)

Operations:

Net investment income before income tax benefit and net realized and unrealized gains	$96,430	$81,846	$179,051	$112,717	$71,041

Income tax benefit	—	—	412	—	—

Net realized gains	8,850	4,991	661	15,523	25,391

Net unrealized gains	24,135	11,297	20,603	14,861	2,138

Net increase in net assets resulting from operations	129,415	98,134	200,727	143,101	98,570

Shareholder distributions:

Common stock dividends	(109,482)	(87,836)	(186,157)	(135,795)	(97,941)

Preferred stock dividends	(110)	(110)	(230)	(230)	(230)

Net decrease in net assets resulting from shareholder distributions	(109,592)	(87,946)	(186,387)	(136,025)	(98,171)

Capital share transactions:

Sale of common stock	49,920	123,262	286,888	250,912	164,269

Issuance of common stock for portfolio investments	—	—	5,157	86,076	—

Issuance of common stock upon the exercise of stock options	11,626	6,258	10,660	3,309	5,920

Issuance of common stock in lieu of cash distributions	3,123	3,415	6,331	4,773	4,610

Net (increase) decrease in notes receivable from sale of common stock	(2,162)	(1,154)	(945)	4,378	(5,725)

Net decrease in common stock held in deferred compensation trust	—	—	—	6,218	6,972

Other	—	—	—	(563)	(290)

Net increase in net assets resulting from capital share transactions	62,507	131,781	308,091	355,103	175,756

Total increase in net assets	$82,330	$141,969	$322,431	$362,179	$176,155

Net assets at beginning of period	$1,352,123	$1,029,692	$1,029,692	$667,513	$491,358

Net assets at end of period	$1,434,453	$1,171,661	$1,352,123	$1,029,692	$667,513

Net asset value per common share	$14.02	$12.79	$13.57	$12.11	$10.20

Common shares outstanding at end of period	102,296	91,578	99,607	85,057	65,414

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Six Months
	Ended June 30,		For the Years Ended December 31,

	2002	2001	2001	2000	1999
(in thousands)

	(unaudited)

Cash flows from operating activities:

Net increase in net assets resulting from operations	$129,415	$98,134	$200,727	$143,101	$98,570
Adjustments

Portfolio investments	(195,455)	(299,843)	(675,172)	(827,025)	(751,871)

Repayments of investment principal	67,017	42,544	74,461	111,031	139,561

Proceeds from investment sales	126,280	74,648	129,980	280,244	198,368

Change in accrued or reinvested interest and dividends	(19,463)	(25,493)	(51,554)	(32,245)	(12,842)

Changes in other assets and liabilities	(18,982)	(7,374)	1,290	3,472	2,376

Amortization of loan discounts and fees	(9,284)	(7,722)	(13,929)	(10,101)	(10,674)

Depreciation and amortization	657	479	994	925	788

Realized losses	6,579	1,605	9,446	13,081	6,145

Net unrealized gains	(24,135)	(11,297)	(20,603)	(14,861)	(2,138)

Net cash provided by (used in) operating activities	62,629	(134,319)	(344,360)	(332,378)	(331,717)

Cash flows from financing activities:

Sale of common stock	49,920	123,262	286,888	250,912	164,269

Sale of common stock upon the exercise of stock options	9,245	2,103	5,428	319	103

Collections of notes receivable from sale of common stock	220	3,002	5,090	6,363	195

Common dividends and distributions paid	(106,359)	(84,422)	(179,826)	(131,022)	(95,031)

Preferred stock dividends paid	(110)	(110)	(230)	(230)	(230)

Net borrowings under (repayments on) notes payable and debentures	(6,856)	11,666	166,150	217,298	254,000

Net borrowings under (repayments on) revolving line of credit	(5,000)	82,750	62,750	(23,500)	4,500

Other	(259)	(2,948)	(3,450)	(3,468)	(3,009)

Net cash provided by (used in) financing activities	(59,199)	135,303	342,800	316,672	324,797

Net increase (decrease) in cash and cash equivalents	$3,430	$984	$(1,560)	$(15,706)	$(6,920)

Cash and cash equivalents at beginning of period	$889	$2,449	$2,449	$18,155	$25,075

Cash and cash equivalents at end of period	$4,319	$3,433	$889	$2,449	$18,155

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Private Finance
		June 30, 2002

Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Companies More Than 25% Owned
Acme Paging, L.P.	Loan	$3,200	$3,200
(Telecommunications)	Debt Securities	7,005	7,005
	Equity Interests	3,717	2,261

American Healthcare Services, Inc.	Debt Securities	41,362	41,362
(Healthcare)	Common Stock (79,567,042 shares)	1,000	100
	Guaranty ($915)	—	—

Business Loan Express, Inc.	Loan	6,000	6,000
(Financial Services)	Debt Securities	80,809	80,809
	Preferred Stock (25,111 shares)	25,111	25,111
	Common Stock (25,503,043 shares)	104,641	140,000
	Guaranty ($48,126 — See Note 3)	—	—
	Standby Letters of Credit ($10,550 — See Note 3)	—	—

The Color Factory Inc.	Loan	7,439	7,439
(Consumer Products)	Preferred Stock (1,000 shares)	1,002	1,002
	Common Stock (980 shares)	6,535	8,035

Directory Investment Corporation	Common Stock (470 shares)	112	32
(Publishing)

Directory Lending Corporation	Series A Common Stock (34 shares)	—	—
(Publishing)	Series B Common Stock (6 shares)	8	—
	Series C Common Stock (10 shares)	22	—

EDM Consulting, LLC	Debt Securities	1,875	443
(Business Services)	Equity Interests	250	—

Elmhurst Consulting, LLC	Loan	12,530	12,530
(Business Services)	Equity Interests	5,165	5,165
	Guaranty ($2,190)	—	—

Foresite Towers, LLC	Equity Interests	15,522	15,522
(Tower Leasing)

Gordian Group, Inc.	Loan	6,965	6,965
(Business Services)	Common Stock (1,000 shares)	1,300	1,300

HealthASPex, Inc.	Preferred Stock (1,451,380 shares)	4,900	2,617
(Business Services)	Preferred Stock (700,000 shares)	700	700
	Common Stock (1,451,380 shares)	4	—

The Hillman Companies Inc.(1)	Debt Securities	41,012	41,012
(Consumer Products)	Common Stock (6,890,937 shares)	57,156	90,000

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance
		June 30, 2002

Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

HMT, Inc.	Debt Securities	$9,036	$9,036
(Business Services)	Preferred Stock (519,484 shares)	2,078	2,078
	Common Stock (300,000 shares)	3,000	1,694
	Warrants	1,155	651

Monitoring Solutions, Inc.	Debt Securities	1,823	153
(Business Services)	Common Stock (33,333 shares)	—	—
	Warrants	—	—

MVL Group, Inc.	Loan	16,963	16,963
(Business Services)	Debt Securities	16,116	16,116
	Common Stock (650,000 shares)	643	643

Spa Lending Corporation	Preferred Stock (28,625 shares)	409	288
(Recreation)	Common Stock (6,208 shares)	—	—

STS Operating, Inc.	Common Stock (3,000,000 shares)	3,177	3,177
(Industrial Products)

Sure-Tel, Inc.	Preferred Stock (1,000,000 shares)	1,000	1,000
(Consumer Services)	Common Stock (37,000 shares)	5,018	5,018

Total Foam, Inc.	Debt Securities	260	125
(Industrial Products)	Common Stock (910 shares)	10	—

WyoTech Acquisition	Debt Securities	12,638	12,638
Corporation	Preferred Stock (100 shares)	3,700	3,700
(Education)	Common Stock (99 shares)	100	60,670

Total companies more than 25% owned		$512,468	$632,560

Companies 5% to 25% Owned

Aspen Pet Products, Inc.	Loans	$15,111	$15,111
(Consumer Products)	Preferred Stock (2,021 shares)	1,981	1,981
	Common Stock (1,400 shares)	140	140

Autania AG(1,3)	Debt Securities	4,487	4,487
(Industrial Products)	Common Stock (250,000 shares)	2,169	2,169

CBA-Mezzanine Capital Finance, LLC	Loan	313	313
(Financial Services)

Colibri Holding Corporation	Loans	3,478	3,478
(Consumer Products)	Preferred Stock (237 shares)	248	248
	Common Stock (3,362 shares)	1,250	1,250
	Warrants	290	290

CorrFlex Graphics, LLC	Debt Securities	2,393	2,393
(Business Services)	Warrants	—	17,490
	Options	—	1,510

Csabai Canning Factory Rt(3)	Hungarian Quotas (9.2%)	700	—
(Consumer Products)

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance
		June 30, 2002

Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

CyberRep	Loan	$1,184	$1,184
(Business Services)	Debt Securities	14,550	14,550
	Warrants	660	3,310

The Debt Exchange Inc.	Preferred Stock (921,829 shares)	1,250	1,250
(Business Services)

Gibson Guitar Corporation	Debt Securities	17,558	17,558
(Consumer Products)	Warrants	525	2,325

International Fiber Corporation	Debt Securities	22,499	22,499
(Industrial Products)	Common Stock (1,029,068 shares)	5,483	6,982
	Warrants	550	700

Liberty-Pittsburgh Systems, Inc.	Debt Securities	3,494	3,494
(Business Services)	Common Stock (123,929 shares)	142	142

Litterer Beteiligungs-GmbH(3)	Debt Securities	1,070	1,070
(Business Services)	Equity Interest	358	358

Logic Bay Corporation	Preferred Stock (1,131,222 shares)	5,000	1,000
(Business Services)

Magna Card, Inc.	Debt Securities	153	153
(Consumer Products)	Preferred Stock (1,875 shares)	94	94
	Common Stock (4,687 shares)	—	—

Master Plan, Inc.	Loan	1,204	1,204
(Business Services)	Common Stock (156 shares)	42	42

MortgageRamp.com, Inc.	Common Stock (772,000 shares)	3,860	3,860
(Business Services)

Morton Grove	Loan	16,356	16,356
Pharmaceuticals, Inc.	Preferred Stock (106,947 shares)	5,000	12,000
(Consumer Products)

Nobel Learning Communities,	Debt Securities	9,704	9,704
Inc.(1)	Preferred Stock (1,063,830 shares)	2,000	2,000
(Education)	Warrants	575	296

North American Archery, LLC	Loans	1,390	840
(Consumer Products)	Convertible Debentures	2,248	59
	Guaranty ($1,020)	—	—

Packaging Advantage	Debt Securities	11,635	11,635
Corporation	Common Stock (200,000 shares)	2,000	2,000
(Business Services)	Warrants	963	963

Professional Paint, Inc.	Debt Securities	22,086	22,086
(Consumer Products)	Preferred Stock (15,000 shares)	18,309	18,309
	Common Stock (110,000 shares)	69	4,500

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance
		June 30, 2002

Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Progressive International	Debt Securities	$3,963	$3,963
Corporation	Preferred Stock (500 shares)	500	500
(Consumer Products)	Common Stock (197 shares)	13	13
	Warrants	—	—

Redox Brands, Inc.	Debt Securities	9,649	9,649
(Consumer Products)	Preferred Stock (2,404,086 shares)	6,974	6,974
	Warrants	584	584

Staffing Partners Holding	Loan	2,500	2,500
Company, Inc.	Debt Securities	4,992	4,992
(Business Services)	Preferred Stock (414,600 shares)	2,073	2,073
	Common Stock (50,200 shares)	50	50
	Warrants	10	10

Total companies 5% to 25% owned		$235,879	$264,691

Companies Less Than 5% Owned
ACE Products, Inc.	Loans	$17,164	$15,839
(Industrial Products)

Advantage Mayer, Inc.	Debt Securities	10,654	10,654
(Business Services)	Warrants	382	1,455

Alderwoods Group, Inc.(1)	Common Stock (357,568 shares)	5,006	2,739
(Consumer Services)

Allied Office Products, Inc.	Debt Securities	7,628	50
(Business Services)	Warrants	629	—

American Barbecue & Grill, Inc.	Warrants	125	—
(Retail)

American Home Care Supply,	Debt Securities	6,935	6,935
LLC	Warrants	579	1,579
(Consumer Products)

ASW Holding Corporation	Warrants	25	25
(Industrial Products)

Avborne, Inc.	Debt Securities	12,959	3,500
(Business Services)	Warrants	1,180	—

Bakery Chef, Inc.	Loans	17,604	17,604
(Consumer Products)

Blue Rhino Corporation(1)	Debt Securities	13,913	13,913
(Consumer Products)	Warrants	1,200	13,500

Border Foods, Inc.	Debt Securities	9,347	9,347
(Consumer Products)	Preferred Stock (50,919 shares)	2,000	2,000
	Warrants	665	665

Camden Partners Strategic Fund II, L.P.(4)	Limited Partnership Interest	1,879	2,002
(Private Equity Fund)

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance
		June 30, 2002

Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Candlewood Hotel Company(1)	Preferred Stock (3,250 shares)	$3,250	$1,300
(Hospitality)

Celebrities, Inc.	Loan	230	230
(Broadcasting & Cable)	Warrants	12	492

Component Hardware Group, Inc.	Debt Securities	11,032	11,032
(Industrial Products)	Preferred Stock (18,000 shares)	1,800	1,800
	Common Stock (2,000 shares)	200	200

Convenience Corporation of	Debt Securities	8,355	2,738
America	Preferred Stock (22,301 shares)	334	—
(Retail)	Warrants	—	—

Cooper Natural Resources, Inc.	Loan	299	299
(Industrial Products)	Debt Securities	1,815	1,815
	Preferred Stock (6,316 shares)	1,427	1,427
	Warrants	832	832

Coverall North America, Inc.	Loan	10,418	10,418
(Business Services)	Debt Securities	5,740	5,740

CPM Acquisition Corporation	Loan	9,902	9,902
(Industrial Products)

CTT Holdings	Loan	1,478	1,478
(Consumer Products)

Cumulus Media, Inc. (1)	Common Stock (11,037 shares)	198	152
(Broadcasting & Cable)

Drilltec Patents &	Loan	10,918	348
Technologies Company, Inc.	Debt Securities	1,500	1,500
(Industrial Products)	Warrants	—	—

eCentury Capital Partners, L.P.(4)	Limited Partnership Interest	1,875	1,691
(Private Equity Fund)

El Dorado Communications, Inc.	Loans	306	306
(Broadcasting & Cable)

Elexis Beta GmbH(3)	Options	426	426
(Industrial Products)

Eparfin S.A.(3)	Loan	29	29
(Consumer Products)

E-Talk Corporation	Debt Securities	8,852	1,000
(Business Services)	Warrants	1,157	—

Executive Greetings, Inc.	Debt Securities	17,327	17,327
(Business Services)	Warrants	360	360

ExTerra Credit Recovery, Inc.	Preferred Stock (500 shares)	568	103
(Business Services)	Common Stock (2,500 shares)	—	—
	Warrants	—	—

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance
		June 30, 2002

Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Fairchild Industrial Products	Debt Securities	$5,906	$5,906
Company	Warrants	280	1,100
(Industrial Products)

Galaxy American	Debt Securities	48,433	34,010
Communications, LLC	Options	—	—
(Broadcasting & Cable)	Standby Letter of Credit ($750)	—	—

Garden Ridge Corporation	Debt Securities	27,070	27,070
(Retail)	Preferred Stock (1,130 shares)	1,130	1,130
	Common Stock (188,400 shares)	613	613

GC-Sun Holdings II, LP (Kar Products, LP)	Loans	8,167	8,167
(Business Services)

Ginsey Industries, Inc.	Loans	5,000	5,000
(Consumer Products)	Convertible Debentures	500	500
	Warrants	—	1,500

Global Communications, LLC	Loan	1,997	1,997
(Business Services)	Debt Securities	15,262	15,262
	Equity Interest	11,067	11,067
	Options	1,639	1,639

Grant Broadcasting Systems II	Warrants	87	3,000
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(4)	Limited Partnership Interest	1,832	1,398
(Private Equity Fund)

The Hartz Mountain Corporation	Debt Securities	27,544	27,544
(Consumer Products)	Common Stock (200,000 shares)	2,000	2,000
	Warrants	2,613	2,613

Hotelevision, Inc.	Preferred Stock (315,100 shares)	315	315
(Broadcasting & Cable)

Icon International, Inc.	Common Stock (35,228 shares)	1,219	2,712
(Business Services)

Impact Innovations Group, LLC	Debt Securities	6,727	3,436
(Business Services)	Warrants	1,674	—

Intellirisk Management Corporation	Loans	22,796	22,796
(Business Services)

Interline Brands, Inc.	Debt Securities	33,431	33,431
(Business Services)	Preferred Stock (199,313 shares)	1,849	1,849
	Common Stock (15,615 shares)	139	139
	Warrants	1,181	1,181

Jakel, Inc.	Loan	23,307	16,047
(Industrial Products)

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance
		June 30, 2002

Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

JRI Industries, Inc.	Debt Securities	$1,981	$1,981
(Industrial Products)	Warrants	74	74

Julius Koch USA, Inc.	Debt Securities	453	453
(Industrial Products)	Warrants	259	8,000

Kirker Enterprises, Inc.	Warrants	348	3,501
(Industrial Products)	Equity Interest	4	4

Kirkland’s, Inc.	Debt Securities	6,387	6,387
(Retail)	Preferred Stock (917 shares)	412	412
	Warrants	96	5,816

Kyrus Corporation	Debt Securities	7,380	7,380
(Business Services)	Warrants	348	348

Love Funding Corporation	Preferred Stock (26,000 shares)	359	213
(Financial Services)

Matrics, Inc.	Preferred Stock (511,876 shares)	500	500
(Business Services)	Warrants	—	—

MedAssets.com, Inc.	Debt Securities	15,363	15,363
(Business Services)	Preferred Stock (260,417 shares)	2,049	2,049
	Warrants	136	136

Mid-Atlantic Venture Fund IV, L.P.(4)	Limited Partnership Interest	2,475	1,479
(Private Equity Fund)

Midview Associates, L.P.	Warrants	—	—
(Housing)

Most Confiserie GmbH & Co KG(3)	Loan	950	50
(Consumer Products)

NetCare, AG(3)	Loan	760	50
(Business Services)	Common Stock (262,784 shares)	230	—

NETtel Communications, Inc.	Debt Securities and Receivables	11,334	4,334
(Telecommunications)

Northeast Broadcasting Group, L.P.	Debt Securities	289	289
(Broadcasting & Cable)

Novak Biddle Venture Partners III, L.P.(4)	Limited Partnership Interest	420	420
(Private Equity Fund)

Nursefinders, Inc.	Debt Securities	11,151	11,151
(Business Services)	Warrants	900	3,060

Onyx Television GmbH(3)	Preferred Units (120,000 shares)	201	8
(Broadcasting & Cable)

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance
		June 30, 2002

Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Opinion Research Corporation(1)	Debt Securities	$14,269	$14,269
(Business Services)	Warrants	996	881

Oriental Trading Company, Inc.	Debt Securities	12,920	12,920
(Consumer Products)	Preferred Equity Interest	1,500	1,500
	Common Equity Interest	—	2,000
	Warrants	13	2,300

Outsource Partners, Inc.	Debt Securities	24,048	24,048
(Business Services)	Warrants	826	826

Pico Products, Inc.	Loan	1,406	1,406
(Industrial Products)

Polaris Pool Systems, Inc.	Debt Securities	10,630	10,630
(Consumer Products)	Warrants	1,145	1,145

Powell Plant Farms, Inc.	Loan	19,095	14,087
(Consumer Products)

Proeducation GmbH(3)	Loan	321	321
(Education)

Prosperco Finanz Holding AG(3)	Convertible Debentures	5,492	5,492
(Financial Services)	Common Stock (1,528 shares)	1,059	1,059
	Warrants	—	—

Raytheon Aerospace, LLC	Debt Securities	5,130	5,130
(Business Services)	Equity Interest	—	—

Schwinn Holdings Corporation	Debt Securities	10,195	1,835
(Consumer Products)

Seasonal Expressions, Inc.	Preferred Stock (504 shares)	500	—
(Consumer Products)

Simula, Inc.(1)	Loan	20,539	20,539
(Industrial Products)

Soff-Cut Holdings, Inc.	Debt Securities	8,807	8,807
(Industrial Products)	Preferred Stock (300 shares)	300	300
	Common Stock (2,000 shares)	200	200

Southwest PCS, LLC	Loan	6,059	6,059
(Telecommunications)

Startec Global Communications	Loan	23,815	23,815
Corporation(1)	Debt Securities	21,432	245
(Telecommunications)	Common Stock (258,064 shares)	3,000	—
	Warrants	—	—

SunStates Refrigerated	Loans	6,062	4,188
Services, Inc.	Debt Securities	2,445	—
(Warehouse Facilities)

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance
		June 30, 2002

Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Sydran Food Services II, L.P.	Debt Securities	$12,973	$12,973
(Retail)	Equity Interests	3,909	3,909
	Warrants	—	—

Tubbs Snowshoe	Debt Securities	3,920	3,920
Company, LLC	Equity Interests	500	500
(Consumer Products)	Warrants	54	54

United Pet Group, Inc.	Debt Securities	8,987	8,987
(Consumer Products)	Warrants	85	85

Updata Venture Partners, II, L.P.(4)	Limited Partnership Interest	2	1,492
(Private Equity Fund)

Velocita, Inc.	Debt Securities	11,718	—
(Telecommunications)	Warrants	3,540	—

Venturehouse Group, LLC(4)	Equity Interest	667	380
(Private Equity Fund)

Walker Investment Fund II, LLLP(4)	Limited Partnership Interest	1,200	943
(Private Equity Fund)

Warn Industries, Inc.	Debt Securities	11,513	11,513
(Consumer Products)	Warrants	1,429	3,129

Williams Brothers Lumber	Warrants	24	100
Company
(Retail)

Wilshire Restaurant Group, Inc.	Debt Securities	15,630	15,630
(Retail)	Warrants	735	735

Wilton Industries, Inc.	Loan	12,000	12,000
(Consumer Products)

Woodstream Corporation	Loan	2,621	2,621
(Consumer Products)	Debt Securities	7,653	7,653
	Equity Interests	1,700	4,547
	Warrants	450	1,203

Total companies less than 5% owned		$832,665	$738,008

Total private finance (133 portfolio companies)		$1,581,012	$1,635,259

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

			June 30, 2002
			(unaudited)
	Stated
(in thousands, except number of loans)	Interest	Face	Cost	Value

Commercial Real Estate Finance

Commercial Mortgage-Backed Securities
CMBS Bonds
Mortgage Capital Funding, Series 1998-MC3	5.5%	$54,491	$27,330	$27,344
Morgan Stanley Capital I, Series 1999-RM1	6.4%	51,046	21,553	21,395
COMM 1999-1	5.6%	74,879	36,316	36,409
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	37,752	16,811	16,804
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	83,210	36,674	36,783
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	34,856	16,301	16,340
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	29,005	11,576	12,188
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	37,430	16,579	17,426
FUNB CMT, Series 1999-C4	6.5%	43,372	18,259	18,865
Heller Financial, HFCMC Series 2000 PH-1	6.8%	45,456	18,516	19,319
SBMS VII, Inc., Series 2000-NL1	7.2%	20,804	10,764	11,309
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	38,685	18,345	19,030
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	39,379	17,523	18,722
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	34,967	12,617	14,000
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	43,288	18,139	19,741
JP Morgan-CIBC-Deutsche 2001	5.8%	46,326	19,788	20,430
Lehman Brothers-UBS Warburg 2001-C4	6.4%	49,582	21,989	24,069
SBMS VII, Inc., Series 2001-C1	6.1%	41,109	16,017	16,774
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	45,218	19,947	20,699
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CKN5	5.2%	59,602	28,245	29,518
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1	5.6%	42,747	16,142	16,881
SBMS VII, Inc., Series 2001-C2	6.2%	47,353	22,043	24,180
FUNB CMT, Series 2002-C1	6.0%	38,238	16,592	17,630
GE Capital Commercial Mortgage Corp., Series 2002-1	6.2%	80,490	44,316	48,976
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2	5.8%	62,704	34,643	36,058

Total CMBS bonds		$1,181,989	$537,025	$560,890

Collateralized Debt Obligations
Crest 2001-1, Ltd.(3)		24,023	24,023	24,023
Crest 2002-1, Ltd.(3)		23,541	23,541	23,541
Crest 2002-IG, Ltd.(3)		4,969	4,969	4,969

Total collateralized debt obligations		$52,533	$52,533	$52,533

Total CMBS		$1,234,522	$589,558	$613,423

	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	9	$8,108	$9,122
	7.00%- 8.99%	19	21,252	20,555
	9.00%-10.99%	10	9,879	9,879
	11.00%-12.99%	10	14,746	14,540
	13.00%-14.99%	6	7,856	7,856
	15.00% and above	1	49	49

Total commercial mortgage loans		55	$61,890	$62,001

Residual Interest			$69,341	$69,042

Real Estate Owned			3,451	1,244

Total commercial real estate finance			$724,240	$745,710

Total portfolio			$2,305,252	$2,380,969

(3) Non-U.S. company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.	Debt Securities	$6,992	$6,992
(Telecommunications)	Equity Interests	3,640	2,184

American Healthcare Services,	Debt Securities	40,194	40,194
Inc.	Common Stock (79,567,042 shares)	1,000	100
(Healthcare)	Guaranty ($195)	—	—

Business Loan Express, Inc.	Loan	6,000	6,000
(Financial Services)	Debt Securities	76,242	76,242
	Preferred Stock (25,111 shares)	25,111	25,111
	Common Stock (25,503,043 shares)	104,596	120,096
	Guaranty ($51,350 — See Note 3)	—	—

The Color Factory Inc.	Loan	5,346	5,346
(Consumer Products)	Preferred Stock (600 shares)	788	788
	Common Stock (980 shares)	6,535	8,035

Directory Investment Corporation	Common Stock (470 shares)	112	32
(Publishing)

Directory Lending Corporation	Series A Common Stock (34 shares)	—	—
(Publishing)	Series B Common Stock (6 shares)	8	—
	Series C Common Stock (10 shares)	22	—

EDM Consulting, LLC	Debt Securities	1,875	443
(Business Services)	Equity Interest	250	—

Elmhurst Consulting, LLC	Loan	7,762	7,762
(Business Services)	Equity Interests	5,157	5,157
	Guaranty ($2,800)	—	—

Foresite Towers, LLC	Equity Interests	15,500	15,500
(Tower Leasing)

HealthASPex, Inc.	Preferred Stock (1,451,380 shares)	4,900	3,900
(Business Services)	Preferred Stock (611,923 shares)	612	612
	Common Stock (1,451,380 shares)	4	—

The Hillman Companies, Inc.	Debt Securities	40,071	40,071
(Consumer Products)	Common Stock (6,890,937 shares)	57,156	57,156

HMT, Inc.	Debt Securities	8,995	8,995
(Business Services)	Common Stock (300,000 shares)	3,000	3,000
	Warrants	1,155	1,155

Monitoring Solutions, Inc.	Debt Securities	1,823	153
(Business Services)	Common Stock (33,333 shares)	—	—
	Warrants	—	—

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Spa Lending Corporation	Preferred Stock (28,625 shares)	$485	$375
(Recreation)	Common Stock (6,208 shares)	25	18

STS Operating, Inc.	Common Stock (3,000,000 shares)	3,177	3,177
(Industrial Products)

Sure-Tel, Inc.	Loan	1,207	1,207
(Consumer Services)	Preferred Stock (1,116,902 shares)	4,642	4,642
	Warrants	662	662
	Options	—	—

Total Foam, Inc.	Debt Securities	263	127
(Industrial Products)	Common Stock (910 shares)	10	—

WyoTech Acquisition	Debt Securities	12,588	12,588
Corporation	Preferred Stock (100 shares)	3,700	3,700
(Education)	Common Stock (99 shares)	100	44,100

Total companies more than 25% owned		$451,705	$505,620

Companies 5% to 25% Owned

Aspen Pet Products, Inc.	Loans	$14,576	$14,576
(Consumer Products)	Preferred Stock (1,860 shares)	1,981	1,981
	Common Stock (1,400 shares)	140	140

Autania AG(1,3)	Debt Securities	4,762	4,762
(Industrial Products)	Common Stock (250,000 shares)	2,261	2,261

Colibri Holding Corporation	Loans	3,464	3,464
(Consumer Products)	Preferred Stock (237 shares)	237	237
	Common Stock (3,362 shares)	1,250	1,250
	Warrants	290	290

CorrFlex Graphics, LLC	Debt Securities	2,312	2,312
(Business Services)	Warrants	—	6,674
	Options	—	576

Csabai Canning Factory Rt(3)	Hungarian Quotas (9.2%)	700	—
(Consumer Products)

CyberRep	Loan	1,109	1,109
(Business Services)	Debt Securities	14,209	14,209
	Warrants	660	3,310

The Debt Exchange Inc.	Preferred Stock (921,829 shares)	1,250	1,250
(Business Services)

FTI Consulting, Inc.(1)	Warrants	—	510
(Business Services)

Gibson Guitar Corporation	Debt Securities	17,175	17,175
(Consumer Products)	Warrants	525	2,325

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

International Fiber Corporation	Debt Securities	$22,257	$22,257
(Industrial Products)	Common Stock (1,029,068 shares)	5,483	6,982
	Warrants	550	700

Liberty-Pittsburgh Systems, Inc.	Debt Securities	3,487	3,487
(Business Services)	Common Stock (123,929 shares)	142	142

Logic Bay Corporation	Preferred Stock (1,131,222 shares)	5,000	5,000
(Business Services)

Magna Card, Inc.	Debt Securities	153	153
(Consumer Products)	Preferred Stock (1,875 shares)	94	94
	Common Stock (4,687 shares)	—	—

Master Plan, Inc.	Loan	1,204	1,204
(Business Services)	Common Stock (156 shares)	42	2,042

MortgageRamp.com, Inc.	Common Stock (772,000 shares)	3,860	3,860
(Business Services)

Morton Grove	Loan	16,150	16,150
Pharmaceuticals, Inc.	Preferred Stock (106,947 shares)	5,000	9,000
(Consumer Products)

Nobel Learning Communities,	Debt Securities	9,656	9,656
Inc.(1)	Preferred Stock (265,957 shares)	2,000	2,000
(Education)	Warrants	575	575

North American Archery, LLC	Loans	1,390	840
(Consumer Products)	Convertible Debentures	2,248	2,008
	Guaranty ($270)	—	—

Packaging Advantage	Debt Securities	11,586	11,586
Corporation	Common Stock (200,000 shares)	2,000	2,000
(Business Services)	Warrants	963	963

Professional Paint, Inc.	Debt Securities	21,409	21,409
(Consumer Products)	Preferred Stock (15,000 shares)	17,215	17,215
	Common Stock (110,000 shares)	69	3,069

Progressive International	Debt Securities	3,958	3,958
Corporation	Preferred Stock (500 shares)	500	500
(Consumer Products)	Common Stock (197 shares)	13	13
	Warrants	—	—

Staffing Partners Holding	Debt Securities	4,992	4,992
Company, Inc.	Preferred Stock (414,600 shares)	2,073	2,073
(Business Services)	Common Stock (50,200 shares)	50	50
	Warrants	10	10

Total companies 5% to 25% owned		$211,030	$232,399

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Companies Less Than 5% Owned

Ability One Corporation	Loans	$10,657	$10,657
(Consumer Products)

ACE Products, Inc.	Loans	16,875	16,875
(Industrial Products)

Advantage Mayer, Inc.	Debt Securities	10,945	10,945
(Business Services)	Warrants	—	—

Allied Office Products, Inc.	Debt Securities	7,491	7,491
(Business Services)	Warrants	629	629

American Barbecue & Grill, Inc.	Warrants	125	—
(Retail)

American Home Care Supply, LLC	Debt Securities	6,906	6,906
(Consumer Products)	Warrants	579	1,579

ASW Holding Corporation	Warrants	25	25
(Industrial Products)

Aurora Communications, LLC	Loans	15,809	15,809
(Broadcasting & Cable)	Equity Interest	2,461	6,050

Avborne, Inc.	Debt Securities	12,750	6,375
(Business Services)	Warrants	1,180	—

Bakery Chef, Inc.	Loans	17,018	17,018
(Consumer Products)

Blue Rhino Corporation(1)	Debt Securities	13,816	13,816
(Consumer Products)	Warrants	1,200	2,000

Border Foods, Inc.	Debt Securities	9,313	9,313
(Consumer Products)	Preferred Stock (50,919 shares)	2,000	2,000
	Warrants	665	665

Camden Partners Strategic Fund II, L.P.(4)	Limited Partnership Interest	1,295	1,295
(Private Equity Fund)

CampGroup, LLC	Debt Securities	2,702	2,702
(Recreation)	Warrants	220	220

Candlewood Hotel Company(1)	Preferred Stock (3,250 shares)	3,250	3,250
(Hospitality)

Celebrities, Inc.	Loan	244	244
(Broadcasting & Cable)	Warrants	12	550

Classic Vacation Group, Inc.(1)	Loan	6,399	6,399
(Consumer Products)

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Component Hardware Group, Inc.	Debt Securities	$10,774	$10,774
(Industrial Products)	Preferred Stock (18,000 shares)	1,800	1,800
	Common Stock (2,000 shares)	200	200

Convenience Corporation of	Debt Securities	8,355	2,738
America	Preferred Stock (22,301 shares)	334	—
(Retail)	Warrants	—	—

Cooper Natural Resources, Inc.	Debt Securities	1,750	1,750
(Industrial Products)	Preferred Stock (6,316 shares)	1,427	1,427
	Warrants	832	832

Coverall North America, Inc.	Loan	10,309	10,309
(Business Services)	Debt Securities	5,324	5,324
	Warrants	—	—

CPM Acquisition Corporation	Loan	9,604	9,604
(Industrial Products)

CTT Holdings	Loan	1,388	1,388
(Consumer Products)

Drilltec Patents &	Loan	10,918	9,262
Technologies Company, Inc.	Debt Securities	1,500	1,500
(Industrial Products)	Warrants	—	—

eCentury Capital Partners, L.P.(4)	Limited Partnership Interest	1,875	1,800
(Private Equity Fund)

El Dorado Communications, Inc.	Loans	306	306
(Broadcasting & Cable)

Elexis Beta GmbH(3)	Options	426	526
(Industrial Products)

Eparfin S.A.(3)	Loan	29	29
(Consumer Products)

E-Talk Corporation	Debt Securities	8,852	6,509
(Business Services)	Warrants	1,157	—

Ex Terra Credit Recovery, Inc.	Preferred Stock (500 shares)	568	318
(Business Services)	Common Stock (2,500 shares)	—	—
	Warrants	—	—

Executive Greetings, Inc.	Debt Securities	15,938	15,938
(Business Services)	Warrants	360	360

Fairchild Industrial Products	Debt Securities	5,872	5,872
Company	Warrants	280	2,378
(Industrial Products)

Galaxy American	Debt Securities	48,869	39,217
Communications, LLC	Options	—	—
(Broadcasting & Cable)	Standby Letter of Credit ($750)	—	—

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Garden Ridge Corporation	Debt Securities	$26,948	$26,948
(Retail)	Preferred Stock (1,130 shares)	1,130	1,130
	Common Stock (471 shares)	613	613

Ginsey Industries, Inc.	Loans	5,000	5,000
(Consumer Products)	Convertible Debentures	500	500
	Warrants	—	504

Global Communications, LLC	Loan	1,990	1,990
(Business Services)	Debt Securities	14,884	14,884
	Equity Interest	11,067	11,067
	Options	1,639	1,639

Grant Broadcasting Systems II	Warrants	87	5,976
(Broadcasting & Cable)

Grant Television II LLC	Options	492	492
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(4)	Limited Partnership Interest	1,463	1,060
(Private Equity Fund)

The Hartz Mountain Corporation	Debt Securities	27,408	27,408
(Consumer Products)	Common Stock (200,000 shares)	2,000	2,000
	Warrants	2,613	2,613

Hotelevision, Inc.	Preferred Stock (315,100 shares)	315	315
(Broadcasting & Cable)

Icon International, Inc.	Common Stock (37,821 shares)	1,219	1,519
(Business Services)

Impact Innovations Group, LLC	Debt Securities	6,598	6,598
(Business Services)	Warrants	1,674	1,674

Intellirisk Management Corporation	Loans	22,334	22,334
(Business Services)

Interline Brands, Inc.	Debt Securities	32,839	32,839
(Business Services)	Warrants	3,169	3,169

iSolve Incorporated	Preferred Stock (14,853 shares)	874	—
(Business Services)	Common Stock (13,306 shares)	14	—

Jakel, Inc.	Loan	22,291	22,291
(Industrial Products)

JRI Industries, Inc.	Debt Securities	1,972	1,972
(Industrial Products)	Warrants	74	74

Julius Koch USA, Inc.	Debt Securities	1,066	1,066
(Industrial Products)	Warrants	259	7,000

Kirker Enterprises, Inc.	Warrants	348	3,501
(Industrial Products)	Equity Interest	4	4

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Kirkland’s, Inc.	Debt Securities	$7,676	$7,676
(Retail)	Preferred Stock (917 shares)	412	412
	Warrants	96	96

Kyrus Corporation	Debt Securities	7,810	7,810
(Business Services)	Warrants	348	348

The Loewen Group, Inc.(1)	High-Yield Senior Secured Debt	15,150	12,440
(Consumer Services)

Love Funding Corporation	Preferred Stock (26,000 shares)	359	213
(Financial Services)

Matrics, Inc.	Preferred Stock (511,876 shares)	500	500
(Business Services)	Warrants	—	—

MedAssets.com, Inc.	Debt Securities	14,949	14,949
(Business Services)	Preferred Stock (260,417 shares)	2,049	2,049
	Warrants	136	136

Mid-Atlantic Venture Fund IV, L.P.(4)	Limited Partnership Interest	2,475	1,586
(Private Equity Fund)

Midview Associates, L.P.	Warrants	—	—
(Housing)

Most Confiserie GmbH & Co KG(3)	Loan	933	933
(Consumer Products)

MVL Group, Inc.	Loan	1,856	1,856
(Business Services)	Debt Securities	14,806	14,806
	Warrants	643	643
	Guaranty ($1,357)	—	—

NetCare, AG(3)	Loan	811	811
(Business Services)

NETtel Communications, Inc.	Debt Securities and Receivables	11,334	4,334
(Telecommunications)

Northeast Broadcasting Group, L.P.	Debt Securities	310	310
(Broadcasting & Cable)

Novak Biddle Venture Partners III, L.P.(4)	Limited Partnership Interest	330	330
(Private Equity Fund)

Nursefinders, Inc.	Debt Securities	11,341	11,341
(Business Services)	Warrants	900	1,500

Onyx Television GmbH(3)	Preferred Units (120,000 shares)	201	201
(Broadcasting & Cable)

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Opinion Research Corporation(1)	Debt Securities	$14,186	$14,186
(Business Services)	Warrants	996	996

Oriental Trading Company, Inc.	Debt Securities	12,847	12,847
(Consumer Products)	Preferred Equity Interest	1,500	1,500
	Common Equity Interest	—	—
	Warrants	13	588

Outsource Partners, Inc.	Debt Securities	23,994	23,994
(Business Services)	Warrants	826	826

Pico Products, Inc.	Loan	1,406	1,406
(Industrial Products)

Polaris Pool Systems, Inc.	Debt Securities	6,581	6,581
(Consumer Products)	Warrants	1,050	1,050

Powell Plant Farms, Inc.	Loan	16,993	16,993
(Consumer Products)

Proeducation GmbH(3)	Loan	206	206
(Education)

Prosperco Finanz Holding AG(3)	Convertible Debentures	4,899	4,899
(Financial Services)	Common Stock (1,528 shares)	956	956
	Warrants	—	—

Raytheon Aerospace, LLC	Debt Securities	5,051	5,051
(Business Services)	Equity Interest	—	—

Redox Brands, Inc.	Debt Securities	9,462	9,462
(Consumer Products)	Warrants	584	584

Schwinn Holdings Corporation	Debt Securities	10,195	1,835
(Consumer Products)

Seasonal Expressions, Inc.	Preferred Stock (504 shares)	500	—
(Consumer Products)

Simula, Inc.(1)	Loan	19,914	19,914
(Industrial Products)

Soff-Cut Holdings, Inc.	Debt Securities	8,569	8,569
(Industrial Products)	Preferred Stock (300 shares)	300	300
	Common Stock (2,000 shares)	200	200
	Warrants	446	446

Southwest PCS, LLC	Loan	8,243	8,243
(Telecommunications)

Startec Global Communications	Loan	22,815	22,815
Corporation(1)	Debt Securities	21,286	10,301
(Telecommunications)	Common Stock (258,064 shares)	3,000	—
	Warrants	—	—

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

SunStates Refrigerated	Loans	$6,062	$4,573
Services, Inc.	Debt Securities	2,445	877
(Warehouse Facilities)

Sydran Food Services II, L.P.	Debt Securities	12,973	12,973
(Retail)	Equity Interests	3,909	3,909
	Warrants

Tubbs Snowshoe	Debt Securities	3,913	3,913
Company, LLC	Equity Interests	500	500
(Consumer Products)	Warrants	54	54

United Pet Group, Inc.	Debt Securities	4,965	4,965
(Consumer Products)	Warrants	15	15

Updata Venture Partners, II, L.P.(4)	Limited Partnership Interest	2,300	3,865
(Private Equity Fund)

Velocita, Inc.(1)	Debt Securities	11,677	11,677
(Telecommunications)	Warrants	3,540	3,540

Venturehouse Group, LLC(4)	Equity Interest	667	398
(Private Equity Fund)

Walker Investment Fund II, LLLP(4)	Limited Partnership Interest	1,000	743
(Private Equity Fund)

Warn Industries, Inc.	Debt Securities	18,624	18,624
(Consumer Products)	Warrants	1,429	3,129

Williams Brothers Lumber	Warrants	24	322
Company
(Retail)

Wilshire Restaurant Group, Inc.	Debt Securities	15,106	15,106
(Retail)	Warrants	735	735

Wilton Industries, Inc.	Loan	12,000	12,000
(Consumer Products)

Woodstream Corporation	Loan	572	572
(Consumer Products)	Debt Securities	7,631	7,631
	Equity Interests	1,700	4,547
	Warrants	450	1,203

Total companies less than 5% owned		$891,231	$857,053

Total private finance (135 portfolio companies)		$1,553,966	$1,595,072

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3) Non-U.S. company.
(4) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

			December 31, 2001
	Stated
(in thousands, except number of loans)	Interest	Face	Cost	Value

Commercial Real Estate Finance

Commercial Mortgage-Backed Securities

CMBS Bonds
Mortgage Capital Funding, Series 1998-MC3	5.5%	$54,491	$26,888	$26,888
Morgan Stanley Capital I, Series 1999-RM1	6.4%	51,046	21,462	21,462
COMM 1999-1	5.6%	74,879	35,636	35,636
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	45,527	22,272	22,272
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	96,432	44,732	44,732
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	34,856	16,304	16,304
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	29,005	11,326	11,326
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	43,046	20,535	20,535
FUNB CMT, Series 1999-C4	6.5%	49,287	22,253	22,253
Heller Financial, HFCMC Series 2000 PH-1	6.8%	45,456	18,657	18,657
SBMS VII, Inc., Series 2000-NL1	7.2%	24,230	13,309	13,309
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	40,502	19,481	19,481
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	41,084	19,418	19,418
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	31,471	11,455	11,455
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	58,786	29,050	29,050
JP Morgan-CIBC-Deutsche 2001	5.8%	60,889	29,584	29,584
Lehman Brothers-UBS Warburg 2001-C4	6.4%	65,130	32,326	32,326
SBMS VII, Inc., Series 2001-C1	6.1%	54,780	25,267	25,267
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	57,039	28,103	28,103
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CKN5	5.2%	84,482	46,176	46,176
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1	5.6%	55,432	24,075	24,075
SBMS VII, Inc., Series 2001-C2	6.2%	72,422	40,037	40,037

Total CMBS bonds		1,170,272	558,346	558,346

Collateralized Debt Obligations
Crest 2001-1, Ltd.(3)		24,207	24,207	24,207

Total CMBS		$1,194,479	$582,553	$582,553

	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	7	$3,404	$5,100
	7.00%- 8.99%	30	34,583	36,589
	9.00%-10.99%	16	13,617	13,618
	11.00%-12.99%	14	11,977	11,979
	13.00%-14.99%	7	12,455	12,251
	15.00% and above	2	84	60

Total commercial mortgage loans		76	$76,120	$79,597

Residual Interest			$70,179	$69,879

Real Estate Owned			3,784	2,489

Total commercial real estate finance			$732,636	$734,518

Total portfolio			$2,286,602	$2,329,590

(3) Non-U.S. company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information at June 30, 2002 and 2001 and for the
six months ended June 30, 2002 and 2001 is unaudited)

Note 1. Organization

      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary that has also elected to be regulated as a BDC, Allied Investment Corporation (“Allied Investment”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries which are single-member limited liability companies established primarily to hold real estate properties. In April 2001, ACC established a subsidiary, A.C. Corporation (“AC Corp”), which provides diligence and structuring services on private finance and commercial real estate transactions, as well as structuring, transaction, management and advisory services to the Company, its portfolio companies and other third parties.

      ACC also owned Allied Capital SBLC Corporation (“Allied SBLC”), a BDC licensed by the Small Business Administration (“SBA”) as a Small Business Lending Company and a participant in the SBA Section 7(a) Guaranteed Loan Program. On December 31, 2000, ACC acquired BLC Financial Services, Inc. as a private portfolio company, which then changed its name to Business Loan Express, Inc. (“BLX”). As a part of the transaction, Allied SBLC was recapitalized as an independently managed, private portfolio company on December 28, 2000 and ceased to be a consolidated subsidiary of the Company at that time. Allied SBLC was then subsequently merged into BLX. The results of the operations of Allied SBLC are included in the consolidated financial results of ACC and its subsidiaries for 1999 and for 2000 through December 27, 2000.

      Allied Capital Corporation and its subsidiaries, collectively, are hereinafter referred to as the “Company.”

      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests primarily in private companies in a variety of industries and non-investment grade commercial mortgage-backed securities (“CMBS”).

Note 2. Summary of Significant Accounting Policies

  Basis of Presentation

      The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2001, 2000 and 1999 balances to conform with the 2002 financial statement presentation.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

      The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, the interim financial information does not include all of the information and footnotes required by GAAP for complete consolidated financial statements. In the opinion of management, the unaudited consolidated financial statements of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of June 30, 2002 and December 31, 2001 and the results of operations for the six months ended June 30, 2002 and 2001, and changes in net assets and cash flows for the six months ended June 30, 2002 and 2001. The results of operations for the six months ended June 30, 2002 are not necessarily indicative of the operating results to be expected for the full year.

      The private finance portfolio is presented in three categories — companies more than 25% owned which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains or losses from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.

  Valuation of Portfolio Investments

      The Company, as a BDC, invests primarily in illiquid securities including debt and equity securities of private companies and non-investment grade CMBS. The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the board of directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for establishing the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, the Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and the Company’s equity security has also appreciated in value, where appropriate. The value of investments in public securities are determined using quoted market prices discounted for restrictions on resale.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

  Loans and Debt Securities

      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount.

      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Loans classified as Grade 4 or Grade 5 assets do not accrue interest. Loan origination fees, original issue discount and market discount are capitalized and then amortized into interest income using the effective interest method. Prepayment premiums are recorded on loans when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

  Equity Securities

      The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority control positions.

      The value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on cumulative preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected, and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

  Commercial Mortgage-Backed Securities (“CMBS”)

      CMBS are carried at fair value, which is based upon a discounted cash flow model that utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors and the characteristics of the underlying cash flow. The Company’s assumption with regard to discount rate is based upon the yield of comparable securities. The Company recognizes

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS from the date the estimated yield is changed. The Company recognizes unrealized appreciation or depreciation on its CMBS, as comparable yields in the market change and/or whenever it determines that the value of its CMBS is less than the cost basis due to impairment in the underlying collateral pool.

  Residual Interest

      The Company values its residual interest from a previous securitization and recognizes income using the same accounting policies used for the CMBS. The residual interest is carried at fair value based on discounted estimated future cash flows. The Company recognizes income from the residual interest using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

  Net Realized and Unrealized Gains or Losses

      Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

  Fee Income

      Fee income includes fees for diligence, structuring, transaction services, management services and investment advisory services rendered by the Company to portfolio companies and other third parties. Diligence, structuring and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

  Deferred Financing Costs

      Financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

  Derivative Financial Instruments

      The Company may or may not use derivative financial instruments to reduce interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for trading purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized gains or losses during the reporting period.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

  Cash and Cash Equivalents

      Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

  Dividends to Shareholders

      Dividends to shareholders are recorded on the record date.

  Stock Compensation Plans

      The Company applies the intrinsic value-based method of accounting prescribed by Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations to account for its stock compensation plans. Under this method, the Company records compensation expense for awards of stock options to employees only if the market price of the stock on the grant date exceeds the amount the employee is required to pay to acquire the stock. Information concerning the pro forma effects on net earnings and earnings per share of using an optional fair value-method (rather than the intrinsic value method) to account for stock compensation plans is presented in Note 9.

  Federal and State Income Taxes

      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to annually distribute or retain through a deemed distribution all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities. AC Corp is a corporation subject to federal and state income taxes and records a provision for income taxes as appropriate.

  Per Share Information

      Basic earnings per share is calculated using the weighted average number of shares outstanding for the period presented. Diluted earnings per share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

  Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      The consolidated financial statements include investments at value of $2,380,969,000, $2,329,590,000 and $1,788,001,000 as of June 30, 2002, December 31, 2001 and 2000, respectively, (93%, 95% and 96%, respectively, of total assets). Substantially all of these investments represent investments whose fair values have been determined by the board of directors in good faith in the absence of readily ascertainable market values. Because of the inherent uncertainty of valuation, the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

board of directors’ estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Note 3. Portfolio

  Private Finance

      At June 30, 2002 and December 31, 2001 and 2000, the private finance portfolio consisted of the following:

	2002			2001			2000

	Cost	Value	Yield	Cost	Value	Yield	Cost	Value	Yield
($ in thousands)
Loans and debt securities	$1,183,308	$1,050,752	13.9%	$1,169,673	$1,107,890	14.8%	$983,887	$966,257	14.6%

Equity interests	397,704	584,507		384,293	487,182		278,642	316,210

Total	$1,581,012	$1,635,259		$1,553,966	$1,595,072		$1,262,529	$1,282,467

      Private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. Private finance investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. Private finance investments are generally issued by privately-owned companies and are generally illiquid and subject to restrictions on resale or transferability.

      Loans and debt securities generally have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary. At June 30, 2002 and December 31, 2001 and 2000, approximately 97%, 98% and 98%, respectively, of the Company’s private finance loan portfolio was composed of fixed interest rate loans.

      Equity interests consist primarily of securities issued by privately-owned companies and may be subject to restrictions on their resale or may be otherwise illiquid. Equity securities generally do not produce a current return, but are held in anticipation of investment appreciation and ultimate gain on sale.

      At June 30, 2002 and December 31, 2001 and 2000, the Company had an investment at value totaling $251,920,000, $227,449,000 and $204,080,000, respectively, in Business Loan Express, Inc. (“BLX”), a small business lender that participates in the SBA Section 7(a) Guaranteed Loan Program. The Company owns 94.9% of BLX’s common stock. As the controlling shareholder of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount up to 50% of the total obligations (consisting of principal, accrued interest and other fees) on BLX’s 3-year unsecured revolving credit facility for $124,000,000. The amount guaranteed by the Company at June 30, 2002 was $48,126,000. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at June 30, 2002. In consideration for providing this guaranty, BLX will pay the Company an annual guaranty fee of approximately $3,100,000 in 2002. BLX is headquartered in New York, NY. The Company has also provided two standby letters of credit in connection with two term securitization transactions completed by BLX in the second quarter of 2002 totaling $10,550,000.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      At June 30, 2002 and December 31, 2001, the Company had an investment in The Hillman Companies, Inc. (formerly SunSource, Inc.) totaling $131,012,000 and $97,227,000 at value, respectively. The Company owns 93.2% of Hillman’s common stock. Hillman is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage and other small hardware components and operates in multiple channels of the retail marketplace such as hardware stores, national and regional home centers and mass merchants. Hillman’s primary operations are located in Cincinnati, Ohio.

      At June 30, 2002 and December 31, 2001 and 2000, the Company had an investment in WyoTech Acquisition Corporation at value totaling $77,008,000, $60,388,000 and $26,477,000, respectively. The Company owned 91.35% of WyoTech’s common stock. WyoTech is a proprietary trade school and its primary operations are in Laramie, Wyoming. WyoTech was sold on July 1, 2002. See Note 18 for the subsequent event.

      At June 30, 2002 and December 31, 2001 and 2000, Grade 4 and 5 loans and debt securities that were not accruing interest at value were as follows:

	2002	2001	2000
(in thousands)
Companies more than 25% owned	$721	$930	$713

Companies 5% to 25% owned	899	2,848	14,661

Companies less than 5% owned	103,562	89,966	57,592

	$105,182	$93,744	$72,966

      Included in Grade 4 and 5 loans and debt securities not accruing interest were assets valued at $8.9 million, $8.9 million and $16.2 million at June 30, 2002 and December 31, 2001, and 2000, respectively, that represented receivables related to companies in liquidation. In addition to Grade 4 and 5 assets that are in workout, the Company may not accrue interest on loans to companies that are more than 50% owned by the Company if such companies are in need of additional capital and, therefore, the Company may defer current debt service. Loans and debt securities to such companies totaled $61,331,000 at value at June 30, 2002.

      The industry and geographic compositions of the private finance portfolio at value at June 30, 2002 and December 31, 2001 and 2000 were as follows:

	2002	2001	2000

Industry

Consumer products	30%	28%	26%

Business services	24	22	24

Financial services	16	15	16

Industrial products	10	10	9

Retail	5	5	5

Education	5	5	3

Telecommunications	3	4	6

Broadcasting & cable	2	4	5

Other	5	7	6

Total	100%	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

	2002	2001	2000

Geographic Region

Mid-Atlantic	42%	43%	43%

West	20	19	17

Midwest	17	17	18

Southeast	14	14	12

Northeast	6	5	8

International	1	2	2

Total	100%	100%	100%

  Commercial Real Estate Finance

      At June 30, 2002 and December 31, 2001 and 2000, the commercial real estate finance portfolio consisted of the following:

	2002			2001			2000

	Cost	Value	Yield	Cost	Value	Yield	Cost	Value	Yield
($ in thousands)
CMBS	$589,558	$613,423	14.8%	$582,553	$582,553	14.8%	$310,887	$311,320	15.4%

Loans	61,890	62,001	7.9%	76,120	79,597	7.7%	102,957	106,413	9.1%

Residual interest	69,341	69,042	9.3%	70,179	69,879	9.4%	82,020	81,720	9.5%

Real estate owned	3,451	1,244		3,784	2,489		7,502	6,081

Total	$724,240	$745,710		$732,636	$734,518		$503,366	$505,534

  CMBS

      At June 30, 2002 and December 31, 2001 and 2000, the CMBS portfolio consisted of the following:

	2002			2001			2000

	Cost	Value	Yield	Cost	Value	Yield	Cost	Value	Yield
(in thousands)
CMBS bonds	$537,025	$560,890	14.6%	$558,346	$558,346	14.7%	$310,887	$311,320	15.4%

Collateralized debt obligations	52,533	52,533	17.2%	24,207	24,207	16.9%	—	—	—

Total	$589,558	$613,423		$582,553	$582,553		$310,887	$311,320

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      CMBS Bonds. At June 30, 2002 and December 31, 2001 and 2000, the CMBS bonds, which were purchased from the original issuer, consisted of the following:

	2002	2001	2000
($ in thousands)
Face	$1,181,989	$1,170,272	$675,764

Original issue discount	(644,964)	(611,926)	(364,877)

Cost	$537,025	$558,346	$310,887

Value	$560,890	$558,346	$311,320

Yield	14.6%	14.7%	15.4%

      The non-investment grade and unrated tranches of the CMBS bonds in which the Company invests are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, the Company’s most subordinate tranch will bear this loss first. At June 30, 2002, the Company’s CMBS bonds were subordinate to 92% to 97% of the tranches of bonds issued in various CMBS transactions. Given that the non-investment grade CMBS bonds in which the Company invests are junior in priority for payment of principal, the Company invests in these CMBS bonds at an approximate discount of 50% from the face amount of the bonds.

      The underlying rating classes of the CMBS bonds at value at June 30, 2002 and December 31, 2001 and 2000 were as follows:

	2002		2001		2000

		Percentage		Percentage		Percentage
	Value	of Total	Value	of Total	Value	of Total
($ in thousands)
BB+	$28,668	5.1%	$24,785	4.4%	$—	—%

BB	40,701	7.3	69,404	12.4	8,472	2.7

BB-	33,452	6.0	67,460	12.1	37,061	11.9

B+	123,056	21.9	103,560	18.6	59,827	19.3

B	158,035	28.2	131,362	23.5	89,999	28.9

B-	79,664	14.2	73,572	13.2	56,665	18.2

CCC	9,119	1.6	8,893	1.6	7,857	2.5

Unrated	88,195	15.7	79,310	14.2	51,439	16.5

Total	$560,890	100.0%	$558,346	100.0%	$311,320	100.0%

      At June 30, 2002 and December 31, 2001 and 2000, the underlying pools of mortgage loans that are collateral for the Company’s CMBS bonds consisted of approximately 4,100, 3,800 and 2,600 commercial mortgage loans with a total outstanding principal balance of $22.9 billion, $20.5 billion and $12.7 billion, respectively. At June 30, 2002, December 31, 2001 and 2000, 0.75%, 0.52% and 0.22%, respectively, of the mortgage loans in the underlying collateral pool for the Company’s CMBS bonds were over 30 days delinquent or were classified as real estate owned. The property types and the geographic composition of the underlying mortgage loans in the underlying collateral pool

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

calculated using the outstanding principal balance at June 30, 2002 and December 31, 2001 and using the underwritten principal balance at December 31, 2000 were as follows:

	2002	2001	2000

Property Type

Retail	31%	31%	32%

Housing	27	27	30

Office	21	22	21

Hospitality	7	7	8

Other	14	13	9

Total	100%	100%	100%

Geographic Region

West	31%	32%	31%

Mid-Atlantic	25	24	23

Midwest	22	21	22

Southeast	17	17	19

Northeast	5	6	5

Total	100%	100%	100%

      The Company’s yield on its CMBS bonds is based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the CMBS that are a result of the general condition of the real estate market (including competition for tenants and their related credit quality) and changes in market rental rates. The initial yield on each CMBS bond has been computed assuming an approximate 1% loss rate on its entire underlying collateral mortgage pool, with the estimated losses being assumed to occur in three equal installments in years three, six and nine. As each CMBS bond ages, the amount of losses and the expected timing of recognition of such losses will be updated, and the respective yield will be adjusted as necessary. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

  Collateralized Debt Obligations. At June 30, 2002, the Company owned preferred shares in three collateralized debt obligations (“CDOs”) secured by investment grade unsecured debt issued by various real estate investment trusts (“REITs”) and investment and non-investment grade CMBS bonds. The investment grade REIT debt collateral consists of $852,826,000 issued by 39 REITs. The investment grade CMBS collateral consisted of CMBS bonds with a face amount of $402,142,000 issued in 26 separate CMBS transactions. The non-investment grade CMBS collateral consists of BB+, BB and BB- CMBS bonds with a face amount of $405,032,000 that were issued in 30 separate CMBS transactions (“CMBS Collateral”). Included in the CMBS Collateral for the CDOs are $393,832,000 of CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held by the Company, which were issued in 22 separate CMBS transactions. The preferred shares are junior in priority for payment of principal to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the preferred shares will bear this loss first. At June 30, 2002, the Company’s preferred shares in the CDOs were subordinate to approximately 95% of the more senior tranches of debt issued by the CDOs. The yield on the CDOs at June 30, 2002 and December 31, 2001 was 17.2% and 16.9%, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The Company acts as the directing certificate holder for the CMBS bonds and as the disposition consultant with respect to two of the CDOs, which allows the Company to approve disposition plans for individual collateral securities. For these services with respect to the CDOs, the Company collects annual fees based on the outstanding collateral pool balance, and for the six months ended June 30, 2002, this fee totaled $160,000.

  Loans

      The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers.

      At June 30, 2002 and December 31, 2001 and 2000, approximately 75% and 25%, 76% and 24%, and 69% and 31% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of June 30, 2002 and December 31, 2001 and 2000, workout loans, or those loans in Grade 4 and 5, with a value of $15,860,000, $15,241,000 and $14,433,000, respectively, were not accruing interest.

      In December 2000, the Company purchased commercial mortgage loans with a face amount of $6,538,000 for $5,427,000 from Business Mortgage Investors, Inc., a company managed by ACC.

      The property types and the geographic composition securing the commercial mortgage loan portfolio at value at June 30, 2002 and December 31, 2001 and 2000 were as follows:

	2002	2001	2000

Property Type

Office	28%	34%	30%

Hospitality	28	25	28

Retail	24	21	19

Recreation	3	4	9

Other	17	16	14

Total	100%	100%	100%

Geographic Region

Southeast	40%	36%	39%

Mid-Atlantic	17	23	22

West	23	20	20

Midwest	13	16	14

Northeast	7	5	5

Total	100%	100%	100%

  Residual Interest

      At June 30, 2002 and December 31, 2001 and 2000, the residual interest consisted of the following:

	2002		2001		2000

	Cost	Value	Cost	Value	Cost	Value
(in thousands)
Residual interest	$68,853	$68,853	$68,853	$68,853	$78,723	$78,723

Residual interest spread	488	189	1,326	1,026	3,297	2,997

Total	$69,341	$69,042	$70,179	$69,879	$82,020	$81,720

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The residual interest primarily consists of a retained interest totaling $68,853,000 from a 1998 asset securitization whereby bonds were sold in three classes rated AAA, AA and A. The residual interest represents a right to cash flows from the underlying collateral pool of loans after these senior bond obligations are satisfied. At June 30, 2002, two classes of bonds rated AAA and AA+ are outstanding, for total bonds outstanding of $29,600,000. The Company has the right to call the bonds when the outstanding bond balance is less than $23,900,000. Once the bonds are fully repaid, either through the cash flows from the securitized loans or due to the Company calling the bonds, the remaining loans in the trust will be returned to the Company as payment on the residual interest.

      The Company sold $295 million of loans, and received cash proceeds, net of costs, of approximately $223 million in January 1998. The Company retained a trust certificate for its residual interest in a loan pool sold, and will receive interest income from this residual interest as well as the residual interest spread (“Residual”) from the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds. As of June 30, 2002 and December 31, 2001 and 2000, the mortgage loan pool had an approximate weighted average stated interest rate of 9.3%. The outstanding bond classes sold had an aggregate weighted average interest rate of 6.7%, 6.6% and 6.5% as of June 30, 2002 and December 31, 2001 and 2000, respectively.

      The Company uses a discounted cash flow methodology for determining the value of its retained Residual. In determining the cash flow of the Residual, the Company assumes a prepayment speed of 15% after the applicable prepayment lockout period and credit losses of 1% or approximately $1.1 million of the total principal balance of the underlying collateral throughout the life of the collateral. These assumptions result in an expected weighted average life of the bonds of 0.5 years. The value of the resulting Residual cash flows is then determined by applying a discount rate of 9% which, in the Company’s view, is commensurate with the market risk of comparable assets.

  Small Business Finance

      The Company, through its former subsidiary, Allied SBLC, participated in the SBA’s Section 7(a) Guaranteed Loan Program. As discussed in Note 1, Allied SBLC was no longer a subsidiary of the Company at December 31, 2000. As a result, the Company’s small business portfolio had no balance at December 31, 2000.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt

      The Company records debt at cost. At June 30, 2002 and December 31, 2001 and 2000, the Company had the following debt:

	2002		2001		2000

	Facility	Amount	Facility	Amount	Facility	Amount
	Amount	Drawn	Amount	Drawn	Amount	Drawn
(in thousands)
Notes payable and debentures:

Unsecured long-term notes payable	$694,000	$694,000	$694,000	$694,000	$544,000	$544,000

SBA debentures	101,800	94,500	101,800	94,500	87,350	78,350

Auction rate reset note	75,000	75,000	81,856	81,856	76,598	76,598

OPIC loan	5,700	5,700	5,700	5,700	5,700	5,700

Total notes payable and debentures	876,500	869,200	883,356	876,056	713,648	704,648

Revolving line of credit	527,500	139,750	497,500	144,750	417,500	82,000

Total	$1,404,000	$1,008,950	$1,380,856	$1,020,806	$1,131,148	$786,648

  Notes Payable and Debentures

      Unsecured Long-Term Notes Payable. The Company issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At June 30, 2002, the notes had remaining maturities of one to four years. The weighted average fixed interest rate on the notes was 7.6%, 7.6% and 7.8% at June 30, 2002 and December 31, 2001 and 2000, respectively. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement.

      SBA Debentures. At June 30, 2002 and December 31, 2001 and 2000, the Company had debentures payable to the SBA with terms of ten years and at fixed interest rates ranging from 5.9% to 8.2%, 2.4% to 8.2% and 6.6% to 9.6%, respectively. At June 30, 2002, the debentures had remaining maturities of three to ten years. The weighted average interest rate was 7.0%, 6.7% and 7.6% at June 30, 2002 and December 31, 2001 and 2000, respectively. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to maturity. At June 30, 2002, the Company has a commitment from the SBA to borrow up to an additional $7,300,000 above the amount outstanding. The commitment expires on September 30, 2005.

      Auction Rate Reset Note. The Company has an Auction Rate Reset Senior Note Series A that matures on December 2, 2002, and bears interest at the three-month London Interbank Offered Rate (“LIBOR”) plus 1.75%, which adjusts quarterly. Interest is due quarterly and the Company, at its option, may pay or defer such interest payments. The amount outstanding on the note will increase as interest due is deferred. Deferred interest may be repaid at any time without penalties.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

      As a means to repay the note, the Company has entered into an agreement with the placement agent of this note to serve as the placement agent on a future issuance of $75.0 million of debt, equity or other securities in one or more public or private transactions. Alternatively, the Company may repay the note in cash without conducting a capital raise. If the Company chooses to pay in cash without conducting a capital raise, the Company will incur additional expense of approximately $2,063,000.

      Scheduled future maturities of notes payable and debentures at June 30, 2002, are as follows:

Amount Maturing
Year	(in thousands)

2002	$75,000

2003	140,000

2004	221,000

2005	179,000

2006	180,700

Thereafter	73,500

Total	$869,200

  Revolving Line of Credit

      The Company has an unsecured revolving line of credit for $527,500,000. The facility may be expanded up to $600,000,000 at the Company’s option. The facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25% or (ii) the higher of (a) the Bank of America, N.A. prime rate or (b) the Federal Funds rate plus 0.50%. The interest rate adjusts at the beginning of each new interest period, usually every thirty days. The interest rates were 4.1%, 3.2% and 7.9% at June 30, 2002 and December 31, 2001 and 2000, respectively, and the facility requires an annual commitment fee equal to 0.25% of the committed amount. The line expires in August 2003, and may be extended under substantially similar terms for one additional year at the Company’s sole option. The line of credit requires monthly interest payments and all principal is due upon its expiration.

      The average debt outstanding on the revolving line of credit was $67,710,000, $106,338,000 and $154,853,000 for the six months ended June 30, 2002 and for the years ended December 31, 2001 and 2000, respectively. The maximum amount borrowed under this facility and the weighted average interest rate for the six months ended June 30, 2002 and for the years ended December 31, 2001 and 2000, were $145,250,000, $213,500,000 and $257,000,000, and 3.2%, 5.4% and 7.6%, respectively.

      The Company has various financial and operating covenants required by the revolving line of credit and the notes payable and debentures. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of June 30, 2002, the Company was in compliance with these covenants.

Note 5. Preferred Stock

      Allied Investment has outstanding a total of 60,000 shares of $100 par value, 3% cumulative preferred stock and 10,000 shares of $100 par value, 4% redeemable cumulative preferred stock issued

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 5. Preferred Stock, continued

to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3% cumulative preferred stock does not have a required redemption date. Allied Investment has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4% redeemable cumulative preferred stock has a required redemption date in June 2005.

Note 6. Shareholders’ Equity

      Sales of common stock for the six months ended June 30, 2002, and the years ended December 31, 2001, 2000 and 1999 were as follows:

	2002	2001	2000	1999
(in thousands)
Number of common shares	1,946	13,286	14,812	8,659

Gross proceeds	$51,800	$301,539	$263,460	$172,539

Less costs including underwriting fees	(1,880)	(14,651)	(12,548)	(8,270)

Net proceeds	$49,920	$286,888	$250,912	$164,269

      In addition, the Company issued 204,855 shares of common stock with a value of $5,157,000 to acquire one portfolio investment in a stock-for-stock exchange during 2001. The Company also issued 4,123,407 shares of common stock with a value of $86,076,000 to acquire BLC Financial Services, Inc. in a stock-for-stock exchange on December 31, 2000.

      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive days immediately prior to the dividend payment date.

      Dividend reinvestment plan activity for the six months ended June 30, 2002 and for the years ended December 31, 2001, 2000 and 1999 was as follows:

	2002	2001	2000	1999
(in thousands, except per share amounts)
Shares issued	128	271	254	233

Average price per share	$24.34	$23.32	$18.79	$19.43

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 7. Earnings Per Common Share

      Earnings per common share for the six months ended June 30, 2002 and 2001 and for the years ended December 31, 2001, 2000 and 1999 were as follows:

	For the Six Months
	Ended June 30,

	2002	2001	2001	2000	1999
(in thousands, except per share amounts)
Net increase in net assets resulting from operations	$129,415	$98,134	$200,727	$143,101	$98,570

Less preferred stock dividends	(110)	(110)	(230)	(230)	(230)

Income available to common shareholders	$129,305	$98,024	$200,497	$142,871	$98,340

Basic shares outstanding	100,822	87,441	91,564	73,165	59,877

Dilutive options outstanding to officers	2,078	1,525	1,439	307	167

Diluted shares outstanding	102,900	88,966	93,003	73,472	60,044

Basic earnings per common share	$1.28	$1.12	$2.19	$1.95	$1.64

Diluted earnings per common share	$1.26	$1.10	$2.16	$1.94	$1.64

Note 8.	Employee Stock Ownership Plan, 401(k) Plan and Deferred Compensation Plan

      The Company had an employee stock ownership plan (“ESOP”) through 1999. Pursuant to the ESOP, the Company was obligated to contribute 5% of each eligible participant’s total cash compensation for the year to a plan account on the participant’s behalf, which vested over a two-year period. ESOP contributions were used to purchase shares of the Company’s common stock.

      As of December 31, 1999, the ESOP held 303,210 shares of the Company’s common stock, all of which had been allocated to participants’ accounts. The plan was funded annually and the total ESOP contribution expense for the year ended December 31, 1999, was $641,000 net of forfeitures of $4,100. In 1999, the Company established a 401(k) plan (see below) and elected to terminate the ESOP Plan in 2000. During 2000, the ESOP assets were transferred into the 401(k) plan.

      The Company’s 401(k) retirement investment plan is open to all of its full-time employees who are at least 21 years of age. The employees may elect voluntary wage deferrals ranging from 0% to 20% of eligible compensation for the year. In 2000, the Company began making contributions to the 401(k) plan equal to 5% of each eligible participant’s total cash compensation for the year up to a maximum compensation of $170,000, which fully vests at the time of contribution. Employer contributions that exceed $8,500 (5% of $170,000 cash compensation) are directed to the participant’s deferred compensation plan account (see below). Total 401(k) contribution expense for the years ended December 31, 2001 and 2000, was $560,000 and $590,000, respectively.

      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. All amounts credited to a participant’s account shall be credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 8.	Employee Stock Ownership Plan, 401(k) Plan and Deferred Compensation Plan, continued

change of control of the Company or in the event of the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by a Company-appointed trustee.

Note 9. Stock Option Plan

  The Option Plan

      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. On May 7, 2002, the Company’s shareholders amended the Option Plan to increase the authorized shares under the plan to 25,950,000. At June 30, 2002, the number of shares available to be granted under the Option Plan was 14,265,147.

      Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted.

      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

      Information with respect to options granted, exercised and forfeited under the Option Plan for the six months ended June 30, 2002 and for the years ended December 31, 2001, 2000 and 1999 is as follows:

		Weighted
		Average
		Option Price
	Shares	Per Share
(in thousands, except per share amounts)
Options outstanding at January 1, 1999	5,114	$20.14

Granted	1,288	19.75

Exercised	(318)	19.07

Forfeited	(195)	20.00

Options outstanding at December 31, 1999	5,889	$20.12

Granted	4,162	17.02

Exercised	(195)	17.68

Forfeited	(950)	19.81

Options outstanding at December 31, 2000	8,906	$18.76

Granted	2,800	21.82

Exercised	(553)	19.09

Forfeited	(673)	17.66

Options outstanding at December 31, 2001	10,480	$19.63

Granted	695	26.34

Exercised	(615)	18.91

Forfeited	(567)	19.29

Options outstanding at June 30, 2002	9,993	$20.16

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9. Stock Option Plan, continued

      The following table summarizes information about stock options outstanding at June 30, 2002:

		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(years)	Price	Exercisable	Price

(in thousands, except per share amounts and years)

$16.81	2,873	7.90	$16.81	1,900	$16.81

$17.50-$19.94	1,286	7.28	$18.43	545	$18.33

$21.38	2,306	5.53	$21.38	1,947	$21.38

$21.59	2,164	9.22	$21.59	—	—

$21.88-$27.38	1,364	9.12	$24.51	360	$22.97

$16.81-$27.38	9,993	7.73	$20.16	4,752	$19.32

      The Company accounts for its stock options as required by the Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees,” and accordingly no compensation cost has been recognized as the exercise price equals the market price on the date of grant. Had compensation cost for the plan been determined consistent with SFAS No. 123 “Accounting for Stock Based Compensation,” which records options at fair value on the date of issuance and amortizes that amount over the vesting period of the option, the Company’s net increase in net assets resulting from operations and basic and diluted earnings per common share would have been reduced to the following pro forma amounts:

	2001	2000	1999
(in thousands, except per share amounts)
Net increase in net assets resulting from operations:

As reported	$200,727	$143,101	$98,570

Pro forma	$193,520	$137,716	$94,510

Basic earnings per common share:

As reported	$2.19	$1.95	$1.64

Pro forma	$2.11	$1.88	$1.58

Diluted earnings per common share:

As reported	$2.16	$1.94	$1.64

Pro forma	$2.08	$1.87	$1.57

      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model, with the following weighted average assumptions for grants: risk-free interest rate of 4.0%, 6.5% and 5.9% for 2001, 2000 and 1999, respectively; expected life of approximately five years for all options granted; expected volatility of 33%, 34% and 37% for 2001, 2000 and 1999, respectively; and dividend yield of 8.0%, 8.7% and 9.0% for 2001, 2000 and 1999, respectively. The weighted average fair value of options granted for the years ended December 31, 2001, 2000, and 1999, were $3.24, $3.02, and $3.39, respectively.

  Notes Receivable from the Sale of Common Stock

      The Company provides loans to officers for the exercise of options. The loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9. Stock Option Plan, continued

effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At June 30, 2002, December 31, 2001, 2000 and 1999, the Company had outstanding loans to officers of $28,190,000, $26,028,000, $25,083,000 and $29,461,000, respectively. Officers with outstanding loans repaid principal of $220,000, $5,090,000, $6,363,000 and $195,000 for the six months ended June 30, 2002 and for the years ended December 31, 2001, 2000 and 1999, respectively. The Company recognized interest income from these loans of $775,000, $1,524,000, $1,712,000 and $1,539,000, respectively, during these same periods. This interest income is included in interest and dividends for companies less than 5% owned.

      As a business development company under the Investment Company Act of 1940, the Company is entitled to provide loans to the Company’s employees in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers in the future.

Note 10. Formula Award

      In 1997, the Company established a Formula Award to compensate employees from the point when their unvested options would cease to appreciate in value (the merger announcement date), up until the time at which they would be able to receive option awards in ACC post-merger. The amount of the Formula Award as computed at December 30, 1997, was $18,994,000. This amount was contributed to the Company’s deferred compensation trust under the deferred compensation plan (see Note 8) and was used to purchase shares of the Company’s stock (included in common stock held in deferred compensation trust). The Formula Award vested equally in three installments on December 31, 1998, 1999 and 2000, and was expensed as a component of employee expense in each year in which it vested. For the years ended December 31, 2000 and 1999, $5,648,000 and $6,221,000, respectively, was expensed as a result of the Formula Award. Vested Formula Awards have been distributed to recipients by the Company, however, sale of the Company’s stock by the recipients is restricted.

Note 11. Dividends and Distributions

      The Company’s Board of Directors declared and the Company paid dividends of $0.53 and $0.55 per common share for the first and second quarters of 2002, respectively. The dividends totaled $109,482,000 for the six months ended June 30, 2002, respectively. The Company’s Board of Directors also declared a dividend of $0.56 per common share for the third quarter of 2002.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11. Dividends and Distributions, continued

      For the years ended December 31, 2001, 2000 and 1999, the Company declared the following distributions:

	2001		2000		1999

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)

First quarter	$42,080	$0.49	$30,715	$0.45	$23,286	$0.40

Second quarter	45,755	0.50	33,150	0.45	23,746	0.40

Third quarter	47,866	0.51	34,751	0.46	24,768	0.40

Fourth quarter	50,456	0.51	37,179	0.46	26,141	0.40

Total distributions to common shareholders	$186,157	$2.01	$135,795	$1.82	$97,941	$1.60

      For income tax purposes, distributions for 2001, 2000 and 1999 were composed of the following:

	2001		2000		1999

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)

Ordinary income	$183,957	$1.99	$116,321	$1.56	$76,948	$1.26

Long-term capital gains	2,200	0.02	19,474	0.26	20,993	0.34

Total distributions to common shareholders	$186,157	$2.01	$135,795	$1.82	$97,941	$1.60

      The following table summarizes the differences between financial statement net income and taxable income for the years ended December 31, 2001, 2000 and 1999:

	2001	2000	1999

(in thousands)

Financial statement net income	$200,727	$143,101	$98,570

Adjustments:

Net unrealized gains	(20,603)	(14,861)	(2,138)

Interest income from securitized commercial mortgage loans	3,327	3,149	4,640

Gains from disposition of portfolio assets	—	5,202	(4,547)

Formula award	(4,383)	1,374	2,158

Other expenses not deductible for tax	3,230	1,197	1,053

Amortization of loan discount	635	233	129

Other	5,040	(1,012)	(1,492)

Income tax benefit	(412)	—	—

Taxable income	$187,561	$138,383	$98,373

      The Company must distribute at least 90% of its RIC ordinary taxable income to qualify for pass through tax treatment and maintain its RIC status. At December 31, 2001, the Company had recorded a tax benefit of $412,000 for which it expects to realize the benefit in future years through AC Corp being in a net taxable income position.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 12. Cash and Cash Equivalents

      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

      At June 30, 2002 and December 31, 2001 and 2000, cash and cash equivalents consisted of the following:

		December 31,
	June 30,
	2002	2001	2000

(in thousands)

Cash and cash equivalents	$8,392	$5,337	$11,337

Less escrows held	(4,073)	(4,448)	(8,888)

Total cash and cash equivalents	$4,319	$889	$2,449

Note 13. Supplemental Disclosure of Cash Flow Information

      For the six months ended June 30, 2002 and 2001 and for the years ended December 31, 2001, 2000 and 1999, the Company paid $34,055,000, $31,916,000, $63,237,000, $54,112,000 and $21,092,000, respectively, for interest. For the six months ended June 30, 2002 and 2001 and for the years ended December 31, 2001, 2000 and 1999, the Company’s non-cash financing activities totaled $5,498,000, $7,569,000, $17,523,000, $92,835,000 and $10,241,000, respectively, and includes stock option exercises and dividend reinvestment. The non-cash financing activities for the years ended December 31, 2001 and 2000 includes the issuance of $5,157,000 and $86,076,000 of the Company’s common stock to acquire portfolio investments.

Note 14. Hedging Activities

      The Company invests in BB+, BB and BB- rated CMBS bonds, which are purchased at prices that are based on the 10-year Treasury rate. The Company has entered into transactions with two financial institutions to hedge against movement in Treasury rates on certain of these CMBS bonds. These transactions involved the Company receiving the proceeds from the sale of the borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities as of June 30, 2002 and December 31, 2001 consisted of the following:

	June 30, 2002		December 31, 2001
(in thousands)
Description of Issue	Cost	Value	Cost	Value

10-year Treasury, due August 2011	$2,074	$2,008	$19,175	$17,989

10-year Treasury, due August 2011	1,010	1,040	5,693	5,656

10-year Treasury, due August 2011	7,585	7,917	23,636	23,618

5-year Treasury, due February 2006	5,590	5,746	—	—

10-year Treasury, due August 2011	19,404	19,903	—	—

10-year Treasury, due February 2012	2,624	2,665	—	—

10-year Treasury, due February 2012	25,351	26,445	—	—

10-year Treasury, due February 2012	18,990	19,065	—	—

	$82,628	$84,789	$48,504	$47,263

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 14. Hedging Activities, continued

      Obligations to replenish borrowed Treasury securities as of June 30, 2002 and December 31, 2001 were $84,789,000 and $47,263,000 respectively, and are recorded as other liabilities. As of June 30, 2002, the total obligations on the hedge had increased since the original sale date due to changes in the yield on the borrowed Treasury securities, resulting in unrealized depreciation on the obligations of $2,161,000. The net proceeds related to the sales of the borrowed Treasury securities of $82,628,000 and $48,504,000 have been recorded as an other asset at June 30, 2002 and December 31, 2001, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 15. Financial Highlights

	At and for the
	Six Months Ended
	June 30,		At and for the Years Ended December 31,

	2002(5)	2001(5)	2001	2000	1999	1998	1997

Per Common Share Data

Net asset value, beginning of period	$13.57	$12.11	$12.11	$10.20	$8.79	$8.07	$8.34

Net investment income before income tax benefit (expense) and net realized and unrealized gains(1)	0.94	0.92	1.92	1.53	1.18	1.06	0.94

Income tax benefit (expense)(1)	—	—	0.01	—	—	(0.01)	(0.03)

Net realized and unrealized gains(1)	0.32	0.18	0.23	0.41	0.46	0.45	0.36

Minority interests(1)	—	—	—	—	—	—	(0.03)

Net increase in net assets resulting from operations	1.26	1.10	2.16	1.94	1.64	1.50	1.24

Net decrease in net assets from shareholder distributions(2)	(1.08)	(0.99)	(2.01)	(1.82)	(1.60)	(1.43)	(1.71)

Net increase in net assets from capital share transactions	0.27	0.57	1.31	1.79	1.37	0.65	0.20

Net asset value, end of period	$14.02	$12.79	$13.57	$12.11	$10.20	$8.79	$8.07

Market value, end of period	$22.65	$23.15	$26.00	$20.88	$18.31	$17.31	$22.25

Total return	(9.18)%	15.56%	35.43%	25.47%	14.99%	(15.74)%	77.76%

Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)

Ending net assets	$1,434,453	$1,171,661	$1,352,123	$1,029,692	$667,513	$491,358	$420,060

Common shares outstanding at end of period(3)	102,296	91,578	99,607	85,057	65,414	55,919	52,047

Diluted weighted average shares outstanding	102,900	88,966	93,003	73,472	60,044	51,974	49,251

Employee and administrative expenses/ average net assets	1.74%	1.85%	3.80%	4.98%	6.25%	7.09%	4.66%

Total expenses/average net assets(4)	4.26%	4.79%	9.31%	11.88%	12.44%	11.86%	12.43%

Net investment income/ average net assets(4)	6.94%	7.54%	15.15%	13.55%	12.61%	12.72%	11.15%

Portfolio turnover rate	8.33%	6.27%	10.04%	28.92%	34.19%	63.53%	42.72%

Average debt outstanding	$940,357	$812,500	$847,121	$707,400	$461,500	$261,300	$336,800

Average debt per share	$9.14	$9.13	$9.11	$9.63	$7.69	$5.03	$6.84

(1)	Based on diluted weighted average number of shares outstanding for the period.

(2)	For the year ended December 31, 1997, shareholder distributions include $0.51 of merger-related dividends.

(3)	Excludes 234,977, 516,779 and 810,456 common shares held in the deferred compensation trust at or for the years ended December 31, 2000, 1999, and 1998, respectively.

(4)	For the purpose of calculating the ratios, total expenses and net investment income for the year ended December 31, 1997 exclude merger expenses of $5,159,000.

(5)	The results for the six months ended June 30, 2002 and 2001, respectively, are not necessarily indicative of the operating results to be expected for the full year.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 16. Selected Quarterly Data (Unaudited)

	2001

	Qtr 1	Qtr 2	Qtr 3	Qtr 4
(in thousands, except per share amounts)
Total interest and related portfolio income	$65,071	$68,739	$72,634	$82,666

Net investment income before net realized and unrealized gains	$39,728	$42,118	$44,189	$53,016

Net increase in net assets resulting from operations	$52,028	$46,106	$59,703	$42,890

Basic earnings per common share	$0.61	$0.52	$0.64	$0.44

Diluted earnings per common share	$0.60	$0.51	$0.63	$0.43

	2000

	Qtr 1	Qtr 2	Qtr 3	Qtr 4

Total interest and related portfolio income	$43,897	$49,965	$55,992	$61,735

Net investment income before net realized and unrealized gains	$22,573	$24,700	$30,719	$34,725

Net increase in net assets resulting from operations	$29,581	$34,790	$36,449	$42,281

Basic earnings per common share	$0.45	$0.50	$0.48	$0.52

Diluted earnings per common share	$0.45	$0.50	$0.48	$0.52

Note 17. Litigation

      As of August 13, 2002, the Company is aware of seven class action lawsuits that have been filed in the United States District Court for the Southern District of New York against the Company, certain of its directors and officers and the Company’s former independent auditors, Arthur Andersen LLP, with respect to alleged violations of the securities laws. All of the actions essentially duplicate one another, pleading essentially the same allegations. The complaints filed in the lawsuits allege violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, specifically alleging, among other things, that the Company misstated the value of certain portfolio investments in its financial statements, which allegedly resulted in the purchase of the Company’s common stock by purported class members at artificially inflated prices. Several of the complaints also allege state law claims for common law fraud. The lawsuits seek compensatory and other damages, and costs and expenses associated with the litigation. The Company believes that each of the lawsuits is without merit, and the Company intends to defend each of these lawsuits vigorously. While the Company does not expect these matters to materially affect its financial condition or results of operations, there can be no assurance of any particular outcome.

      The Company also is party to certain other lawsuits in the normal course of business. While the outcome of these legal proceeding cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

Note 18. Subsequent Events

      On July 1, 2002, the Company completed the sale of WyoTech Acquisition Corporation for approximately $84.4 million in cash. The Company’s total cash proceeds from the sale of WyoTech, including the repayment of debt and preferred stock and the sale of the Company’s 91% common equity ownership, were approximately $77.0 million, resulting in a realized gain of $60.6 million in

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 18. Subsequent Events, continued

the third quarter of 2002 on the transaction. The sale of WyoTech is subject to post-closing working capital adjustments, if any, and customary indemnification provisions. Total interest and related portfolio income earned from WyoTech for the three months ended June 30, 2002 was $1.8 million, which will no longer occur due to the sale of the investment on July 1, 2002.

      On July 31, 2002, the Company completed the sale of $82.7 million of CMBS, which resulted in a realized gain of approximately $12 million. The bonds sold had an effective yield of 12%. Additionally, the Company reversed previously recorded net unrealized appreciation of approximately $5 million related to these bonds.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

	December 31, 2001

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)

ASSETS

Portfolio at value:

Private finance	$1,414,411	$165,161	$15,500	$—	$1,595,072

Commercial real estate finance	649,283	3,764	81,471	—	734,518

Investments in subsidiaries	152,659	—	—	(152,659)	—

Total portfolio at value	2,216,353	168,925	96,971	(152,659)	2,329,590

Intercompany notes and receivables	57,176	3,195	8,916	(69,287)	—

Other assets	104,344	8,244	17,646	—	130,234

Cash and cash equivalents	690	173	26	—	889

Total assets	$2,378,563	$180,537	$123,559	$(221,946)	$2,460,713

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Notes payable and debentures	$781,556	$94,500	$—	$—	$876,056

Revolving credit facilities	144,750	—	—	—	144,750

Accounts payable and other liabilities	66,692	2,219	11,873	—	80,784

Intercompany notes and payables	31,058	415	37,818	(69,291)	—

Total liabilities	1,024,056	97,134	49,691	(69,291)	1,101,590

Commitments and contingencies

Preferred stock	—	7,000	—	—	7,000

Shareholders’ equity:

Common stock	10	—	1	(1)	10

Additional paid-in capital	1,352,688	49,673	77,494	(127,167)	1,352,688

Notes receivable from sale of common stock	(23,645)	—	(2,383)	—	(26,028)

Net unrealized appreciation (depreciation) on portfolio	39,982	10,027	(1,801)	(8,227)	39,981

Undistributed (distributions in excess of) earnings	(14,528)	16,703	557	(17,260)	(14,528)

Total shareholders’ equity	1,354,507	76,403	73,868	(152,655)	1,352,123

Total liabilities and shareholders’ equity	$2,378,563	$180,537	$123,559	$(221,946)	$2,460,713

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

	December 31, 2001

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Interest and Related Portfolio Income

Interest and dividends	$217,392	$16,059	$7,013	$—	$240,464

Intercompany interest	588	—	—	(588)	—

Premiums from loan dispositions	2,504	—	—	—	2,504

Income from investments in wholly owned subsidiaries	11,416	—	—	(11,416)	—

Fees and other income	25,920	389	19,833	—	46,142

Total interest and related portfolio income	257,820	16,448	26,846	(12,004)	289,110

Expenses

Interest	58,066	7,038	—	—	65,104

Intercompany interest	—	41	547	(588)	—

Employee	14,851	—	14,805	—	29,656

Administrative	8,811	146	6,342	—	15,299

Total operating expenses	81,728	7,225	21,694	(588)	110,059

Net investment income before income tax benefit and net realized and unrealized gains	176,092	9,223	5,152	(11,416)	179,051

Income tax benefit	—	—	412	—	412

Net investment income before net realized and unrealized gains	176,092	9,223	5,564	(11,416)	179,463

Net Realized and Unrealized Gains

Net realized gains (losses)	4,032	(2,762)	(609)	—	661

Net unrealized gains (losses)	20,603	2,794	(80)	(2,714)	20,603

Total net realized and unrealized gains (losses)	24,635	32	(689)	(2,714)	21,264

Net increase in net assets resulting from operations	$200,727	$9,255	$4,875	$(14,130)	$200,727

The accompanying notes are an integral part of these consolidating financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF CASH FLOWS

	December 31, 2001

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Cash Flows from Operating Activities

Net increase in net assets resulting from operations	$200,727	$9,255	$4,875	$(14,130)	$200,727
Adjustments

Portfolio investments	(651,001)	(18,449)	(5,722)	—	(675,172)

Repayments of investment principal	64,786	9,675	—	—	74,461

Proceeds from investment sales	129,980	—	—	—	129,980

Change in accrued or reinvested interest and dividends	(49,138)	(2,416)	—	—	(51,554)

Net change in intercompany investments	7,352	(7,006)	(11,762)	11,416	—

Changes in other assets and liabilities	(649)	(7,734)	9,673	—	1,290

Amortization of loan discounts and fees	(12,937)	(992)	—	—	(13,929)

Depreciation and amortization	327	—	667	—	994

Realized losses	4,925	3,902	619	—	9,446

Net unrealized (gains) losses	(20,603)	(2,794)	80	2,714	(20,603)

Net cash used in operating activities	(326,231)	(16,559)	(1,570)	—	(344,360)

Cash Flows from Financing Activities

Sale of common stock	286,888	—	—	—	286,888

Sale of common stock upon the exercise of stock options	5,428	—	—	—	5,428

Collections of notes receivable from sale of common stock	5,090	—	—	—	5,090

Common dividends and distributions paid	(179,826)	—	—	—	(179,826)

Preferred stock dividends paid	—	(220)	(10)	—	(230)

Net borrowings under notes payable and debentures	150,000	16,150	—	—	166,150

Net borrowings under revolving lines of credit	62,750	—	—	—	62,750

Other	(3,450)	—	—	—	(3,450)

Net cash provided by (used in) financing activities	326,880	15,930	(10)	—	342,800

Net increase (decrease) in cash and cash equivalents	$649	$(629)	$(1,580)	$—	$(1,560)

Cash and cash equivalents at beginning of year	$41	$802	$1,606	$—	$2,449

Cash and cash equivalents at end of year	$690	$173	$26	$—	$889

The accompanying notes are an integral part of these consolidating financial statements.

NOTE: THIS IS A COPY OF A REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP, ALLIED CAPITAL CORPORATION’S FORMER INDEPENDENT ACCOUNTANTS. THIS REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP IN CONNECTION WITH FILING OF THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS IS A PART.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors

of Allied Capital Corporation and Subsidiaries:

      We have audited the accompanying consolidated balance sheets of Allied Capital Corporation and subsidiaries as of December 31, 2001 and 2000, including the consolidated statement of investments as of December 31, 2001, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period then ended, and the financial highlights (included in Note 15) for the year ended December 31, 2001. These consolidated financial statements, financial highlights and the supplementary consolidating financial information referred to below are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements, financial highlights and the supplementary consolidating financial information referred to below based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As discussed in Note 2, the consolidated financial statements include investments valued at $2,329,590,000 as of December 31, 2001 and $1,788,001,000 as of December 31, 2000 (172 percent and 174 percent, respectively, of net assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the board of directors’ estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended, and the financial highlights for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

      Our audit was made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis of the consolidated financial statements rather than to present balance sheet, statement of operations and cash flows of the individual companies and are not a required part of the consolidated financial statements. This information has been subjected to the auditing procedures applied in our audit of the consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Vienna, Virginia

February 20, 2002

Independent Accountants’ Review Report

The Board of Directors and Shareholders
Allied Capital Corporation and Subsidiaries:

      We have reviewed the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of June 30, 2002, and the related consolidated statements of operations, changes in net assets and cash flows for the six-month period then ended, and financial highlights (included in Note 15) for the six-month period ended June 30, 2002. These consolidated financial statements and financial highlights are the responsibility of the Company’s management.

      We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

      Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Washington, D.C.

July 22, 2002, except as to notes 17 and 18 which are
  as of August 13, 2002 and July 31, 2002, respectively